As filed with the Securities and Exchange Commission on March 30, 1998
                                                                File No. 33-9645
                                                               File No. 811-4881


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 52

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 53


                             NORWEST ADVANTAGE FUNDS
            (Formerly "Norwest Funds" and "Prime Value Funds, Inc.")
             (Exact Name of Registrant as Specified in its Charter)

                               Two Portland Square
                              Portland, Maine 04101
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (207) 879-1900


                               Max Berueffy, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine 04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Anthony C.J. Nuland, Esq.
                                 Seward & Kissel
                               1200 G Street, N.W.
                             Washington, D.C. 20005


             It is proposed that this filing will become effective:

 __X__   immediately  upon  filing  pursuant to Rule 485,  paragraph  (b)
 _____   on [ ] pursuant to Rule 485,  paragraph  (b)
 _____   60 days after filing  pursuant to Rule 485,  paragraph  (a)(i)
 _____   on February 28, 1998 pursuant to Rule 485, paragraph  (a)(i)
 _____   75 days after filing pursuant to Rule 485,  paragraph (a)(ii)
 _____   on [ ] pursuant to Rule 485, paragraph (a)(ii)
 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, SMALL CAP OPPORTUNITIES FUND, INTERNATIONAL FUND, PERFORMA STRATEGIC VALUE BOND FUND, PERFORMA DISCIPLINED GROWTH FUND, PERFORMA SMALL CAP VALUE FUND AND PERFORMA GLOBAL GROWTH FUND OF REGISTRANT ARE CURRENTLY STRUCTURED AS FEEDER FUNDS. THIS AMENDMENT INCLUDES A MANUALLY EXECUTED SIGNATURE PAGE FOR THE REGISTRANTS WHOSE PORTFOLIOS ARE MASTER FUNDS: SCHRODER CAPITAL FUNDS AND CORE TRUST (DELAWARE).

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART A
     (Prospectus offering A and B Shares of Stable Income Fund, Intermediate
         Government Income Fund, Income Fund and Total Return Bond Fund)

Form N-1A
 Item No.                 (Caption)                                    Location in Prospectus (Caption)
----------                ---------                                    --------------------------------
Item 1.            Cover Page                                          Cover Page

Item 2.            Synopsis                                            Prospectus Summary

Item 3.            Condensed Financial Information                     Financial Highlights; Other Information -
                                                                       Performance Information

Item 4.            General Description of
                   Registrant                                          Prospectus Summary; Investment Objectives
                                                                       and Policies; Additional Investment
                                                                       Policies and Risk Considerations; and
                                                                       Other Information - The Trust and Its
                                                                       Shares

Item 5.            Management of the Fund                              Prospectus Summary; Management

Item 5A.           Management's Discussion of
                   Fund Performance                                    Not Applicable

Item 6.            Capital Stock and
                   Other Securities                                    Cover; Dividends and Tax Matters; Other
                                                                       Information - The Trust and Its Shares

Item 7.            Purchase of Securities Being Offered                How to Buy Shares; Management -
                                                                       Management, Administration and
                                                                       Distribution Services

Item 8.            Redemption or Repurchase                            How to Sell Shares

Item 9.            Pending Legal Proceedings                           Not Applicable


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART A
                         (Prospectus offering I Shares)

Form N-1A
 Item No.                 (Caption)                                    Location in Prospectus (Caption)
----------                ---------                                    -------------------------------
Item 1.            Cover Page                                          Cover Page

Item 2.            Synopsis                                            Prospectus Summary

Item 3.            Condensed Financial Information                     Financial Highlights; Other Information -
                                                                       Performance Information
Item 4.            General Description of
                   Registrant                                          Prospectus Summary; Investment Objectives
                                                                       and Policies; Additional Investment
                                                                       Policies and Risk Considerations; and
                                                                       Other Information - The Trust and Its
                                                                       Shares

Item 5.            Management of the Fund                              Prospectus Summary; Management

Item 5A.           Management's Discussion of
                   Fund Performance                                    Not Applicable

Item 6.            Capital Stock and
                   Other Securities                                    Cover; Dividends and Tax Matters; Other
                                                                       Information - The Trust and Its Shares

Item 7.            Purchase of Securities Being Offered                How To Buy Shares; Management,
                                                                       Administration and Distribution Services

Item 8.            Redemption or Repurchase                            How To Sell Shares

Item 9.            Pending Legal Proceedings                           Not Applicable


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART A
 (Prospectus offering Shares of Performa Disciplined Growth Fund,Performa Small
                       Cap Value Fund, Performa Strategic
                Value Bond Fund and Performa Global Growth Fund)


Form N-1A
 Item No.                 (Caption)                                    Location in Prospectus (Caption)
---------                 ---------                                    --------------------------------
Item 1.            Cover Page                                          Cover Page

Item 2.            Synopsis                                            About the Funds; About Your Investment

Item 3.            Condensed Financial Information                     Not Applicable

Item 4.            General Description of
                   Registrant                                          About the Funds; How the Funds Pursue
                                                                       Their Objective -- Risk Considerations;
                                                                       Risk Factors; Organization and History of
                                                                       Core & Gateway Structure

Item 5.            Management of the Fund                              About the Funds; How the Funds Are Managed

Item 5A.           Management's Discussion of
                   Fund Performance                                    How Each Fund Makes Distributions to
                                                                       Shareholders -- Tax

Item 6.            Capital Stock and
                   Other Securities                                    Cover Page; How Each Fund Makes
                                                                       Distributions to Shareholders -- Tax

Item 7.            Purchase of Securities Being Offered                How To Buy Shares, How to Exchange Shares;
                                                                       Types of Account Ownership

Item 8.            Redemption or Repurchase                            How to Sell Shares; How to Exchange Shares

Item 9.            Pending Legal Proceedings                           Not Applicable


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART A
    (Prospectus offering Shares of Norwest WealthBuilder II Growth Portfolio,
                      Norwest WealthBuilder II Growth and
    Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio)


Form N-1A
 Item No.                 (Caption)                                    Location in Prospectus (Caption)
---------                 ---------                                    --------------------------------
Item 1.            Cover Page                                          Cover Page

Item 2.            Synopsis                                            Prospectus Summary

Item 3.            Condensed Financial Information                     Not Applicable
Item 4.            General Description of
                   Registrant                                          Prospectus Summary; Investment Objectives
                                                                       and Policies; and Other Information - The
                                                                       Trust and Its Shares

Item 5.            Management of the Fund                              Prospectus Summary; Management of the
                                                                       Portfolios

Item 5A.           Management's Discussion of
                   Fund Performance                                    Performance Information

Item 6.            Capital Stock and
                   Other Securities                                    Cover Page; Dividends and Tax Matters;
                                                                       Other Information - The Trust and Its
                                                                       Shares

Item 7.            Purchase of Securities Being Offered                Purchases and Redemptions of Shares; How
                                                                       to Buy Shares

Item 8.            Redemption or Repurchase                            Purchases and Redemptions of Shares; How
                                                                       to Sell Shares

Item 9.            Pending Legal Proceedings                           Not Applicable


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(C))

                                     PART A
                            (All other Prospectuses)

                          Not Applicable in this Filing

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART B
SAI offering Shares of Cash Investment Fund, Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund and Treasury Fund, Institutional and Investor Shares of Municipal Money Market Fund, I Shares of Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund, Strategic Income Fund (FORMERLY CONSERVATIVE BALANCED Fund), Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund

Form N-1A                                                              Location in Statement of
Item No.                   (Caption)                                    Additional Information (Caption)
---------                  ---------                                   ---------------------------------
Item 10.           Cover Page                                          Cover Page

Item 11.           Table of Contents                                   Cover Page

Item 12.           General Information and History                     Prospectus

Item 13.           Investment Objectives and Policies                  Investment Policies; Investment Limitations

Item 14.           Management of the Fund                              Management; Additional Information about
                                                                       the Trust and the Shareholders of the Funds

Item 15.           Control Persons and Principal
                   Holders of Securities                               Additional Information about the Trust;
                                                                       Shareholdings

Item 16.           Investment Advisory and Other Services              Management

Item 17.           Brokerage Allocation and Other Practices            Portfolio Transactions

Item 18.           Capital Stock and Other Securities                  Additional Information about the Trust;
                                                                       Shareholdings

Item 19.           Purchase, Redemption and Pricing of
                   Securities Being Offered                            Additional Purchase and Redemption
                                                                       Information

Item 20.           Tax Status                                          Taxation

Item 21.           Underwriters                                        Management - Administration and
                                                                       Distribution

Item 22.           Calculation of Performance Data                     Performance and Advertising Data

Item 23            Financial Statements                                Other Information - Financial
                                                                       Statements

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART B
         (SAI offering Shares of Performa Smith Disciplined Growth Fund,
      Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund,
                Performa Galliard Strategic Value Bond Fund and
                     Performa Schroder Global Growth Fund)


Form N-1A                                                              Location in Statement of
Item No.                   (Caption)                                    Additional Information (Caption)
---------                  ---------                                   ---------------------------------
Item 10.           Cover Page                                          Cover Page

Item 11.           Table of Contents                                   Table of Contents

Item 12.           General Information and History                     Prospectus

Item 13.           Investment Objectives and Policies                  Investment Policies; Investment Limitations

Item 14.           Management of the Fund                              Management and Administrative Services;
                                                                       Additional Information about the Trust and
                                                                       the Shareholders of the Funds

Item 15.           Control Persons and Principal
                   Holders of Securities                               Additional Information about the Trust and
the                                                                    Shareholders of the Funds -- Shareholdings

Item 16.           Investment Advisory and Other Services              Investment Advisory Services

Item 17.           Brokerage Allocation and Other Practices            Portfolio Transactions

Item 18.           Capital Stock and Other Securities                  Additional Information about the Trust and
                                                                       the Shareholders of the Fund

Item 19.           Purchase, Redemption and Pricing of
                   Securities Being Offered                            Additional Purchase, Redemption and
                                                                       Exchange Information

Item 20.           Tax Status                                          Taxation

Item 21.           Underwriters                                        Portfolio Transactions

Item 22.           Calculation of Performance Data                     Performance and Advertising Data

Item 23            Financial Statements                                Additional Information about the Trust
                                                                       and the Shareholders of the Funds --
                                                                       Financial Statements


                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(A))

                                     PART B
       (SAI offering Shares of Norwest WealthBuilder II Growth Portfolio,
           Norwest WealthBuilder II Growth and Income Portfolio and]
               Norwest WealthBuilder II Growth Balanced Portfolio)



Form N-1A                                                              Location in Statement of
Item No.                   (Caption)                                    Additional Information (Caption)
---------                  ---------                                   ---------------------------------
Item 10.           Cover Page                                          Cover Page

Item 11.           Table of Contents                                   Cover Page

Item 12.           General Information and History                     Prospectus

Item 13.           Investment Objectives and Policies                  Investment Policies; Investment Limitations

Item 14.           Management of the Fund                              Management; Management and Administrative
                                                                       Services

Item 15.           Control Persons and Principal
                   Holders of Securities                               Additional Information about the Trust;
                                                                       and the Shareholders of the Fund --
                                                                       Shareholding

Item 16.           Investment Advisory and Other Services              Investment Advisory Services

Item 17.           Brokerage Allocation and Other Practices            Portfolio Transactions

Item 18.           Capital Stock and Other Securities                  Additional Information about the Trust;
                                                                       and the Shareholders of the Fund --
                                                                       Shareholding

Item 19.           Purchase, Redemption and Pricing of
                   Securities Being Offered                            Additional Purchase, Redemption and
                                                                       Exchange Information

Item 20.           Tax Status                                          Taxation

Item 21.           Underwriters                                        Portfolio Transactions

Item 22.           Calculation of Performance Data                     Manager and Administrator

Item 23.           Financial Statements                                Additional Information about the Trust
                                                                       and the Shareholders of the Fund--
                                                                       Financial Statements

                                 INCOME FUNDS


                                  PROSPECTUS


                                APRIL 1, 1998



                   ----------------------------------------

                              STABLE INCOME FUND

                                ---------------

                           INTERMEDIATE GOVERNMENT
                                  INCOME FUND

                                ---------------

                                  INCOME FUND

                                ---------------

                            TOTAL RETURN BOND FUND


                                    [LOGO]

                   ----------------------------------------





                               NOT FDIC INSURED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             TABLE OF CONTENTS
       1.  PROSPECTUS SUMMARY.........................          2
                                                                2
           Highlights of the Funds....................
                                                                6
           Expense Information........................
       2.  FINANCIAL HIGHLIGHTS.......................         10
       3.  INVESTMENT OBJECTIVES AND POLICIES.........         18
                                                               18
           Stable Income Fund.........................
                                                               19
           Intermediate Government Income Fund........
                                                               21
           Income Fund................................
                                                               22
           Total Return Bond Fund.....................
                                                               24
           Additional Investment Policies and Risk
           Considerations.............................
       4.  MANAGEMENT.................................         43
                                                               43
           Investment Advisory Services...............
                                                               45
           Management, Administration and Distribution
           Services...................................
                                                               46
           Shareholder Servicing and Custody..........
                                                               47
           Expenses of the Funds......................
       5.  CHOOSING A SHARE CLASS.....................         49
                                                               50
           A Shares...................................
                                                               54
           B Shares...................................
       6.  HOW TO BUY SHARES..........................         58
                                                               58
           Minimum Investment.........................
                                                               58
           Purchase Procedures........................
                                                               60
           Account Application........................
                                                               60
           General Information........................
       7.  HOW TO SELL SHARES.........................         61
                                                               61
           General Information........................
                                                               61
           Redemption Procedures......................
                                                               62
           Other Redemption Matters...................
       8.  OTHER SHAREHOLDER SERVICES.................         64
                                                               64
           Exchanges..................................
                                                               65
           Automatic Investment Plan..................
                                                               66
           Individual Retirement Accounts.............
                                                               66
           Automatic Withdrawal Plan..................
                                                               67
           Reopening Accounts.........................
       9.  DIVIDENDS AND TAX MATTERS..................         68
                                                               68
           Dividends..................................
                                                               68
           Tax Matters................................
      10.  OTHER INFORMATION..........................         70
                                                               70
           Banking Law Matters........................
                                                               70
           Determination of Net Asset Value...........
                                                               70
           Performance Information....................
                                                               71
           The Trust and Its Shares...................
                                                               72
           Core and Gateway Structure.................

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      PROSPECTUS


                                 APRIL 1, 1998


This Prospectus offers A Shares and B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund (each a "Fund" and collectively the "Funds"). The Funds are separate diversified fixed income portfolios of Norwest Advantage Funds (the "Trust"), which is a registered, open-end, management investment company.

Stable Income Fund and Total Return Bond Fund each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and Gateway-Registered Trademark- Structure."

Intermediate Government Income Fund and Income Fund each seeks to achieve its investment objective by investing directly in portfolio securities.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") dated April 1, 1998, as may be amended from time to time, which is available for reference on the SEC's Web Site (http.//www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.


NORWEST ADVANTAGE FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----
----

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES
STABLE INCOME FUND seeks to maintain safety of principal while providing low-volatility total return. This objective is pursued by investing primarily in short and intermediate maturity, investment grade fixed income securities.

INTERMEDIATE GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. This objective is pursued by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach to structuring the maturities of its investment portfolio.

INCOME FUND seeks to provide total return consistent with current income. This objective is pursued by investing in a portfolio of fixed income securities issued by domestic and foreign issuers.


TOTAL RETURN BOND FUND seeks total return. This objective is pursued by investing in a broad range of fixed income instruments in order to create a strategically diversified portfolio of high-quality fixed income investments.


FUND STRUCTURES

STABLE INCOME FUND and TOTAL RETURN BOND FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has substantially the same investment objective and investment policies as the Fund. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its corresponding Core Portfolio. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolio in which they invest are:



FUND                            CORE PORTFOLIO
------------------------------  ------------------------------
Stable Income Fund              Stable Income Portfolio
Total Return Bond Fund          Strategic Value Bond Portfolio



INTERMEDIATE GOVERNMENT INCOME FUND and INCOME FUND each seeks to achieve its investment objective by investing directly in portfolio securities.


INVESTMENT ADVISERS

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is each Fund's and

----
----

each Core Portfolio's investment adviser. Norwest also is the investment adviser of each Core Portfolio. Norwest provides investment advice to various institutions, pension plans and other accounts and as of December 31, 1997, managed over $23.6 billion in assets. (See "Management - Investment Advisory Services.")


Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust and serves as the custodian of each Core Portfolio. (See "Management - Shareholder Servicing and Custody" and " - Management, Administration and Distribution Services.")

Stable Income Fund and Total Return Bond Fund each incur investment advisory fees indirectly through the investment advisory fees paid by their respective Core Portfolios; Norwest is paid an investment advisory fee directly by each of Intermediate Government Income Fund and Income Fund.


GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Stable Income Portfolio and Strategic Value Bond Portfolio. Galliard provides investment advice to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. (See "Management - Investment Advisory Services.")



Norwest and Galliard are sometimes referred to collectively as the "Advisers" or individually as an "Adviser."


FUND MANAGEMENT AND ADMINISTRATION
The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, LLC ("FAS") provides administrative services to the Funds and also serves as administrator of each Core Portfolio. (See "Management - Management, Administration and Distribution Services.")

SHARES OF THE FUNDS

EACH FUND CURRENTLY OFFERS THREE SEPARATE CLASSES OF SHARES: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."


     A SHARES. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.

     B SHARES. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within four years (two years in the case of Stable Income Fund)

----
----
     of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the same Fund six years (four years in the case of Stable Income
     Fund) after the end of the calendar month in which the B Shares were originally purchased.

The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges. (See "Choosing a Share Class.")

I Shares are offered by a separate prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. (See "Other Information - The Trust and Its Shares.")

HOW TO BUY AND SELL SHARES
Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment in Shares is $1,000 ($5,000 in the case of Stable Income Fund). The minimum subsequent investment is $100. (See "How to Buy Shares" and "How to Sell Shares.")

EXCHANGES
Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. (See "Other Shareholder Services - Exchanges.")

SHAREHOLDER FEATURES
Each Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be subject to Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. (See "Other Shareholder Services" and "Choosing a Share Class.")

DIVIDENDS AND DISTRIBUTIONS
Dividends of Stable Income Fund and Intermediate Government Income Fund's net investment income are declared and paid monthly. Dividends of Income Fund's and Total Return Bond Fund's net investment income are declared daily and paid monthly. Each Fund's net capital gain, if any, is

----
----
distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. (See "Dividends and Tax Matters.")

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. Stable Income Fund and Intermediate Government Income Fund invest only in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's).


All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending, swap transactions and other investment techniques. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations.") Similarly, a Fund's use of mortgage- and asset-backed securities entails certain risks. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations - Mortgage-Backed Securities" and " - Asset-Backed Securities.") The portfolio turnover rate for certain Funds may from time to time be high, resulting in increased short-term capital gains or losses. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations - Portfolio Transactions.")


By pooling their assets in a Core Portfolio with other institutional investors, STABLE INCOME FUND and TOTAL RETURN BOND FUND each may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. (See "Other Information - Core and Gateway Structure.")

----
----

EXPENSE INFORMATION

The purpose of the Shareholder Transaction Expenses and Annual Fund Operating Expenses tables in this section is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.
                        SHAREHOLDER TRANSACTION EXPENSES

                                                              INTERMEDIATE
                                                               GOVERNMENT
                                                              INCOME FUND,
                                                            INCOME FUND AND
                                               STABLE         TOTAL RETURN
                                            INCOME FUND        BOND FUND
                                          ................  ................
                                             A        B        A        B
  (APPLICABLE TO EACH FUND)               Shares   Shares   Shares   Shares
                                          -------  -------  -------  -------
Maximum sales charge imposed
  on purchases
  (as a percentage of public
  offering price).............  ...  ...  1.5%   (1) Zero   4.0%   (1) Zero
Maximum deferred sales charge
  (as a percentage of the
  lesser of original purchase
  price or redemption
  proceeds)...................  ...  ...  Zero   (2) 1.5%      (3) Zero   (2) 3.0%   (1)(3)
Exchange Fee..................  ...  ...  Zero     Zero     Zero     Zero

                       ANNUAL FUND OPERATING EXPENSES(4)

  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
                AFTER APPLICABLE
    FEE WAIVERS AND EXPENSE REIMBURSEMENTS)
                                     STABLE                  INTERMEDIATE
                                  INCOME FUND                 GOVERNMENT       INCOME FUND       TOTAL RETURN
                                                             INCOME FUND                         BOND FUND(7)
                                ................    B      ................  ................  ................
                                   A                          A        B        A        B        A        B
                                Shares   Shares            Shares   Shares   Shares   Shares   Shares   Shares
                                -------  -------           -------  -------  -------  -------  -------  -------
Investment Advisory Fees(5)...    N/A      N/A              0.33%    0.33%    0.50%    0.50%     N/A      N/A
Rule 12b-1 Fees (after fee
  waivers)(6).................    N/A     0.75%              N/A     0.75%     N/A     0.75%     N/A     0.75%
Other Expenses (after fee
  waivers and reimbursements)
  ............................   0.28%    0.28%             0.35%    0.35%    0.25%    0.25%    0.36%    0.36%

----
----

Investment Advisory Fees -
  Core Portfolio(5)...........   0.30%    0.30%              N/A      N/A      N/A      N/A     0.35%    0.35%
Other Expenses - Core
  Portfolio (after fee waivers
  and reimbursements) ........   0.07%    0.07%              N/A      N/A      N/A      N/A     0.04%    0.04%
                                -------  -------  ---  --  -------  -------  -------  -------  -------  -------
Total Operating Expenses(8)...   0.65%    1.40%             0.68%    1.43%    0.75%    1.50%    0.75%    1.50%


(1) Sales charge waivers and reduced sales charge plans are available for A and B Shares. See "Choosing a Share Class".
(2) If A Shares of a Fund (other than Stable Income Fund) purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 0.75% will be applied to the redemption. If A Shares of Stable Income Fund purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 0.50% will be applied to the redemption.
(3) The maximum 3.0% deferred sales charge on B Shares of a Fund (other than Stable Income Fund) applies to redemptions during the first year after purchase; the charge declines thereafter, and is 2.0% during the second and third years, 1.0% during the fourth year, and zero the following years. The maximum 1.5% deferred sales charge on B Shares of Stable Income Fund applies to redemptions during the first year after purchase; the charge declines thereafter, and is 0.75% during the second year and zero the following year.



(4) For a further description of the various expenses associated with investing in the Funds, (See "Management.") Expenses associated with I Shares of a Fund differ from those listed in the table. The table is based on amounts incurred during the Funds' most recent fiscal year ended May 31, 1997 restated to reflect current fees. Stable Income Fund and Total Return Bond Fund indirectly bear their pro rata portion of the expenses of the Core Portfolios in which they invest.
(5) For Stable Income Fund and Total Return Bond Fund, "Investment Advisory Fees - Core Portfolio" reflects the investment advisory fees incurred by the Core Portfolio in which the Fund invests.
(6) Absent waivers, "Rule 12b-1 Fees" would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay Rule 12b-1 Fees and contingent deferred sales charges totaling in the aggregate more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

----
----

(7) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Total Return Bond Fund's total operating expenses through May 31, 1998 at or below 0.75% for A Shares and 1.50% for B Shares.
(8) Absent expense reimbursements and fee waivers, the expenses of A Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund would be: "Other Expenses," 0.46%, 0.48%, 0.58% and 0.55%, respectively; "Other Expenses - Core Portfolio," 0.12%, N/A, N/A and 0.09%, respectively; and "Total Operating Expenses," 0.88%, 0.81%, 1.08% and 0.99%, respectively. Absent expense reimbursements and fee waivers, the expenses of B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund would be: "Other Expenses," 1.17%, 0.53%, 0.65% and 0.66%, respectively; "Other Expenses - Core Portfolio," 0.12%, N/A, N/A and 0.09%, respectively; and "Total Operating Expenses," 2.59%, 1.86%, 2.15% and 2.10%, respectively. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

EXAMPLE
The following Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return, reinvestment of all dividends and distributions, the deduction of the maximum initial sales charge for A Shares, the deduction of the applicable contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years (four years in the case of Stable Income Fund). THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.

----
----

                        HYPOTHETICAL EXPENSE EXAMPLE


                                                         3       5       10
                                               1 Year  Years   Years    Years
                                               ------  ------  ------  -------
Stable Income Fund
  A Shares...................................    22      35      51       95
  B Shares
    Assuming redemption at the end of the
      period.................................    29      44      77      168
    Assuming no redemption...................    14      44      77      168
                                               ...............................
Intermediate Government Income Fund
  A Shares...................................    47      61      76      121
  B Shares
    Assuming redemption at the end of the
      period.................................    45      65      78      171
    Assuming no redemption...................    15      45      78      171
                                               ...............................
Income Fund
  A Shares...................................    47      63      80      129
  B Shares
    Assuming redemption at the end of the
      period.................................    45      67      82      179
    Assuming no redemption...................    15      47      82      179
                                               ...............................
Total Return Bond Fund
  A Shares...................................    47      63      80      129
  B Shares
    Assuming redemption at the end of the
      period.................................    45      67      82      179
    Assuming no redemption...................    15      47      82      179

----
----

2. FINANCIAL HIGHLIGHTS


The following tables provide financial highlights for each Fund. This information represents selected data for a single outstanding A and B Share of each Fund for the periods shown. Information for the periods ended May 31, 1994 through May 31, 1997 was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by


  STABLE INCOME FUND


                                                                   Net
                                                                 Realized
                                                                   and
                                                                 Unrealized
                                                                   Gain     Dividends
                                Beginning Net                     (Loss)    from Net
                                 Asset Value    Net Investment      on      Investment
                                  Per Share         Income       Investments  Income
                                -------------   --------------   --------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................     $ 10.24      $  0.30          $  0.05    ($ 0.29)
June 1, 1996 to May 31,
  1997........................     $ 10.20      $  0.58          $  0.04    ($ 0.58)
May 2, 1996 to May 31,
  1996(b).....................     $ 10.22      $  0.02                -    ($ 0.04)
B SHARES
June 1, 1997 to November 30,
  1997(a).....................     $ 10.24      $  0.26          $  0.05    ($ 0.26)
June 1, 1996 to May 31,
  1997........................     $ 10.20      $  0.52          $  0.02    ($ 0.50)
May 17, 1996 to May 31,
  1996(b).....................     $ 10.23      $  0.02          ($ 0.01)   ($ 0.04)
 ..........................................................................................
(a)   Unaudited.
(b)   The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 17,
      1996.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.
(f)   Includes expenses allocated from Stable Income Portfolio of Core Trust (Delaware).
(g)   The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

----
----


other independent auditors. The information for the six month period ended November 30, 1997 is unaudited. Each Fund's financial statements for the fiscal year ended May 31, 1997, and independent auditors' report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.



                                                                                                                         Net
                                               Ending                                                                   Assets
                                                Net           Ratio to Average Net Assets                               at End
                                  Distributions  Asset   ......................................                           of
                                  From Net     Value       Net                                               Portfolio  Period
                                  Realized      Per      Investment     Net           Gross        Total     Turnover   (000'S
                                    Gain       Share      Income     Expenses      Expenses(c)    Return(d)   Rate     Omitted)
                                  ---------   --------   --------   -----------   -------------   --------   -------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $ 10.30       5.87%  )(f)    0.65%(e)(f)      0.98%(e)(f)    3.49%  11.36%(g) $ 9,565
June 1, 1996 to May 31,
  1997........................           -    $ 10.24       5.69%      0.65%           0.87%         6.24%    41.30%   $12,451
May 2, 1996 to May 31,
  1996(b).....................           -    $ 10.20       5.77%(e)    0.70%(e)       2.22%(e)      0.23%   109.95%   $16,256
B SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $ 10.29       5.11%  )(f)    1.40%(e)(f)      2.50%(e)(f)    3.02%  11.36%(g) $ 1,531
June 1, 1996 to May 31,
  1997........................           -    $ 10.24       4.96%      1.39%           2.89%         5.43%    41.30%   $ 1,056
May 17, 1996 to May 31,
  1996(b).....................           -    $ 10.20       5.02%(e)    1.42%(e)       3.07%(e)      0.12%   109.95%   $   867
 ...............................................................................................................................
(a)   Unaudited.
(b)   The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 17, 1996.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.
(f)   Includes expenses allocated from Stable Income Portfolio of Core Trust (Delaware).
(g)   The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

----
----

  INTERMEDIATE GOVERNMENT INCOME FUND


                                                             Net
                                                           Realized
                                                             and
                                                           Unrealized
                                                             Gain     Dividends
                                Beginning Net     Net       (Loss)    from Net
                                 Asset Value    Investment    on      Investment
                                  Per Share      Income    Investments  Income
                                -------------   --------   --------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................     $ 10.84      $  0.36    $  0.31    ($ 0.35)
June 1, 1996 to May 31,
  1997........................     $ 10.89      $  0.73    ($ 0.05)   ($ 0.73)
May 2, 1996 to May 31,
  1996(b).....................     $ 10.89      $  0.03          -    ($ 0.03)
B SHARES
June 1, 1997 to November 30,
  1997(a).....................     $ 10.83      $  0.32    $  0.31    ($ 0.31)
June 1, 1996 to May 31,
  1997........................     $ 10.89      $  0.64    ($ 0.05)   ($ 0.65)
May 17, 1996 to May 31,
  1996(b).....................     $ 10.97      $  0.03    ($ 0.08)   ($ 0.03)
 ....................................................................................
(a)   Unaudited.
(b)   The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May
      17, 1996.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.

----
----


                                                                                                                         Net
                                               Ending                                                                   Assets
                                                Net           Ratio to Average Net Assets                               at End
                                  Distributions  Asset   ......................................                           of
                                  From Net     Value       Net                                               Portfolio  Period
                                  Realized      Per      Investment     Net           Gross        Total     Turnover   (000'S
                                    Gain       Share      Income     Expenses      Expenses(c)    Return(d)   Rate     Omitted)
                                  ---------   --------   --------   -----------   -------------   --------   -------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $ 11.16       6.45%(e)    0.68%(e)       0.84%(e)      6.23%    53.50%   $12,337
June 1, 1996 to May 31,
  1997........................           -    $ 10.84       6.58%      0.68%           0.80%         6.36%   183.05%   $13,038
May 2, 1996 to May 31,
  1996(b).....................           -    $ 10.89       7.32%(e)    0.75%(e)       1.74%(e)      0.26%    74.64%   $16,562
B SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $ 11.15       5.70%(e)    1.43%(e)       1.81%(e)      5.85%    53.50%   $ 8,614
June 1, 1996 to May 31,
  1997........................           -    $ 10.83       5.80%      1.42%           1.85%         5.51%   183.05%   $ 8,970
May 17, 1996 to May 31,
  1996(b).....................           -    $ 10.89       5.56%(e)    1.35%(e)       2.65%(e)     (0.49%)   74.64%   $10,682
 ...............................................................................................................................
(a)   Unaudited.
(b)   The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 17, 1996.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.

----
----

  INCOME FUND


                                                             Net
                                                           Realized
                                                             and
                                                           Unrealized
                                                             Gain     Dividends
                                Beginning Net     Net       (Loss)    from Net
                                 Asset Value    Investment    on      Investment
                                  Per Share      Income    Investments  Income
                                -------------   --------   --------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................     $  9.27      $  0.30    $  0.42    ($ 0.30)
June 1, 1996 to May 31,
  1997........................     $  9.27      $  0.62          -    ($ 0.62)
June 1, 1995 to May 31,
  1996........................     $  9.63      $  0.61    ($ 0.36)   ($ 0.61)
June 1, 1994 to May 31,
  1995........................     $  9.52      $  0.65    $  0.11    ($ 0.65)
June 1, 1993 to May 31,
  1994........................     $ 10.61      $  0.70    ($ 0.83)   ($ 0.70)
June 1, 1992 to May 31,
  1993........................     $ 10.52      $  0.77    $  0.39    ($ 0.77)
June 1, 1991 to May 31,
  1992........................     $ 10.23      $  0.82    $  0.53    ($ 0.82)
June 1, 1990 to May 31,
  1991........................     $  9.94      $  0.89    $  0.29    ($ 0.89)
June 1, 1989 to May 31,
  1990........................     $ 10.00      $  0.90    ($ 0.06)   ($ 0.90)
June 1, 1988 to May 31,
  1989........................     $  9.95      $  0.79    $  0.05    ($ 0.79)
June 9, 1987 to May 31,
  1988(b).....................     $ 10.00      $  0.66    $  0.05    ($ 0.66)
B SHARES
June 1, 1997 to November 30,
  1997(a).....................     $  9.26      $  0.27    $  0.41    ($ 0.27)
June 1, 1996 to May 31,
  1997........................     $  9.26      $  0.55          -    ($ 0.55)
June 1, 1995 to May 31,
  1996........................     $  9.61      $  0.54    ($ 0.35)   ($ 0.54)
June 1, 1994 to May 31,
  1995........................     $  9.51      $  0.58    $  0.10    ($ 0.58)
August 5, 1993 to May 31,
  1994(a).....................     $ 10.67      $  0.50    ($ 0.90)   ($ 0.50)
 ....................................................................................
(a)   Unaudited.
(b)   The Fund commenced operations on June 9, 1987. The Fund's original class of shares subsequently became A Shares. The Fund commenced the offering of B
      Shares on August 5, 1993.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.

----
----


                                                                                                                         Net
                                               Ending                                                                   Assets
                                                Net           Ratio to Average Net Assets                               at End
                                  Distributions  Asset   ......................................                           of
                                  From Net     Value       Net                                               Portfolio  Period
                                  Realized      Per      Investment     Net           Gross        Total     Turnover   (000'S
                                    Gain       Share      Income     Expenses      Expenses(c)    Return(d)   Rate     Omitted)
                                  ---------   --------   --------   -----------   -------------   --------   -------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $  9.69       6.37%(e)    0.75%(e)       1.23%(e)      7.90%    69.73%   $ 5,458
June 1, 1996 to May 31,
  1997........................           -    $  9.27       6.59%      0.75%           1.17%         6.79%   231.00%   $ 5,142
June 1, 1995 to May 31,
  1996........................           -    $  9.27       6.33%      0.75%           1.16%         2.58%   270.17%   $ 5,521
June 1, 1994 to May 31,
  1995........................           -    $  9.63       7.02%      0.75%           1.24%         8.49%    98.83%   $ 6,231
June 1, 1993 to May 31,
  1994........................    ($  0.26)   $  9.52       6.72%      0.60%           1.16%        (1.58%)   26.67%   $ 6,177
June 1, 1992 to May 31,
  1993........................    ($  0.30)   $ 10.61       7.18%      0.60%           1.10%        11.46%    87.98%   $85,252
June 1, 1991 to May 31,
  1992........................    ($  0.24)   $ 10.52       7.80%      0.31%           1.08%        13.58%    84.24%   $63,973
June 1, 1990 to May 31,
  1991........................           -    $ 10.23       8.82%      0.16%           1.11%        12.38%    61.33%   $50,138
June 1, 1989 to May 31,
  1990........................           -    $  9.94       8.98%      0.19%           1.13%         8.71%    43.81%   $37,932
June 1, 1988 to May 31,
  1989........................           -    $ 10.00       8.62%      0.07%           1.10%         8.78%    48.08%   $27,939
June 9, 1987 to May 31,
  1988(b).....................           -    $  9.95       6.92%(e)    0.70%(e)       2.28%(e)      6.45%(e)   0.00%  $ 2,279
B SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $  9.67       5.60%(e)    1.50%(e)       2.35%(e)      7.39%    69.73%   $ 3,972
June 1, 1996 to May 31,
  1997........................           -    $  9.26       5.87%      1.50%           2.25%         6.03%   231.00%   $ 3,349
June 1, 1995 to May 31,
  1996........................           -    $  9.26       5.57%      1.50%           2.27%         1.92%   270.17%   $ 3,292
June 1, 1994 to May 31,
  1995........................           -    $  9.61       6.24%      1.50%           2.21%         7.57%    98.83%   $ 3,296
August 5, 1993 to May 31,
  1994(a).....................    ($  0.26)   $  9.51       5.82%(e)    1.33%(e)       2.08%(e)     (4.82%)(e)  26.67% $ 2,605
 ...............................................................................................................................
(a)   Unaudited.
(b)   The Fund commenced operations on June 9, 1987. The Fund's original class of shares subsequently became A Shares. The Fund commenced the offering of B Shares on August 5, 1993.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.

----
----

  TOTAL RETURN BOND FUND


                                                             Net
                                                           Realized
                                                             and
                                                           Unrealized
                                                             Gain     Dividends
                                Beginning Net     Net       (Loss)    from Net
                                 Asset Value    Investment    on      Investment
                                  Per Share      Income    Investments  Income
                                -------------   --------   --------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................     $  9.40      $  0.30    $  0.23    ($ 0.30)
June 1, 1996 to May 31,
  1997........................     $  9.40      $  0.60    $  0.03    ($ 0.60)
June 1, 1995 to May 31,
  1996........................     $  9.73      $  0.64    ($ 0.31)   ($ 0.64)
June 1, 1994 to May 31,
  1995........................     $  9.54      $  0.67    $  0.19    ($ 0.67)
December 31, 1993 to May 31,
  1994(a).....................     $ 10.00      $  0.27    ($ 0.46)   ($ 0.27)
B SHARES
June 1, 1997 to November 30,
  1997(b).....................     $  9.42      $  0.26    $  0.23    ($ 0.26)
June 1, 1996 to May 31,
  1997........................     $  9.40      $  0.53    $  0.05    ($ 0.53)
June 1, 1995 to May 31,
  1996........................     $  9.73      $  0.57    ($ 0.31)   ($ 0.57)
June 1, 1994 to May 31,
  1995........................     $  9.54      $  0.59    $  0.19    ($ 0.59)
December 31, 1993 to May 31,
  1994(b).....................     $ 10.00      $  0.24    ($ 0.46)   ($ 0.24)
 ....................................................................................
(a)   Unaudited.
(b)   The Fund commenced operations and the offering of A Shares and B Shares on
      December 31, 1993.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.
(f)   Includes expenses allocated from Total Return Bond Portfolio of Core Trust
      (Delaware).
(g)   The Portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

----
----


                                                                                                                         Net
                                               Ending                                                                   Assets
                                                Net           Ratio to Average Net Assets                               at End
                                  Distributions  Asset   ......................................                           of
                                  From Net     Value       Net                                               Portfolio  Period
                                  Realized      Per      Investment     Net           Gross        Total     Turnover   (000'S
                                    Gain       Share      Income     Expenses      Expenses(c)    Return(d)   Rate     Omitted)
                                  ---------   --------   --------   -----------   -------------   --------   -------   --------
A SHARES
June 1, 1997 to November 30,
  1997(a).....................           -    $  9.63       6.23%  )(f)    0.75%(e)(f)      1.24%(e)(f)    5.68%  18.08%(g) $ 3,014
June 1, 1996 to May 31,
  1997........................    ($  0.03)   $  9.40       6.37%      0.75%           1.31%         6.84%    55.07%   $ 3,086
June 1, 1995 to May 31,
  1996........................    ($  0.02)   $  9.40       6.48%      0.76%           1.57%         3.41%    77.49%   $ 2,010
June 1, 1994 to May 31,
  1995........................           -    $  9.73       6.94%      0.64%           2.38%         9.42%    35.19%   $   599
December 31, 1993 to May 31,
  1994(a).....................           -    $  9.54       6.04%(e)    0.37%(e)      13.29%(e)     (4.64%)(e)  37.50% $   150
B SHARES
June 1, 1997 to November 30,
  1997(b).....................           -    $  9.65       5.45%  )(f)    1.50%(e)(f)      2.44%(e)(f)    5.27%  18.08%(g) $ 2,494
June 1, 1996 to May 31,
  1997........................    ($  0.03)   $  9.42       5.61%      1.49%           2.37%         6.27%    55.07%   $ 2,254
June 1, 1995 to May 31,
  1996........................    ($  0.02)   $  9.40       5.75%      1.51%           2.48%         2.63%    77.49%   $ 2,098
June 1, 1994 to May 31,
  1995........................           -    $  9.73       6.17%      1.41%           3.09%         8.59%    35.19%   $   919
December 31, 1993 to May 31,
  1994(b).....................           -    $  9.54       5.40%(e)    1.11%(e)       8.29%(e)     (5.23%)(e)  37.50% $   186
 ...............................................................................................................................
(a)   Unaudited.
(b)   The Fund commenced operations and the offering of A Shares and B Shares on December 31, 1993.
(c)   The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d)   Total Return does not include the effects of sales charges. Total Return would have been lower absent expense reimbursements and/or fee waivers.
(e)   Annualized.
(f)   Includes expenses allocated from Total Return Bond Portfolio of Core Trust (Delaware).
(g)   The Portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

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----

3.INVESTMENT OBJECTIVES AND POLICIES

STABLE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low-volatility total return. The Fund currently pursues its investment objective by investing all of its investable assets in Stable Income Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund. There can be no assurance that the Fund or Stable Income Portfolio will achieve its investment objective.

INVESTMENT POLICIES. The Portfolio seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.

The securities in which the Portfolio invests include mortgage-backed and other asset-backed securities, although the Portfolio limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Portfolio limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Portfolio may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Portfolio's total assets are so invested. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.


The Portfolio only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or which are unrated and determined by Galliard to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Rating Matters.")

----
----

The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

In order to manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates ("hedge") by using options and futures contracts and foreign currency forward contracts. The Portfolio's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Portfolio may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.

INTERMEDIATE GOVERNMENT
INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are zero-coupon securities and the Fund will limit its investment in these securities, except those issued through the U.S.

----
----
Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques.

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Rating Matters.")

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 15 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 70 percent and 130 percent of the duration of a 5-year Treasury Note, which is used as the Fund's benchmark index as described under "Other Information - Performance Information." Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or

----
----
futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income. The Fund pursues this objective by investing in a portfolio of fixed income securities issued by domestic and foreign issuers. There can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average.



The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in zero coupon securities and enter into "dollar roll" transactions. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").


The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 40 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because

----
----
earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies - Additional Investment Policies and Risk Consideration - Foreign Securities."


Normally, at least 80% of the Fund's assets will be invested in securities that are rated (or unrated and determined by Norwest to be of comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for bonds, these grades are "Aaa", "Aa", "A", and "Baa" in the case of Moody's and "AAA", "AA", "A" and "BBB" in the case of S&P and Fitch. These securities are generally considered to be investment grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. A description of the rating categories of various NRSROs is contained in Appendix A to the SAI.



NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.


TOTAL RETURN BOND FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek total return. The Fund currently pursues its investment objective by investing all of its investable assets in Strategic Value Bond Portfolio, which has an investment objective of seeking total return by investing primarily in income producing securities and has substantially the same investment policies as the

----
----
Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund. There can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. The Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high-quality fixed income investments.



In making investment decisions, Galliard focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. Galliard believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment process utilized by Galliard involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.


The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general, 65% of the Portfolio's assets will be invested in fixed-income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's, S&P, Fitch or Duff & Phelps Credit Rating Co. ("D&P"), or which are unrated and determined by Galliard to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the weighted average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in the SAI. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by Galliard to be of comparable quality.



The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.

----
----


One of the primary tenets of the Portfolio is strategic diversification. Toward that end, the Portfolio will not invest more than: (1) 75% in corporate bonds,
(2) 25% in one industry of the corporate market, (3) 50% in asset-backed securities, or (4) 60% in mortgage-related securities. U.S. Government Securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.



The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities.") In addition, the Portfolio may invest in interests of other investment companies, which also may be restricted securities. See "Additional Investment Policies and Risk Considerations--Futures Contracts and Options."



NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Galliard to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.


ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

Each Fund's (and each Core Portfolio's) investment objective and all investment policies of the Funds (and Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder

----
----
approval. Likewise, nonfundamental investment policies of a Core Portfolio may be changed by that investment company's board of trustees ("Core Board") without shareholder approval.

Unless otherwise indicated, the discussion below of the investment policies of the Funds refers, in the case of Stable Income Fund and Total Return Bond Fund, to the investment policies of their respective Core Portfolios. For more information concerning shareholder voting, (see "Other Information - The Trust and Its Shares - Shareholder Voting and Other Rights" and "Other Information - Core and Gateway Structure.") A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.

No Fund may invest more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to payment within seven days. As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

BORROWING. As a fundamental policy, each of Income Fund and Total Return Bond Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, Stable Income Fund and Intermediate Government Income Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the Fund's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of any Fund's assets, except in the case of Intermediate Government Income Fund. Each Fund may enter into reverse repurchase agreements (transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date).

DIVERSIFICATION AND CONCENTRATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Fund may purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Each Fund is prohibited from concentrating its assets in the securities of issuers in

----
----
any industry. As a fundamental policy, each Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities.

Each Fund reserves the right upon notification to shareholders to invest up to 100% of its investable assets in one or more other investment companies such as the Core Portfolios.


FIXED INCOME SECURITIES AND THEIR CHARACTERISTICS. Although each Fund (other than Income Fund and Total Return Bond Fund) only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.


The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


RATING MATTERS. The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund will primarily buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO, although certain Funds have greater restrictions. The lowest investment grade for corporate bonds, including convertible bonds, is "Baa" in the case of Moody's Investors Service ("Moody's") and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"); the lowest investment grade for preferred stock is "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and the lowest investment grade for short-term debt, including commercial paper, is Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch.

----
----


The Funds also may purchase unrated securities if the Fund's Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Fund's Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.



VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-backed securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or indices. Certain variable rate securities (including mortgage-related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.



There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. A Fund's investment adviser or subadviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


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U.S. GOVERNMENT SECURITIES. As used in this Prospectus, the term U.S. Government
Securities means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S.
Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association ("Ginnie Mae"). In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES. A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss.

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DEMAND NOTES. The Funds may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security. Although a Fund would generally not be able to resell a master demand note to a third party, the Fund is entitled to demand payment from the issuer at any time. The Fund's Adviser continuously monitors the financial condition of the issuer to determine the issuer's likely ability to make payment on demand.


CONVERTIBLE SECURITIES AND PREFERRED STOCK. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they normally provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

Preferred stock is a class of stock having priority over common stock as to dividends or the recovery of investment or both. The owner of preferred stock is a shareholder in a business and not, like a bondholder, a creditor. Dividends paid to preferred stockholders are distributions of earnings of a business in contrast to interest payments to bondholders which are expenses of a business.

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REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss.


Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33 1/3% of the value of its total assets as determined by SEC guidelines.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but delayed settlements beyond three months may be negotiated.


During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the Fund. At the time a Fund makes a commitment to purchase securities in this manner, however, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value. Except for dollar roll transactions, which are described below, each of Stable Income Fund, Intermediate Government Income Fund and Income Fund limits its investments in when-issued and forward commitment securities to 15% of the value of the Fund's total assets. Total Return Bond Fund limits its investments in when-issued and forward commitment securities to 35% of the value of the Fund's total assets.


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The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. The Funds enter into when-issued and forward commitments only with the intention of actually receiving the securities, but a Fund may sell the securities before the settlement date if deemed advisable. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

DOLLAR ROLL TRANSACTIONS. A Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each of Stable Income Fund and Intermediate Government Income Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

SWAP AGREEMENTS. To manage their exposure to different types of investments, Stable Income Fund and Intermediate Government Income Fund may enter into interest rate and mortgage (or other asset) swap agreements and may purchase interest rate caps, floors and collars. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the

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extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparty's creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

SHORT SALES. Intermediate Government Income Fund may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.


PURCHASING SECURITIES ON MARGIN. Intermediate Government Income Fund may purchase securities on margin. When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder, typically from the Fund's broker. As a borrowing, the Fund's purchase of securities on margin is subject to the limitations and risks described in "Borrowing". In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to


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make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). The Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.


TECHNIQUES INVOLVING LEVERAGE. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate Government Income Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Adviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders with a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current

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investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.


SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and other liquid securities in accordance with SEC guidelines.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

    UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

    LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also

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achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

    AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between 5 and 12 years.

    YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

    GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is Ginnie Mae, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by Fannie Mae, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and Freddie Mac, a corporate instrumentality of the United States Government. While Fannie Mae and Freddie Mac each guarantee the payment of principal and interest on the securities they issue, unlike Ginnie Mae securities, their securities are not backed by the full faith and credit of the United States Government.

    PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage

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obligations ("CMOs"), which are described below. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they also may have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

    COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized by mortgages or mortgage pass-through securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs.

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Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 15% (10% in the case of Income Fund and Total Return Bond
Fund) of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In

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addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


FOREIGN SECURITIES. Stable Income Fund, Income Fund and Total Return Bond Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). Each Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. Investments in foreign companies involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on interest payments, confiscatory taxes or expropriation. Foreign securities also may be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.



FUTURES CONTRACTS AND OPTIONS. Stable Income Fund, Intermediate Government Income Fund and Total Return Bond Fund each may (and Income Fund may in the future) seek to enhance its return through the writing (selling) and purchasing exchange-traded and over-the-counter options on fixed income securities or indices. Each Fund also may attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Funds only may write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash or liquid securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. A Fund may enter into these futures contracts only if the aggregate of initial deposits for open futures contract positions does not exceed 5% of the Fund's total assets.


RISK CONSIDERATIONS. A Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on Norwest's

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ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may limit a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value

----
----
of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the fixed income or equity securities comprising the index is made. Generally, futures contracts are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, the Funds may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) commercial paper; (4) repurchase agreements; and

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----
(5) shares of "money market funds" registered under the Investment Company Act of 1940 (the "1940 Act") within the limits specified therein. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Norwest to be of comparable quality. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above.

PORTFOLIO TRANSACTIONS. The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund or Core Portfolio may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund or Core Portfolio that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

Subject to the policy of obtaining "best execution" each Adviser may employ broker-dealer affiliates (collectively "Affiliated Brokers") to effect brokerage transactions. Payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board and, with respect to a Core Portfolio, that investment company's board of trustees, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of brokerage transactions will be directed to Affiliated Brokers and in no event will a broker affiliated with the Adviser directing the transaction receive brokerage transactions in recognition of research services provided to the Adviser.

The frequency of portfolio transactions of a Fund or Core Portfolio (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund or Core Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would occur if all of the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses.


YEAR 2000 COMPLIANCE. Like other mutual funds, financial and other business organizations and individuals around the world, the Funds could be

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----

adversely affected if the computer systems used by the Adviser and other service providers to the Funds do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.

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----

                                                                  4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of the Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest continuously reviews, supervises and administers each Fund's and Core Portfolio's investment program and makes investment decisions for the Funds and Core Portfolios or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services indirectly to Stable Income Fund and Total Return Bond Fund through its investment advisory services to the Core Portfolios. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of December 31, 1997, Norwest Corporation had assets of $88.5 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1997, Norwest Corporation and its affiliates managed assets with a value of approximately $51.7 billion.



INVESTMENT SUBADVISER. To assist Norwest in carrying out its obligations, the Core Portfolios and Norwest have retained the services of Galliard as an investment subadviser to Stable Income Portfolio and Strategic Value Bond Portfolio.



Galliard makes investment decisions for the Core Portfolios to which it acts as investment subadviser and continuously reviews, supervises and administers the Core Portfolio's investment programs with respect to that portion, if any, of the Portfolios' assets that Norwest believes should be managed by Galliard. Currently, Galliard manages all of the assets of the Core Portfolios which it subadvises. Norwest supervises the performance of Galliard, including its adherence to the Portfolios' investment objectives and policies.



GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisory subsidiary of Norwest Bank. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of March 31, 1997 Galliard managed approximately $3.0 billion in assets.

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----


PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest and Galliard contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been primarily responsible since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform portfolio management and other duties for Norwest Bank.


     STABLE INCOME FUND/STABLE INCOME PORTFOLIO - Karl P. Tourville. Mr. Tourville has been a principal of Galliard since 1995. He has been associated with Norwest and its affiliates since 1986, most recently as Vice President and Senior Portfolio Manager.


     INTERMEDIATE GOVERNMENT INCOME FUND and INCOME FUND - Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1992. Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and a Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989.



     TOTAL RETURN BOND FUND/STRATEGIC VALUE BOND PORTFOLIO - The investment management team of Richard Merriam, John Huber and David Yim at Galliard Capital Management. Mr. Merriam, CFA, has been a Principal in the firm since 1995 and is responsible for Galliard's investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Prior thereto, he served as a Senior Vice President at Washington Square Capital where he oversaw management of nearly $5.0 billion in assets. He obtained a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been actively involved in the mangement of the Norwest Advantage Stable Income Fund and other Norwest Advantage Funds. He has over seven years' investment management experience and has obtained a B.A. from the University of Iowa and an M.B.A. from the University of Minnesota. Mr. Yim has been a Portfolio Manager and Director of Investment Research since 1995. Prior to joining Galliard, he worked for American Express Financial Advisors for 6 years, most recently as a Research Analyst focusing on the Insurance and Finance Industries. He obtained a B.A. from Middlebury College and an M.B.A. from the University of Minnesota.

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ADVISORY FEES. For its services, Norwest receives investment advisory fees from the Funds (or to the extent a Fund invests in a Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.



                                              Investment Advisory
Fund                                                  Fee
-----------------------------------------------------------------
Stable Income Fund (Stable Income
  Portfolio)................................           0.30%
Intermediate Government Income Fund.........           0.33%
Income Fund.................................           0.50%
Total Return Bond Fund (Strategic Value Bond
  Portfolio)................................           0.50%



Norwest (and not the Core Portfolios) pays Galliard a fee for its investment subadvisory services. This compensation does not increase the amount paid by the Core Portfolio to Norwest for investment advisory services.



Stable Income Fund and Total Return Bond Fund each may withdraw its investments from its Core Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. (See "Other Information - Core and Gateway Structure.") Accordingly, Stable Income Fund and Total Return Bond Fund have retained Norwest as their investment adviser. Similarly, Stable Income Fund and Total Return Bond Fund have retained Galliard as their investment subadviser. Under these "dormant" investment advisory arrangements, neither Norwest nor Galliard receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio or any other investment companies. In the event that Stable Income Fund or Total Return Bond Fund were to withdraw their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.30% and 0.50% of the Fund's average daily net assets, respectively.


MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES


As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including: (1) preparing and printing updates of the Trust's registration statement, prospectuses and statements of additional information, the Trust's tax returns, and reports to its shareholders,

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----
the SEC and state securities administrators; (2) preparing proxy and information statements and any other communications to shareholders; (3) monitoring the sales of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (4) supervising the declaration of dividends and distributions to shareholders.


As of December 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $30 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services, Forum and FAS each receives a fee with respect to Stable Income Fund and Total Return Bond Fund at an annual rate of 0.025% of the Fund's average daily net assets and with respect to Intermediate Government Income Fund and Income Fund at an annual rate of 0.05% of the Fund's average daily net assets.


FAS also serves as an administrator of each Core Portfolio and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio at an annual rate of 0.05% of the Portfolio's average daily net assets.


Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of April 1, 1998, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.


Forum also acts as the distributor of the Shares. As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers (see, "Characteristics of The Shares.") From its own resources, Forum may pay additional fees to broker-dealers or other persons for distribution or other services related to the Funds. For further information about the Funds' distribution plan, including the fees payable thereunder, see "Characteristics of The Shares."

SHAREHOLDER SERVICING AND
CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other

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----
transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund.

Norwest Bank also serves as each Fund's and each Core Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Core Portfolio's average daily net assets and 0.01% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is directly payable by the Fund to the extent the Fund is invested in a Core Portfolio.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Except as otherwise noted fee waivers are voluntary and may be reduced or eliminated at any time.


Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Total Return Bond Fund's total combined operating expenses through May 31, 1998 at the same levels as the Fund's total operating expenses prior to May 31, 1997 (0.75% for A Shares and 1.50% for B Shares). After May 31, 1998, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.


Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who

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----
are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of Stable Income Fund and Total Return Bond Fund include the Fund's pro rata share of the operating expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

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                                                      5.  CHOOSING A SHARE CLASS

Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of each Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of broker-dealers and other financial institutions selling a Fund's shares may receive differing compensation for selling A Shares and B Shares.

Because initial sales charges are deducted at the time of purchase, investors purchasing a Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor in each Fund other than Stable Income Fund subject to the 4.0% initial sales charge who elects to reinvest all dividends and distributions would have to hold the shareholder's investment approximately five years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge. An investor in Stable Income Fund subject to the 1.50% initial sales charge who elects to reinvest all dividends and distributions would have to hold the shareholder's investment approximately two years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge. The foregoing examples does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

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A SHARES

The public offering price of A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):

STABLE INCOME FUND


                                                              Broker-
                                                              Dealers'
                                   Sales Charge            Reallowance As
                                As a Percentage of          a Percentage
                         ................................   of Offering
Amount of Purchase       Offering Price  Net Asset Value*      Price

-------------------------------------------------------------------------
Less than $50,000......         1.50%            1.52%            1.35%
$50,000 to $99,999.....         1.00%            1.01%            0.90%
$100,000 to $499,000...         0.75%            0.76%            0.70%
$500,000 to $999,000...         0.50%            0.50%            0.45%
$1,000,000 and over....       None             None             None

* Rounded to the nearest one-hundredth percent

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND AND TOTAL RETURN BOND FUND


                                                              Broker-
                                                              Dealers'
                                   Sales Charge            Reallowance As
                                As a Percentage of          a Percentage
                         ................................   of Offering
Amount of Purchase       Offering Price  Net Asset Value*      Price

-------------------------------------------------------------------------
Less than $50,000......         4.00%            4.17%            3.50%
$50,000 to $99,999.....         3.50%            3.63%            3.00%
$100,000 to $249,000...         3.00%            3.09%            2.50%
$250,000 to $499,999...         2.50%            2.56%            2.25%
$500,000 to $999,000...         2.00%            2.04%            1.75%
$1,000,000 to
 $2,499,999............         0.00%            0.00%            0.75%
$2,500,000 to
 $4,999,999............         0.00%            0.00%            0.50%
Over $5,000,000........         0.00%            0.00%            0.25%

* Rounded to the nearest one-hundredth percent

Forum may pay a broker-dealers' reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with

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----
Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 0.75% (0.50% in the case of Stable Income Fund) of the value of Fund shares purchased at net asset value.


In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns, sales incentive programs or other dealer-sponsored special events. Compensation may include: (1) the provision of travel arrangements and lodging; (2) tickets for entertainment events; and (3) merchandise.


In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Funds or who charge an asset based fee (whether or not they have a fiduciary relationship with their clients).

No sales charge is assessed on purchases: (1) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (2) by any bank, trust company or other financial intermediary acting on behalf of its asset based fee account customers; (3) by trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (4) by any registered investment adviser with whom Forum has entered into a Share purchase agreement and which is acting on behalf of its fiduciary customer accounts; or
(5) of A Shares of a Fund made through the Directed Dividend Option from a fund of the Trust that charges a front-end sales charge (see "Dividends and Tax Matters"). Shares sold without a sales charge may not be resold except to the Fund, and share purchases must be made for investment purposes.

REINSTATEMENT PRIVILEGE. An investor who has redeemed A Shares of a Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.


INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of A Shares of a Fund with the proceeds of a redemption, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares

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----
at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.

REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.

SELF-DIRECTED 401(K) PROGRAMS. Purchases of A Shares of a Fund through self-directed 401(k) programs and other qualified retirement plans offered by Norwest, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional A Shares of a Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor in Intermediate Government Income Fund, Income Fund or Total Return Bond Fund owned A Shares of the Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.0% rate applicable to a $550,000 purchase, rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, an investor in a Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") also may qualify for ROA and may aggregate existing investments in A Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of a Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.

STATEMENT OF INTENTION. Investors in A Shares also may obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of a Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

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----

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.

STABLE INCOME FUND


                                            Contingent Deferred
                                          Sales Charge as a % of
                         Period Shares     Dollar Amount Subject
Amount of Purchase           Held                to Charge
-----------------------------------------------------------------
$1,000,000 to          Less than one
  $4,999,999.........  year                          0.50%
                       One to two years              0.25%
                       Less than one
Over $5,000,000......  year                          0.25%

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND AND TOTAL RETURN BOND FUND


                                            Contingent Deferred
                                          Sales Charge as a % of
                         Period Shares     Dollar Amount Subject
Amount of Purchase           Held                to Charge
-----------------------------------------------------------------
$1,000,000 to          Less than one
  $2,499,999.........  year                          0.75%
                       One to two years              0.50%
$2,500,000 to          Less than one
  $4,999,999.........  year                          0.50%
                       Less than one
Over $5,000,000......  year                          0.25%


No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge" below. The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other fund's shares. For A shareholders with a Statement of Intention that do not purchase $1,000,000 of a Fund's A Shares pursuant

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----

to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.


B SHARES

DISTRIBUTION PLAN. B Shares are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to B Shares (the "distribution services fee"), by each Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from each Fund comprise: (1) sales commissions at levels set from time to time by the Board ("sales commissions"); and (2) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges (as described below). The current sales commission rate is 3% (1.5% in the case of Stable Income Fund) and Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of up to 3% (1.5% in the case of Stable Income Fund) of the purchase price of B Shares of each Fund sold by the broker-dealer.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of B Shares.

Under the Plan, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to that Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1997, Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return

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----
Bond Fund had uncovered distribution expenses of $15,281; $153,833; $75,004; and $45,379, respectively, or approximately 1.45%, 1.71%, 2.24% and 2.01%, of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to a Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.

Pursuant to the Plan, each Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to the B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of B Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause a Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to a Fund, the Fund may continue to pay maintenance fees.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to that Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit each Fund and its B shareholders.

Periods with a high level of sales of B Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A

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----
high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

CONTINGENT DEFERRED SALES CHARGE. B Shares of a Fund that are redeemed within four years of purchase (two years of purchase in the case of the Stable Income
Fund) will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of a Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the B Shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on B Shares derived from the reinvestment of dividends and distributions.


                            Contingent Deferred Sales Charge as a % of
                                 Dollar Amount Subject to Charge
                            ..........................................
                                                     Intermediate
                                                      Government
                                                 Income Fund, Income
                                                Fund and Total Return
Year Since Purchase         Stable Income Fund        Bond Fund

----------------------------------------------------------------------
First.....................            1.5%                  3.0%
Second....................           0.75%                  2.0%
Third.....................         None                     2.0%
Fourth....................         None                    1.0        %
Fifth.....................         None                  None
Sixth.....................         None                  None

Redemptions of Shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund

----
----
held for over four years (two years in the case of the Stable Income Fund), and fourth from the longest outstanding B Shares of the Fund held for less than four years (two years in the case of the Stable Income Fund).

No contingent deferred sales charge is imposed on: (1) redemptions of Shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of Shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (5) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.


CONVERSION FEATURE.  After six years (four years in the case of Stable Income
Fund) from the end of the calendar month in which the shareholder's purchase order for B Shares was accepted, the Shares will automatically convert to A Shares of that Fund. The conversion will be on the basis of the relative net asset values of the Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of a Fund purchased by a shareholder through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the shareholder's account (other than those in the sub-account) convert, a corresponding pro rata portion of those shares in the sub-account will also convert. The conversion of B Shares to A Shares is subject to the continuing availability of certain opinions of counsel and the conversion of a Fund's B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of the Fund's B Shares would occur, and shares might continue to be subject to a distribution services and maintenance fee for an indefinite period.

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----

6.HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $1,000 minimum for initial purchases ($5,000 in the case of Stable Income Fund) and a $100 minimum for subsequent purchases of Shares of the Funds. A Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."

The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

INITIAL PURCHASES
THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.

1. BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. If a check or money order does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Advantage Funds" or to one or more owners of that account and endorsed to Norwest Advantage Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Advantage Funds." No other method of payment by check will be accepted.

2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:
     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST ADVANTAGE FUNDS
          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE A SHARES OR B SHARES]
          ACCOUNT NO.:
          ACCOUNT NAME:

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----

The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of a Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Funds' procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES
Subsequent purchases may be made by mailing a check, by sending a bank wire or through a shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

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ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

     NORWEST ADVANTAGE FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national business holidays (New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.

Fund shares become entitled to receive dividends and distributions on the next Fund Business Day after a purchase order is accepted.

All payments for Shares must be in U.S. dollars. Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

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----

                                                          7.  HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within four years of purchase (two in the case of Stable Income Fund). There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following receipt of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to a Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in a Fund may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have

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----
been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. (See "How to Sell Shares - Other Redemption Matters.")

2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "How to Sell Shares - Other Redemption Matters.")

3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS


To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a share certificate; (2) instruction to change a shareholder's record name; (3) modification of a designated bank account for wire redemptions;
(4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) dividend and distribution election; (6) telephone redemption; (7) exchange option election or any other option election in connection with the shareholder's account; (8) written instruction to redeem Shares whose value exceeds $50,000; (9) redemption in an account in which the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.


Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

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Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 ($5,000 in the case of Stable Income Fund) immediately following any redemption.

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8.OTHER SHAREHOLDER SERVICES

EXCHANGES

Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund. It is anticipated that the Trust may in the future create additional funds that will offer shares that will be exchangeable with the Funds' Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds, can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

Under federal tax law, the Funds treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAI.)

SALES CHARGES. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess of that fund's initial sales charge attributable to the number of shares being

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acquired in the exchange over any initial sales charge paid by the shareholder for the shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then exchanged those shares into A Shares of another fund with a 3% initial sales charge, the shareholder would pay an additional 1% sales charge on the exchange. A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of a Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. (See "How to Sell Shares - Other Redemption Matters.")

2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. (See "How to Sell Shares - Other Redemption Matters.")

AUTOMATIC INVESTMENT PLAN

Under the Funds' Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any

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shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell
Shares - Other Redemption Matters."

INDIVIDUAL RETIREMENT ACCOUNTS


The Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to Traditional IRAs are tax-deductible. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels.



An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.



The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


AUTOMATIC WITHDRAWAL PLAN

A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon

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redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

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9.DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of Stable Income Fund's and Intermediate Government Income Fund's net investment income are declared and paid monthly. Dividends of Income Fund's and Total Return Bond Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends and distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.

Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary

                                       68
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income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains -- that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If a shareholder holds Shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the Shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends from Stable Income Fund and Intermediate Government Income Fund and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of Shares by a shareholder, although in affect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

CORE PORTFOLIOS. Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' interests in the Core Portfolio, regardless of whether such amounts have been distributed by the Core Portfolio to the Funds.

                                                                          69
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10.OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds only determine net asset value on Fund Business Days.

PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out

                                       70
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variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Fund) and may divide portfolios or series into classes of shares (such as A Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-nine separate series.

OTHER CLASSES OF SHARES. The Funds currently issue three classes of shares, A Shares, B Shares and I Shares. I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect

                                                                          71
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to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.


As of March 2, 1998, Norwest Investment Management Services, Inc., for the benefit of its customers, owned of record more than 25% of the outstanding A Shares of Stable Income Fund and Norwest Bank Colorado, N.A., may be deemed to have controlled Total Return Bond Fund through investment in the Funds by its customers. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.


CORE AND GATEWAY STRUCTURE


Stable Income Fund and Total Return Bond Fund each seeks to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Each Core Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an


                                       72
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open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of Core Trust.


THE CORE PORTFOLIO. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of March 1, 1998, several other funds of the Trust invested a portion of their assets in Stable Income Portfolio and Strategic Value Bond Portfolio.


A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-0001.


CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if Strategic Value Bond Portfolio had a large investor other than Total Return Bond Fund that redeemed its interest, Strategic Value Bond Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors holding a majority interest in a Core Portfolio could have voting control of the Core Portfolio.


Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in

                                                                          73
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another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                                          ---------------
[LOGO]                                                       BULK RATE
733 MARQUETTE AVENUE                                        U.S. POSTAGE
MINNEAPOLIS, MN 55479-0040                                      PAID
                                                          Permit No. 3489
                                                          Minneapolis, MN
                                                          ---------------







[LOGO]

SHAREHOLDER INFORMATION:
     Norwest Bank Minnesota, N.A.
     733 Marquette Avenue
     Minneapolis, Minnesota 55479-0040
     612-667-8833 (MINNEAPOLIS/ST. PAUL)
     800-338-1348 (ELSEWHERE)

-C-1998 NORWEST ADVANTAGE FUNDS
MFBPB002 4/98

                                 [LOGO] NORWEST
                                       ADVANTAGE FUNDS
 ------------------------------------------------------------------------------

PROSPECTUS


APRIL 1, 1998



This Prospectus offers shares of thirty-two separate portfolios (each a "Fund" and collectively the "Funds") of Norwest Advantage Funds (the "Trust"), which is a registered, open-end, management investment company, as follows: (1) five MONEY MARKET FUNDS - Shares of Cash Investment Fund and Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund (the "Money Market Funds"); (2) I Shares of six FIXED INCOME FUNDS - Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund (the "Fixed Income Funds"); (3) I Shares of five TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund (the "Tax-Free Fixed Income Funds"); (4) I Shares of four BALANCED FUNDS - Strategic Income Fund (FORMERLY CONSERVATIVE BALANCED FUND), Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund (the "Balanced Funds"); and (5) I Shares of twelve EQUITY FUNDS - Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund (the "Equity Funds"). The Institutional Shares, Investor Shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund (which offer a single class of shares) and I Shares offered in this Prospectus are collectively referred to as "Shares."



READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with substantially the same investment objective. (See "Summary" and "Other Information - Core and Gateway-Registered Trademark- - Structure.")


CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, DIVERSIFIED SMALL CAP FUND AND INTERNATIONAL FUND each seeks to achieve its investment objective by investing in various portfolios of other registered open-end, management investment companies, each of which invests using a different investment style. (See "Summary" and "Other Information - Core and Gateway Structure.")

Each other Fund seeks to achieve its investment objective by investing directly in portfolio securities.

Shares of Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund are offered solely to residents of Colorado and Minnesota, respectively.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated April 1, 1998, as may be further amended from time to time. The SAI is available for reference on the SEC's Web Site (http://www.sec.gov) and contains more detailed information about the Trust and each of the Funds. The SAI is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.



NORWEST ADVANTAGE FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.


AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT ANY OF THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                                             PAGE
1.         SUMMARY....................................................................          3

2.         FINANCIAL HIGHLIGHTS.......................................................         16

3.         INVESTMENT OBJECTIVES AND POLICIES.........................................         26
           Money Market Funds.........................................................         26
           Fixed Income Funds.........................................................         30
           Tax-Free Fixed Income Funds................................................         36
           Balanced Funds.............................................................         41
           Equity Funds...............................................................         46
           Core Portfolio Descriptions................................................         56

4.         ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS.....................         61
           General Information........................................................         61
           Common Policies of the Funds...............................................         63

5.         MANAGEMENT OF THE FUNDS....................................................         67
           Investment Advisory Services...............................................         67
           Management, Administration and Distribution Services.......................         76
           Shareholder Servicing and Custody..........................................         77
           Expenses of the Funds......................................................         77

6.         PURCHASES AND REDEMPTIONS OF SHARES........................................         79
           General Purchase Information...............................................         79
           Purchase Procedures........................................................         80
           General Redemption Information.............................................         81
           Redemption Procedures......................................................         82
           Exchanges..................................................................         83
           Shareholder Services.......................................................         84

7.         DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...................................         85
           Dividends..................................................................         85
           Tax Matters................................................................         86

8.         OTHER INFORMATION..........................................................         88
           Banking Law Matters........................................................         88
           Determination of Net Asset Value...........................................         89
           Performance Information....................................................         89
           The Trust and Its Shares...................................................         90
           Core and Gateway Structure.................................................         91
           APPENDIX A.................................................................        A-1
           Investments, Investment Strategies and Risk Considerations

1. SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHO SHOULD INVEST


I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund are designed primarily for institutional clients. Investor Shares are designed for retail investors and incur more expenses than Institutional Shares. While no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.


THE FUNDS

Shares of thirty-two Funds are offered by this Prospectus: (1) five MONEY MARKET FUNDS - shares of Cash Investment Fund, Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund, and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund; (2) I Shares of six FIXED INCOME FUNDS - Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund; (3) I Shares of five TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund; (4) I Shares of four BALANCED FUNDS - Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund; and (5) I Shares of twelve EQUITY FUNDS - Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. Only the Shares indicated are offered by this Prospectus. Other classes of shares of a Fund that currently offers other classes of shares are offered by separate prospectuses that may be obtained by contacting the Trust. Shares of each class of each Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. (See "Other Information - The Trust and Its Shares.")

MONEY MARKET FUNDS

Each of the MONEY MARKET FUNDS (except Municipal Money Market Fund) seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. MUNICIPAL MONEY MARKET FUND seeks to provide high current income which is exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. CASH INVESTMENT FUND and READY CASH INVESTMENT FUND each pursue their investment objectives by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers. U.S. GOVERNMENT FUND pursues its investment objective by investing primarily in securities that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. TREASURY FUND pursues its investment objective by investing solely in obligations that are issued or guaranteed by the United States Treasury. MUNICIPAL MONEY MARKET FUND pursues its investment objective by investing primarily in tax-exempt municipal securities.

FIXED INCOME FUNDS

STABLE INCOME FUND seeks to maintain safety of principal and provide low volatility total return by investing primarily in investment grade short-term obligations. LIMITED TERM GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. INTERMEDIATE GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach in structuring the maturities of its investment portfolio. DIVERSIFIED BOND FUND seeks to provide total return by diversifying its investments among different fixed-income investment styles. INCOME FUND seeks to provide total return consistent with current income. This objective is pursued by investing in a portfolio of fixed income securities issued by domestic and foreign issuers. TOTAL RETURN BOND FUND seeks total return. This objective is pursued by investing in a broad range of fixed income instruments in order to create a strategically diversified portfolio of high-quality fixed income investments. THE I SHARES CLASS OF THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS.


TAX-FREE FIXED INCOME FUNDS

LIMITED TERM TAX-FREE FUND seeks to provide current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax, and maintains an average dollar weighted portfolio maturity of between 1 and 5 years. TAX-FREE INCOME FUND seeks to provide current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax. COLORADO TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with preservation of capital. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Colorado issuers. MINNESOTA INTERMEDIATE TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of intermediate investment grade municipal securities of Minnesota issuers. MINNESOTA TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Minnesota issuers.

BALANCED FUNDS

STRATEGIC INCOME FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income instruments through investment in several equity and fixed income investment styles. Of the Balanced Funds, Strategic Income Fund most emphasizes safety of principal through limited exposure to equity securities. MODERATE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments through investment in several equity and fixed income investment styles. GROWTH BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds through investment in several equity and fixed income investment styles. AGGRESSIVE BALANCED-EQUITY FUND seeks to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity component of the Balanced Funds and may be considered a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities.

EQUITY FUNDS

INDEX FUND seeks to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. INCOME EQUITY FUND seeks to provide long-term capital appreciation consistent with above-average dividend income. VALUGROWTH STOCK FUND seeks to provide long-term capital appreciation. The Fund invests primarily in medium and large capitalization companies that, in the view of the Fund's investment adviser, possess above average growth prospects and appear to be undervalued. DIVERSIFIED EQUITY FUND seeks long-term capital appreciation while moderating annual return volatility by diversifying its investments among five different equity investment styles. GROWTH EQUITY FUND seeks a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments among three different equity investment styles. Growth Equity Fund assumes a higher level of risk than Diversified Equity Fund in order to seek increased returns. LARGE COMPANY GROWTH FUND seeks long-term capital appreciation by investing in large, high-quality domestic companies that the investment adviser believes have superior growth potential. DIVERSIFIED SMALL CAP FUND seeks to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles. SMALL COMPANY STOCK FUND seeks long-term capital appreciation. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. SMALL COMPANY GROWTH FUND seeks to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that are either growing rapidly or completing a period of significant change. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS. SMALL CAP OPPORTUNITIES FUND seeks capital appreciation. Current income will be incidental to the objective of capital appreciation. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS. CONTRARIAN STOCK FUND seeks capital appreciation. This objective is pursued by investing primarily in common stocks for which the Fund's investment adviser believes there is significant potential for price appreciation. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS. IT IS ANTICIPATED THAT THE FUND WILL CEASE OPERATIONS ON OR ABOUT JULY 10, 1998. International Fund seeks long-term capital appreciation. This objective is pursued by investing, directly or indirectly, in high quality companies based outside the United States.


FUND STRUCTURES


READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND each seek to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company (each a "Core Trust") that has the same or substantially the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its corresponding Core Portfolio. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolios in which they currently invest are:



FUND                                CORE PORTFOLIO
----------------------------------  ------------------------------------------------
Ready Cash Investment Fund          Prime Money Market Portfolio
Stable Income Fund                  Stable Income Portfolio
Total Return Bond Fund              Strategic Value Bond Portfolio
Index Fund                          Index Portfolio
Income Equity Fund                  Income Equity Portfolio
Large Company Growth Fund           Large Company Growth Portfolio
Small Company Stock Fund            Small Company Stock Portfolio
Small Company Growth Fund           Small Company Growth Portfolio
Small Cap Opportunities Fund        Schroder U.S. Smaller Companies Portfolio


CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND, DIVERSIFIED SMALL CAP FUND, GROWTH EQUITY FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing some or all of its investable assets in various portfolios (each a "Core Portfolio") of other, open-end, management investment companies (each a "Core Trust"). Each Core Portfolio invests using a different investment style. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolios in which they currently invest are:

FUND                                       CORE PORTFOLIOS
-----------------------------------------  ------------------------------------------------
Cash Investment Fund                       Money Market Portfolio
                                           Prime Money Market Portfolio
Diversified Bond Fund                      Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
Strategic Income Fund                      Money Market Portfolio
                                           Stable Income Portfolio
                                           Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund invests
Moderate Balanced Fund                     Stable Income Portfolio
                                           Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund invests
Growth Balanced Fund                       Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund Invests
Aggressive Balanced-Equity Fund            Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund Invests
Diversified Equity Fund                    Index Portfolio
                                           Income Equity Portfolio
                                           Large Company Growth Portfolio
                                           Disciplined Growth Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio
                                           International Portfolio
                                           Schroder EM Core Portfolio
Diversified Small Cap Fund                 Small Cap Index Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio

FUND                                       CORE PORTFOLIOS
-----------------------------------------  ------------------------------------------------
Growth Equity Fund                         Large Company Growth Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio
                                           International Portfolio
                                           Schroder EM Core Portfolio
International Fund                         International Portfolio
                                           Schroder EM Core Portfolio


The percentage of each of these Funds' (except Cash Investment Fund's) assets invested in each Core Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described under "Investment Objectives and Policies" for each Fund. Upon approval by the Board of Trustees of the Trust and notification of shareholders, each Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.



Each of U.S. GOVERNMENT FUND, TREASURY FUND, MUNICIPAL MONEY MARKET FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND, VALUGROWTH STOCK FUND and CONTRARIAN STOCK FUND seeks to achieve its investment objective by investing directly in portfolio securities.


MANAGEMENT OF THE FUNDS

ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio) investment adviser. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1997 managed over $23.6 billion in assets. (See "Management of the Funds - Investment Advisory Services.") Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, serves as the custodian of each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) and provides administrative services to Small Cap Opportunities Fund and International Fund. (See "Management of the Funds - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services.")


Each Fund that invests in one or more Core Portfolios incurs investment advisory fees indirectly through the investment advisory fees paid by the Core Portfolios; Norwest is paid an investment advisory fee directly by the other Funds. In addition, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund each pay Norwest an asset allocation fee for Norwest's services with respect to the allocation of the Fund's assets to and among the various Core Portfolios ("Asset Allocation Services"). Cash Investment Fund does not vary the percentages of its assets invested in the Core Portfolios in which it invests and, accordingly, pays no asset allocation Fee.

CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Stock Portfolio. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Stable Income Portfolio, Strategic Value Bond Portfolio and Managed Fixed Income Portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Positive Return Bond Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") is the investment adviser of Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio. Schroder specializes in providing international investment advice to various clients.

SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group") is the investment subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a discplined equity style.


UNITED CAPITAL MANAGEMENT ("UCM"), a part of Norwest Bank Colorado, N.A., is the investment subadviser of Contrarian Stock Fund. UCM provides specialized investment advisory services to various institutional pension accounts.


Norwest, UCM, Galliard, Crestone, Peregrine, Schroder and Smith (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers." The various investment subadvisers are sometimes referred to as the "Subadvisers."

FUND MANAGEMENT AND ADMINISTRATION

The business of the Trust is managed under the direction of the Board of Trustees (the "Board"). The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, LLC ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio, except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, for which Forum serves as subadministrator. Schroder Fund Advisors Inc. serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio. (See "Management - Management, Administration and Distribution Services.")

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased or redeemed without a sales or other charge. The minimum initial investment for Institutional Shares and the shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000. There is no minimum subsequent investment for those Shares. The minimum initial investment for Investor Shares and I Shares is $1,000. The minimum subsequent investment for Investor Shares and I Shares is $100. (See "Purchases and Redemptions of Shares.")

EXCHANGES

Holders of Institutional Shares, I Shares and Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund may exchange their Shares among those Funds and those classes. Holders of Investor Shares of a Fund may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other Funds of the Trust. ("See Purchases and Redemptions of Shares - Exchanges.")

DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income are declared and paid as follows:

Declared daily and paid         Each Money Market Fund, Limited Term Government In-
monthly:                        come Fund, Income Fund, Total Return Bond Fund and
                                each Tax-Exempt Fixed Income Fund.

Declared and paid monthly:      Stable Income Fund, Intermediate Government Income
                                Fund and Diversified Bond Fund.

Declared and paid quarterly:    Income Equity Fund, ValuGrowth Stock Fund, Small
                                Company Stock Fund and Contrarian Stock Fund.

Declared and paid annually:     Strategic Income Fund, Moderate Balanced Fund,
                                Growth Balanced Fund, Aggressive Balanced-Equity
                                Fund, Index Fund, Diversified Equity Fund, Growth
                                Equity Fund, Large Company Growth Fund, Small
                                Company Growth Fund, Diversified Small Cap Fund,
                                Small Cap Opportunities Fund and International Fund.

Each Fund's net capital gain, if any, is distributed at least annually. (See "Dividends and Tax Matters.")

CERTAIN RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. All of the equity funds invest primarily in equity securities and are subject to the general risks of investing in the stock market.

An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Funds entail some risk. There can be no assurance that any MONEY MARKET FUND or Core Portfolio in which they invest will maintain a stable net asset value of $1.00 per share and the amount of income earned by each Money Market Fund will tend to vary with changes in prevailing interest rates. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending, investments in foreign issuers and other investment techniques. (See "Appendix A - Investments, Investment Strategies and Risk Considerations.") The portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Portfolio Transactions.")


Normally, the values of the FIXED INCOME FUNDS' and the TAX-EXEMPT FIXED INCOME FUNDS' investments vary inversely with changes in interest rates. The securities in which the Fixed Income Funds and Tax-Exempt Fixed Income Funds invest are subject to "credit risk" relating to the financial condition of the issuers of the securities. Each Fund (other than Diversified Bond Fund, Income Fund, Total Return Bond Fund Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, and Strategic Value Bond Portfolio), however, invests primarily in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's). DIVERSIFIED BOND FUND, INCOME FUND, TOTAL RETURN BOND FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND (and any Fund that invests in Strategic Value Bond Portfolio) may invest in non-investment grade securities, which may entail additional risks. (See "Investment Objectives and Policies - Fixed Income Funds - Income Fund - Non-Investment Grade Securities". In addition, with respect to the Fixed Income Funds, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal repayments on certain mortgage- and asset-backed securities held by a Fund. The Fixed Income Funds' use of these securities entails certain risks. (See "Appendix A -- Investments, Investment Strategies and Risk Considerations - Mortgage-Backed Securities" and " - Asset-Backed Securities.")


Each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND invests principally in securities issued by the government of and municipalities in the State of Colorado or Minnesota, respectively, and is therefore more susceptible to factors adversely affecting issuers of those states than would be a more geographically diverse municipal securities portfolio. Each of these Funds is non-diversified, which means that they have greater latitude than a diversified Fund to invest in fewer issuers and to invest more of their assets in any one issuer. Non-diversified funds may present greater risks than diversified funds. (See "Investment Objectives and Policies - Tax-Free Fixed Income Funds - Investment Considerations and Risk Factors.")

The policy of investing in securities of smaller companies employed by SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND and by STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include lower trading volumes and, therefore, the potential for greater stock price volatility. For a description of investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors.") SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND are designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

The policy of investing in foreign issuers employed by INTERNATIONAL FUND and by STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets. (See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") INTERNATIONAL FUND is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in foreign companies.


By pooling their assets in one or more Core Portfolios with other institutional investors, CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, STABLE INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY STOCK FUND, DIVERSIFIED SMALL CAP FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each may be able to achieve certain efficiencies and economies of scale that they could not achieve by investing directly in securities. Nevertheless, these investments could have adverse effects on the Funds which investors should consider. (See "Other Information - Core and Gateway Structure - Certain Risks of Investing in Core Portfolios.") Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. (See "Other Information - Core and Gateway Structure.")

EXPENSES OF INVESTING IN THE FUNDS

The purpose of the following table is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly. There are no transaction charges in connection with purchases, redemptions or exchanges of the Shares. No Fund has adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, no Fund incurs distribution expenses with respect to the Shares.


ANNUAL FUND OPERATING EXPENSES(1)(4)


(as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)


                                                  The Fund                 Core Portfolio(s)
                                         ---------------------------  ---------------------------
                                          Investment                   Investment                      Total
                                           Advisory        Other        Advisory        Other        Operating
                                            Fees(2)       Expenses       Fees(2)       Expenses      Expenses
                                         -------------  ------------  -------------  ------------  -------------
MONEY MARKET FUNDS
   Cash Investment Fund                         N/A           0.22%         0.22%          0.04%         0.48%(3)
   Ready Cash Investment Fund
     (Investor Shares)                          N/A           0.41%         0.34%          0.07%         0.82%(3)
   U.S. Government Fund                        0.14%          0.36%          N/A            N/A          0.50%
   Treasury Fund                               0.16%          0.30%          N/A            N/A          0.46%
   Municipal Money Market Fund
     Institutional Shares                      0.34%          0.11%          N/A            N/A          0.45%
     Investor Shares                           0.34%          0.31%          N/A            N/A          0.65%

FIXED INCOME FUNDS (I SHARES)
   Stable Income Fund                           N/A           0.28%         0.30%          0.07%         0.65%
   Limited Term Government Income Fund         0.33%          0.35%          N/A            N/A          0.68%
   Intermediate Government Income Fund         0.33%          0.35%          N/A            N/A          0.68%
   Diversified Bond Fund                       0.00%          0.27%         0.38%          0.05%         0.70%(3)
   Income Fund                                 0.50%          0.25%          N/A            N/A          0.75%
   Total Return Bond Fund                       N/A           0.20%         0.50%          0.05%         0.75%(3)

TAX-FREE FIXED INCOME FUNDS (I SHARES)
   Limited Term Tax-Free Fund                  0.36%          0.29%          N/A            N/A          0.65%
   Tax-Free Income Fund                        0.44%          0.16%          N/A            N/A          0.60%
   Colorado Tax-Free Fund                      0.36%          0.24%          N/A            N/A          0.60%
   Minnesota Intermediate Tax-Free Fund        0.25%          0.35%          N/A            N/A          0.60%
   Minnesota Tax-Free Fund                     0.33%          0.27%          N/A            N/A          0.60%

BALANCED FUNDS (I SHARES)
   Strategic Income Fund                       0.10%          0.28%         0.36%          0.06%         0.80%(3)
   Moderate Balanced Fund                      0.14%          0.27%         0.41%          0.06%         0.88%(3)
   Growth Balanced Fund                        0.14%          0.27%         0.46%          0.06%         0.93%(3)
   Aggressive Balanced-Equity Fund             0.18%          0.28%         0.48%          0.06%         1.00%

                                                  The Fund                 Core Portfolio(s)
                                         ---------------------------  ---------------------------
                                          Investment                   Investment                      Total
                                           Advisory        Other        Advisory        Other        Operating
EQUITY FUNDS (I SHARES)                     Fees(2)       Expenses       Fees(2)       Expenses      Expenses
                                         -------------  ------------  -------------  ------------  -------------
   Index Fund                                   N/A           0.07%         0.15%          0.03%         0.25%
   Income Equity Fund                           N/A           0.31%         0.50%          0.04%         0.85%
   ValuGrowth Stock Fund                       0.80%          0.20%          N/A            N/A          1.00%
   Diversified Equity Fund                     0.17%          0.27%         0.50%          0.06%         1.00%(3)
   Growth Equity Fund                          0.22%          0.24%         0.69%          0.10%         1.25%(3)
   Large Company Growth Fund                    N/A           0.33%         0.65%          0.02%         1.00%
   Small Company Stock Fund                     N/A           0.26%         0.90%          0.04%         1.20%(3)
   Small Company Growth Fund                    N/A           0.31%         0.90%          0.04%         1.25%
   Diversified Small Cap Fund                  0.25%          0.25%         0.65%          0.05%         1.20%
   Small Cap Opportunities Fund                0.25%          0.21%         0.60%          0.19%         1.25%
   Contrarian Stock Fund                       0.39%          0.81%          N/A            N/A          1.20%
   International Fund                          0.38%          0.39%         0.48%          0.25%         1.50%

(1) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with other classes of a Fund differ from those listed in the table. The table is based on expenses incurred during the Funds' most recent fiscal year ended May 31, 1997, restated to reflect current fees; the expenses and any waivers and reimbursements for Limited Term Government Income Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund are based on estimated expenses for those Funds' first fiscal year of operations ending May 31, 1998. To the extent a Fund invests all or a portion of its assets in various Core Portfolio(s) (each of which bears expenses as noted under "Core Portfolios - Investment Advisory Fees" and "Core Portfolio(s) - Other Expenses"), the Fund indirectly bears its pro rata portion of the expenses of each Core Portfolio in which it invests.


(2) For Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund, "Investment Advisory Fees" reflects the Asset Allocation Fee. In addition, for Small Cap Opportunities Fund and International Fund, "Investment Advisory Fees" reflects the administrative services fee payable to Norwest. For all Funds that invest in a Core Portfolio, "Core Portfolio(s) - Investment Advisory Fees" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Fund invests. Absent waivers, "Investment Advisory Fees" for Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund and Contrarian Stock Fund would be 0.35%, 0.35%, 0.50%, 0.50%, 0.50%, 0.25%, 0.50% and 0.80%, and
    for Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund would be 0.25%. The investment advisory fees set forth under "Core Portfolio(s) - Investment Advisory Fees" paid by Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund will vary based on the percentage of the Fund's assets invested in each Core Portfolio.


(3) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at 0.48%. Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total operating expenses through May 31, 1998 at or below the following amounts: Ready Cash Investment Fund, 0.82%; Total Return Bond Fund, 0.75% and Small Company Stock Fund, 1.20%.

    Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively.


(4) Absent expense reimbursements and fee waivers the expenses of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund would be: "Other Expenses," 0.26%, 0.42%, 0.38%, 0.39%, 0.25%, 0.53%, 0.36%, 0.52%, 0.39%, 0.34%, 0.43%,
    0.35%, 0.55%, 0.43%, 0.52%, 0.47%, 0.55%, 0.34%, 0.32%, 0.32%, 0.80%, 0.32%,
    0.32%, 0.42%, 0.27%, 0.24%, 0.34%, 0.35%, 0.32%, 0.80%, 0.64%, 1.07% and
    0.64%, respectively; and "Total Operating Expenses," 0.57%, 0.83%, 0.52%, 0.55%, 0.59%, 0.87%, 0.78%, 0.85%, 0.72%, 1.08%, 0.93%, 0.95%, 1.05%, 0.93%,
    1.02%, 0.72%, 1.05%, 1.07%, 1.10%, 1.14%, 1.64%, 0.55%, 0.90%, 1.22%, 1.18%,
    1.40%, 1.06%, 1.35%, 1.30%, 2.79%, 1.44%, 1.87% and 1.63%, respectively.
    Absent expense reimbursements and fee waivers, "Core Portfolio(s) - Other Expenses" of Cash Investment Fund, Ready Cash Investment Fund, Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund and International Fund would be 0.07%, 0.07%, 0.12%, 0.10%, 0.09%, 0.10%, 0.10%,
    0.10%, 0.38%, 0.08%, 0.07%, 0.07%, 0.10%, 0.07%, 0.10%, 0.08%, 1.10%, 0.19%,
    and 0.26%, respectively. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.


                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
MONEY MARKET FUNDS
  Cash Investment Fund                                             5            15             27             60
  Ready Cash Investment Fund (Investor Shares)                     8            26             46            101
  U.S. Government Fund                                             5            16             28             63
  Treasury Fund                                                    5            15             26             58
  Municipal Money Market Fund
    Institutional Shares                                           5            14             25             57
    Investor Shares                                                7            21             36             81

                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
FIXED INCOME FUNDS (I SHARES)
  Stable Income Fund                                               7            21             36             81
  Limited Term Government Income Fund                              7            22             38             85
  Intermediate Government Income Fund                              7            22             38             85
  Diversified Bond Fund                                            7            22             39             87
  Income Fund                                                      8            24             42             93
  Total Return Bond Fund                                           8            24             42             93
TAX-FREE FIXED INCOME FUNDS (I SHARES)
  Limited Term Tax-Free Fund                                       7            21             36             81
  Tax-Free Income Fund                                             6            19             33             75
  Colorado Tax-Free Fund                                           6            19             33             75
  Minnesota Intermediate Tax-Free Fund                             6            19             33             75
  Minnesota Tax-Free Fund                                          6            19             33             75
BALANCED FUNDS (I SHARES)
  Strategic Income Fund                                            8            26             44             99
  Moderate Balanced Fund                                           9            28             49            108
  Growth Balanced Fund                                             9            30             51            114
  Aggressive Balanced-Equity Fund                                 10            32             55            122
EQUITY FUNDS (I SHARES)
  Index Fund                                                       3             8             14             32
  Income Equity Fund                                               9            27             47            105
  ValuGrowth Stock Fund                                           10            32             55            122
  Diversified Equity Fund                                         10            32             55            122
  Growth Equity Fund                                              13            40             69            151
  Large Company Growth Fund                                       10            32             55            122
  Small Company Stock Fund                                        12            38             66            145
  Small Company Growth Fund                                       13            40             69            151
  Diversified Small Cap Fund                                      12            38             66            145
  Small Cap Opportunities Fund                                    13            40             69            151
  Contrarian Stock Fund                                           12            38             66            145
  International Fund                                              15            47             82            179

                 [This page has been intentionally left blank.]

2.  FINANCIAL HIGHLIGHTS


The following tables provide financial highlights for the Funds. This information represents selected data for a single outstanding Share of each Fund for the periods shown. As of November 30, 1997, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund had not commenced operations. Information for the periods ended May 31, 1994 through May 31, 1997 was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. The information for the six month period ended November 30, 1997, is



                                     Beginning                 Net Realized    Dividends
                                     Net Asset      Net       and Unrealized    from Net
                                     Value Per   Investment   Gain (Loss) on   Investment       Capital
 MONEY MARKET FUNDS                    Share       Income      Investments       Income      Contribution
                                     ---------   ----------   --------------   ----------   ---------------
 CASH INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             $1.00       $0.026             --        $(0.026)             --
 June 1, 1996 to May 31, 1997           1.00        0.051             --         (0.051)             --
 June 1, 1995 to May 31, 1996           1.00        0.054             --         (0.054)             --
 June 1, 1994 to May 31, 1995           1.00        0.049             --         (0.049)             --
 June 1, 1993 to May 31, 1994           1.00        0.031             --         (0.031)             --
 June 1, 1992 to May 31, 1993           1.00        0.033             --         (0.033)             --
 December 1, 1991 to May 31, 1992       1.00        0.021             --         (0.021)             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.061             --         (0.061)             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.079             --         (0.079)             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.088             --         (0.088)             --
 December 1, 1987 to November 30,
   1988                                 1.00        0.071             --         (0.071)             --
 October 14, 1987 to November 30,
   1987                                 1.00        0.009             --         (0.009)             --
 READY CASH INVESTMENT FUND -
   INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                              1.00        0.025             --         (0.025)             --
 June 1, 1996 to May 31, 1997           1.00        0.047             --         (0.047)             --
 June 1, 1995 to May 31, 1996           1.00        0.051             --         (0.051)             --
 June 1, 1994 to May 31, 1995           1.00        0.045             --         (0.045)             --
 June 1, 1993 to May 31, 1994           1.00        0.027             --         (0.027)             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.076             --         (0.076)             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.085             --         (0.085)             --
 January 20, 1988 to November 30,
   1988                                 1.00        0.059             --         (0.059)             --
 U.S. GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                              1.00        0.026             --         (0.026)             --
 June 1, 1996 to May 31, 1997           1.00        0.049             --         (0.049)             --
 June 1, 1995 to May 31, 1996           1.00        0.052             --         (0.052)             --
 June 1, 1994 to May 31, 1995           1.00        0.047             --         (0.047)             --
 June 1, 1993 to May 31, 1994           1.00        0.030             --         (0.030)             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.077             --         (0.077)             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.085             --         (0.085)             --
 December 1, 1987 to November 30,
   1988                                 1.00        0.069             --         (0.069)             --
 November 16, 1987 to November 30,
   1987                                 1.00        0.003             --         (0.003)             --
 TREASURY FUND
-----------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                              1.00        0.024             --         (0.024)             --
 June 1, 1996 to May 31, 1997           1.00        0.047             --         (0.047)             --
 June 1, 1995 to May 31, 1996           1.00        0.050             --         (0.050)             --
 June 1, 1994 to May 31, 1995           1.00        0.046             --         (0.046)             --
 June 1, 1993 to May 31, 1994           1.00        0.028             --         (0.028)             --
 June 1, 1992 to May 31, 1993           1.00        0.029             --         (0.029)             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)             --
 December 3, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)             --
 MUNICIPAL MONEY MARKET FUND(B)
-----------------------------------------------------------------------------------------------------------
 INVESTOR SHARES
 June 1, 1997 to November 30,
   1997(a)                              1.00        0.016             --         (0.016)             --
 June 1, 1996 to May 31, 1997           1.00        0.030             --         (0.030)             --
 June 1, 1995 to May 31, 1996           1.00        0.033             --         (0.033)             --
 June 1, 1994 to May 31, 1995           1.00        0.031        $(0.004)        (0.031)        $ 0.004
 June 1, 1993 to May 31, 1994           1.00        0.021             --         (0.021)             --
 June 1, 1992 to May 31, 1993           1.00        0.021             --         (0.021)             --
 December 1, 1991 to May 31, 1992       1.00        0.014             --         (0.014)             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.042             --         (0.042)             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.053             --         (0.053)             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.058             --         (0.058)             --
 January 7, 1988 to November 30,
   1988                                 1.00        0.042             --         (0.042)             --
 INSTITUTIONAL SHARES
 June 1, 1997 to November 30,
   1997(a)                              1.00        0.017             --         (0.017)             --
 June 1, 1996 to May 31, 1997           1.00        0.032             --         (0.032)             --
 June 1, 1995 to May 31, 1996           1.00        0.035             --         (0.035)             --
 June 1, 1994 to May 31, 1995           1.00        0.033         (0.004)        (0.033)          0.004
 August 3, 1993 to May 31, 1994(b)      1.00        0.019             --         (0.019)             --



(a) Unaudited.
(b) Municipal Money Market Fund commenced operations on January 7, 1988. The Fund's original class of shares subsequently became Investor Shares. The Fund commenced the offer of Institutional Shares on August 3, 1993.
(c) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d) Annualized.
(e) Total return for 1995 includes the effect of a capital contribution from Norwest Bank. Without the capital contribution, total return would have been 2.59% for Investor Shares and 2.79% for Institutional Shares.

unaudited. Each Fund's financial statements for the fiscal year ended May 31, 1997, and independent auditors' report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.



                                                         Ratio to Average Net Assets                  Net Assets
                                                    -------------------------------------             at End of
                                      Ending Net        Net                                             Period
                                     Asset Value    Investment       Net         Gross      Total       (000's
                                      Per Share       Income      Expenses    Expenses(c)   Return     Omitted)
                                     ------------   -----------   ---------   -----------   ------   ------------
CASH INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               $1.00          5.28%(d)     0.48%(d)     0.55%(d)    2.68%   $ 4,054,659
June 1, 1996 to May 31, 1997             1.00          5.07%        0.48%        0.49%       5.21%     2,147,894
June 1, 1995 to May 31, 1996             1.00          5.36%        0.48%        0.49%       5.50%     1,739,549
June 1, 1994 to May 31, 1995             1.00          4.87%        0.48%        0.50%       4.96%     1,464,304
June 1, 1993 to May 31, 1994             1.00          3.11%        0.49%        0.49%       3.16%     1,381,402
June 1, 1992 to May 31, 1993             1.00          3.29%        0.50%        0.51%       3.36%     1,944,948
December 1, 1991 to May 31, 1992         1.00          4.23%(d)     0.50%(d)     0.56%(d)    4.29%(d)   1,292,196
December 1, 1990 to November 30,
  1991                                   1.00          6.11%        0.51%        0.54%       6.31%     1,004,979
December 1, 1989 to November 30,
  1990                                   1.00          7.92%        0.45%        0.57%       8.22%       747,744
December 1, 1988 to November 30,
  1989                                   1.00          8.81%        0.45%        0.64%       9.22%       662,698
December 1, 1987 to November 30,
  1988                                   1.00          7.00%        0.43%        0.74%       7.32%       316,349
October 14, 1987 to November 30,
  1987                                   1.00          7.16%(d)     0.45%(d)     1.09%(d)    7.40%(d)      53,951
READY CASH INVESTMENT FUND -
  INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                1.00          4.95%(d)     0.81%(d)     0.81%(d)    2.51%       622,533
June 1, 1996 to May 31, 1997             1.00          4.75%        0.82%        0.83%       4.87%       576,011
June 1, 1995 to May 31, 1996             1.00          5.02%        0.82%        0.87%       5.17%       473,879
June 1, 1994 to May 31, 1995             1.00          4.64%        0.82%        0.91%       4.62%       268,603
June 1, 1993 to May 31, 1994             1.00          2.70%        0.82%        0.92%       2.74%       164,138
June 1, 1992 to May 31, 1993             1.00          3.04%        0.82%        0.94%       3.08%       162,585
December 1, 1991 to May 31, 1992         1.00          4.01%(d)     0.82%(d)     0.93%(d)    4.05%(d)     176,378
December 1, 1990 to November 30,
  1991                                   1.00          5.81%        0.82%        0.96%       5.98%       183,775
December 1, 1989 to November 30,
  1990                                   1.00          7.56%        0.82%        0.97%       7.83%       166,911
December 1, 1988 to November 30,
  1989                                   1.00          8.51%        0.81%        0.99%       8.86%       144,117
January 20, 1988 to November 30,
  1988                                   1.00          7.11%(d)     0.77%(d)     1.13%(d)    6.97%(d)      46,736
U.S. GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                1.00          5.09%(d)     0.49%(d)     0.50%(d)    2.58%     2,152,406
June 1, 1996 to May 31, 1997             1.00          4.91%        0.49%        0.49%       5.04%     1,912,574
June 1, 1995 to May 31, 1996             1.00          5.13%        0.50%        0.51%       5.27%     1,649,721
June 1, 1994 to May 31, 1995             1.00          4.68%        0.50%        0.52%       4.81%     1,159,421
June 1, 1993 to May 31, 1994             1.00          3.02%        0.47%        0.53%       3.07%     1,091,141
June 1, 1992 to May 31, 1993             1.00          3.00%        0.45%        0.57%       3.06%       903,274
December 1, 1991 to May 31, 1992         1.00          3.99%(d)     0.45%(d)     0.61%(d)    4.07%(d)     623,685
December 1, 1990 to November 30,
  1991                                   1.00          5.84%        0.45%        0.60%       6.00%       469,487
December 1, 1989 to November 30,
  1990                                   1.00          7.66%        0.45%        0.61%       7.94%       500,794
December 1, 1988 to November 30,
  1989                                   1.00          8.51%        0.45%        0.65%       8.87%       394,137
December 1, 1987 to November 30,
  1988                                   1.00          6.87%        0.42%        0.73%       7.13%       254,104
November 16, 1987 to November 30,
  1987                                   1.00          6.89%(d)     0.00%(d)     2.94%(d)    7.35%(d)       4,343
TREASURY FUND
-----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                1.00          4.88%(d)     0.46%(d)     0.53%(d)    2.47%     1,253,109
June 1, 1996 to May 31, 1997             1.00          4.74%        0.46%        0.53%       4.87%     1,003,697
June 1, 1995 to May 31, 1996             1.00          4.91%        0.46%        0.56%       5.04%       802,270
June 1, 1994 to May 31, 1995             1.00          4.62%        0.46%        0.57%       4.65%       661,098
June 1, 1993 to May 31, 1994             1.00          2.81%        0.46%        0.58%       2.83%       526,483
June 1, 1992 to May 31, 1993             1.00          2.93%        0.47%        0.58%       2.98%       384,751
December 1, 1991 to May 31, 1992         1.00          4.01%(d)     0.47%(d)     0.59%(d)    4.07%(d)     374,492
December 3, 1990 to November 30,
  1991                                   1.00          5.62%(d)     0.31%(d)     0.66%(d)    6.02%(d)     354,200
MUNICIPAL MONEY MARKET FUND(B)
-----------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
June 1, 1997 to November 30,
  1997(a)                                1.00          3.18%(d)     0.65%(d)     0.83%(d)    1.61%        47,482
June 1, 1996 to May 31, 1997             1.00          3.01%        0.65%        0.87%       3.08%        54,616
June 1, 1995 to May 31, 1996             1.00          3.25%        0.65%        0.88%       3.31%        57,021
June 1, 1994 to May 31, 1995             1.00          3.10%        0.65%        0.93%       3.13%(e)      47,424
June 1, 1993 to May 31, 1994             1.00          2.03%        0.65%        0.99%       2.09%        33,554
June 1, 1992 to May 31, 1993             1.00          2.13%        0.65%        0.97%       2.18%        75,521
December 1, 1991 to May 31, 1992         1.00          2.81%(d)     0.63%(d)     0.96%(d)    2.89%(d)      82,678
December 1, 1990 to November 30,
  1991                                   1.00          4.10%        0.64%        1.08%       4.26%        66,327
December 1, 1989 to November 30,
  1990                                   1.00          5.34%        0.64%        1.16%       5.48%        29,801
December 1, 1988 to November 30,
  1989                                   1.00          5.78%        0.62%        1.15%       5.94%        18,639
January 7, 1988 to November 30,
  1988                                   1.00          4.64%(d)     0.60%(d)     1.20%(d)    4.76%(d)       8,963
INSTITUTIONAL SHARES
June 1, 1997 to November 30,
  1997(a)                                1.00          3.38%(d)     0.45%(d)     0.59%(d)    1.71%       728,870
June 1, 1996 to May 31, 1997             1.00          3.21%        0.45%        0.70%       3.28%       635,655
June 1, 1995 to May 31, 1996             1.00          3.41%        0.45%        0.72%       3.52%       592,436
June 1, 1994 to May 31, 1995             1.00          3.37%        0.45%        0.74%       3.33%(e)     278,953
August 3, 1993 to May 31, 1994(b)        1.00          2.33%(d)     0.45%(d)     0.77%(d)    2.34%(d)     190,356

                                     Beginning                 Net Realized    Dividends                     Ending
                                     Net Asset      Net       and Unrealized    from Net    Distributions   Net Asset
 FIXED INCOME                        Value Per   Investment   Gain (Loss) on   Investment     from Net      Value Per
 FUNDS -- I SHARES                     Share       Income      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 STABLE INCOME FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30,
  1997(a)                             $10.24       $0.30          $ 0.04         $(0.29)           --        $10.29
 June 1, 1996 to May 31, 1997          10.20        0.58            0.04          (0.58)           --         10.24
 November 1, 1995 to May 31, 1996      10.72        0.28            0.03          (0.77)       $(0.06)        10.20
 November 11, 1994 to October 31,
  1995                                 10.00        0.50            0.22             --            --         10.72
 LIMITED TERM GOVERNMENT INCOME
  FUND
---------------------------------------------------------------------------------------------------------------------
 October 1, 1997 to November 30,
  1997(a)                              10.00        0.10           (0.15)         (0.10)           --          9.85
 INTERMEDIATE GOVERNMENT INCOME
  FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                              10.84        0.36            0.31          (0.35)           --         11.16
 June 1, 1996 to May 31, 1997          10.89        0.72           (0.04)         (0.73)           --         10.84
 November 1, 1995 to May 31, 1996      12.40        0.40            0.53          (1.32)        (1.12)        10.89
 November 11, 1994 to October 31,
  1995(d)                              11.11        0.93            0.36             --            --         12.40
 DIVERSIFIED BOND FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                              25.60        0.80            1.16             --            --         27.56
 June 1, 1996 to May 31, 1997          26.03        1.59            0.01          (1.69)        (0.34)        25.60
 November 1, 1995 to May 31, 1996      27.92        1.07           (0.99)         (1.67)        (0.30)        26.03
 November 11, 1994 to October 31,
  1995                                 25.08        1.65            1.19             --            --         27.92
 INCOME FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                               9.27        0.30            0.41          (0.30)           --          9.68
 June 1, 1996 to May 31, 1997           9.26        0.62            0.01          (0.62)           --          9.27
 June 1, 1995 to May 31, 1996           9.62        0.61           (0.36)         (0.61)           --          9.26
 June 1, 1994 to May 31, 1995           9.51        0.65            0.11          (0.65)           --          9.62
 August 2, 1993 to May 31, 1994        10.68        0.58           (0.91)         (0.58)        (0.26)         9.51
 TOTAL RETURN BOND FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                               9.41        0.30            0.23          (0.30)           --          9.64
 June 1, 1996 to May 31, 1997           9.40        0.60            0.04          (0.60)        (0.03)         9.41
 June 1, 1995 to May 31, 1996           9.73        0.64           (0.31)         (0.64)        (0.02)         9.40
 June 1, 1994 to May 31, 1995           9.54        0.67            0.19          (0.67)           --          9.73
 December 31, 1993 to May 31, 1994     10.00        0.27           (0.46)         (0.27)           --          9.54



 (a) Unaudited.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
 (c) Annualized.
(d) Adjusted for a five to one stock split.
 (e) Total return would have been lower absent expense reimbursements and/or fee waivers.
 (f) Includes expenses allocated from the Portfolios of Core Trust.
 (g) The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

                                          Ratio to Average Net Assets
                                     -------------------------------------
                                         Net                                          Portfolio   Net Assets at
                                     Investment       Net         Gross      Total    Turnover    End of Period
                                       Income      Expenses    Expenses(b)   Return(e)   Rate    (000's Omitted)
                                     -----------   ---------   -----------   ------   --------   ---------------
STABLE INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30,
  1997(a)                               5.86%(c)(f)   0.65%(c)(f)    0.84%(c)(f)  3.39%   11.36%(g)    $123,511
June 1, 1996 to May 31, 1997            5.73%        0.65%        0.79%       6.24%     41.30%      $111,030
November 1, 1995 to May 31, 1996        5.74%(c)     0.65%(c)     0.92%(c)    2.97%    109.95%      $ 83,404
November 11, 1994 to October 31,
  1995                                  5.91%(c)     0.65%(c)     0.98%(c)    7.20%    115.85%      $ 48,087
LIMITED TERM GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------
October 1, 1997 to November 30,
  1997(a)                               5.92%(c)     0.41%(c)     0.92%(c)    1.09%     33.06%      $ 63,191
INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               6.45%(c)     0.68%(c)     0.72%(c)    6.23%     53.50%      $371,879
June 1, 1996 to May 31, 1997            6.57%        0.68%        0.72%       6.36%    183.05%      $371,278
November 1, 1995 to May 31, 1996        6.71%(c)     0.71%(c)     1.17%(c)    0.60%     74.64%      $399,324
November 11, 1994 to October 31,
  1995(d)                               7.79%(c)     0.68%(c)     0.93%(c)   11.58%    240.90%      $ 50,213
DIVERSIFIED BOND FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               6.11%(c)(f)   0.70%(c)(f)    1.09%(c)(f)  7.66%     N/A     $175,674
June 1, 1996 to May 31, 1997            6.19%        0.70%        0.77%       6.23%     57.19%      $162,310
November 1, 1995 to May 31, 1996        6.78%(c)     0.70%(c)     0.77%(c)    0.22%    118.92%      $167,159
November 11, 1994 to October 31,
  1995                                  5.87%(c)     0.67%(c)     0.82%(c)   11.32%     58.90%      $171,453
INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               6.37%(c)     0.75%(c)     0.92%(c)    7.79%     69.73%      $268,070
June 1, 1996 to May 31, 1997            6.59%        0.75%        1.02%       6.90%    231.00%      $258,207
June 1, 1995 to May 31, 1996            6.30%        0.75%        1.06%       2.58%    270.17%      $271,157
June 1, 1994 to May 31, 1995            7.02%        0.75%        1.06%       8.49%     98.83%      $109,994
August 2, 1993 to May 31, 1994          6.75%(c)     0.61%(c)     1.09%(c)   (4.04%)(c)   26.67%    $ 93,665
TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               6.22%(c)(f)   0.75%(c)(f)    0.85%(c)(f)  5.67%   18.08%(g)    $133,538
June 1, 1996 to May 31, 1997            6.36%        0.75%        1.05%       6.95%     55.07%      $125,437
June 1, 1995 to May 31, 1996            6.57%        0.75%        1.07%       3.41%     77.49%      $120,767
June 1, 1994 to May 31, 1995            7.04%        0.71%        1.17%       9.43%     35.19%      $ 96,199
December 31, 1993 to May 31, 1994       6.81%(c)     0.46%(c)     2.10%(c)   (4.62%)(c)   37.50%    $ 11,694

                                     Beginning                 Net Realized    Dividends                     Ending
                                     Net Asset      Net       and Unrealized    from Net    Distributions   Net Asset
 TAX-FREE FIXED                      Value Per   Investment   Gain (Loss) on   Investment     from Net      Value Per
 INCOME FUNDS -- I SHARES              Share       Income      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 LIMITED TERM TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                             $10.39       $0.24          $ 0.15         $(0.24)           --        $10.54
 October 1, 1996 to May 31, 1997       10.00        0.31            0.39          (0.31)           --         10.39
 TAX-FREE INCOME FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                              10.06        0.26            0.32          (0.26)           --         10.38
 June 1, 1996 to May 31, 1997           9.78        0.54            0.28          (0.54)           --         10.06
 June 1, 1995 to May 31, 1996           9.82        0.55           (0.04)         (0.55)           --          9.78
 June 1, 1994 to May 31, 1995           9.60        0.55            0.22          (0.55)           --          9.82
 August 2, 1993 to May 31, 1994        10.14        0.47           (0.47)         (0.47)       $(0.07)         9.60
 COLORADO TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                              10.22        0.27            0.33          (0.27)           --         10.55
 June 1, 1996 to May 31, 1997           9.89        0.54            0.33          (0.54)           --         10.22
 June 1, 1995 to May 31, 1996           9.90        0.53           (0.01)         (0.53)           --          9.89
 June 1, 1994 to May 31, 1995           9.69        0.48            0.21          (0.48)           --          9.90
 August 23, 1993 to May 31, 1994       10.22        0.39           (0.52)         (0.39)        (0.01)         9.69
 MINNESOTA INTERMEDIATE TAX-FREE
  FUND
---------------------------------------------------------------------------------------------------------------------
 October 1, 1997 to November 30,
  1997(a)                              10.00        0.08           (0.04)         (0.08)           --          9.96
 MINNESOTA TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
  1997(a)                              10.57        0.27            0.30          (0.26)           --         10.88
 June 1, 1996 to May 31, 1997          10.30        0.54            0.27          (0.54)           --         10.57
 June 1, 1995 to May 31, 1996          10.45        0.56           (0.15)         (0.56)           --         10.30
 June 1, 1994 to May 31, 1995          10.16        0.53            0.29          (0.53)           --         10.45
 August 2, 1993 to May 31, 1994        10.74        0.43           (0.39)         (0.43)        (0.19)        10.16



 (a) Unaudited.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
 (c) Annualized.
(d) Total Return would have been lower absent expense reimbursements and/or fee waivers.

                                          Ratio to Average Net Assets
                                     -------------------------------------
                                         Net                                          Portfolio   Net Assets at
                                     Investment       Net         Gross      Total    Turnover    End of Period
                                       Income      Expenses    Expenses(b)   Return(d)   Rate    (000's Omitted)
                                     -----------   ---------   -----------   ------   --------   ---------------
LIMITED TERM TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               4.51%(c)     0.65%(c)     1.06%(c)    3.77%     28.79%      $ 46,752
October 1, 1996 to May 31, 1997         4.45%(c)     0.65%(c)     1.27%(c)    6.99%     16.39%      $ 40,990
TAX-FREE INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               5.13%(c)     0.60%(c)     0.92%(c)    5.86%     78.78%      $270,073
June 1, 1996 to May 31, 1997            5.40%        0.50%        1.03%       8.54%    152.33%      $259,861
June 1, 1995 to May 31, 1996            5.57%        0.32%        1.06%       5.29%    126.20%      $276,159
June 1, 1994 to May 31, 1995            5.84%        0.60%        1.05%       8.42%    130.90%      $ 94,454
August 2, 1993 to May 31, 1994          5.71%(c)     0.60%(c)     1.10%(c)   (0.21%)(c)  116.54%    $102,084
COLORADO TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               5.07%(c)     0.60%(c)     1.01%(c)    5.89%     34.97%      $ 26,577
June 1, 1996 to May 31, 1997            5.35%        0.45%        1.13%       9.00%    129.26%      $ 25,917
June 1, 1995 to May 31, 1996            5.30%        0.30%        1.13%       5.35%    171.41%      $ 24,074
June 1, 1994 to May 31, 1995            5.08%        0.30%        1.16%       7.47%     47.88%      $ 24,539
August 23, 1993 to May 31, 1994         5.03%(c)     0.11%(c)     1.21%(c)    0.90%(c)   40.92%     $ 15,153
MINNESOTA INTERMEDIATE TAX-FREE
  FUND
----------------------------------------------------------------------------------------------------------------
October 1, 1997 to November 30,
  1997(a)                               5.10%(c)     0.60%(c)     0.92%(c)    0.95%      4.57%      $208,896
MINNESOTA TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               4.90%(c)     0.60%(c)     1.04%(c)    5.48%     33.45%      $ 16,469
June 1, 1996 to May 31, 1997            5.12%        0.60%        1.23%       7.98%     96.68%      $ 11,135
June 1, 1995 to May 31, 1996            5.24%        0.51%        1.30%       3.97%     77.10%      $  3,988
June 1, 1994 to May 31, 1995            5.29%        0.48%        1.58%       8.44%    139.33%      $  1,799
August 2, 1993 to May 31, 1994          4.90%(c)     0.61%(c)     1.54%(c)    0.29%(c)   84.23%     $    872

                                     Beginning                 Net Realized    Dividends                     Ending
                                     Net Asset      Net       and Unrealized    from Net    Distributions   Net Asset
 BALANCED FUNDS --                   Value Per   Investment   Gain (Loss) on   Investment     from Net      Value Per
  I SHARES                             Share       Income      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 STRATEGIC INCOME FUND+
------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                            $18.47       $0.43          $0.98              --            --        $19.88
 June 1, 1996 to May 31, 1997          18.12        0.97           0.71          $(0.95)       $(0.38)        18.47
 November 1, 1995 to May 31, 1996      18.21        0.48           0.42           (0.76)        (0.23)        18.12
 November 11, 1994 to October 31,
   1995                                16.19        0.75           1.27              --            --         18.21
 MODERATE BALANCED FUND
------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             21.59        0.47           1.31              --            --         23.37
 June 1, 1996 to May 31, 1997          20.27        0.77           1.60           (0.76)        (0.29)        21.59
 November 1, 1995 to May 31, 1996      19.84        0.46           0.89           (0.66)        (0.26)        20.27
 November 11, 1994 to October 31,
   1995                                17.25        0.65           1.94              --            --         19.84
 GROWTH BALANCED FUND
------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             24.77        0.31           2.12              --            --         27.20
 June 1, 1996 to May 31, 1997          22.83        0.62           2.86           (0.63)        (0.91)        24.77
 November 1, 1995 to May 31, 1996      21.25        0.31           1.95           (0.51)        (0.17)        22.83
 November 11, 1994 to October 31,
   1995                                17.95        0.47           2.83              --            --         21.25



 + Prior to October 1, 1997, Strategic Income Fund was named Conservative Balanced Fund.
(a) Unaudited.
(b) Includes expenses allocated from the Portfolios of Core Trust (Delaware) and Schroder Capital Funds in which the Fund was invested.
(c) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(d) Annualized.
(e) Total Return would have been lower absent expense reimbursements and/or fee waivers.
(f) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

                                            Ratio to Average Net Assets
                                     ------------------------------------------
                                         Net                                                  Portfolio   Average
                                     Investment        Net            Gross         Total     Turnover   Commission
                                      Income(b)    Expenses(b)    Expenses(b)(c)  Return(e)     Rate      Rate(f)
                                     -----------   ------------   -------------   ---------   --------   ----------
STRATEGIC INCOME FUND+
-------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               4.51%(d)     0.80%(d)        1.08%(d)      7.63%         N/A          N/A
June 1, 1996 to May 31, 1997            4.38%        0.81%           0.98%         9.58%       72.03%     $0.0720
November 1, 1995 to May 31, 1996        4.65%(d)     0.82%(d)        0.97%(d)      5.14%       56.47%      0.0648
November 11, 1994 to October 31,
  1995                                  4.67%(d)     0.82%(d)        1.03%(d)     12.48%       65.53%         N/A
MODERATE BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               3.68%(d)     0.89%(d)        1.11%(d)      8.24%         N/A          N/A
June 1, 1996 to May 31, 1997            3.70%        0.88%           1.04%        12.04%       45.33%      0.0684
November 1, 1995 to May 31, 1996        3.95%(d)     0.90%(d)        1.04%(d)      7.03%       52.71%      0.0658
November 11, 1994 to October 31,
  1995                                  3.76%(d)     0.92%(d)        1.11%(d)     15.01%       62.08%         N/A
GROWTH BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               2.45%(d)     0.94%(d)        1.14%(d)      9.81%         N/A          N/A
June 1, 1996 to May 31, 1997            2.47%        0.94%           1.16%        15.81%       24.33%      0.0676
November 1, 1995 to May 31, 1996        2.66%(d)     0.98%(d)        1.16%(d)     10.87%       38.78%      0.0696
November 11, 1994 to October 31,
  1995                                  2.63%(d)     0.99%(d)        1.23%(d)     18.38%       41.04%         N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
STRATEGIC INCOME FUND+
--------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               $139,529
June 1, 1996 to May 31, 1997             128,777
November 1, 1995 to May 31, 1996         146,950
November 11, 1994 to October 31,
  1995                                   136,710
MODERATE BALANCED FUND
------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                418,246
June 1, 1996 to May 31, 1997             418,680
November 1, 1995 to May 31, 1996         398,005
November 11, 1994 to October 31,
  1995                                   373,998
GROWTH BALANCED FUND
----------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                565,694
June 1, 1996 to May 31, 1997             503,382
November 1, 1995 to May 31, 1996         484,641
November 11, 1994 to October 31,
  1995                                   374,892

                                     Beginning      Net        Net Realized    Dividends                    Ending Net
                                     Net Asset   Investment   and Unrealized    from Net    Distributions     Asset
 EQUITY FUNDS --                     Value Per     Income     Gain (Loss) on   Investment     from Net      Value Per
  I SHARES                             Share       (Loss)      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ----------
 INDEX FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                            $39.49       $ 0.35         $ 4.95             --            --        $44.79
 June 1, 1996 to May 31, 1997          31.49         0.49           8.50         $(0.48)       $(0.51)        39.49
 November 1, 1995 to May 31, 1996      27.67         0.36           4.08          (0.43)        (0.19)        31.49
 November 11, 1994 to October 31,
   1995                                21.80         0.45           5.42             --            --         27.67
 INCOME EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             33.16         0.26           3.95          (0.24)        (0.46)        36.67
 June 1, 1996 to May 31, 1997          27.56         0.56           5.55          (0.51)           --         33.16
 November 1, 1995 to May 31, 1996      24.02         0.29           4.02          (0.69)        (0.08)        27.56
 November 11, 1994 to October 31,
   1995                                18.90         0.46           4.66             --            --         24.02
 VALUGROWTH STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             25.03        (0.03)          2.20          (0.05)        (2.17)        24.98
 June 1, 1996 to May 31, 1997          22.61         0.16           4.80          (0.13)        (2.41)        25.03
 June 1, 1995 to May 31, 1996          18.80         0.14           3.91          (0.12)        (0.12)        22.61
 June 1, 1994 to May 31, 1995          17.16         0.18           1.64          (0.18)           --         18.80
 August 2, 1993 to May 31, 1994        16.91         0.13           0.46          (0.12)        (0.22)        17.16
 DIVERSIFIED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             36.50         0.12           3.80             --            --         40.42
 June 1, 1996 to May 31, 1997          30.55         0.25           6.05          (0.16)        (0.19)        36.50
 November 1, 1995 to May 31, 1996      27.53         0.16           4.25          (0.42)        (0.97)        30.55
 November 11, 1994 to October 31,
   1995                                22.21         0.22           5.10             --            --         27.53
 GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             32.48        (0.03)          2.95             --            --         35.40
 June 1, 1996 to May 31, 1997          29.08        (0.02)          4.05          (0.04)        (0.59)        32.48
 November 1, 1995 to May 31, 1996      26.97           --           4.09          (0.12)        (1.86)        29.08
 November 11, 1994 to October 31,
   1995                                22.28        (0.02)          4.71             --            --         26.97
 LARGE COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             32.63        (0.07)          5.05             --            --         37.61
 June 1, 1996 to May 31, 1997          26.97        (0.03)          5.91             --         (0.22)        32.63
 November 1, 1995 to May 31, 1996      23.59        (0.04)          3.64             --         (0.22)        26.97
 November 11, 1994 to October 31,
   1995                                18.50        (0.05)          5.14             --            --         23.59
 SMALL COMPANY STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             13.88        (0.04)          0.95             --         (0.58)        14.21
 June 1, 1996 to May 31, 1997          13.96        (0.04)          0.87             --         (0.91)        13.88
 June 1, 1995 to May 31, 1996          10.59         0.01           3.93          (0.03)        (0.54)        13.96
 June 1, 1994 to May 31, 1995           9.80         0.12           0.87          (0.12)        (0.08)        10.59
 December 31, 1993 to May 31, 1994     10.00         0.08          (0.20)         (0.08)           --          9.80
 SMALL COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             31.08        (0.11)          6.14             --         (0.77)        36.34
 June 1, 1996 to May 31, 1997          33.00        (0.18)          1.83             --         (3.57)        31.08
 November 1, 1995 to May 31, 1996      29.99        (0.07)          5.94             --         (2.86)        33.00
 November 11, 1994 to October 31,
   1995                                21.88        (0.11)          8.22             --            --         29.99
 SMALL CAP OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             19.84        (0.03)          2.94             --            --         22.75
 August 15, 1996 to May 31, 1997       16.26        (0.01)          3.60             --         (0.01)        19.84
 CONTRARIAN STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             10.25         0.07          (0.06)         (0.15)           --         10.11
 June 1, 1996 to May 31, 1997          10.82         0.09           1.03          (0.08)        (1.16)        10.25
 June 1, 1995 to May 31, 1996          10.90         0.10           1.01          (0.10)        (1.09)        10.82
 June 31, 1994 to May 31, 1995          9.71         0.11           1.19          (0.11)        (0.03)        10.90
 December 31, 1993 to May 31, 1994     10.00         0.07          (0.29)         (0.07)           --          9.71
 INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1997 to November 30,
   1997(a)                             21.67           --          (1.26)            --            --         20.41
 June 1, 1996 to May 31, 1997          19.84         0.09           1.94          (0.20)           --         21.67
 November 1, 1995 to May 31, 1996      17.99         0.14           2.04          (0.33)           --         19.84
 November 11, 1994 to October 31,
   1995                                17.28         0.09           0.62             --            --         17.99



(a) Unaudited.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers and expense reimbursements.
(c) Total Return would have been lower absent expense reimbursements and/or fee waivers.
(d) Annualized.
(e) Includes expenses allocated from the Portfolios of Core Trust (Delaware) and/or Schroder Capital Funds in which the Fund was invested.
(f) The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.
(g) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

                                             Ratio to Average Net Assets
                                     -------------------------------------------
                                         Net                                                   Portfolio    Average
                                      Investment                       Gross         Total     Turnover    Commission
                                        Income      Net Expenses    Expenses(b)    Return(c)     Rate       Rate(g)
                                     ------------   ------------   -------------   ---------   ---------   ----------
INDEX FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                1.64%(d)(e)   0.25%(d)(e)    0.58%(d)(e)  13.42%         6.85%(f)  $0.0330
June 1, 1996 to May 31, 1997             2.10%        0.25%           0.56%        29.02%        24.17%      0.0417
November 1, 1995 to May 31, 1996         2.25%(d)     0.31%(d)        0.57%(d)     16.27%         9.12%      0.0517
November 11, 1994 to October 31,
  1995                                   2.12%(d)     0.50%(d)        0.64%(d)     26.93%        14.48%         N/A
INCOME EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                1.53%(d)(e)   0.85%(d)(e)    0.92%(d)(e)  12.85%         2.43%(f)   0.0600
June 1, 1996 to May 31, 1997             1.97%        0.85%           0.90%        22.40%         4.76%      0.0792
November 1, 1995 to May 31, 1996         2.72%(d)     0.86%(d)        1.13%(d)     18.14%         0.69%      0.0942
November 11, 1994 to October 31,
  1995                                   2.51%(d)     0.85%(d)        1.12%(d)     27.09%         7.03%         N/A
VALUGROWTH STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                0.31%(d)     1.00%(d)        1.20%(d)      8.86%        51.26%      0.0619
June 1, 1996 to May 31, 1997             0.67%        1.01%           1.33%        23.30%        75.50%      0.0781
June 1, 1995 to May 31, 1996             0.62%        1.20%           1.32%        21.72%       105.43%      0.0603
June 1, 1994 to May 31, 1995             1.02%        1.20%           1.33%        10.67%        63.82%         N/A
August 2, 1993 to May 31, 1994           0.92%(d)     1.20%(d)        1.39%(d)      2.99%(d)     86.07%         N/A
DIVERSIFIED EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                0.60%(d)(e)   1.00%(d)(e)    1.17%(d)(e)  10.74%          N/A          N/A
June 1, 1996 to May 31, 1997             0.79%(e)     1.02%(e)        1.31%(e)     20.76%        48.08%      0.0626
November 1, 1995 to May 31, 1996         1.00%(d)(e)   1.06%(d)(e)    1.30%(d)(e)  16.38%         5.76%      0.0671
November 11, 1994 to October 31,
  1995                                   1.01%(d)(e)   1.09%(d)(e)    1.37%(d)(e)  23.95%        10.33%         N/A
GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               (0.17%)(d)(e)   1.25%(d)(e)    1.39%(d)(e)  8.96%          N/A          N/A
June 1, 1996 to May 31, 1997            (0.09%)(e)    1.30%(e)        1.84%(e)     14.11%         9.06%      0.0565
November 1, 1995 to May 31, 1996         0.01%(d)(e)   1.35%(d)(e)    1.85%(d)(e)  15.83%         7.39%      0.0617
November 11, 1994 to October 31,
  1995                                  (0.11%)(d)(e)   1.38%(d)(e)    1.92%(d)(e) 21.10%         8.90%         N/A
LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               (0.38%)(d)(e)   1.00%(d)(e)    1.10%(d)(e) 15.26%         8.07%(f)   0.0558
June 1, 1996 to May 31, 1997            (0.18%)       0.99%           1.09%        21.93%        24.37%      0.0564
November 1, 1995 to May 31, 1996        (0.30%)(d)    1.00%(d)        1.13%(d)     15.40%        16.93%      0.0616
November 11, 1994 to October 31,
  1995                                  (0.23%)(d)    1.00%(d)        1.20%(d)     27.51%        31.60%         N/A
SMALL COMPANY STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               (0.54%)(d)(e)   1.20%(d)(e)    1.38%(d)(e)  6.36%       115.24%(f)   0.0635
June 1, 1996 to May 31, 1997            (0.38%)       1.19%           1.56%         6.30%       210.19%      0.0774
June 1, 1995 to May 31, 1996             0.05%        1.21%           1.60%        38.30%       134.53%      0.0555
June 1, 1994 to May 31, 1995             1.14%        0.52%           1.82%        10.13%        68.09%         N/A
December 31, 1993 to May 31, 1994        2.03%(d)     0.20%(d)        4.33%(d)     (2.93%)(d)    14.98%         N/A
SMALL COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               (0.72%)(d)(e)   1.25%(d)(e)    1.32%(d)(e) 19.45%        53.77%(f)   0.0576
June 1, 1996 to May 31, 1997            (0.71%)       1.24%           1.29%         5.65%       124.03%      0.0565
November 1, 1995 to May 31, 1996        (0.41%)(d)    1.25%(d)        1.29%(d)     21.43%        62.06%      0.0583
November 11, 1994 to October 31,
  1995                                  (0.47%)(d)    1.25%(d)        1.35%(d)     37.07%       106.55%         N/A
SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               (0.34%)(d)(e)   1.22%(d)(e)    1.42%(d)(e) 14.67%        28.71%(f)   0.0583
August 15, 1996 to May 31, 1997         (0.16%)(d)(e)   1.25%(d)(e)    1.89%(d)(e) 11.42%        34.45%(f)   0.0584
CONTRARIAN STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                0.57%(d)     1.20%(d)        2.16%(d)     (0.04%)        7.40%      0.0469
June 1, 1996 to May 31, 1997             0.81%        1.19%           1.72%        13.02%        13.36%      0.0472
June 1, 1995 to May 31, 1996             0.87%        1.20%           1.45%        10.90%        28.21%      0.0467
June 31, 1994 to May 31, 1995            0.91%        1.12%           1.57%        13.52%        30.32%         N/A
December 31, 1993 to May 31, 1994        1.82%(d)     0.62%(d)        3.52%(d)     (5.35%)(d)     2.67%         N/A
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                0.14%(d)(e)   1.51%(d)(e)    1.52%(d)(e)  (5.77%)         N/A          N/A
June 1, 1996 to May 31, 1997             0.40%(e)     1.43%(e)        1.44%(e)     10.27%        48.23%(f)   0.0202
November 1, 1995 to May 31, 1996         0.60%(d)(e)   1.50%(d)(e)    1.52%(d)(e)  12.31%        14.12%(f)   0.0325
November 11, 1994 to October 31,
  1995                                   0.54%(d)(e)   1.50%(d)(e)    1.66%(d)(e)   4.11%        29.41%(f)      N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
INDEX FUND
--------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                              $  575,880
June 1, 1996 to May 31, 1997              513,134
November 1, 1995 to May 31, 1996          249,644
November 11, 1994 to October 31,
  1995                                    186,197
INCOME EQUITY FUND
------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               1,021,990
June 1, 1996 to May 31, 1997              425,197
November 1, 1995 to May 31, 1996          230,831
November 11, 1994 to October 31,
  1995                                     49,000
VALUGROWTH STOCK FUND
----------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                                 616,634
June 1, 1996 to May 31, 1997              180,204
June 1, 1995 to May 31, 1996              156,553
June 1, 1994 to May 31, 1995              136,589
August 2, 1993 to May 31, 1994            113,061
DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
June 1, 1997 to November 30,
  1997(a)                               1,359,682
June 1, 1996 to May 31, 1997            1,212,565
November 1, 1995 to May 31, 1996          907,223
November 11, 1994 to October 31,
  1995                                    711,111
GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 952,658
June 1, 1996 to May 31, 1997              895,420
November 1, 1995 to May 31, 1996          735,728
November 11, 1994 to October 31,
  1995                                    564,004
LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 165,481
June 1, 1996 to May 31, 1997              131,768
November 1, 1995 to May 31, 1996           82,114
November 11, 1994 to October 31,
  1995                                     63,567
SMALL COMPANY STOCK FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 209,224
June 1, 1996 to May 31, 1997              161,995
June 1, 1995 to May 31, 1996              125,986
June 1, 1994 to May 31, 1995               54,240
December 31, 1993 to May 31, 1994           9,251
SMALL COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 725,504
June 1, 1996 to May 31, 1997              447,580
November 1, 1995 to May 31, 1996          378,546
November 11, 1994 to October 31,
  1995                                    278,058
SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 175,571
August 15, 1996 to May 31, 1997            77,174
CONTRARIAN STOCK FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                   5,213
June 1, 1996 to May 31, 1997                8,260
June 1, 1995 to May 31, 1996               36,020
June 31, 1994 to May 31, 1995              45,832
December 31, 1993 to May 31, 1994           4,548
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1997 to November 30,
  1997(a)                                 233,162
June 1, 1996 to May 31, 1997              228,552
November 1, 1995 to May 31, 1996          143,643
November 11, 1994 to October 31,
  1995                                     91,401

3. INVESTMENT OBJECTIVES AND POLICIES

The thirty-two Funds offered through this Prospectus each have distinct investment objectives and policies. There can be no assurance that any Fund or Core Portfolio will achieve its investment objective or that any Money Market Fund will maintain a stable net asset value.

The investment objective, policies and risk considerations of each Fund are described below. For a further description of each Fund's investments and investment techniques and additional risk considerations associated with those investments and techniques, see "Additional Investment Policies and Risk Considerations," "Appendix A - Investments, Investment Strategies and Risk Considerations" and the SAI.

MONEY MARKET FUNDS

For a general description of the limits imposed on the investments of the Money Market Funds, see "Additional Investment Policies and Risk Considerations - General Information - General Money Market Fund Guidelines."

CASH INVESTMENT FUND, READY CASH INVESTMENT FUND

INVESTMENT OBJECTIVES. The investment objective of each of Cash Investment Fund and Ready Cash Investment Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

CASH INVESTMENT FUND currently pursues its investment objective by investing equally in two Core Portfolios - Money Market Portfolio and Prime Money Market Portfolio.

READY CASH INVESTMENT FUND currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio. Cash Investment Fund, Ready Cash Investment Fund, Money Market Portfolio and Prime Money Market Portfolio each have the same investment objective and investment policies, except that Ready Cash Investment Fund and Prime Money Market Portfolio seek to maintain a rating from at least one NRSRO. Accordingly, Prime Money Market Portfolio is limited in the type and amount of permissible securities which it may purchase. Each Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers.

Although the following discusses the investment policies of Money Market Portfolio and Prime Money Market Portfolio, it applies equally to the Funds. It is anticipated that the percentage of Cash Investment Fund's assets invested in each Core Portfolio will not change.

INVESTMENT POLICIES. The Portfolios may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Portfolios limit their investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies.

Each Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Each Portfolio may not invest more than 25% of its total assets in any other single industry.

Although the Portfolios invest in dollar-denominated obligations, the foreign securities in which the Portfolios invest also involve certain risks. (See "Investment Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") The Portfolios may invest without limit in the types of securities eligible for purchase by U.S. Government Fund, as well as in the types of securities eligible for purchase by Municipal Money Market Fund. (See "Investment Objectives and Policies - Money Market Funds - U.S. Government Fund" and "- Municipal Money Market Fund.") The Portfolios may invest in corporate debt securities, including commercial paper and privately issued instruments, (see "Appendix A - Corporate Debt Securities and Commercial Paper,") and may invest in participation interests, (see "Appendix A -Participation Interests.") A Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.

U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE. The investment objective of U.S. Government Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES. U.S. Government Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities"). The Fund may also invest in repurchase agreements and certain zero-coupon securities secured by U.S. Government Securities. Under normal circumstances, however, the Fund will invest at least 65% of its total assets in U.S. Government Securities.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. (See "Appendix A - U.S. Government Securities.")

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Fund may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Fund will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program. (See "Appendix A - U.S. Government Securities - Zero Coupon Securities.")

TREASURY FUND

INVESTMENT OBJECTIVE. The investment objective of Treasury Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES. Treasury Fund invests solely in obligations that are issued or guaranteed by the U.S. Treasury, such as U.S. Treasury bills, bonds and notes ("U.S. Treasury Securities"). This may include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. (See "Appendix A - U.S. Government Securities.")

MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of Municipal Money Market Fund is to provide high current income exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As part of its objective, during periods of normal market conditions, the Fund will have at least 80% of its net assets invested in federally tax-exempt instruments the income from which may be subject to the federal alternative minimum tax ("AMT"). (See "Dividends and Tax Matters - Tax Matters.")

INVESTMENT POLICIES. Municipal Money Market Fund attempts to invest 100% of its assets in the obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corporations, the interest on which is exempt from federal income tax ("municipal securities"). The Fund reserves the right, however, to invest up to 20% of its assets in securities the interest income on which is subject to federal income taxation. The municipal securities in which the Fund may invest include short-term municipal bonds and municipal notes and leases. These municipal securities may have fixed, variable or floating rates of interest and may be zero-coupon securities.

When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be deemed to be the sole issuer of the security.

The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests therein issued by banks. The Fund may from time to time invest more than 25% of its assets in obligations of issuers located in one state but, under normal circumstances, will not invest more than 35% of its assets in obligations of issuers located in one state. If the Fund concentrates its investments in this manner, it will be more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the particular state and its political subdivisions.

For a description of particular types of municipal securities, such municipal bonds, notes and leases and participation interests, in which the Fund invests, (see "Appendix A - Municipal Securities.")

THE SHORT-TERM MUNICIPAL SECURITIES MARKET. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Under current federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" ("private activity securities") is a "tax preference item" for purposes of the AMT applicable to certain individuals and corporations even though such interest will continue to be fully tax-exempt for regular federal income tax purposes. The Fund may purchase private activity securities, the interest on which may constitute a "tax preference item" for purposes of the AMT.

Although the Fund invests primarily in municipal securities, it is anticipated that a substantial amount of the securities held by the Fund will be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or put or demand features, of third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund will be dependent in part upon the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. (See "Investment Objectives and Policies - Money Market Funds
- Cash Investment Fund and Ready Cash Investment Fund.") Brokerage firms and insurance companies also provide certain liquidity and credit support. The Fund's policy is to purchase municipal securities with third party credit or liquidity support only after Norwest has considered the creditworthiness of the financial institution providing the support and believes that the security presents minimal credit risk.

The Fund may purchase long term municipal securities with various maturity shortening provisions. For instance, variable rate demand notes ("VRDN") are municipal bonds with maturities of up to 40 years that are sold with a demand feature (an option for the holder of the security to sell the security back to the issuer) which may be exercised by the security holder at predetermined intervals, usually daily or weekly. The interest rate on the security is typically reset by a remarketing or similar agent at prevailing interest rates. VRDNs may be issued directly by the municipal issuer or created by a bank, broker-dealer or other financial institution by selling a previously issued long-term bond with a demand feature attached. Similarly, tender option bonds (also referred to as certificates of participation) are municipal securities with relatively long original maturities and fixed rates of interest that are coupled with an agreement of a third party financial institution under which the third party grants the security holders the option to tender the securities to the institution and receive the face value thereof. The option may be exercised at periodic intervals, usually six months to a year. As consideration for providing the option, the financial institution receives a fee equal to the difference between the underlying municipal security's fixed rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of the interest rate determination. These bonds effectively provide the holder with a demand obligation that bears interest at the prevailing short-term municipal securities interest rate. Tender option bonds are generally held pursuant to a custodial arrangement.

The Fund also may acquire "puts" on municipal securities it purchases. A put gives the Fund the right to sell the municipal security at a specified price at any time before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security.

The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

TAXABLE INVESTMENTS. Although the Fund will attempt to invest 100% of its assets in municipal securities, the Fund may invest up to 20% of the value of its net assets in cash and cash equivalents the interest income on which is subject to federal taxation. In addition, when business or financial conditions warrant or when an adequate supply of appropriate municipal securities is not available, the Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents the interest income on which is subject to federal income taxation, which include:
(1) short-term U.S. Government Securities; (2) certificates of deposit, Bankers' acceptances and interest-bearing savings deposits; (3) commercial paper; (4) repurchase agreements covering any of the preceding securities; and (5) to the extent permitted by the Investment Company Act of 1940, money market mutual funds.

FIXED INCOME FUNDS


The six Fixed Income Funds invest primarily in fixed income investments pursuant to the investment policies described below. For a general description of fixed income securities, (see "Additional Investment Policies and Risk Considerations
- Common Policies of the Funds - Fixed Income Investments and their Characteristics.") Each Fixed Income Fund, except Intermediate Government Income Fund, may invest in foreign issuers. These investments may involve certain risks. (See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations.")


STABLE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low-volatility total return. The Fund currently pursues its investment objective by investing all of its investable assets in Stable Income Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.

The securities in which the Portfolio invests include mortgage-backed and other asset-backed securities, although the Portfolio limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Portfolio limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Portfolio may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Portfolio's total assets are so invested. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.


The Portfolio only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc., or which are unrated and determined by the Subadviser to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")


The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

In order to manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates ("hedge") by using options and futures contracts and foreign currency forward contracts. The Portfolio's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Portfolio may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.

LIMITED TERM GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of short maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. The Fund will limit its investment in zero-coupon securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. (See "Appendix A - Short Sales" and "- Purchasing Securities on Margin.")

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 10 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 1 and 5 years.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are zero-coupon securities and the Fund will limit its investment in these securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. (See "Appendix A - Short Sales" and "- Purchasing Securities on Margin.")

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 15 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 70 percent and 130 percent of the duration of a 5-year Treasury Note. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide total return by diversifying its investments among different fixed-income investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund's portfolio combines three different fixed income investment styles - Managed Fixed Income style, Strategic Value Bond style, and Positive Return style.

    DIVERSIFIED BOND FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                      CURRENT          RANGE OF
                                                    ALLOCATION        INVESTMENT
                                                   -------------  ------------------
Managed Fixed Income Portfolio                           50.0%        45% - 55%
Strategic Value Bond Portfolio                           16.7%      11.7% - 21.7%
Positive Return Portfolio                                33.3%      28.3% - 38.3%
                                                          ---
TOTAL FUND ASSETS                                         100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change.


Investors should refer to the descriptions below under "Investment Objective and Policies - Fixed Income Funds - Total Return Bond Fund" and "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.


INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income. The Fund pursues this objective by investing in a portfolio of fixed income securities issued by domestic and foreign issuers.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average.

The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in zero coupon securities and enter into "dollar roll" transactions. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").

The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 40 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies - Core Portfolio Descriptions - International Portfolio."


Normally, at least 80% of the Fund's assets will be invested in securities that are rated (or unrated and determined by Norwest to be of comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI.



NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.


TOTAL RETURN BOND FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek total return. The Fund currently pursues its investment objective by investing all of its investable assets in Strategic Value Bond Portfolio, which has an investment objective of seeking total return by investing primarily in income producing securities and has substantially the same investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high-quality fixed income investments.


In making investment decisions, the investment adviser focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. The investment adviser believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment adviser's investment process involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.


The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general, 65% of the Portfolio's assets will be invested in fixed-income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's Investors Service ("Moodys"), Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("D&P"), or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the weighted average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSROs is contained in Appendix A to the SAI. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by Galliard to be of comparable quality.


The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.


One of the primary tenets of the Portfolio is strategic diversification. Toward that end, the Portfolio will not invest more than: (1) 75% of its assets in corporate bonds, (2) 25% of its assets in one industry of the corporate market,
(3) 50% of its assets in asset-backed securities, or (4) 60% of its assets in mortgage-related securities. U.S. Government Securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.



The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities.") In addition, the Portfolio may invest in interests of other investment companies, which also may be restricted securities. See "Appendix A - Investments, Investment Strategies and Risk Considerations - Futures Contracts and Options."



NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Galliard to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

TAX-FREE FIXED INCOME FUNDS

For a detailed description of fixed income investments, including municipal securities and related investments in which the Tax-Free Fixed Income Funds invest, (see "Appendix A" and "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Fixed Income Investments and Their Characteristics.") Under certain circumstances the Tax-Free Fixed Income Funds may invest in taxable investments. (See "Taxable Investments.")

LIMITED TERM TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax and maintains an average dollar weighted portfolio maturity of between 1 and 5 years.

INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its total assets in instruments on which the interest is subject to federal taxation. (See "Taxable Investments" and "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The average dollar-weighted maturity of the Fund's assets normally will be between 1 and 5 years. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a shorter maturity is generally associated with a lower level of volatility in the market value of a security. As the Fund's objective is to provide current income, the Fund invests in municipal securities with an emphasis on income. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of Tax-Free Income Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax.

INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to federal taxation. (See "Taxable Investments", "Additional Investment Policies
- Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The average dollar-weighted maturity of the Fund's assets normally will be between 10 and 20 years. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer maturity is generally associated with a higher level of volatility in the market value of a security. As the Fund's objective is to provide high current income, the Fund invests in municipal securities with an emphasis on income rather than stability of the Fund's net asset value, and the average maturity of the Fund's portfolio will vary depending on anticipated market conditions.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of Colorado Tax-Free Fund is to seek to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with the preservation of capital. Shares of the Fund are offered only to residents of the State of Colorado.

INVESTMENT POLICIES. Substantially all the Fund's assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Colorado and its political subdivisions, various authorities, instrumentalities, public corporations and special districts ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Colorado state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. (See "Taxable Investments," "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The yields of Colorado municipal securities depend on, among other things, conditions in the Colorado municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. In some cases, Colorado issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Colorado state tax exemption on Colorado issues.

There are no restrictions on the Fund's average portfolio maturity, but the average portfolio maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. As the Fund's objective is to provide high current income, the Fund invests in municipal securities with an emphasis on income rather than maintaining a stable net asset value. However, the Fund attempts to limit net asset value fluctuations.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

MINNESOTA INTERMEDIATE TAX-FREE FUND
MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of each Fund is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. Shares of the Funds are offered only to residents of the State of Minnesota.

INVESTMENT POLICIES. Substantially all of the Funds' assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Minnesota and its political subdivisions, duly constituted authorities and corporations ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Funds assume a temporary defensive position, the Funds will invest at least 80% of their total assets in securities exempt from both federal and Minnesota state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Funds may invest up to 20% of their assets in instruments on which the interest is subject to taxation. (See "Taxable Investments," "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The yields of Minnesota municipal securities depend on, among other things, conditions in the Minnesota municipal bond market and fixed income markets generally, the maturity of the obligation, the rating of the issue and the size of a particular offering. In some cases, Minnesota issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Minnesota state tax exemption on as Minnesota issues. (See "Dividends, Distributions and Tax Matters - Tax-Exempt Distributions - Minnesota Intermediate Tax-Free Funds and Minnesota Tax-Free Fund" for a description of certain tax matters that may effect the Fund and its shareholders.)

The average dollar-weighted maturity of the MINNESOTA INTERMEDIATE TAX-FREE FUND'S assets normally will be between 5 and 10 years. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. There are no restrictions on MINNESOTA TAX-FREE FUND'S average portfolio maturity, but the average dollar-weighted maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower.

In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. As each Fund's objective is to provide high current income, the Funds invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value.

Normally, at least 75% of the Funds' assets will be invested in municipal securities that are rated (or unrated and determined by Norwest to be of a comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI of the Funds.

NON-INVESTMENT GRADE SECURITIES. The Funds may invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

During its most recent fiscal year ended May 31, 1997, the Minnesota Tax-Free Fund had 88.8% of its average annual assets in municipal securities rated by Moody's or S&P and 11.2% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are typically unrated. During that year, the Fund had the following percentages of its average annual net assets invested in rated securities: "Aaa"/"AAA"-36.3%, "Aa"/"AA"-38.4%, "A"/"A"-9.8%, "Baa"/"BBB"-4.3% and "Ba"/"BB" and below-0%. For this purpose, securities with different NRSRO ratings were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.

TAXABLE INVESTMENTS

Apart from temporary defensive purposes, each Fund may invest up to 20% of the value of its total assets in cash equivalents the interest on which is not exempt from federal income tax or is treated as a preference item for purposes of the federal alternative minimum tax. For more information regarding the alternative minimum tax, (see "Dividends, Distributions and Tax Matters.") In addition, the Funds may hold a portion of their assets in cash and cash-equivalents pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position. With respect to Limited Term Tax-Free Fund and Tax-Free Income Fund, these securities include debt securities of corporate issuers meeting the Funds' investment quality standards described above and bonds or notes issued by or on behalf of a municipality, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax on individuals.

INVESTMENT CONSIDERATIONS AND RISK FACTORS

GEOGRAPHIC CONCENTRATION. Because COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions, those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, LIMITED TERM TAX-FREE FUND and TAX-FREE INCOME FUND will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

In 1992, the Colorado constitution was amended to restrict the ability of the state and local governments to increase taxes, revenues, debt and spending. In particular, prior voter approval is now required to impose any new tax or tax rate increase or to issue any multiple-fiscal year debt and revenues collected in excess of certain limits must be refunded unless voters authorize their retention. The future impact on the financial operations and obligations of the state and local governments cannot be determined at this time. Norwest will continue to monitor the situation closely and will, if necessary, seek the advice of counsel concerning its effect on instruments being considered for purchase by the Colorado Tax-Free Fund. A further discussion of potential risks of investment in Colorado municipal securities is contained in the SAI of the Fund.

RELATED ISSUERS. Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. Except as otherwise noted, no Fund will invest more than 25% of its total assets in securities that are so related or invest more than 25% of its total assets in a single type of revenue bond (E.G., electric revenue, housing revenue, etc.). Similarly, under normal circumstances, Limited Term Tax-Free Fund and Tax-Free Income Fund will invest more than 25% of their total assets in issuers located in the same state.

DIVERSIFICATION MATTERS. Each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND is non-diversified, which means that they each have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not: (a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.

Except for investment in U.S. Government Securities, no more than 25% of the total assets of Colorado Tax-Free Fund, no more than 10% of the total assets of Minnesota Intermediate Tax-Free Fund and no more than 20% of the total assets of Minnesota Tax-Free Fund, may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

TAX-FREE INCOME FUND and LIMITED TERM TAX-FREE FUND are diversified and, therefore, as a fundamental policy, with respect to 75% of their assets, may not purchase a security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer. When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as an industrial development bond, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be viewed as the sole issuer of the bond. For more information concerning diversification matters (see "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Diversification and Concentration.")

BALANCED FUNDS

Each of the four Balanced Funds invests in a balanced portfolio of fixed income and equity securities. Strategic Income Fund has the smallest equity securities component of the four Funds and is the most conservative of the Balanced Funds. Aggressive Balanced-Equity Fund has the largest equity securities component of the four Funds and is the most aggressive of the Balanced Funds. This Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities.

The equity portion of each Balanced Fund's portfolio uses the ten different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of each Balanced Fund's portfolio uses from three to five different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Funds.

As the securities markets change, Norwest may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed income and equity securities. Absent unstable market conditions, Norwest does not anticipate making a substantial number of percentage changes. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When Norwest believes that a change will be temporary (generally, 3 years or less), it may choose to effect the change by using futures contract strategies as described below under "Temporary Allocations."

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of its assets among stocks, bonds and other fixed income investments. The Fund emphasizes safety of principal through limited exposure to equity securities and has the smallest equity securities position of the Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - as well as Stable Income style and Money Market style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    STRATEGIC INCOME FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                             CURRENT
INVESTMENT STYLE                                           ALLOCATION        RANGE OF INVESTMENT
------------------------------------------------------  -----------------  -----------------------
Diversified Bond Fund style                             55%                       45% - 65%
  Positive Return Bond Portfolio                        18.3%                   15.0% - 21.7%
  Strategic Value Bond Portfolio                        9.2%                    7.5% - 10.8%
  Managed Fixed Income Portfolio                        27.5%                   22.5% - 32.5%
Stable Income Portfolio                                 15%                          15%
Money Market Portfolio                                  10%                          10%
Diversified Equity Fund style                           20%                       10% - 30%
  Index Portfolio                                       5%                       2.5% - 7.5%
  Income Equity Portfolio                               5%                       2.5% - 7.5%
  Large Company style                                   5%                       2.5% - 7.5%
    Large Company Growth Portfolio                      4%                         2% - 6%
    Disciplined Growth Portfolio                        1%                       0.5% - 1.5%
  Diversified Small Cap style                           2.0%                       1% - 3%
    Small Cap Index Portfolio                           0.4%                     0.2% - 0.6%
    Small Company Growth Portfolio                      0.5%                     0.2% - 0.7%
    Small Company Value Portfolio                       0.5%                     0.2% - 0.7%
    Small Company Stock Portfolio                       0.3%                     0.2% - 0.5%
    Small Cap Value Portfolio                           0.3%                     0.2% - 0.5%
  International style                                   3.0%                     1.5% - 4.5%
    International Portfolio                             2.9%                     1.2% - 4.5%
    Schroder EM Core Portfolio                          0.2%                      0% - 0.9%
                                                        -----
TOTAL FUND ASSETS                                       100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.


Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund", "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.


MODERATE BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The Fund provides a portfolio more evenly-balanced between fixed income and equity securities than the other Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - and Stable Income style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    MODERATE BALANCED FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                             CURRENT
INVESTMENT STYLE                                           ALLOCATION        RANGE OF INVESTMENT
------------------------------------------------------  -----------------  -----------------------
Diversified Bond Fund style                             45%                       30% - 60%
  Positive Return Bond Portfolio                        15%                       10% - 20%
  Strategic Value Bond Portfolio                        7.5%                      5% - 10%
  Managed Fixed Income Portfolio                        22.5%                     15% - 30%
Stable Income Portfolio                                 15%                          15%
Diversified Equity Fund style                           40%                       25% - 55%
  Index Portfolio                                       10%                     6.3% - 13.8%
  Income Equity Portfolio                               10%                     6.3% - 13.8%
  Large Company style                                   10%                     6.3% - 13.8%
    Large Company Growth Portfolio                      8%                      5.0% - 11.0%
    Disciplined Growth Portfolio                        2%                       1.3% - 2.8%
  Diversified Small Cap style                           4%                       2.5% - 5.5%
    Small Cap Index Portfolio                           0.8%                     0.5% - 1.1%
    Small Company Growth Portfolio                      1.0%                     0.6% - 1.3%
    Small Company Value Portfolio                       1.0%                     0.6% - 1.3%
    Small Company Stock Portfolio                       0.6%                     0.4% - 0.9%
    Small Cap Value Portfolio                           0.6%                     0.4% - 0.9%
  International style                                   6%                       3.8% - 8.3%
    International Portfolio                             5.7%                     3.0% - 8.3%
    Schroder EM Core Portfolio                          0.3%                      0% - 1.7%
                                                        -----
TOTAL FUND ASSETS                                       100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.


Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund", "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    GROWTH BALANCED FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                                CURRENT
INVESTMENT STYLE                                              ALLOCATION       RANGE OF INVESTMENT
---------------------------------------------------------  -----------------  ---------------------
Diversified Equity Fund style                              65%                      45% - 85%
  Index Portfolio                                          16.3%                  11.3% - 21.3%
  Income Equity Portfolio                                  16.3%                  11.3% - 21.3%
  Large Company style                                      16.3%                  11.3% - 21.3%
    Large Company Growth Portfolio                         13.0%                  9.0% - 17.0%
    Disciplined Growth Portfolio                           3.3%                    2.3% - 4.3%
  Diversified Small Cap style                              6.5%                    4.5% - 8.5%
    Small Cap Index Portfolio                              1.3%                    0.9% - 1.7%
    Small Company Growth Portfolio                         1.6%                     1.1% - 2%
    Small Company Value Portfolio                          1.6%                     1.1% - 2%
    Small Company Stock Portfolio                          1.0%                    0.7% - 1.4%
    Small Cap Value Portfolio                              1.0%                    0.7% - 1.4%
  International style                                      9.8%                   6.8% - 12.8%
    International Portfolio                                9.3%                   5.4% - 12.8%
    Schroder EM Core Portfolio                             0.5%                     0% - 2.6%
Diversified Bond Fund style                                35%                      15% - 55%
  Managed Fixed Income Portfolio                           17.5%                  7.5% - 27.5%
  Strategic Value Bond Portfolio                           5.8%                    2.5% - 9.2%
  Positive Return Bond Portfolio                           11.7%                   5% - 18.3%
                                                           -----
TOTAL FUND ASSETS                                          100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.


Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund", "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

AGGRESSIVE BALANCED-EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity securities position of the Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    AGGRESSIVE BALANCED-EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                                CURRENT
INVESTMENT STYLE                                              ALLOCATION       RANGE OF INVESTMENT
---------------------------------------------------------  -----------------  ---------------------
Diversified Equity Fund style                              80%                     60% - 100%
  Index Portfolio                                          20%                      15% - 25%
  Income Equity Portfolio                                  20%                      15% - 25%
  Large Company style                                      20%                      15% - 25%
    Large Company Growth Portfolio                         16%                      12% - 20%
    Disciplined Growth Portfolio                           4%                        3% - 5%
  Diversified Small Cap style                              8%                       6% - 10%
    Small Cap Index Portfolio                              1.6%                     1.2% - 2%
    Small Company Growth Portfolio                         1.9%                    1.4% - 2.4%
    Small Company Value Portfolio                          1.9%                    1.4% - 2.4%
    Small Company Stock Portfolio                          1.3%                     1% - 1.6%
    Small Cap Value Portfolio                              1.3%                     1% - 1.6%
  International style                                      12%                      9% - 15%
    International Portfolio                                11.4%                   7.2% - 15%
    Schroder EM Core Portfolio                             0.6%                      0% - 3%
Diversified Bond Fund style                                20.0%                    0% - 40%
  Managed Fixed Income Portfolio                           10.0%                    0% - 20%
  Strategic Value Bond Portfolio                           3.3%                     0% - 6.7%
  Positive Return Bond Portfolio                           6.7%                    0% - 13.3%
                                                           -----
TOTAL FUND ASSETS                                          100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.


Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund", "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

TEMPORARY ALLOCATIONS

In its discretion, Norwest may increase or decrease the percentage of assets of each Balanced Fund that are invested in fixed income and equity securities. When Norwest believes that a percentage reallocation will be of short duration (generally, up to 3 years), Norwest may determine to achieve the economic equivalent of a reallocation without incurring securities transaction costs by using futures contracts rather than selling and purchasing securities. Under this strategy, to the extent of the percentage asset allocation change, a Fund would not be invested in nor subject to the risks related to the types of individual securities purchased in accordance with the various investment styles used by the Fund. Rather, the Fund would be invested in and subject to the risks related to futures contracts. For a description of futures contracts and their risks, (see "Appendix A - Futures Contracts and Options.")

EQUITY FUNDS

To achieve their investment objectives, the Equity Funds invest primarily in common stocks and other equity securities. The domestic securities in which an Equity Fund invests are generally listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System but may be traded in the over-the-counter securities market. Under normal circumstances, each of the Equity Funds will invest substantially all of its assets, but not less than 65 percent of its total assets, in equity securities.

Each Equity Fund, other than Index Fund and Small Cap Opportunities Fund, may invest in foreign issuers. These investments may involve certain risks. (See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") Each Fund other than Index Fund may invest in the securities of smaller companies. Small Company Stock Fund, Small Company Growth Fund and Diversified Small Cap Fund invest primarily in these securities, which entails special risks. (See "Small Company Investment Considerations and Risk Factors" below.)

INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. The Fund currently pursues its investment objective by investing all of its investable assets in Index Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio is designed to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100 percent or more of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.

The Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Portfolio.

The Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70 percent of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47 percent of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

Neither the Fund nor the Portfolio is sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of the Portfolio or the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio or the Fund, by the owners of the Portfolio or the Fund, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INDEX FUTURES CONTRACTS. Index Portfolio may invest in index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

The use of index futures contracts entails certain investment risks and transaction costs, including: (1) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Portfolio invests; (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Portfolio's ability to limit exposures by closing its positions; and (4) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.

INCOME EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation consistent with above-average dividend income. The Fund currently pursues its investment objective by investing all of its investable assets in Income Equity Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Income Equity Portfolio expects to invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Portfolio, Norwest uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Portfolio considers large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. Under normal circumstances, Income Equity Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.

VALUGROWTH STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation.

INVESTMENT POLICIES. The Fund invests primarily in medium- and large-capitalization companies that, in the view of Norwest, possess above average growth characteristics and appear to be undervalued. Medium companies are those companies whose market capitalization is in the range of $500 million to $8 billion. Large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index.

The Fund seeks to identify and invest in companies whose earnings and dividends Norwest believes will grow both faster than inflation and faster than the economy in general and whose growth Norwest believes has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, Norwest relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, Norwest applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund also may invest in selected companies that Norwest regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy Norwest's valuation parameters. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles - index style, an income equity style, a large company style, a small company style and an international style. The Fund allocates the assets dedicated to large company investments to two Core Portfolios, the assets allocated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles.

    DIVERSIFIED EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                        CURRENT
                                                      ALLOCATION      RANGE OF INVESTMENT
                                                   -----------------  -------------------
Index Portfolio                                    25%                   23.5% - 26.5%
Income Equity Portfolio                            25%                   23.5% - 26.5%
Large Company style                                25%                   23.5% - 26.5%
  Large Company Growth Portfolio                   20%                   18.5% - 21.5%
  Disciplined Growth Portfolio                     5%                     3.5% - 6.5%
Diversified Small Cap style                        10%                   8.5% - 11.5%
  Small Cap Index Portfolio                        2.0%                   0.5% - 3.5%
  Small Company Growth Portfolio                   2.4%                   0.9% - 3.9%
  Small Company Value Portfolio                    2.4%                   0.9% - 3.9%
  Small Company Stock Portfolio                    1.6%                   0.1% - 3.1%
  Small Cap Value Portfolio                        1.6%                   0.1% - 3.1%
International Style                                15%                   13.5% - 16.5%
  International Portfolio                          14.3%                 10.8% - 16.5%
  Schroder EM Core Portfolio                       0.8%                    0% - 3.3%
                                                   -----
TOTAL FUND ASSETS                                  100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE. Growth Equity Fund's investment objective is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund currently invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity styles - a large company growth style, a small company style and an international style. The Fund allocates the assets dedicated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity styles.

    GROWTH EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                     CURRENT
                                                   ALLOCATION      RANGE OF INVESTMENT
                                                -----------------  -------------------
Large Company Growth Portfolio                  35%                     33% - 37%
Diversified Small Cap Style                     35%                     33% - 37%
  Small Cap Index Portfolio                     7.0%                   5.0% - 9.0%
  Small Company Growth Portfolio                8.4%                  6.4% - 10.4%
  Small Company Value Portfolio                 8.4%                  6.4% - 10.4%
  Small Company Stock Portfolio                 5.6%                   3.6% - 7.6%
  Small Cap Value Portfolio                     5.6%                   3.6% - 7.6%
International Style                             30%                     28% - 32%
  International Portfolio                       28.5%                 22.4% - 32.0%
  Schroder EM Core Portfolio                    1.5%                    0% - 6.4%
                                                --------
TOTAL FUND ASSETS                               100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the investment adviser believes have superior growth potential. The Fund currently pursues its investment objective by investing all of its investable assets in Large Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. Large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index. Market capitalization refers to the total market value of a company's outstanding shares of common stock. In selecting securities for the Portfolio, Norwest seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and which support internal earnings growth capability. The Portfolio's assets may be invested in the securities of companies whose growth potential is, in Norwest's opinion, generally unrecognized or misperceived by the market. In addition, the Portfolio may invest up to 20 percent of its total assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers and may attempt to reduce the overall risk of its foreign investments by using foreign currency forward contracts. (See "Investment Objectives and Policies - Equity Portfolios - International Fund - Foreign Investment Risks and Considerations.") Under normal circumstances, the Portfolio will not invest more than 10 percent of its total assets in the securities of a single issuer. The Portfolio does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.

SMALL COMPANY INVESTMENT CONSIDERATIONS AND RISK FACTORS.

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

DIVERSIFIED SMALL CAP FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in various different small capitalization equity styles. The Fund uses different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style.

    DIVERSIFIED SMALL CAP FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.



                                                            CURRENT
                                                          ALLOCATION      RANGE OF INVESTMENT
                                                       -----------------  -------------------
Small Cap Index Portfolio                                     20%            18.5% - 21.5%
Small Company Growth Portfolio                                24%            22.5% - 25.5%
Small Company Value Portfolio                                 24%            22.5% - 25.5%
Small Company Stock Portfolio                                 16%            14.5% - 17.5%
Small Cap Value Portfolio                                     16%            14.5% - 17.5%
                                                             -----
Total Fund Assets                                            100%


As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

SMALL COMPANY STOCK FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Stock Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Small Company Stock Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index. Medium companies are those companies whose market capitalization is in the range of $500 million to $8 billion.

In selecting securities for the Portfolio, Norwest seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of Norwest, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

Securities owned by the Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Portfolio of a portfolio security, to meet redemption requests by shareholders or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Small Company Stock Portfolio also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. The Fund currently pursues its investment objective by investing all of its investable assets in Small

Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.


INVESTMENT POLICIES. Small Company Growth Portfolio invests primarily in the common stock of smaller domestic companies. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2,000 Index.


In selecting securities for the Small Company Growth Fund, Norwest seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between its share price and takeover/asset value. Norwest may invest up to 10 percent of the total assets of the Portfolio in foreign securities and in American Depository Receipts and other similar securities of foreign issuers. Norwest may not invest more than 10 percent of the total assets of the Portfolio in the securities of a single issuer. The Portfolio does not currently invest in preferred stock and securities convertible into common stock but reserves the right to do so in the future.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL CAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Schroder U.S. Smaller Companies Portfolio seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

In its investment approach, Schroder attempts to identify securities of companies which it believes can generate above average earnings growth, selling at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they may help the Portfolio to attain its objective.

The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are warranted to achieve the Portfolio's investment objective.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below the fourth highest rating category. These securities are commonly known as "high yield/high risk" securities or "junk bonds." The Portfolio will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. (See "Additional Investment Policies and Risk Considerations - Debt Securities.") (See the SAI for information about the risks associated with investing in junk bonds.)

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies -- Equity Funds -- Small Company Investment Considerations and Risk Factors."

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends; or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail in the SAI.

CONTRARIAN STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital appreciation by investing primarily in common stocks for which Norwest believes there is significant potential for price appreciation.

INVESTMENT POLICIES. The basic premise of Norwest's "contrarian" investment approach is to purchase stocks whose prices are temporarily depressed, either because they are out-of-favor with, or simply ignored by, the investment community. Norwest believes that security prices change more than fundamental investment values, as consensus thinking often results in severe undervaluation of securities whose immediate problems are obvious and whose longer term prospects are, therefore, viewed too negatively. This consensus pessimism can create investment opportunity.

The basis of Norwest's contrarian investment approach is the comparison of the value and the price of a security. Norwest generally analyzes a security's value in terms of recovery earnings and potential share price over a three-year investment time horizon. Typically, stocks that Norwest considers for purchase will tend to have significantly depressed prices and relatively low price/book value ratios.

The Fund may invest up to 20% of its assets in securities of foreign issuers and in sponsored and unsponsored American Depository Receipts. For a description of the investment considerations and risk factors of investing in foreign securities, (see "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") The Fund may also invest in convertible securities, including convertible debt and convertible preferred stock, that may be rated in any category by an NRSRO or may be unrated.

The Fund also may invest in corporate debt obligations and U.S. Government Securities. These instruments may have fixed, floating or variable rates of interest. These debt securities must be rated in one of the three highest rating categories by an NRSRO or, if unrated by any NRSRO, judged by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations
- Fixed Income Investments and Their Characteristics.")

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that may have reported poor earnings or that may have suffered a cyclical downturn in business. Norwest believes, however, that purchasing securities depressed by temporary factors may provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.

INTERNATIONAL FUND

The Fund is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Fund currently pursues its investment objective by investing in two Core Portfolios, International Portfolio and Schroder EM Core Portfolio, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in international equity securities. The Fund's investment portfolio combines two different investment styles - an international equity investment style and an international emerging markets equity investment style.

    INTERNATIONAL FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

                                                             CURRENT
                                                           ALLOCATION   RANGE OF INVESTMENT
                                                           -----------  -------------------
International Portfolio                                           95%       80% - 100%
Schroder EM Core Portfolio                                         5%        0% - 20%
                                                           -----------
TOTAL FUND ASSETS                                                100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

CORE PORTFOLIO DESCRIPTIONS

MONEY MARKET PORTFOLIO and PRIME MONEY MARKET PORTFOLIO. (See "Investment Objectives and Policies - Money Market Funds - Cash Investment Fund and Ready Cash Investment Fund.")

POSITIVE RETURN BOND PORTFOLIO. Positive Return Bond Portfolio seeks positive total return each calendar year regardless of the bond market by investing in a portfolio of U.S. Government and corporate fixed income investments. The Portfolio's assets are divided into two components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Advisers' forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. Accordingly, the average maturity of the Portfolio will vary. It is anticipated that under normal circumstances the Portfolio will have an average dollar-weighted maturity of between 1 and 30 years.

Under normal circumstances, at least 50 percent of the net assets of the Portfolio will be invested in U.S. Government Securities, including Treasury securities. All securities will be, at the time of purchase: (1) rated in one of the two highest long-term rating categories assigned by a NRSRO such as Moody's Investors Service, Standard & Poor's and Fitch Investors Service, L.P.; or (2) unrated and determined by the Advisers to be of comparable quality. No more than 25 percent of those securities may be in the second highest rating category. Investments may include zero-coupon securities, securities with variable or floating rates of interest and asset-backed securities, but only 25 percent of the net assets allocated to this investment style may be invested in each of these types of securities. The Portfolio may not invest in convertible securities, mortgage pass-through securities or private placement securities. Within these constraints, the Advisers purchase securities that they believe have above-average yields.

STABLE INCOME PORTFOLIO. (See "Investment Objectives and Policies - Fixed Income Funds - Stable Income Fund.")

MANAGED FIXED INCOME PORTFOLIO. Managed Fixed Income Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated, fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Advisers emphasize the use of intermediate maturity securities to lessen duration risk (as described below), while employing low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. Intermediate-term obligations comprise securities with maturities of between 2 and 20 years.

The Portfolio may invest in mortgage-backed securities and other asset-backed securities, although these investments are limited to not more than 50 percent and 25 percent, respectively, of the portfolio's total assets. As part of its asset-backed securities investments, the Portfolio may enter into "dollar roll" transactions and may purchase stripped mortgage-backed securities. The Advisers may invest any amount of the portfolio's assets in U.S. Government Securities, or in the securities of financial institutions, corporations, and others. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 30 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

The Portfolio may invest up to 10 percent of its total assets invested in this style in participations purchased from financial institutions in loans or securities in which the Portfolio may invest directly. The Portfolio may also invest up to 10 percent of its total assets in each of: (1) obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or by those countries' political subdivisions, agencies or instrumentalities; (2) obligations of supranational organizations; and (3) obligations of the states, territories or possessions of the United States and their subdivisions, authorities and corporations ("municipal securities").

The Portfolio only purchases securities that are rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Rating Matters.")

The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years. Under normal circumstances, the Portfolio will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a duration of between 2 and 6 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, is less than the security's stated maturity.

In order to manage the Portfolio's exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Advisers' ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Advisers may on behalf of the Portfolio write covered call and put options, buy put and call options, buy and sell interest rate futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.


STRATEGIC VALUE BOND PORTFOLIO. (See "Investment Objective and Policies - Fixed Income Funds - Total Return Bond Fund.")


INDEX PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Index Fund.")

INCOME EQUITY PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds
- Income Equity Fund.")

LARGE COMPANY GROWTH PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Large Company Growth Fund.")

DISCIPLINED GROWTH PORTFOLIO. Disciplined Growth Portfolio seeks capital appreciation by investing in common stocks of larger companies. Disciplined Growth Portfolio seeks greater long-term returns by investing primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the companies in which the Portfolio invests will be greater than $5 billion.

The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the investment adviser. In addition to approximately equal weighting of portfolio securities, the investment adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation.

SMALL COMPANY STOCK PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Small Company Stock Fund.")

SMALL COMPANY GROWTH PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Small Company Growth Fund.")

SMALL COMPANY VALUE PORTFOLIO. Small Company Value Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Smaller companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index.

The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL CAP VALUE PORTFOLIO. Small Cap Value Portfolio seeks capital appreciation by investing in common stocks of smaller companies. Small Cap Value Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."


SMALL CAP INDEX PORTFOLIO. Small Cap Index Portfolio seeks to replicate the return of the Standard & Poor's Small Cap 600 Composite Stock Price Index (the "Index"). The Portfolio is designed to replicate the return of the Index with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. Cash positions may be invested in short-term money market instruments, hedged with Index Futures Contracts, such as those on the S&P 500 Index or the Russell 2000 Index futures. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.


Small Cap Index Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes; to facilitate trading; or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Portfolio. (See "Investment Objectives and Policies - Equity Funds - Index Fund - Index Futures Contracts".)

The Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the Index by Standard & Poor's Corporation ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. The Index is comprised of industrial, utility, financial and transportation companies and is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.

Small Cap Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the investors in the Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by Small Cap Index Portfolio, by the investors in the Portfolio, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INTERNATIONAL PORTFOLIO. The investment objective of International Portfolio is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. International Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

International Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

FOREIGN CURRENCY CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, International Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. International Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

International Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which International Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. International Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of International Portfolio's obligations under such contracts would obligate International Portfolio to deliver an amount of foreign currency in excess of the value of International Portfolio's portfolio securities or other assets denominated in the currency. International Portfolio will enter into these contracts for speculative purposes or enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder fails to predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

FOREIGN INVESTMENT RISKS. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available to shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies. A decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and computed in U.S. dollars may require the Portfolio to liquidate portfolio securities to acquire sufficient

U.S. dollars to fund redemptions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

SCHRODER EM CORE PORTFOLIO. The investment objective of Schroder EM Core Portfolio is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

The Portfolio may invest, under normal market conditions, up to 65% of its total assets in emerging market equity and debt securities, including common stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment companies or vehicles. When investing through investment companies, the Portfolio may pay substantial premiums above such investment companies' net asset value per share. The Portfolio does not intend to invest in other investment companies unless, in the judgment of Schroder, the potential benefits of such investment justify the payments of any applicable premiums or sales charges.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder will seek out attractive investment opportunities in these countries.

"Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, Schroder may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country.

Schroder EM Core Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring.

4. ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

GENERAL INFORMATION

Each Fund's (and each Core Portfolios') investment objective and all investment policies of the Funds (and the Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or the Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not deemed to be fundamental and may be changed by the Board without shareholder approval. Likewise, non-fundamental investment policies of the Core Portfolios may be changed by the respective Core Trust's board of trustees ("Core Board") without shareholder approval.


Unless otherwise indicated below, the discussion below of the investment policies of a Fund investing in a single Core Portfolio also refers to the investment policies of that Core Portfolio. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.


As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund invested in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

GENERAL MONEY MARKET FUND GUIDELINES

Each Money Market Fund (which for purposes of this section, also includes Money Market Portfolio and Prime Money Market Portfolio) invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. Each Fund will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Funds may invest may have fixed, variable or floating rates of interest.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Also, a Fund may not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. Those requirements apply with respect to only 75% of the total assets of Municipal Money Market Fund. In addition, to ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

As used herein, high quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Board, to be of comparable quality. Except for Municipal Money Market Fund, each Fund will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7. A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.

The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; (I.E., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value.) Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Although each Fund only invests in high quality money market instruments, an investment in the Fund is subject to risk even if all securities in the Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes interest rates and/or the issuer's actual or perceived creditworthiness.

COMMON POLICIES OF THE FUNDS

BORROWING

As a fundamental policy, each Money Market Fund, Income Fund, Total Return Bond Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Small Cap Opportunities Fund and Contrarian Stock Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, Stable Income Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Diversified Bond Fund, the Balanced Funds, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Diversified Small Cap Fund and International Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of a Fund's net assets. For each Fund and the Core Portfolios, borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of each Fund's assets except in the case of Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds. Each Fund may enter into reverse repurchase agreements. When a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, such as reverse repurchase agreements, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). (See "Appendix A - Borrowing and Techniques Involving Leverage.")

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

Each Fund (except for Treasury Fund) may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% (25% in the case of Small Cap Opportunities Fund) of the value of its total assets.

DIVERSIFICATION AND CONCENTRATION

Each Fund (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, a diversified fund may not purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Except for Cash investment Fund and Ready Cash Investment Fund, each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, no Fund (other than Cash Investment Fund and Ready Cash Investment Fund, may purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities. Each Fund reserves the right to invest up to 100% of its investable assets in one or more investment companies such as the Core Portfolios.

ILLIQUID SECURITIES

Each of the Funds limits its purchase of illiquid securities. No Fund may knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15 percent (10 percent in the case of the Money Market Funds) of the Fund's net assets taken at current value would be invested in securities which are not readily marketable. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Under the supervision of the Board or Core Board, the Advisers determine and monitor the liquidity of the portfolio securities.

FIXED INCOME INVESTMENTS AND THEIR CHARACTERISTICS


Although each Fund (other than Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, the Balanced Funds and Small Cap Opportunities Fund) only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. The Fixed Income Funds and, with respect to their assets invested in fixed income investment styles, the Balanced Funds, will invest in securities rated in the categories specified by their investment policies. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuers actual or perceived creditworthiness or ability to meet its obligations.


The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal issuers, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Fixed income securities include those issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. To the extent otherwise permitted, the Funds may invest in these securities if an investment adviser believes that the securities do not present risks inconsistent with a Funds' investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-related securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.

There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights (such as puts) it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. Norwest monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

The Funds, except U.S. Government Fund and Treasury Fund, also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when Norwest believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that an Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

RATING MATTERS


The Funds' investments are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund will primarily buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO, although certain Funds have greater restrictions. The lowest permissible long-term investment grade for corporate bonds, including convertible bonds, is "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; the lowest investment grade for preferred stock is "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and the lowest investment grade for short-term debt, including commercial paper, is Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.



The Funds also may purchase unrated securities if the Fund's Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Fund's Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


TEMPORARY DEFENSIVE POSITION

When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers acceptances and interest-bearing savings deposits of commercial banks doing business in the United States (United States banks in the case of Small Cap Opportunities Fund); (3) commercial paper; (4) repurchase agreements; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the investment adviser to be of comparable quality. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above (in United States banks in the case of Small Cap Opportunities Fund). Except during periods when the Fund assumes a temporary defensive position, each Equity Fund and Aggressive Balanced - Equity Fund will have at least 65% of its total assets invested in common stock and International Fund will have at least 65% of its net assets invested in securities of companies domiciled outside the United States. International Portfolio and Schroder EM Core Portfolio and may hold cash and bank instruments denominated in any major foreign currency.


When a Tax-Free Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income dividends received from the Fund.


PORTFOLIO TRANSACTIONS

The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Funds' policy of obtaining the best price consistent with quality of execution of transactions, each investment adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or the Core Boards, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the investment adviser directing the transaction receive brokerage transactions in recognition of research services provided to the adviser. The investment advisers may effect transactions for the Funds (or the Portfolios) through brokers who sell Fund shares. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions.


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fixed Income Fund or Tax-Free Fixed Income Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." Norwest anticipates that the annual portfolio turnover rate of Limited Term Government Income Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses.



YEAR 2000 COMPLIANCE. Like other mutual funds, financial and other business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers to the Funds do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


5. MANAGEMENT OF THE FUNDS

The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of that investment company's Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services indirectly to each Fund that operates in a Core and Gateway Structure (other than Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio) through its investment advisory services of the Core Portfolios. In addition, subject to the general supervision of the Board, Norwest continuously reviews and determines the allocation of the assets of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund among the various investment styles and Core Portfolios in which those Funds invest. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of December 31, 1997, Norwest Corporation had assets of $88.5 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1997, Norwest and its affiliates managed assets with a value of approximately $51.7 billion.


SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio and continuously reviews, supervises and administers those Portfolio's investment programs.

INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest, and Contrarian Stock Fund and Norwest, have retained the services of the Subadvisers as follows:


                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Stable Income Fund                             Stable Income Portfolio                        Galliard
Diversified Bond Fund                          Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
Total Return Bond Fund                         Strategic Value Bond Portfolio                 Galliard
Strategic Income Fund                          Stable Income Portfolio                        Galliard
                                               Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Moderate Balanced Fund                         Stable Income Portfolio                        Galliard
                                               Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith

                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Growth Balanced Fund                           Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Aggressive Balanced-Equity Fund                Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Diversified Equity Fund                        Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Growth Equity Fund                             Large Company Growth Portfolio                 Peregrine
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Cap Value Portfolio                      Smith
Large Company Growth Fund                      Large Company Growth Portfolio                 Peregrine
Small Company Stock Fund                       Small Company Stock Portfolio                  Crestone
Small Company Growth Fund                      Small Company Growth Portfolio                 Peregrine
Diversified Small Cap Fund                     Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Contrarian Stock Fund                          N/A                                            UCM


Galliard, UCM, Peregrine, Crestone and Smith make investment decisions for the Fund or Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer those Funds' or Core Portfolios' investment programs with respect to that portion, if any, of the Fund's or Portfolio's assets that Norwest believes should be managed by the Subadviser. Currently, each Subadviser manages all of the assets of each Fund and Core Portfolio that it subadvises. Norwest supervises the performance of each Subadviser, including their adherence to the Funds' and Portfolios' investment objectives and policies.

CRESTONE CAPITAL MANAGEMENT, INC. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111, is an investment adviser subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of June 30, 1997, Crestone managed assets with a value of approximately $534 million.

GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisory subsidiary of Norwest Bank. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 1997 Galliard managed approximately $3.1 billion in assets.

PEREGRINE CAPITAL MANAGEMENT, INC. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. As of June 30, 1997 Peregrine managed approximately $5.0 billion in assets.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL, INC. Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The Schroder Group specializes in providing investment management services and as of June 30, 1997 had assets under management in excess of $175 billion.

SMITH ASSET MANAGEMENT GROUP, L.P. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment adviser. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 13, 1997, the Smith Group managed over $200 million in assets.

UNITED CAPITAL MANAGEMENT. UCM, which is located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274, is a division of Norwest Bank Colorado, N.A., a subsidiary of Norwest Corporation. UCM provides specialized investment advisory services to various institutional pension accounts. As of June 30, 1997 UCM managed over $2 billion in assets.

PORTFOLIO MANAGERS. Many persons on the advisory staffs of Norwest, Schroder and each Subadviser contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date, Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers associated with Norwest may perform portfolio management and other duties for Norwest Bank.

    CASH INVESTMENT FUND/READY CASH INVESTMENT FUND/MONEY MARKET PORTFOLIO/PRIME MONEY MARKET PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest since 1979, and as a Vice President and Senior Portfolio Manager since 1985. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager of Cash Investment Fund and Ready Cash Investment Fund in 1991.

    U.S. GOVERNMENT FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund." Ms. White began serving as a portfolio manager of the Fund in 1991.

    TREASURY FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund." Ms. White began serving as a portfolio manager of the Fund in 1991.

    MUNICIPAL MONEY MARKET FUND - David D. Sylvester. For a description of Mr. Sylvester, see "Cash Investment Fund/Ready Cash Investment Fund."

    STABLE INCOME FUND/STABLE INCOME PORTFOLIO - Karl P. Tourville. Mr. Tourville has been a principal of Galliard since 1995. He has been associated with Norwest and its affiliates since 1986, most recently as Vice President and Senior Portfolio Manager of Norwest Bank.

    LIMITED TERM GOVERNMENT INCOME FUND AND INTERMEDIATE GOVERNMENT INCOME FUND
    - Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1992. Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989.

    DIVERSIFIED BOND FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.


    INCOME FUND - Ms. Marjorie H. Grace, CFA. For a description of Ms. Grace, see "Intermediate Government Income Fund." Ms. Grace has served as a portfolio manager for the Fund since May 1995.



    TOTAL RETURN BOND FUND/STRATEGIC VALUE BOND PORTFOLIO - The investment management team of Richard Merriam, John Huber and David Yim at Galliard Capital Management. Mr. Merriam, CFA, has been a Principal in the firm since 1995 and is responsible for Galliard's investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Prior thereto, he served as a Senior Vice President at Washington Square Capital where he oversaw management of nearly $5.0 billion in assets. He obtained a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been actively involved in the management of the Trust's Stable Income Fund and the Diversified Bond Fund. He has over seven years' investment management experience and has obtained a B.A. from the University of Iowa and an M.B.A. from the University of Minnesota. Mr. Yim has been a Portfolio Manager and Director of Investment Research since 1995. Prior to joining Galliard, he worked for American Express Financial Advisors for 6 years, most recently as a Research Analyst focusing on the Insurance and Finance Industries. He obtained a B.A. from Middlebury College and an M.B.A. from the University of Minnesota.


    LIMITED TERM TAX-FREE FUND - Mr. William T. Jackson, CFA. Mr. Jackson has been a Vice President of Norwest since 1993. Prior thereto, Mr. Jackson was a Senior Vice President and Institutional Sales Manager with Norwest Investment Services from 1992-1993; a Vice President and Municipal Bond Trading Manager from 1991-1992; and a Vice President and Municipal Bond Trader with Kemper Securities, Inc., from 1984-1991.

    TAX-FREE INCOME FUND - Mr. William T. Jackson, CFA. For a description of Mr. Jackson, see "Limited Term Tax-Free Fund." Mr. Jackson has served as portfolio manager of the Fund since 1993.

    COLORADO TAX-FREE FUND - Mr. William T. Jackson, CFA. For a description of Mr. Jackson, see "Limited Tax-Free Income Fund." Mr. Jackson has served as portfolio manager of the Fund since July 1995.

    MINNESOTA INTERMEDIATE TAX-FREE FUND AND MINNESOTA TAX-FREE FUND - Ms. Patricia D. Hovanetz, CFA. Ms. Hovanetz, a Vice President of Norwest, has been associated with Norwest for more than 25 years in various capacities related to municipal bond investments. Ms. Hovanetz has been a municipal bond fund portfolio manager since 1988 and has served as portfolio manager of the Fund since 1991.

    STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND AND AGGRESSIVE BALANCED-EQUITY FUND - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    INDEX FUND/INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio in January, 1996. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund."

    INCOME EQUITY FUND /INCOME EQUITY PORTFOLIO - David L. Roberts, CFA. Mr. Roberts has been a Senior Vice President of Norwest since 1991. Mr. Roberts has been associated with Norwest and its affiliates for over 20 years in various investment related capacities.

    VALUGROWTH STOCK FUND - Mr. David S. Lunt, CFA. Mr. Lunt is a Vice President of Norwest and has been associated with Norwest and its affiliates since 1992. Prior thereto he was a portfolio manager for FirsTier Bank and a securities analyst for Woodmen Accident and Life Company. Mr. Lunt began serving as portfolio manager of ValuGrowth Stock Fund in February, 1996.

    DIVERSIFIED EQUITY FUND AND GROWTH EQUITY FUND - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    LARGE COMPANY GROWTH FUND /LARGE COMPANY GROWTH PORTFOLIO - John S. Dale, CFA. Mr. Dale is a Senior Vice President of Peregrine. Mr. Dale has held various investment management positions with Norwest, Peregrine and their affiliates since 1968.

    DIVERSIFIED SMALL CAP FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    SMALL COMPANY STOCK FUND /SMALL COMPANY STOCK PORTFOLIO - Kirk McCown, CFA. Mr. McCown is founder, President and a Director of Crestone, which was incorporated in 1990.

    SMALL COMPANY GROWTH FUND/SMALL COMPANY GROWTH PORTFOLIO - Robert B. Mersky, CFA and Paul E. von Kuster, CFA. Mr. Mersky is the President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank. Mr. von Kuster is a Senior Vice President of Peregrine. Mr. von Kuster has held various investment management positions with Peregrine, Norwest and their affiliates since 1972.

    SMALL CAP OPPORTUNITIES FUND/SCHRODER U.S. SMALLER COMPANIES PORTFOLIO - Ms. Fariba Talebi. Ms. Talebi is a Group Vice President of Schroder, with the assistance of a small cap investment team is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Talebi has been employed by Schroder in the investment research and portfolio management areas since 1987.

    CONTRARIAN STOCK FUND - Mr. W. Lon Schreur, CFA. Mr. Schreur is the President of UCM, a position he has held for sixteen years.

    INTERNATIONAL FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    POSITIVE RETURN BOND PORTFOLIO - William D. Giese, CFA. Mr. Giese is a Senior Vice President of Peregrine. Mr. Giese has been a portfolio manager of Peregrine over ten years and has over 20 years experience in fixed income securities management.


    MANAGED FIXED INCOME PORTFOLIO - Richard Merriam. Mr. Merriam has been a principal of Galliard since 1995. Prior thereto, he was the Chief Investment Officer of Insight Investment Management and prior thereto was associated with Washington Square Capital.

    DISCIPLINED GROWTH PORTFOLIO - Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manager with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for a portfolio of AIM Management Company's Summit Fund. His educational background includes a B.S. in Industrial Engineering and an M.B.A., both received from the University of Alabama. He was awarded the Chartered Financial Analyst (CFA) designation in 1981.

    SMALL CAP INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund."

    SMALL COMPANY VALUE PORTFOLIO - Tasso H. Coin, Jr. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995 he was a research officer at Lord Asset Management, an investment adviser and prior thereto was associated with Morgan Stanley Asset Management.

    SMALL CAP VALUE PORTFOLIO - Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manger with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style used in a mutual fund and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for an identified segment in the disciplined equity style for an unaffiliated mutual fund.

    INTERNATIONAL PORTFOLIO - Michael Perelstein, a Senior Vice President of Schroder, with the assistance of an SCMI investment committee, are primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Since January 1997, Mr. Perelstein has served as portfolio manager of International Portfolio.

    SCHRODER EM CORE PORTFOLIO - John A. Troiano, a Vice President of Schroder Capital Funds (Delaware) and Schroder Core, assisted by the management team of Heather Crighton and Mark Bridgeman, are responsible for the day-to-day management of the investment portfolio. Mr. Troiano, Chief Executive Officer of Schroder since April 1, 1997, has been a Managing Director of Schroder since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1981. Ms. Crighton is a Vice President of Schroder and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1992. Mr. Bridgeman, also a Vice President of Schroder has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1990.

ADVISORY FEES. For their services, Norwest and Schroder receive investment advisory fees from the Funds (or to the extent a Fund invests in a single Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.


FUND                                                                             INVESTMENT ADVISORY FEE
----------------------------------------------------------------------  ------------------------------------------
Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)
  (Money Market Portfolio)                                              0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (remaining assets)
Ready Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)
U.S. Government Fund and Treasury Fund                                  0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (remaining assets)
Municipal Money Market Fund                                             0.35% (first $500 million of assets)
                                                                        0.325% (next $500 million of assets)
                                                                        0.30% (remaining assets)
Stable Income Fund (Stable Income Portfolio)                                              0.30%
Limited Term Government Income Fund                                                       0.33%
Intermediate Government Income Fund                                                       0.33%
Income Fund                                                                               0.50%
Total Return Bond Fund (Strategic Value Bond Portfolio)                                   0.50%
Limited Term Tax-Free Fund                                                                0.50%
Tax-Free Income Fund                                                                      0.50%
Colorado Tax-Free Fund and Minnesota Tax-Free Fund                      0.50% (first $300 million of assets)
                                                                        0.46% (next $400 million of assets)
                                                                        0.42% (remaining assets)
Minnesota Intermediate Tax-Free Fund                                                      0.25%
Index Fund (Index Portfolio)                                                              0.15%
Income Equity Fund (Income Equity Portfolio)                                              0.50%
ValuGrowth Stock Fund                                                   0.80% (first $300 million of assets)
                                                                        0.76% (next $400 million of assets
                                                                        0.72% (remaining assets)
Large Company Growth Fund
  (Large Company Growth Portfolio)                                                        0.65%
Small Company Stock Fund
  (Small Company Stock Portfolio)                                                         0.90%
Small Company Growth Fund
  (Small Company Growth Portfolio)                                                        0.90%
Small Cap Opportunities Fund
  (Schroder U.S. Smaller Companies Portfolio)                                             0.60%
Contrarian Stock Fund                                                      0.80% (first $300 million of assets)
                                                                           0.76% (next $400 million of assets)
                                                                        0.72% (remaining assets)

With respect to Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund, Norwest is entitled to receive investment advisory fees for its Asset Allocation Services at an annual rate of 0.25% of each Fund's average daily net assets. In addition, each Fund bears an investment advisory fee at a blended rate based on the investment advisory fee of the Core Portfolios in which the Fund invests. Norwest and Schroder receive investment advisory fees from the Core Portfolios at the following annual rates of the Portfolios' average daily net assets. The total fee payable by a Fund through its investments in Core Portfolios will vary based on the percentage of its assets invested in each Core Portfolio.



FUND OR CORE PORTFOLIO                                                            INVESTMENT ADVISORY FEE
------------------------------------------------------------------------  ----------------------------------------

Money Market Portfolio                                                      0.20% (first $300 million of assets)
                                                                            0.16% (next $400 million of assets)
                                                                                  0.12% (remaining assets)
Stable Income Portfolio                                                                    0.30%
Positive Return Bond Portfolio                                                             0.35%
Strategic Value Bond Portfolio                                                             0.50%
Managed Fixed Income Portfolio                                                             0.35%
Index Portfolio                                                                            0.15%
Income Equity Portfolio                                                                    0.50%
Large Company Growth Portfolio                                                             0.65%
Disciplined Growth Portfolio                                                               0.90%
Small Cap Index Portfolio                                                                  0.25%
Small Company Stock Portfolio                                                              0.90%
Small Company Growth Portfolio                                                             0.90%
Small Company Value Portfolio                                                              0.90%
Small Cap Value Portfolio                                                                  0.95%
International Portfolio                                                                    0.45%
Schroder EM Core Portfolio                                                                 1.00%


Norwest (and not the Funds or Core Portfolios) pays each Subadviser a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Funds or Core Portfolios to Norwest for investment advisory services.


Each Fund investing its assets in one or more Core Portfolios may withdraw its investments from its corresponding Core Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. (See "Other Information - Core and Gateway Structure.") Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Core Portfolio, to the extent the Fund invested in a Core Portfolio advised by Schroder or a Subadviser, the Fund has retained Schroder and that Subadviser as an investment subadviser (except that Total Return Bond Fund has not retained Galliard). Under these "dormant" investment advisory arrangements, none of Norwest, Schroder or any Subadviser receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s) or any other investment companies. In the event that Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund or Small Cap Opportunities Fund were to withdraw their assets from their respective Core Portfolio, Norwest would receive an investment advisory fee at an annual rate of 0.30%, 0.35%, 0.15%, 0.50%, 0.65%, 0.90%, 0.90% and
0.925% of the Funds' average daily net assets, respectively. Similarly, to the extent Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund or International Fund were to withdraw any or all of their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.35%, 0.48%, 0.53%, 0.58%, 0.63%, 0.65%, 0.90%,
0.90% and 0.85% of the Funds' average daily net assets, respectively. To the extent Cash Investment Fund was to withdraw any or all of its assets from its respective Core Portfolios, Norwest would receive an investment advisory fee at the annual rate equal to that paid by Money Market Portfolio. To the extent Ready Cash Investment Fund was to withdraw any or all of its assets from its respective Core Portfolio, Norwest would receive an investment advisory fee at the rate equal to that paid by Prime Money Market Portfolio. Pursuant to the Funds' dormant investment subadvisory agreement, Norwest (and not the Funds) would pay Schroder and each Subadviser, as applicable, a fee for its investment subadvisory services.

MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES


As manager Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (1) preparing and printing updates of the Trust's registration statement, prospectuses and statements of additional information, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (2) preparing proxy and information statements and any other communications to shareholders;
(3) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and
(4) supervising the declaration of dividends and distributions to shareholders.



As of December 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $30 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services, Forum and FAS each receives a fee with respect to U.S. Government Fund, Treasury Fund, Institutional Shares of Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Contrarian Stock Fund and International Fund at an annual rate of 0.05% of the Fund's (of class') average daily net assets, with respect to Investor Shares of Municipal Money Market Fund at an annual rate of 0.10% of the class' average daily net assets, with respect to Investor Shares of Ready Cash Investment Fund at an annual rate of 0.075% of the class' average daily net asset, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.


FAS also serves as an administrator of each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio). Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and FAS serves as the subadministrator of those Portfolios. Schroder Advisors and FAS provide certain management and administrative services necessary for the Portfolios' operations, other than the administrative services provided to the Portfolios by Schroder. For their services, Schroder Advisors receives no fee from Schroder U.S. Smaller Companies Portfolio and 0.075% from Schroder EM Core Portfolio and FAS receives a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the applicable Core Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Core Portfolio. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.


Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of April 1, 1998, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.


Forum also acts as the distributor of the Shares but receives no fees for these services. From its own resources, Forum may pay fees to broker-dealers or other persons for distribution or other services related to the Funds. None of the Funds has adopted a plan of distribution applicable to the Shares.

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund (0.20% in the case of Cash Investment Fund and 0.10% in the case of Municipal Money Market Fund - Institutional Shares).

Norwest Bank also serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Core Portfolio's average daily net assets and 0.01% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is directly payable by a Fund to the extent the Fund is invested in a Core Portfolio. With respect to International Portfolio, Norwest receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and is paid a fee for its services.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Norwest has agreed to waive its investment advisory fee for Money Market Portfolio through May 31, 1999 to the extent that the fee exceeds an annual rate of 0.10% of the Portfolio's average daily net assets. In addition, Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at the same level as the Fund's total operating expenses prior to May 31, 1997 (0.48%). Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain each of Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total combined operating expenses through May 31, 1998 at the same levels as the respective Fund's total operating expenses prior to May 31, 1997 (0.82% in the case of Ready Cash Investment Fund Investor Shares, 0.75% in the case of Total Return Bond Fund and 1.20% in the case of Small Company Stock Fund). After May 31, 1998, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.

Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed in the aggregate 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively (the "Waiver"). After May 31, 1999, each fund's aggregate payment for those services could increase if the Waiver was reduced or eliminated. Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

6. PURCHASES AND REDEMPTIONS OF SHARES

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund are designed primarily for institutional clients. Investor Shares are offered to retail customers. Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order, or receipt of a redemption request, on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day").

GENERAL PURCHASE INFORMATION

Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in the Funds' shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S.
bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.

When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.


Shares of each Fund are offered without a sales charge and may be redeemed without charge. The minimum investment in Investor Shares and I Shares is $1,000; the minimum subsequent investment in Investor Shares and I Shares is $100. The minimum investment amount in Institutional Shares and for Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000 and there is no minimum subsequent investment for those shares. Shareholders who elect to purchase Investor Shares or I Shares through electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. (See "Purchases and Redemptions of Shares - Shareholder Services - Automatic Investment Plan" and "Dividends, Distributions and Tax Matters.")


Shares of the Funds become entitled to receive dividends on the next Fund Business Day after a purchase or order for the Shares is accepted, except that Shares of the Money Market Funds become entitled to receive dividends on the Fund Business Day that a purchase order is accepted. With respect to the Money Market Funds, an investor's order will not be accepted or invested by a Fund during the period before the Fund's receipt of immediately available funds. For the Money Market Funds, purchase and redemption orders will be accepted on Fund Business Days only until the times indicated below.

                                                            Order Must Be   Payment Must Be
Money Market Fund                                            Received By      Received By
----------------------------------------------------------  --------------  ----------------
Cash Investment Fund                                          3:00 p.m.        4:00 p.m.
Ready Cash Investment Fund                                    3:00 p.m.        4:00 p.m.
U.S. Government Fund                                          2:00 p.m.        4:00 p.m.
Treasury Fund                                                 1:00 p.m.        4:00 p.m.
Municipal Money Market Fund                                   12:00 p.m.       4:00 p.m.

All times referenced in the above table are Eastern Time. The Trust reserves the right to close early and advance the time by which the Money Market Funds must receive purchase or redemption orders and payments on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.

The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

             Norwest Funds
             [Name of Fund]
             Norwest Bank Minnesota, N.A.
             Transfer Agent
             733 Marquette Avenue
             Minneapolis, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.

BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

             Norwest Bank Minnesota, N.A.
             A091 000 019
             For Credit to: Norwest Funds 0844-131
             Re: [Name of Fund][Name of Shares if applicable]
             Account No.:
             Account Name:

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
The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, FFSI or their affiliates may be Processing Organizations. Financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

GENERAL REDEMPTION INFORMATION

Fund shares may be redeemed at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends after the day on which the redemption is effective, except that Shares of the Money Market Funds are not entitled to receive dividends on the day on with the redemption is effective. For the Money Market Funds, redemption orders are accepted up to the times indicated under "Purchases and Redemptions of Shares - General Purchase Information." The Trust reserves the right to close early and to advance the times by which the Money Market Funds must receive purchase or redemption orders. (See "Purchase and Redemption of Shares - General Purchase Information.")

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) endorsement on a share certificate; (2) instruction to change a shareholder's record name; (3) modification of a designated bank account for wire redemptions;
(4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) dividend and distribution election; (6) telephone redemption; (7) exchange option election or any other option election in connection with the shareholder's account; (8) written instruction to redeem Shares whose value exceeds $50,000; (9) redemption in an account in which the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (11) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

Shareholders who have invested directly in a Fund may redeem their shares as described below. Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described under "Purchases and Redemptions of Shares - Purchase Procedures - Through Financial Institutions." Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

EXCHANGES

Shareholders of I Shares and Institutional Shares and shareholders of U.S. Government Fund and Treasury Fund may exchange their Shares for I Shares, for Institutional and for Shares of U.S. Government Fund and Treasury Fund. Shareholders of Investor Shares may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other funds of the Trust. The Trust may in the future create additional classes of funds the shares of which will be exchangeable with the Shares of the Funds. A current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a Fund if that Fund's shares may legally be sold in the shareholder's state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be materially amended or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAIs.)

BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange by calling the Transfer Agent at (800) 338-1348 or
(612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. (See "Purchases and Redemptions of Shares - General Redemption Information.")

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan which is available to shareholders that invest in I Shares of each Fund and to shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the Automatic Investment Plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholders account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "General Redemption Information."

RETIREMENT ACCOUNTS


Except for Municipal Money Market Fund and the Tax-Free Fixed Income Funds, the Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to Traditional IRAs are tax-deductible. However, the deduction will be reduced if the individual or, in the case of a married individual the individual (or, in some cases, the married couple), either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, in some cases, a married couple) has adjusted gross income above certain levels.



An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.



The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


AUTOMATIC WITHDRAWAL PLAN

A shareholder of a Fund, other than a shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Institutional Shares of Municipal Money Market Fund, whose shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. A shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund or Institutional Shares of Municipal Money Market Fund whose shares in a single account total $10,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING

Shareholders of the Money Market Funds wishing to establish checkwriting privileges may do so by completing an application, which may be obtained by writing or calling the Funds or the Transfer Agent. After the application is properly completed and returned to a Fund, the shareholder will be supplied with checks which may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by the Transfer Agent as agent for the shareholder. Any shares for which certificates have been issued may not be redeemed by check. If the amount of a check is greater than the value of the uncertificated shares held in the shareholder's account, the check will not be honored. Fund shares may not be redeemed until the check used to purchase the shares has cleared (which may take 15 or more days). A shareholder may not liquidate the shareholder's entire account by means of a check. Shareholders will be subject to the rules and regulations of the Transfer Agent pertaining to the checkwriting privilege as amended from time to time. Checkwriting procedures may be changed, modified or terminated at any time by the Trust or the Transfer Agent upon written notification to the shareholder.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

7. DIVIDENDS, DISTRIBUTIONS AND
   TAX MATTERS

DIVIDENDS

Dividends of net investment income are declared and paid as follows:

Declared daily and paid         Each Money Market Fund, Limited Term Government In-
monthly:                        come Fund, Income Fund, Total Return Bond Fund and
                                each Tax-Exempt Fixed Income Fund.

Declared and paid monthly:      Stable Income Fund, Intermediate Government Income
                                Fund and Diversified Bond Fund.

Declared and paid quarterly:    Income Equity Fund, ValuGrowth Stock Fund, Small
                                Company Stock Fund and Contrarian Stock Fund.

Declared and paid annually:     Strategic Income Fund, Moderate Balanced Fund,
                                Growth Balanced Fund, Aggressive Balanced-Equity
                                Fund, Index Fund, Diversified Equity Fund, Growth
                                Equity Fund, Large Company Growth Fund, Small
                                Company Growth Fund, Diversified Small Cap Fund,
                                Small Cap Opportunities Fund and International Fund.

Each Fund's net capital gain, if any, is distributed at least annually. (See "Dividends and Tax Matters.")

Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If a shareholder holds Shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the Shares during that six-month period would be a long-term capital loss to the extent of the distribution. Dividends (other than those of Funds that declare dividends daily) and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder.

It is expected that a portion of the dividends of each Equity Fund, except International Fund, and each Balanced Fund will qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year. To the extent International Fund invests in the securities of domestic issuers, a portion of the dividends of the Fund may qualify for the dividends received deduction for corporations.

CORE PORTFOLIOS

Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as each is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Core Portfolio.

FUNDS INVESTING IN FOREIGN SECURITIES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. Shareholders of that Fund will be notified of their share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

TAX-EXEMPT DISTRIBUTIONS


Dividends paid by Municipal Money Market Fund or by a Tax-Free Fixed Income Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to federal income tax in the hands of the Fund's shareholders. Persons who are substantial users or related persons thereof of facilities financed by private activity securities held by a Fund, however, may be subject to federal income tax on their pro rata share of the interest income from those securities and should consult their tax advisers before purchasing Shares. Interest on certain private activity securities is treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations. In addition, exempt-interest dividends are included in the "adjusted current earnings" of corporations for AMT purposes. If a shareholder holds Shares for six months or less and during that period receives an exempt-interest dividend, any loss realized on the sale of the Shares during that six-month period would be disallowed to the extent of the exempt-interest dividend.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes. Under rules for determining when borrowed funds are used for purchasing or carrying particular assets, Shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the Shares. Substantially all of the dividends paid by Municipal Money Market Fund and by each Tax-Free Fixed Income Fund are anticipated to be exempt from federal income taxes.



Shortly after the close of each calendar year, a statement is sent to each shareholder of Municipal Money Market Fund and Tax-Free Fixed Income Fund advising the shareholder of the portion of the Fund's dividends that is derived from obligations of issuers in the various states and the portion of the Fund's dividends that is exempt from federal income taxes. These portions are determined for a Fund's entire year and, thus, are annual averages, rather than day-by-day determinations for each shareholder.


MUNICIPAL MONEY MARKET FUND, LIMITED TAX-FREE FUND AND TAX-FREE INCOME FUND. The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a Fund which may differ from the federal income tax consequences described above.

COLORADO TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Colorado personal income tax. Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT, because interest

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on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate alternative minimum tax. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt interest dividends paid by the Fund will be subject to Colorado income tax.

MINNESOTA INTERMEDIATE TAX-FREE FUND AND MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest dividends paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest dividends paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.

Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. Such treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken, in light of its current investment objectives and investment policies.

The Minnesota alternative minimum tax on resident individuals is based in part on their federal alternative minimum taxable income. Accordingly, individual shareholders of the Fund may be subject to the Minnesota alternative minimum tax on exempt-interest dividends paid by the Fund which are attributable to interest received by the Fund on certain private activity securities issued after August 7, 1986, even though those dividends are exempt from the regular Minnesota personal income tax.

MISCELLANEOUS

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

8. OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

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DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund, except the Money Market Funds, is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The net asset value per share of each class of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund is determined as of 3:00 p.m., 2:00 p.m., 1:00 p.m. and 12:00 p.m. Eastern Time, respectively, in the same manner as indicated above. Securities owned by a Fund or Portfolio (other than a Money Market Fund or Portfolio in which a Money Market Fund invests) for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds only determine net asset value on Fund Business Days.

In order to maintain a stable net asset value per share of $1.00, the portfolio securities of each Money Market Fund and Core Portfolio in which a Money Market Fund invests are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for the Money Market Funds, a Fund takes the income it earned from its investments for a 7-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7-day period. With respect to each of the other Funds, to calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated federal, state or combined federal and state tax rate.

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A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as I Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-nine separate series.

OTHER CLASSES OF SHARES


Cash Investment Fund, U.S. Government Fund, Treasury Fund, Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio, Norwest WealthBuilder II Growth Balanced Portfolio, Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Strategic Value Bond Fund, Performa Global Growth Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund currently issue one class of shares. Ready Cash Investment Fund currently issues two classes of shares - Investor Shares and Exchange Shares. Municipal Money Market Fund currently issues two classes of shares - Institutional Shares and Investor Shares. The other Funds issue three classes of shares, I Shares, A Shares and B Shares. A Shares and B Shares are offered to retail investors. A Shares charge a front-end sales charge and B Shares (and Exchange Shares) charge a contingent deferred sales charge. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information on the other classes.


SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any distribution plan which pertain to the class and other matters for which separate class

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voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the respective Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.


As of March 2, 1998, Norwest Bank may be deemed to have controlled Small Company Stock Fund and Contrarian Stock Fund, and Norwest Bank Colorado, N.A. may be deemed to have controlled Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and ValuGrowth Stock Fund, through investment in the Funds by their consumers. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.


CORE AND GATEWAY STRUCTURE

Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund and Small Cap Opportunities Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund each seek to achieve its investment objective by investing all or a part of its assets in two or more Core Portfolios. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio are a separate series of Schroder Capital Funds, a business trust organized under the laws of the State of Delaware in 1995. Each other Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Each Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of a Core Trust.


THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of April 1, 1998, two or more funds of the Trust invested in each Core Portfolio.


A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different

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advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from the Core Trusts by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Funds' investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors hold a majority interest in a Core Portfolio, could have voting control of the Core Portfolio.

The Board retains the right to withdraw each Fund's investment in a Core Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Core Portfolios. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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                                   APPENDIX A
           INVESTMENTS, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

COMMON STOCKS, WARRANTS AND PREFERRED STOCK


COMMON STOCKS AND WARRANTS - BALANCED FUNDS, EQUITY FUNDS. PREFERRED STOCK - BALANCED FUNDS, EQUITY FUNDS, TOTAL RETURN BOND FUND. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).


CONVERTIBLE SECURITIES


INCOME FUND, BALANCED FUNDS, EQUITY FUNDS. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. The Funds (other than Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, the Balanced Funds and Small Cap Opportunities Fund) may only invest in convertible securities that are investment grade.


                                                                             A-1
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ADRS AND EDRS


BALANCED FUNDS, EQUITY FUNDS (EXCEPT INDEX FUND). A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A Fund (other than ValuGrowth Stock Fund and Contrarian Stock Fund) may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.


U.S. GOVERNMENT SECURITIES

ALL FUNDS. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

ALL FUNDS. A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

A-2
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CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER

CORPORATE DEBT SECURITIES - CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND. COMMERCIAL PAPER - ALL FUNDS. The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

ALL FUNDS (EXCEPT TREASURY FUND). A Fund may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Fund's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

PARTICIPATION INTERESTS

CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS. A Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a loan or security in the proportion that the Fund's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days notice, for all or a part of the Fund's participation interest. A Fund will only purchase participation interests from banks or other financial institutions that Norwest deems to be creditworthy. A Fund will not invest more than 10 percent of its total assets in participation interests in which the Fund does not have demand rights.

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ILLIQUID SECURITIES AND RESTRICTED SECURITIES


ILLIQUID SECURITIES - ALL FUNDS. RESTRICTED SECURITIES - MONEY MARKET FUNDS, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL CAP OPPORTUNITIES FUND, INTERNATIONAL FUND. Each Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.


An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Advisers may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the Board (or, in the case of the Core Portfolios, the Core Trusts' board of trustees). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING

ALL FUNDS. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund, other than Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds, may purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100 percent leveraged. (See "Appendix A - Techniques Involving Leverage.")

PURCHASING SECURITIES ON MARGIN


LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND. When a Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks described in Borrowing above. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE

ALL FUNDS. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate Government Income Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when Norwest to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS.

A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including "dollar roll" transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share. (See "Appendix A - Techniques Involving Leverage.")

REPURCHASE AGREEMENTS - ALL FUNDS (EXCEPT TREASURY FUND). A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly. International Portfolio and, with respect to the portion of their assets managed in the International Fund style, Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, may enter into repurchase agreements with foreign entities.


SECURITIES LENDING - ALL FUNDS. A Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans. Schroder U.S. Smaller Companies Portfolio will not lend portfolio securities in excess of 25% of the value of the Portfolio's total assets. No other Fund will lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets as determined by SEC guidelines.


REVERSE REPURCHASE AGREEMENTS - ALL FUNDS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS - ALL FUNDS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest or Schroder were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent (35 percent in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds purchase securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Funds net asset value per share.


DOLLAR ROLL TRANSACTIONS - FIXED INCOME FUNDS, BALANCED FUNDS. A Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.


SWAP AGREEMENTS


STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS. To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Funds performance. (See "Appendix A - Techniques Involving Leverage.") Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

MUNICIPAL SECURITIES


MUNICIPAL MONEY MARKET FUND, TAX-FREE FIXED INCOME FUNDS. The municipal securities in which the Funds may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.


MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.

PARTICIPATION INTERESTS. The Funds may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Funds will obtain appropriate assurances that the interest earned by the Funds from the obligations in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund and Minnesota Tax-Free Fund, applicable state income tax.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which, in the view of Norwest, present minimal credit risks.

PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

SHORT SALES


LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND. Each Fund may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales. (See "Appendix A - Techniques Involving Leverage.")

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged, however, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMCs national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, no fund may purchase IOs or POs.

ASSET-BACKED SECURITIES


LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, INCOME FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS


DIVERSIFIED BOND FUND, BALANCED FUNDS, DIVERSIFIED SMALL CAP FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND, INTERNATIONAL FUND. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.


A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. The Funds have no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No Fund intends to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Norwest fails to predict currency values correctly.

FUTURES CONTRACTS AND OPTIONS


STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS, INDEX FUND, DIVERSIFIED EQUITY FUND, SMALL CAP OPPORTUNITIES FUND. A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. A Fund may only write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. Certain futures strategies employed by a Balanced Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Fund's total assets.


RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on Norwest's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. Except for the futures contracts strategies of the Balanced Funds used for making temporary allocations among fixed-income and equity securities, the Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Schroder U.S. Smaller Companies Portfolio may purchase a call or put only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets. No other Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract. In addition to the Funds listed at the beginning of this section, "Futures Contracts and Options," a Fund using the Index Fund investment style may invest in index futures contracts to a limited extent.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

--------------------------------------------------------------------------------

PROSPECTUS


APRIL 1, 1998


THE PERFORMA FUNDS

PERFORMA STRATEGIC VALUE BOND FUND
PERFORMA DISCIPLINED GROWTH FUND
PERFORMA SMALL CAP VALUE FUND
PERFORMA GLOBAL GROWTH FUND

This Prospectus explains concisely what you should know before investing in PERFORMA STRATEGIC VALUE BOND FUND, PERFORMA DISCIPLINED GROWTH FUND, PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND (each a "Fund" and collectively the "Funds"). Please read it carefully and keep it for future reference. The Funds are each diversified portfolios of Norwest Advantage Funds (the "Trust"), a registered, open-end, management investment company.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective (each a "Portfolio" and collectively the "Portfolios"). See "Organization."


Investors should read this Prospectus carefully and retain it for future reference. You can find more detailed information in the Statement of Additional Information, dated April 1, 1998 (the "SAI"), which maybe amended from time to time. For information on purchasing Shares of the Funds call toll free (888) 800-6748. For a free copy of the SAI or other information, call the Funds' distributor at (207) 879-0001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                                              PAGE
1.         SUMMARY.....................................................................          3

2.         FINANCIAL HIGHLIGHTS........................................................          6

3.         INVESTMENT OBJECTIVES.......................................................          7

4.         HOW THE FUNDS PURSUE THEIR OBJECTIVES.......................................          7

5.         HOW PERFORMANCE IS SHOWN....................................................         17

6.         ORGANIZATION................................................................         17

7.         HOW THE FUNDS ARE MANAGED...................................................         19

8.         ABOUT YOUR INVESTMENT.......................................................         25

9.         THE FUNDS' DISTRIBUTIONS AND
           CERTAIN TAX INFORMATION.....................................................         26
           APPENDIX A..................................................................        A-1
             Glossary of Investment Terms
           APPENDIX B..................................................................        B-1
             Explanation of Rating Categories

1. SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

INVESTING IN THE FUNDS

You may purchase shares of the Funds through certain broker-dealers, banks and other financial institutions. While no Fund is intended to provide a complete or balanced investment program, each can serve as a component of your investment program.

THE FUNDS

PERFORMA STRATEGIC VALUE BOND FUND seeks total return by investing primarily in income producing securities. The Fund invests in a broad range of fixed income instruments in order to create a strategically diversified portfolio of high quality fixed income investments.

PERFORMA DISCIPLINED GROWTH FUND seeks capital appreciation by investing primarily in common stocks of larger companies. The Fund invests in companies that, in the view of the investment adviser, possess above average potential for growth and which will report a level of corporate earnings that exceeds the level expected by investors.

PERFORMA SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks of smaller companies. The Fund seeks higher growth rates and greater long-term returns by investing in the stocks of smaller companies that, in the view of the investment adviser, are undervalued and which will report a level of corporate earnings that exceeds the level expected by investors.

PERFORMA GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks of established companies throughout the world, including the United States. The Fund invests in companies located in developed, newly industrialized and emerging markets that, in the view of the investment adviser, have a sustainable competitive advantage and whose growth potential is undervalued by investors.

STRUCTURE OF THE FUNDS


Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate series of a registered, open-end, management investment company (each a "Portfolio" and collectively the "Portfolios") that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its respective Portfolio. See "Organization." The Portfolios in which the Funds invest are:


FUND                                         CORRESPONDING PORTFOLIO
-------------------------------------------  -----------------------------------------
Performa Strategic Value Bond Fund           Strategic Value Bond Portfolio
Performa Disciplined Growth Fund             Disciplined Growth Portfolio
Performa Small Cap Value Fund                Small Cap Value Portfolio
Performa Global Growth Fund                  Schroder Global Growth Portfolio

MANAGEMENT OF THE FUNDS


NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the investment adviser of each Portfolio other than Schroder Global Growth Portfolio and each Fund. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1997, managed over $23.6 billion in assets. Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Funds, and serves as the custodian of each Portfolio other than Schroder Global Growth Portfolio. See "How the Funds are Managed."



Each Fund incurs investment advisory fees indirectly through the investment advisory fees paid by its corresponding Portfolio.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Strategic Value Bond Portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder"), a wholly owned U.S. subsidiary of Schroder U.S. Holdings, Inc., the wholly owned U.S. holding company subsidiary of Schroders plc., is the investment adviser of Schroder Global Growth Portfolio. As of December 31, 1997, Schroder had over $25 billion in assets under management.


SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group"), a registered investment adviser, is the investment subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals.

Norwest, Schroder, Galliard and Smith (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers."

FUND ADMINISTRATION AND DISTRIBUTION

FORUM ADMINISTRATIVE SERVICES, LLC ("FAS") serves as administrator to the Funds and also provides administrative services to the Portfolios. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder Global Growth Portfolio and FAS serves as that Portfolio's subadministrator. The manager of the Funds and distributor of their shares is Forum Financial Services, Inc. ("Forum"). See "How the Funds are Managed - The Funds' Other Service Providers."

PURCHASE AND REDEMPTION OF SHARES

You may purchase or redeem your shares without a sales or other charge. The minimum initial investment is $1,000, the minimum subsequent investment is $100 and you may make $100 monthly periodic investments. See "About Your Investment."

DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income are declared and paid monthly in the case of PERFORMA STRATEGIC VALUE BOND FUND and declared and paid annually in the case of all other Funds. Each Fund's net capital gain, if any, is distributed at least annually. See "The Funds' Distributions and Certain Tax Information."

CERTAIN RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of the securities held by its corresponding Portfolio. Upon redemption, an investment in a Fund may be worth more or less than its original value. An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Portfolios entail some risk.

Each Fund is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with the Fund. The risks of investing in each Fund are more specifically described in "How the Funds Pursue Their Objectives."

Normally, the value of PERFORMA STRATEGIC VALUE BOND FUNDS' investments will vary inversely with changes in interest rates. While the Fund invests at least 65% of its assets in investment grade securities (securities rated in the top four highest ratings categories by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's), it may invest in lower rated securities. See "How the Funds Pursue Their Objectives - Performa Strategic Value Bond Fund - Risks of Non-Investment Grade Securities." In addition, repayment of principal investment in securities entails certain risks.

Your investment in PERFORMA DISCIPLINED GROWTH FUND, PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND, each of which invests primarily in equity securities, is subject to the general risks of investing in the stock market. PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND invest in securities of smaller companies. These investments entail certain additional risks, including lower trading volumes and, therefore, the potential for greater price volatility. Performa Global Growth Portfolio will, however, generally concentrate its investments in the larger and, to a lesser extent, medium-sized companies relative to the particular market. These Funds are designed for the investment of that portion of your funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies. PERFORMA GLOBAL GROWTH FUND invests in securities of foreign issuers. These investments entail certain additional risks, including the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.



By pooling its assets in a Portfolio with other institutional investors, a Fund may be able to achieve certain efficiencies and economies of scale that it could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. See "Organization - Core and Gateway Structure - Certain Risks of Investing in Portfolios."


EXPENSES OF INVESTING IN THE FUNDS

Fund costs and expenses are one of several factors to consider when investing. Your costs and expenses are summarized in the following three tables. The Shareholder Transaction Expenses table summarizes your transaction costs of buying and selling Fund shares. The Annual Fund Operating Expenses table summarizes the expenses you will bear directly or indirectly on your investment in a Fund and is based on estimated expenses for the Funds' initial fiscal year of operations ending May 31, 1998. The Examples show your cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

        Sales charges on purchases and reinvested distributions  None
        Deferred sales charges or redemption fees                None
        Exchange fees                                            None

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets after applicable expense reimbursements)

                                                                                  OTHER
                                                                                 EXPENSES
                                                    INVESTMENT                    (AFTER       TOTAL FUND
                                                     ADVISORY    RULE 12b-1     REIMBURSE-     OPERATING
                                                       FEES         FEES          MENTS)        EXPENSES
                                                    ----------   ----------   --------------   ----------
Performa Strategic Value Bond Fund                    0.50%         None          0.35%          0.85%
Performa Disciplined Growth Fund                      0.90%         None          0.35%          1.25%
Performa Small Cap Value Fund                         0.95%         None          0.35%          1.30%
Performa Global Growth Fund                           0.90%         None          0.55%          1.45%

This table is provided to help you understand the expenses of investing and sets forth your share of a Fund's operating expenses. Each Fund's expenses include the Fund's pro rata portion of all expenses of the Portfolio in which the Fund invests. "Investment Advisory Fees" are those incurred by the Portfolio in which the Fund invests. For Performa Global Growth Fund, "Investment Advisory Fees" includes the administrative services fee payable to Norwest and the administration fee and portfolio management fee payable to Schroder. "Other Expenses" are estimated for the current fiscal year and reflect projected expense reimbursements. Absent projected expense reimbursements, "Other Expenses" would be 0.52%, 0.60%, 0.55% and 2.02%, respectively, and "Total Fund Operating Expenses" would be 1.39%, 1.87%, 1.87% and 2.92%, respectively. Expense reimbursements are voluntary and may be reduced or eliminated at any time. For a further description of the fees and expenses incurred in the operation of the Funds. See "How the Funds are Managed."

EXAMPLES

Your investment of $1,000 would incur the following expenses assuming: (1) the investment of all of the Fund's assets in its corresponding Portfolio, (2) a 5% annual return, (3) the reinvestment of all your dividends and distributions and
(4) redemption at the end of each period. The example is based on the expenses listed in the Annual Fund Operating Expenses table.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Performa Strategic Value Bond Fund                   $  9     $ 27      $ 47      $ 105
Performa Disciplined Growth Fund                     $ 13     $ 40      $ 69      $ 151
Performa Small Cap Value Fund                        $ 13     $ 41      $ 71      $ 157
Performa Global Growth Fund                          $ 15     $ 46      $ 79      $ 174

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The five percent annual return is required by government regulation and does not represent the Fund's actual returns.


2. FINANCIAL HIGHLIGHTS



The following table provides financial highlights for each of the Funds. This information represents selected data for a single Share outstanding for the period ended November 30, 1997. The information for this period is unaudited. The Fund's financial statements for the period ended November 30, 1997, are contained in the Fund's Semi-Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Semi-Annual Report which may be obtained from the Trust without charge.



                                                          PERFORMA
                                                          STRATEGIC      PERFORMA     PERFORMA       PERFORMA
                                                            VALUE      DISCIPLINED    SMALL CAP   GLOBAL GROWTH
                                                          BOND FUND    GROWTH FUND   VALUE FUND        FUND
                                                        -------------  ------------  -----------  --------------
                                                                    PERIOD ENDED NOVEMBER 30, 1997+
                                                        --------------------------------------------------------
Net Asset Value, Beginning of Period (a)                  $   10.00     $    10.00    $   10.00     $    10.00
Investment Operations:
  Net Investment Income (Loss)                                 0.12             --           --             --
  Net Realized and Unrealized Gain (Loss) on
   Investments                                                 0.04          (0.48)       (0.70)         (0.67)
                                                        -------------  ------------  -----------  --------------
Total from Investment Operations                               0.16          (0.48)       (0.70)         (0.67)
                                                        -------------  ------------  -----------  --------------
Distributions From:
  Net Investment Income                                       (0.06)            --           --             --
                                                        -------------  ------------  -----------  --------------
Net Asset Value, End of Period                            $   10.10     $     9.52    $    9.30     $     9.33
                                                        -------------  ------------  -----------  --------------
                                                        -------------  ------------  -----------  --------------
Total Return(b)                                                1.55%         (4.80)%      (7.00)%        (6.70)%
Ratio/Supplementary Data
  Net Assets at End of Period (000's omitted)             $   1,812     $    2,601    $     908     $      335
Ratios to Average Net Assets:
  Expenses Including Reimbursement/Waiver of Fees
   (c)(d)                                                      0.91%          1.31%        1.37%          1.45%
  Expenses Excluding Reimbursement/Waiver of Fees
   (c)(d)                                                     10.80%          9.46%       20.05%         63.51%
  Net Investment Income (Loss) including
   Reimbursement/Waiver of Fees (c)(d)                         5.81%          0.57%       (0.39)%         0.15%
Average Commission Rate Per Share (e)                           N/A     $   0.0587    $  0.0583     $   0.0444
Portfolio Turnover Rate (f)                                   75.17%          7.11%       25.08%          9.40%



+ Unaudited.


(a) Each of the Funds commenced operations on October 15, 1997.


(b) Total return would have been lower absent expense reimbursements and/or fee waivers.


(c) Annualized.


(d) Includes expenses allocated from the Portfolios of Core Trust (Delaware) or Schroder Capital Funds in which the Fund was invested.


(e) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities.


(f) The portfolio turnover rate reflects the activity of the Portfolio in which the Fund invests.

3. INVESTMENT OBJECTIVES


Each Fund pursues its investment objective as listed below in accordance with its own separate investment policies. No Fund is intended to be a complete investment program, and there is no assurance that any Fund will achieve its investment objective.

PERFORMA STRATEGIC VALUE BOND FUND seeks total return by investing primarily in income producing securities.

PERFORMA DISCIPLINED GROWTH FUND seeks capital appreciation by investing primarily in common stocks of larger companies.

PERFORMA SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks of smaller companies.

PERFORMA GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks of established companies throughout the world, including the United States.


4. HOW THE FUNDS PURSUE THEIR OBJECTIVES


STRUCTURE OF THE FUNDS

Each Fund seeks to achieve its objective by investing all of its investable assets in the Fund's corresponding Portfolio. Each Portfolio has the same investment objective and substantially similar investment policies as the corresponding Fund. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. The Portfolios in which the Funds invest are:

FUND                                       CORRESPONDING PORTFOLIO
-----------------------------------------  ------------------------------------------------
Performa Strategic Value Bond Fund         Strategic Value Bond Portfolio
Performa Disciplined Growth Fund           Disciplined Growth Portfolio
Performa Small Cap Value Fund              Small Cap Value Portfolio
Performa Global Growth Fund                Schroder Global Growth Portfolio

By pooling their assets in a Portfolio with other institutional investors, each of the Funds may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the Advisers of each Portfolio independently. See "Organization - Core and Gateway Structure."

You should read the "Additional Investment Policies" section and the appendices in conjunction with this section in order to fully understand the Funds' investments and risks. Although this section discusses the investment policies of the Portfolios, it applies equally to the Funds.


THE BOND FUND



PERFORMA STRATEGIC VALUE BOND FUND


Strategic Value Bond Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, Mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high quality fixed income investments.

In making investment decisions, the investment adviser focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. The investment adviser believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment adviser's investment process involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.


The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general 65% of the Portfolio's assets will be invested in fixed income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's Investors Service, Standard & Poor's, Fitch IBCA, Inc. or Duff & Phelps Credit Rating Co., or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in Appendix B. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by the investment adviser to be of comparable quality.


The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.

One of the primary tenets of the Fund is strategic diversification. Toward that end, the Fund will not invest more than: (1) 75% in corporate bonds, (2) 25% in one industry of the corporate market, (3) 50% in asset-backed securities, or (4) 60% in mortgage-related securities. U.S. Government securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.

The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred as "private placements" or "restricted securities.") In addition the Portfolio may invest in interest in other investment companies, which also may be "restricted securities." See "Additional Investment Policies - Derivative Investments" and "Appendix A - Glossary of Investment Terms - Futures, Options and Other Derivatives."

RISKS OF INVESTING IN FIXED INCOME SECURITIES. The primary risks of investing in any fixed income instrument are market risk (the risk of changing interest rates) and credit risk. In addition, prepayment risk and extension risk exist for certain types of fixed income instruments in which the Portfolio may invest.

Market risk refers to the change in the market value of fixed income investments held by a Portfolio, including money market instruments, when there is a change in interest rates. There is normally an inverse relationship between the market value of these securities and actual changes in interest rates. Thus, an increase in interest rates generally produces a decrease in market value of fixed income securities, while a decrease in interest rates generally produces an increase in market value of fixed income securities. Moreover, the longer the remaining maturity of a security, the greater is the affect of interest rate changes on the market value of the security.

Fixed income investments are subject to CREDIT RISK which refers to the ability of the debtor (the issuer of the instrument) and any other obligor, to pay principal and interest on the debt as it becomes due. Changes in the ability of an issuer to make payments of interest and principal and the market's perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Mortgage-related and asset-backed securities are subject to PREPAYMENT RISK, which refers to the fact that holders of these instruments may have all or any part of their principal investment returned by the issuer as the mortgages or other assets backing the investment are paid off. Prepayments during times of declining interest rates tend to lower the return of a Fund. Prepayments also may result in losses to a Fund if the securities were acquired at a premium (that is, for an amount above the security's par value).

Certain debt instruments may also be subject to EXTENSION RISK, which refers to the change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its assets in non-investment grade securities rated "C" and above (commonly referred to as "junk bonds"). These securities have speculative or predominantly speculative characteristics and provide poor protection for payment of principal and interest, but may have greater potential for capital appreciation than do higher quality securities. Non-investment grade securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do investment grade securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty.

THE EQUITY FUNDS

Each of Disciplined Growth Portfolio, Small Cap Value Portfolio, and Global Growth Portfolio (the "Equity Portfolios") invest primarily in common stock. The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. Common stocks in which a Portfolio may invest may be traded on a securities exchange or in the over-the-counter market and, particularly for smaller and foreign companies, may not be traded every day in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Portfolio of a security to meet redemptions by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


PERFORMA DISCIPLINED GROWTH FUND


Disciplined Growth Portfolio seeks greater long-term returns by investing primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the companies in which the Portfolio invests will be greater than $5 billion.

The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the investment adviser. The investment adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation and to the extent possible, gives equal weighting to portfolio securities.


PERFORMA SMALL CAP VALUE FUND


Small Cap Value Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

RISKS OF INVESTING IN SMALLER COMPANIES. Investment in smaller capitalization companies carries greater risk than investment in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies. Heavy trading generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure). Accordingly, the net asset value of the Fund can be expected to fluctuate more that that of other funds that invest in larger capitalization companies.

Smaller companies often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect the Portfolio's ability to sell the securities and can result in such securities being priced lower than otherwise might be the case. If other institutional investors trade in the securities of a smaller company in which the Portfolio holds an interest, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


PERFORMA GLOBAL GROWTH FUND


Global Growth Portfolio invests in common stocks of established companies located in the developed, newly industrialized and emerging markets. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in companies located in at least five countries, one of which will be the United States. The Portfolio can purchase stocks without regard to a company's market capitalization, although investments will generally be concentrated in the larger and, to a lesser extent, medium-sized companies relative to the particular market. The percentage of the Portfolio's assets invested in U.S. and non-U.S. stocks will vary over time in accordance with the outlook of the investment adviser.

Stock selection is at the heart of the investment adviser's investment process. The investment adviser emphasizes fundamental company analysis in its approach to selecting investments for the Portfolio. The investment adviser seeks companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors. In selecting companies for investment, the investment adviser considers historical growth rates and future growth prospects, management capability, competitive position in both domestic and export markets and other factors. The investment adviser will seek to add value through active geographic allocation. The investment adviser's allocation decisions are based upon its assessment of the likelihood that the country will have a favorable long-term business environment in which corporate growth will not be impeded by adverse macroeconomic or political factors.

The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed below. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

RISKS OF INTERNATIONAL INVESTING. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that the investment adviser, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

Moreover, (1) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (2) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (3) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States.; (4) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (5) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

The Portfolio may at times have to liquidate portfolio securities in order to acquire sufficient U.S. dollars to fund redemptions of the Funds or other investors or to purchase the U.S. dollars in order to pay its expenses. Changes in foreign currency exchange rates may contribute to the need to liquidate portfolio securities.

FOREIGN EXCHANGE CONTRACTS. Because the Portfolio will invest in non-U.S. dollar denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of its assets. This risk tends to be heightened in the case of investing in certain emerging market countries. For example, some currencies of emerging market countries have experienced repeated devaluations relative to the U.S. dollar, and major adjustments have periodically been made in certain of such currencies. Some emerging market countries may also have managed currencies that do not float freely against the dollar. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts to purchase or sell foreign currencies in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency sold, they also limit any possible gain that might result should the value of such currency rise. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the investment adviser fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future.

DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from these securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. The Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

ADDITIONAL INVESTMENT POLICIES

Each Fund's (and each Portfolio's) investment objective and all investment policies of the Funds (and Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of a Portfolio may be changed by that investment company's board of trustees without shareholder approval. See "Appendix A" and the SAI for further information.


BORROWING AND LENDING



As a fundamental policy, each Portfolio may borrow money but will limit borrowings to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests is not expected to exceed 5% of the value of a Portfolio's assets. Certain transactions, such as reverse repurchase agreements, that are similar to borrowings are not treated as borrowings to the extent that the are fully collateralized. Each Portfolio may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income. The total market value of securities loaned will not at any time exceed one-third of the value of the total assets of the Portfolio as determined by SEC guidelines. Lending portfolio securities may result in the possible loss of rights in the collateral should the borrower fail financially.



DIVERSIFICATION AND CONCENTRATION


Each Portfolio is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Portfolio may purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. No Portfolio may concentrate its assets in the securities of issuers in any one industry. As a fundamental policy, no Portfolio may purchase a security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, or repurchase agreements covering U.S. Government Securities.


U.S. GOVERNMENT SECURITIES


U.S. Government Securities are obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. U.S. Government Securities include obligations backed by the full faith and credit of the U.S. Government as well as securities supported primarily or solely by the creditworthiness of the agency or instrumentality issuing the security, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae"). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES


Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and securities subject to restrictions on resale, I.E., restricted securities, (other than those determined to be liquid by the investment advisers). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might also have to register securities subject to restrictions on resale in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.


TEMPORARY DEFENSIVE POSITION


When business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) commercial paper; (4) repurchase agreements; and (5) shares of "money market funds" registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Portfolio has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Portfolio may at any time invest a portion of its assets in cash and cash equivalents or, in other investment companies to the extent permitted under the 1940 Act. Except during periods when a Portfolio assumes a temporary defensive position, each Equity Portfolio will have at least 65% of its total assets invested in common stock and Strategic Value Bond Portfolio will have at least 65% of its total assets invested in bonds.


REPURCHASE AGREEMENTS


Repurchase Agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


COMMON AND PREFERRED STOCK AND WARRANTS


Each Equity Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by an Equity Portfolio of a security to meet withdrawals by interest holders or otherwise may require a Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

The Equity Portfolio(s) may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.


MORTGAGE-RELATED SECURITIES


Strategic Value Bond Portfolio may invest in mortgage-related securities, which represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities. Interests in mortgage-related securities differ from other forms of debt securities. Mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

The market for certain mortgage-related securities may be limited. This may increase the volatility of the price of a particular security and make it difficult for the portfolio to sell a security.

The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Adjustable rate mortgage-related securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

Stripped mortgage-related securities are classes of mortgage-related securities that receive different proportions of the interest and principal distributions from the underlying assets. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, the Portfolio does not purchase IOs or POs.


ASSET-BACKED SECURITIES


Strategic Value Bond Portfolio may invest in asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, leases of various types of real and personal property and receivables from revolving credit card agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, the market experience in these asset-backed securities is limited and the market may not be able to sustain liquidity through all phases of an interest rate or economic cycle.


DERIVATIVE INVESTMENTS



Each Portfolio may from time to time use various derivative instruments to protect its investment portfolio from movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing in securities denominated in foreign currencies. See "How the Funds Pursue Their Objectives - Performa Global Growth Fund - Foreign Exchange Contracts."


Derivative instruments include futures contracts on securities, financial indices and foreign currencies, options on contracts and on securities, financial indices and foreign currencies and interest rate swaps and swap-related products. The Portfolios use derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, a Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return. See "Appendix A" and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes a Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolios believe that the use of derivative instruments will be beneficial, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the investment adviser's judgment proves incorrect.


5. HOW PERFORMANCE IS SHOWN


Fund performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


This section will help you understand various terms that are commonly used to describe the Funds' performance. You may see references to these terms in the Funds' advertisements and in general media articles. These advertisements also may include comparisons of the Funds' performance relative to their peers, mutual fund averages or recognized stock market indices. The Funds may measure performance in terms of yield and total return.


Cumulative total return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (i.e., the life of the Fund), and does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's net asset value per share at the end of the 30-day period. Yield does not include changes in NAV. Generally, yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and the Fund continued to have the same yield for the entire year.


6. ORGANIZATION


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares; the costs of doing so will be borne by the Trust. As of the date of this Prospectus, each Fund offers one class of shares. The Trust currently offers thirty-nine separate series.

VOTING AND OTHER RIGHTS

Each share has one vote, with fractional shares voting proportionally. Shares of the Trust will vote together without regard to series or classes of shares on all matters except: (1) when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees. If a Fund were liquidated, its shareholder would receive the net assets of the Fund.

Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.


As of March 2, 1998, Norwest Bank Colorado, N.A. may be deemed to have controlled Performa Disciplined Growth Fund through investment in the Fund by its customers. As of the same date, Norwest Bank may be deemed to have controlled Performa Strategic Value Bond Fund, Performa Small Cap Value Fund and Performa Global Growth Fund through investment in the Funds by its customers. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.


CORE AND GATEWAY STRUCTURE

Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, each Portfolio directly acquires portfolio securities and a Fund acquires an indirect interest in those securities. Each Portfolio (other than Schroder Global Growth Portfolio) is a separate series of Core Trust (Delaware) ("Core Trust"), a business trust organized under the laws of the State of Delaware in 1994. Schroder Global Growth Portfolio is a separate series of Schroder Capital Funds ("Schroder Core"), a business trust organized under the laws of the State of Delaware in 1995. Core Trust and Schroder Core are registered under the 1940 Act as open-end, management, investment companies. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Core Trust or Schroder Core, as applicable.


THE PORTFOLIOS


A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.


The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Portfolio. Information regarding any such funds is available from Core Trust or Schroder Core by calling Forum at (207) 879-1900.



CERTAIN RISKS OF INVESTING IN PORTFOLIOS


A Fund's investment in a Portfolio may be affected by the actions of other large investors in that Portfolio. For example, if Disciplined Growth Portfolio had a large investor other than Performa Disciplined Growth Fund that redeemed its interest, Disciplined Growth Portfolio's remaining investors (including Disciplined

Growth Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.


The Board retains the right to withdraw each Fund's investment in a Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Portfolios. A Fund might withdraw its investment from a Portfolio, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by Norwest or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.



7. HOW THE FUNDS ARE MANAGED


TRUSTEES


The Board of Trustees oversees the business affairs of the Funds and is responsible for major decisions relating to each Fund's investment objective and policies. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons. A board of trustees for each of Core Trust (Delaware) and Schroder Capital Funds (each a "Core Board") performs similar functions with respect to the Portfolios of each investment company. The Board also monitors the activities of each Portfolio and its service providers.


INVESTMENT ADVISORY SERVICES


Norwest Investment Management, Inc. Subject to the general supervision of the Core Trust Board, Norwest makes investment decisions for the Portfolios (except for Global Growth Portfolio) and continuously reviews, supervises and administers each Portfolio's investment program or oversees the investment decisions of the subadvisers, as applicable. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of December 31, 1997, Norwest Corporation had assets of $88.5 billion, which made it the 11th largest bank holding company in the United States. As of that date, Norwest Corporation and its affiliates managed assets with a value of approximately $51.7 billion.


As part of its regular banking operations, Norwest Bank Minnesota, N.A. and other banking affiliates of Norwest may make loans to companies. Thus, it may be possible, from time to time, for a Portfolio to hold or acquire the securities of issuers which are also lending clients of Norwest's banking affiliates. A lending relationship will not be a factor in Norwest's selection of portfolio securities.

To assist Norwest, the Portfolios and Norwest have retained the services of three subadvisers. The subadvisers make investment decisions for, and continuously review, supervise and administer, that portion of a Portfolio's assets that Norwest believes should be managed by the subadviser. Norwest supervises the performance of the subadvisers.

GALLIARD CAPITAL MANAGEMENT, INC.


Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota, is a registered investment adviser that specializes in fixed income management. The firm manages assets on the premise that outstanding performance is achieved through fundamental security analysis and strategic portfolio diversification. As of August 31, 1997, Galliard had over $3.1 billion in assets under management. Galliard is the subadviser of Strategic Value Bond Portfolio.


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.



Schroder, whose principal business address is 787 7th Avenue, 34th Floor, New York, New York 10019, is a registered investment adviser. Subject to the general supervision of the Schroder Core Board, Schroder makes investment decisions for Schroder Global Growth Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. Schroder is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services. As of September 30, 1997, Schroder Group had over $175 billion in assets under management.



SMITH ASSET MANAGEMENT GROUP, LP.


Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas, is a registered investment adviser. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of August 31, 1997, the Smith Group managed over $230 million in assets. Smith Group is the subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio.

PORTFOLIO MANAGERS

The following persons are primarily responsible for the management of the Portfolios' assets and have served as the portfolio managers since the inception of the Portfolios.


PERFORMA STRATEGIC VALUE BOND FUND (STRATEGIC VALUE BOND PORTFOLIO)


The investment management team of Richard Merriam, John Huber and David Yim at Galliard Capital Management. Mr. Merriam, CFA, has been a Principal in the firm since 1995 and is responsible for Galliard's investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Prior thereto, he served as a Senior Vice President at Washington Square Capital where he oversaw management of nearly $5.0 billion in assets. He obtained a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been actively involved in the management of the Norwest Advantage Stable Income Fund and the Norwest Advantage Diversified Bond Fund. He has over seven years' investment management experience and has obtained a B.A. from the University of Iowa and an M.B.A. from the University of Minnesota. Mr. Yim has been a Portfolio Manager and Director of Investment Research since 1995. Prior to joining Galliard, he worked for American Express Financial Advisors for 6 years, most recently as a Research Analyst focusing on the Insurance and Finance Industries. He obtained a B.A. from Middlebury College and an M.B.A. from the University of Minnesota.


PERFORMA DISCIPLINED GROWTH FUND (DISCIPLINED GROWTH PORTFOLIO) AND PERFORMA SMALL CAP VALUE FUND (SMALL CAP VALUE PORTFOLIO)


Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manger with NationsBank where he managed approximately $1 billion of client assets. At NationsBank,

Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style used in a mutual fund and collective investment fund and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for an identified segment in the disciplined equity style for an unaffiliated mutual fund. His educational background includes a B.S. in Industrial Engineering and an M.B.A., both received from the University of Alabama. He was awarded the Chartered Financial Analyst (CFA) designation in 1981.


PERFORMA GLOBAL GROWTH FUND (SCHRODER GLOBAL GROWTH PORTFOLIO)


The investment management team of Michael Perelstein and Paul Morris (with the assistance of a Schroder investment committee). Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, he was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Mr. Morris has been a Senior Vice President of SCMI and a Director of Schroder Capital Management Inc. since January 1997. Prior thereto he was Principal and Senior Portfolio Manager at Weiss Peck & Greer, L.L.C.; Managing Director (Equity Division) UBS Asset Management and Equity Portfolio Manager at Chase Investors Management Corp.

BACKGROUND OF SMITH GROUP PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios primarily managed by Stephen Smith, the portfolio manager of Disciplined Growth Portfolio and Small Cap Value Portfolio, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolios. The data are provided to illustrate the past performance of Mr. Smith in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Portfolios. Investors should not consider this performance data as an indication of future performance of the Portfolios, the Smith Group or Mr. Smith.


Mr. Smith's composite performance data were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gain and loss. All returns reflect the deduction of the highest effective investment advisory fees, brokerage commissions and execution costs paid by the investment adviser's private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Had the Fund's expenses been used, the composite performance would have been lower. Account fees vary depending on, among other things, the applicable fee schedule, portfolio size and nature of the account. Mr. Smith's fees are available on request. Mr. Smith's composites include all actual, fee-paying, discretionary institutional private accounts and mutual fund portfolios managed by Mr. Smith that have substantially the same investment objectives and policies. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of Mr. Smith's composites combine the individual accounts' returns (calculated on a time-weighted rate of return) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.



The institutional private accounts that are included in Mr. Smith's composites are not subject to the same types of expenses to which the Portfolios are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolios by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for Mr. Smith's composites could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.


The investment results of Mr. Smith's composites presented below are unaudited and do not represent the past performance of nor predict the future returns that might be experienced by the Portfolios or an individual investor investing in the Performa Disciplined Growth Fund or the Performa Small Cap Value Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                     MR. SMITH'S COMPOSITE FOR THE
                                      DISCIPLINED GROWTH STYLE(2)        S&P 500 INDEX(3)
                                 --------------------------------------  -----------------
1995                                              38.05%                         37.54%
1996                                              31.26%                         22.99%
1997                                              39.20%                         33.34%
1 Year(1)                                         39.20%                         33.34%
2 Years(1)                                        35.18%                         28.06%
Since Inception
1/1/95(1)                                         36.13%                         31.15%


                                     MR. SMITH'S COMPOSITE FOR THE
                                         SMALL CAP VALUE STYLE            RUSSELL 2000(4)
                                 --------------------------------------  -----------------
Since Inception
11/1/96(1)                                        30.36%                         25.83%
1997                                              23.38%                         22.36%



(1) Average annual return through December 31, 1997. Return for less than one year is not annualized.

(2) The composite returns shown in this chart consists of total returns for the period January 1995 through September 1997 of accounts for which Stephen S. Smith, now Chief Investment Officer of the Smith Group, served as the primary manager as described above, including the period January 1, 1995 - October 31, 1995, during which Mr. Smith was senior portfolio manager for another firm. The composite does not include the performance of other accounts not managed similarly to the Portfolio. Since November 1, 1995 at Smith Group, Mr. Smith has employed the same investment style in discretionary private accounts as he employed in the accounts described above. No other person played a significant part in achieving the prior performance of these accounts during Mr. Smith's tenure. The data for January 1, 1995 - October 31, 1995 are not, and should not be, construed as the performance data of Smith Group, which began business on November 1, 1995.
(3) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(4) The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The average market capitalization of companies included in the Index is approximately $580 million. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


ADVISORY FEES

Norwest (Schroder in the case of Global Growth Portfolio) is paid an advisory fee at the following annual rates of the Portfolios' average daily net assets.

FUND                                                                          ADVISORY FEE
----------------------------------------------------------------------------  ---------------
Strategic Value Bond Portfolio (Performa Strategic Value Bond Fund)                  0.50%
Disciplined Growth Portfolio (Performa Disciplined Growth Fund)                      0.90%
Small Cap Value Portfolio (Performa Small Cap Value Fund)                            0.95%
Schroder Global Growth Portfolio (Performa Global Growth Fund)                       0.50%

Norwest (and not the Portfolios) pays Smith and Galliard a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Portfolio to Norwest.

Each Fund may withdraw its investments from its corresponding Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Organization - Core and Gateway Structure." Accordingly, each Fund has retained Norwest as its investment adviser and the corresponding Portfolio's subadviser as a subadviser. Similarly, in the event that Performa Global Growth Fund withdraws its investment from its corresponding Portfolio, the Fund has retained Schroder as a subadviser. Under these "dormant" investment advisory arrangements, no Fund pays any advisory fees as long as the Fund remains completely invested in its corresponding Portfolio or any other investment company. In the event that a Fund were to withdraw its assets from its corresponding Portfolio (other than Schroder Global Growth Portfolio), Norwest would receive an advisory fee from the Fund at the same rate as the fee paid by the Portfolio. In the event that Performa Global Growth Fund were to withdraw its assets from Global Growth Portfolio, Norwest would receive an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets. Pursuant to the Funds' dormant subadvisory agreements, Norwest (and not the Funds) would pay Schroder, Smith or Galliard, as applicable, a fee for its subadvisory services.

THE FUNDS' EXPENSES

Each Fund is responsible for all expenses related to its operations. Theses expenses include legal and accounting expenses; trustees' fees and expenses; insurance premiums; fees and expenses of the Fund's service providers; brokerage fees and expenses; expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities; the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to a Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. Similar policies pertain to the Portfolios.

PORTFOLIO TRADING AND TRANSACTIONS

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. Each Adviser seeks "best execution" for all portfolio transactions, but a Portfolio may pay higher than the lowest available commission rates when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Portfolio that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolios' policy of obtaining the best price consistent with quality of execution of transactions, each Adviser may employ broker-dealer affiliates of the Adviser (collectively "Affiliated Brokers") to effect brokerage transactions. The payment of commissions to Affiliated Brokers is subject to procedures to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Portfolio's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the Adviser directing the transaction receive brokerage transactions in recognition of research services provided to the Adviser. The Advisers may effect transactions through brokers who sell Fund shares.

The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Advisers anticipate that the annual portfolio turnover rate of each Portfolio will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Portfolio were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs and an increase in short term capital gains or losses to the Portfolio.


YEAR 2000 COMPLIANCE



LIKE OTHER MUTUAL FUNDS, FINANCIAL AND OTHER BUSINESS ORGANIZATIONS AND INDIVIDUALS AROUND THE WORLD, THE FUNDS COULD BE ADVERSELY AFFECTED IF THE COMPUTER SYSTEMS USED BY THE ADVISER AND OTHER SERVICE PROVIDERS TO THE FUNDS DO NOT PROPERLY PROCESS AND CALCULATE DATE-RELATED INFORMATION AND DATA FROM AND AFTER JANUARY 2000. THE ADVISER HAS TAKEN STEPS TO ADDRESS THE YEAR 2000 ISSUE WITH RESPECT TO THE COMPUTER SYSTEMS THAT IT USES AND TO OBTAIN REASONABLE ASSURANCES THAT COMPARABLE STEPS ARE BEING TAKEN BY THE FUNDS' OTHER MAJOR SERVICE PROVIDERS. THE ADVISER DOES NOT ANTICIPATE THAT THE ARRIVAL OF THE YEAR 2000 WILL HAVE A MATERIAL IMPACT ON ITS ABILITY TO CONTINUE TO PROVIDE THE FUNDS WITH SERVICE AT CURRENT LEVELS.


THE FUNDS' OTHER SERVICE PROVIDERS


MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES


As manager, Forum supervised the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity, Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others.

FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including preparing and printing updates of the Trust's registration statement and prospectuses, preparing proxy and information statements and monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators.

As of October 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $25.5 billion. For their services to the Funds, FAS and Forum each receives a fee at an annual rate of 0.025% of the Fund's average daily net assets.

FAS also serves as administrator of each Portfolio, except Schroder Global Growth Portfolio, for which it serves as subadministrator. FAS provides services to the Portfolios (other than Schroder Global Growth Portfolio) that are similar to those provided to the Funds by Forum and FAS. Schroder Advisors serves as administrator and Forum serves as subadministrator of Schroder Global Growth Portfolio. Schroder Advisors and Forum provide certain management and administrative services necessary for the Portfolio's operations, other than the administrative services provided to the Portfolio by Schroder.


For its services with respect to each Portfolio (other than Schroder Global Growth Portfolio) FAS receives a fee at an annual rate of 0.05% of the Portfolio's average daily net assets. For their services to Schroder Global Growth Portfolio, Schroder Advisors receives a fee at an annual rate of 0.15% and Forum receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets.


Pursuant to a separate agreement, Norwest receives a fee with respect to Performa Global Growth Fund at an annual rate of 0.25% of the Fund's average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the Portfolio and reimbursing the Fund for certain excess expenses. Fees are payable under this agreement based on the Fund's assets invested in the Portfolio.

Forum Accounting Services, LLC provides portfolio accounting services to each Fund and to each Portfolio. Forum is the manager of the Funds and distributor of their shares. Forum is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum also serves as the placement agent of the Portfolios. These companies are members of the Forum Financial Group of companies, Two Portland Square, Portland, Maine 04101, which together provide a full range of services to the investment company and financial services industry. As of April 1, 1998, they were controlled by John
Y. Keffer, President and Chairman of the Trust.



TRANSFER AGENT AND CUSTODIAN


Norwest Bank serves as transfer agent and dividend disbursing agent for the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions and acts as dividend disbursing agent for the Funds. The Transfer Agent is permitted to subcontract any or all of its functions with to qualified agents. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets.


Norwest Bank also serves as each Fund's and each Portfolio's (other than Global Growth Portfolio's) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives a fee with respect to each Portfolio at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the Portfolio's remaining average daily net assets. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio. The Chase Manhattan Bank serves as custodian of Schroder Global Growth Portfolio and is paid a fee for its services.


BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to a fund and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Funds and their shareholders. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Funds could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


8. ABOUT YOUR INVESTMENT


GENERAL INFORMATION

Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order, or receipt of a redemption request, on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day").

GENERAL PURCHASE INFORMATION

Accounts may be opened - and shares purchased and redeemed - only through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). For information regarding opening an account to purchase shares of the Funds, please call toll free: (888) 800-6748.

When you purchase shares through a Processing Organization, you are subject to the Processing Organization's procedures, and you should read this Prospectus along with all materials and other information provided by the Processing Organization. Processing Organizations are responsible for promptly transmitting purchase, redemption and other requests to the Funds and may charge you a fee for these services. Typically, there is a three-day settlement period for purchases and redemptions through broker-dealers.

When you purchase and redeem through a Processing Organization the Trust confirms your transactions directly with the Processing Organization. The Processing Organization, in turn, provides you with confirmations and periodic statements. If a Processing Organization fails to carry out its obligations to you, the Trust is not responsible. The Funds may suspend the sale of shares at any time and may refuse any order to purchase shares.

Generally, a minimum investment of $1,000 is required to open an account, the minimum subsequent investment is $100 and you may make $100 monthly periodic investments. A Processing Organization may set different minimums. Refer to your Processing Organization for instructions pertaining to the purchase of shares.

GENERAL REDEMPTION INFORMATION

Generally, shares may be redeemed at their net asset value next determined on any Fund Business Day. The Funds impose no minimum period of investment and no restriction on the frequency of redemptions, however Processing Organizations may impose such minimums and restrictions. Refer to your Processing Organization for instructions pertaining to the redemption of shares. For information regarding redemption of shares of the Funds, please call toll free: (888) 800-6748.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund calculates the net asset value of its shares on each Fund Business Day by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange. The Funds only determine net asset value on Fund Business Days.

Securities of a Portfolio for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by applicable Core Board.

Trading on international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder, as applicable, determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.


9. THE FUNDS' DISTRIBUTIONS AND CERTAIN TAX INFORMATION


HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS

Dividends of net investment income are declared and paid monthly in the case of Performa Strategic Value Bond Fund and declared and paid annually in the case of all other Funds. Distributions of net capital gain, if any, realized by a Fund are distributed annually. You may have dividends and distributions reinvested in shares of the same Fund (the "Reinvestment Option"), receive dividends and distributions in cash (the "Cash Option") or have dividends and distributions reinvested in shares of another Fund or Investor Shares of Ready Cash Investment Fund (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. You are assigned this option unless you selected one of the other two options. Under the Cash Option, all dividends and distributions are paid to you in cash. Under the Directed Dividend Option, if you have shares of a Fund in a single account that total $10,000 or more, you may elect to have all dividends and distributions reinvested in shares of another fund, provided that those shares are eligible for sale in the your state of residence. For further information concerning the Directed Dividend Option, you should contact the Transfer Agent or your Processing Organization.

TAX INFORMATION

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to you as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain from capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If you hold shares for six months or less and during that period receive a long-term capital gain distribution, any loss realized on the sale of the shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Dividends or distributions made to you shortly after the purchase of Shares, although in effect a return of capital to you, will be taxable to you as described above.

It is expected that a portion of the dividends of each Fund, except Performa Strategic Value Bond Fund, will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year.

No Portfolio is required to pay federal income taxes on its net investment income and capital gain, as each Portfolio is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the Funds investing in the Portfolio in proportion to the Funds' holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. Performa Global Growth Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by its Portfolio. As a shareholder of that Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes.

Each Fund is required by federal law to withhold 31% of reportable payments paid to you (which may include dividends, capital gain distributions and redemptions) if you fail to provide the Fund with a correct taxpayer identification number or make required certifications, or who is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to you shortly after the close of each calendar year.

You should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A
                          GLOSSARY OF INVESTMENT TERMS

This glossary describes some of the types of securities and other obligations in which a Fund (or Portfolio) may invest. Although the descriptions refer to Portfolios only, the descriptions apply also to investments by the Funds. The Funds (and Portfolios) are not limited to the securities and obligations listed below, and may invest in the securities and other obligations described below and in other types of securities and obligations to the extent permitted by its investment objectives and policies. Refer to the SAI for a more detailed discussion of the Funds' investment policies and these and other securities and obligations in which the Funds (and Portfolios) may invest.

EQUITY AND RELATED SECURITIES

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and may earn dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including holders of debt securities) and, if applicable, preferred stockholders, are paid. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer.

CONVERTIBLE SECURITIES are preferred stocks or bonds that are convertible into common stock at a specified price or conversion ratio within a specific amount of time.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based company that entitle the holder to dividends and capital gain on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts ("ADRs")), foreign financial institutions (Global or European Depositary Receipts) and broker-dealers (depositary shares). Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. A preferred stockholder generally is a shareholder in the company and not a creditor of the company. Preferred stock generally does not carry voting rights.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a specified period or indefinitely. The specified price for warrants usually represents a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance.

DEBT AND RELATED INVESTMENTS

BILLS, NOTES, BONDS AND DEBENTURES are debt securities issued by a corporation or other business entity, municipality, government or government agency. Bills usually have the shortest maturities and bonds the longest maturities. The issuer is required to pay the holder the face or principal amount of the loan at a specified maturity and, except for zero coupon securities, to make scheduled interest payments during the term of the securities.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are debt obligations that are collateralized by mortgages or mortgage pass-through securities ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs may have priority over other classes with respect to the receipt of payments. CMOs may have complicated structures and generally involve more risks than less complex mortgage-related securities.

DEMAND NOTES are unsecured obligations redeemable upon a specified number of days' notice (typically not more than 30 days). These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for them. Although a purchaser of a demand note would generally not be able to resell a master demand note to a third party, the purchaser is entitled to demand payment from the issuer at any time in accordance with the note's notice provisions.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes securities of all maturities (for instance, bills, notes and bonds), securities on which interest or dividend payments are made before maturity and zero coupon securities, and securities of various issuers (for instance, corporate instruments, municipal securities and U.S. Government Securities) that pay a specified rate of interest for a specified period of time. The term also can include preferred stock, which pays fixed-dividends. Coupon, discount and dividend rates usually are fixed for the term of a security, but can provide for an increase or decrease in rate during the term of the security.

GUARANTEED INVESTMENT CONTRACTS are arrangements with an insurance companies under which the purchaser of the contract contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate may be fixed or tied to a specified market index, and the principal and interest are guaranteed by the insurance company.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by an NRSRO (i.e., "BB" or lower by S&P's and "Ba" or lower by Moody's). Other terms commonly used to describe these securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." These securities have speculative or predominantly speculative characteristics.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to securityholders on a pro rata basis. These securities involve prepayment risk, which is the risk that during periods of declining interest rates, the underlying mortgages or other debt may be refinanced or paid off prior to their maturities, leaving the holder unable to reinvest the prepaid amount at an interest rate comparable to the rate on the prepaid securities.

PARTICIPATION INTERESTS are interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender the participation interests back to the bank or other institution.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique is similar to borrowing.

SECURITY LOANS occur when the holder of a security lends it and receives a fee from the borrower or is able to retain interest from investing cash collateral deposited by the borrower. The lender may pay fees to arrange securities loans. Security loans involve the risk that the borrower will fail to return the borrowed security. In that case, the lender bears the risk of market value fluctuations until the security is returned or collateral can be liquidated and the proceeds (which may not cover the effects of fluctuations and the lenders costs) used to replace the unreturned securities.

VARIABLE AND FLOATING RATE SECURITIES are securities that have variable or floating rates of interest that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. In certain limited circumstances, adjustments in a security interest rate may affect the amount of principal paid at maturity. The adjustable rate tends to decrease the security's price sensitivity to changes in interest rates.

ZERO COUPON SECURITIES are debt securities that are issued at a discount from face value and do not pay interest prior to maturity. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than securities of comparable quality and maturity that pay interest during their term. Holders of a zero-coupon security with a term of more than a year must treat a portion of the discount of the security as income on the purchase price paid for the security. As the Funds distribute all of their net investment income, a Portfolio may have to sell portfolio securities to distribute the income resulting from this treatment, which may result in a taxable gain or loss and occur at a time when the investment adviser would not otherwise have chosen to sell the securities.

OTHER INVESTMENT TERMS AND TECHNIQUES

DOLLAR ROLL TRANSACTIONS occur when a Portfolio sells fixed income securities, typically mortgage-related securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the party to whom the original securities were sold. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the Portfolio but it assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other forward commitments, dollar roll transactions involve the risk that the market value of the securities to be purchased by the Portfolio may decline below the price at which the Portfolio sold the original securities. Also, if the buyer of the original securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other buyer, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities, which may have increased a market value on the price at which the original securities were sold.

MARKET CAPITALIZATION refers to the value of an issuer's outstanding stock and is calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

RULE 144A SECURITIES are securities that are not registered for sale to the general public and may be resold only to certain types of institutional investors. Because of the restrictions on their resale, these securities may be difficult to resell at the same price as comparable non-restricted securities.

SHORT SALES AGAINST-THE-BOX occur when a Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to securities which the Portfolio has borrowed and sold, otherwise referred to as "sold short." For federal income tax purposes, short sales against-the-box may in certain cases be made to defer recognition of gain or loss on the sale of securities until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain on securities it owns and sells identical securities short against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain.

WHEN-ISSUED, DELAYED DELIVERY and FORWARD TRANSACTIONS generally involve the purchase of a security under an agreement to make payment and accept delivery at some time in the future, (i.e., beyond the normal period of securities settlement). A Portfolio does not earn interest on such securities until settlement but bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government Securities may be sold in this manner.

CERTIFICATES OF PARTICIPATION are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.

FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts generally are not exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on future purchases of such securities. Portfolios may also enter into forward contracts to purchase or sell securities indicies or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver a commodity at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities indicies and financial indices, including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures contracts are standardized and traded on exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, securities, indices, commodity prices or other financial indicies. These securities may be positively or negatively indexed (i.e., their value may increase or decrease based on a movement in the price of the linked component). Indexed/structured securities may have return characteristics similar to direct investments in the linked component and may be more volatile than a direct investment in the linked component. These investments may be difficult to resell and a purchaser bears both the market risk of an investment in the linked component and the credit risk of the issuer.

INVERSE FLOATERS, a type of indexed/structured security, are variable or floating rate securities that pay interest at a rate that varies inversely with movements in prevailing short-term interest rates. Upon reset of the interest rate payable on an inverse floater, its interest rate may decrease if the linked interest rate increases. When short-term interest rates are relatively low compared to long-term interest rates, a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, potential yield. These investments may be difficult to resell and a purchaser bears both the market risk of the investment and the credit risk of the issuer.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. Options may have standardized terms and be traded as exchanges or may be tailor-made and difficult to resell. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. A purchaser of a non-standardized option is subject both to market risk and the credit risk of the issuer.

SWAP AGREEMENTS include interest rate and mortgage (or other asset) swap agreements. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a substantial impact on a Portfolio's performance. Swap agreements expose a Portfolio to movements in the relative value of the obligations being swapped, to the credit risk of the counterparties and to the Portfolio's ability to terminate its swap agreements or reduce its exposure to them through offsetting transactions.

                                   APPENDIX B
                        EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment advisers consider security ratings when making investment decisions, each adviser also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES

INVESTMENT GRADE RATINGS

"AAA"           Highest rating; extremely strong capacity to pay principal and interest.
"AA"            High quality; very strong capacity to pay principal and interest.
"A"             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
"BBB"           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

NON-INVESTMENT GRADE RATINGS

"BB," "B"       Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
"CCC," "CC"     Progressively higher degrees of speculation.
"C"             Highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
"D"             In default.

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE RATINGS

"Aaa"           Highest quality, smallest degree of investment risk.
"Aa"            High quality; together with Aaa bonds, they compose the high-grade bond group.
"A"             Upper-medium grade obligations; many favorable investment attributes.
"Baa"           Medium-grade obligations; neither highly protected nor poorly secured.
                Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

NON-INVESTMENT GRADE RATINGS

"Ba"            More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
"B"             Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
"Caa"           Poor standing, may be in default; elements of danger with respect to principal or interest payments.
"Ca"            Speculative in a high degree; could be in default or have other marked shortcomings.
"C"             Lowest-rated; extremely poor prospects of ever attaining investment standing.

                       NORWEST WEALTHBUILDER II PORTFOLIOS







                                  April 1, 1998







                    NORWEST WEALTHBUILDER II GROWTH PORTFOLIO


              NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO


               NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO


          ------------------------------------------------------------






                                Not FDIC Insured

                                TABLE OF CONTENTS

       PROSPECTUS SUMMARY..................................................... 2
       EXPENSE INFORMATION.................................................... 4
       FINANCIAL HIGHLIGHTS
       INVESTMENT OBJECTIVES AND POLICIES..................................... 6
       Investment Objectives.................................................. 7
       Investment Policies.................................................... 7
       Additional Investment Policies and Risk Considerations.................12
       MANAGEMENT OF THE PORTFOLIOS...........................................13
       PURCHASES AND REDEMPTIONS OF SHARES....................................15
       General Purchase Information...........................................15
       HOW TO BUY SHARES......................................................17
       Minimum Investment.....................................................17
       Purchase Procedures....................................................17
       Subsequent Purchases...................................................18
       Account Application....................................................18
       General Information....................................................19
       HOW TO SELL SHARES.....................................................19
       General Information....................................................19
       Redemption Procedures..................................................19
       Other Redemption Matters...............................................20
       OTHER SHAREHOLDER SERVICES.............................................20
       Exchanges..............................................................20
       Automatic Investment Plan..............................................21
       Retirement Account.....................................................21
       Automatic Withdrawal Plan..............................................22
       Reopening Accounts.....................................................22
       DIVIDENDS AND TAX MATTERS..............................................22
       Dividends..............................................................22
       Tax Matters............................................................22
       OTHER INFORMATION......................................................23
       Determination of Net Asset Value.......................................23
       Performance Information................................................24
       The Trust and Its Shares...............................................24


UNDERSTANDING THIS PROSPECTUS: References to "you" and "your" in this Prospectus refer to current shareholders and/or prospective investors, and references to "we", "us", and "our" refer to the Portfolios or the Trust, as the context may indicate.

 APRIL 1,  1998



Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are separate investment portfolios designed to offer you access to professionally managed mutual funds from well-known fund groups. Each Portfolio seeks to achieve its objective by allocating its assets across asset classes of stocks, bonds, and money market instruments through a number of affiliated and non-affiliated funds ("Underlying Funds"). Each Portfolio holds a portfolio of stock funds, for growth potential, and bond and money market funds, for decreased volatility and increased price stability. The Portfolios' investment adviser may select from a wide range of mutual funds based upon changing markets and advantageous risk/return characteristics of the various asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. INVESTMENTS IN A PORTFOLIO MAY RESULT IN YOUR INCURRING GREATER EXPENSES THAN IF YOU WERE TO INVEST DIRECTLY IN THE MUTUAL FUNDS IN WHICH THE PORTFOLIO INVESTS. The Portfolios are diversified series of Norwest Advantage Funds (the "Trust"), an open-end, management investment company.


  * NORWEST WEALTHBUILDER II GROWTH PORTFOLIO seeks long-term capital appreciation.
  * NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO seeks long-term capital appreciation with a secondary emphasis on income.
  * NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO seeks a balance of capital appreciation and income.

This Prospectus provides you with concise information about the Portfolios and the Trust that you should know before you invest. A Statement of Additional Information ("SAI") dated April 1, 1998, as amended from time to time, containing additional information about the Portfolios has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is available for reference on the SEC's Web Site (http://www.sec.gov) and is incorporated into this Prospectus by reference. You also may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling [(207) 879-0001.] Please read this Prospectus and retain it for future reference.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.


AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES

Norwest WealthBuilder II Growth Portfolio seeks long-term capital appreciation.

Norwest WealthBuilder II Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income.

Norwest WealthBuilder II Growth Balanced Portfolio seeks a balance of capital appreciation and income.

INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Funds", that consist of affiliated and non-affiliated, open-end, management investment companies or series thereof. In addition, each Portfolio may hold other investment securities directly and may invest otherwise uninvested assets in repurchase agreements. You may choose to invest in one or more of the Portfolios based on your personal investment goals, risk tolerance and financial circumstances. (See "Investment Objectives and Policies.") The Portfolios invest in affiliated funds under exemptive relief granted to the Trust by the SEC. Investments in unaffiliated funds will be deferred until the Trust obtains additional relief from the SEC.

PORTFOLIO STRUCTURES

Each Portfolio seeks to achieve its objective by investing in a number of Underlying Funds. Each Underlying Fund invests using a different investment objective and a different investment style.

INVESTMENT ADVISER

Norwest Investment Management, Inc. ("Norwest" or the "investment adviser"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), serves as each Portfolio's investment adviser. Norwest also serves as the investment adviser and, in most cases, affiliates of Norwest serve as investment subadviser for each affiliated Underlying Fund. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of August 31, 1997, managed over $22 billion in assets. (See "Management of the Portfolio -- Investment Advisory Services".) Norwest is paid an investment advisory fee directly by each Portfolio for its services with respect to allocating and monitoring the investment of each Portfolio's assets in Underlying Funds and other investment securities.

PORTFOLIO MANAGEMENT, ADMINISTRATION AND OTHER SERVICES


Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. serves as the Portfolios' manager and distributor of the Portfolios' shares. Forum Administrative Services, LLC ("FAS") provides administrative services for each Portfolio. (See "Management of the Portfolios -- Management and Administration" and "Distribution and Distribution Plan".)

Norwest Bank serves as the Portfolios' transfer and dividend disbursing agent and custodian. (See "Management of the Portfolios -- Shareholder Servicing and Custody" and "-- Management, Administration and Distribution Services".)

PORTFOLIO SHARES

The Portfolios offer Class C shares, which are sold at net asset value plus an initial sales charge of up to 1.50%. The sales charges may be reduced or waived for certain purchases. (See "Purchases and Redemptions of Shares -- General Purchase Information".) The Portfolios' Class C shares are subject to a distribution fee at the annual rate of 0.75% of the average daily net assets of the Portfolio's Class C shares.

HOW TO BUY AND SELL SHARES

You may purchase or redeem shares by mail, by bank wire, and through your broker-dealer or financial institution. The minimum initial investment in Norwest WealthBuilder II is $25,000. There is a $500 minimum subsequent investment, except for IRA and systematic investing for which the minimum subsequent investment is reduced to $150. (See "How to Buy Shares" and "How to Sell Shares".)

EXCHANGES


You may exchange shares of a Portfolio for shares of other Portfolios at the respective net asset values next determined. (See "Other Shareholder Services -- Exchanges".)


SHAREHOLDER FEATURES

Each Portfolio offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Your purchases of shares may be eligible for a Reinstatement Privilege. (See "Other Shareholder Services".)

DIVIDENDS AND DISTRIBUTIONS

The Portfolios will pay dividends of net investment income and distributions of net capital gain once each year. We reinvest your dividends and distributions in additional Portfolio shares unless you elect to have them paid in cash. (See "Dividends and Tax Matters".)

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that a Portfolio or Underlying Fund will achieve its investment objective, and each Portfolio's and Underlying Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio of investment securities. Upon redemption, an investment in a Portfolio or Underlying Fund may be worth more or less than its original value.


The Portfolios seek to reduce the risk of your investment by diversifying among different assets classes of stock, bonds and money market instruments and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are designed to provide you with a single investment that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in the various asset classes, such as market risks related to stocks and bonds as well as the risk of investing in a particular Underlying Fund, such as risks related to the particular investment management style.


"Stock risk" is the possibility that stock prices and, therefore the net asset value of stock funds, will decline over time. Smaller company and international stocks, and therefore the mutual funds that invest in these stocks, offer additional risks beyond general stock risk. "Bond risk" is the possibility that the market value of bonds, and therefore the net asset value of bond funds, will decline over time because of changes in market interest rates or issuers' ability to meet its repayment obligations.

Investment techniques used by certain of the Underlying Funds may entail additional risks, such as the potential use of leverage through borrowings and securities lending. (See "Investment Objectives and Policies -- Additional Investment Policies and Risk Considerations.")

HOW THE PORTFOLIOS CAN HELP YOU MEET YOUR INVESTMENT NEEDS

If you are looking for a single, convenient investment that provides broad diversification among actively managed mutual funds, the Norwest WealthBuilder II Portfolios may be appropriate for you. Our professional management team reviews, analyzes, selects and monitors each Portfolio's Underlying Funds for you.

ASSET ALLOCATION STRATEGY. Each Portfolio diversifies among asset classes. Commonly referred to as "asset allocation," this strategy can minimize the risks of investing in a single security or single class of securities. Because the performance of asset categories does not always move in the same direction at the same time, investing in a mix of asset classes can help reduce volatility. This strategy may provide more consistent returns, which may be higher or lower than a less diversified investment.

The investment adviser allocates each Portfolio's investments among Underlying Funds that represent a broad spectrum of investment options. The stock, bond and money market fund allocations and the range of investments are based on the degree to which the Underlying Funds (and any direct investments) selected are expected in combination to be appropriate for a Portfolio's particular investment objective. As a result of appreciation or depreciation, changes in market factors or otherwise, the percentage of a Portfolio's assets invested in various Underlying Funds will vary.

The Portfolios are for investors who prefer to be invested in a portfolio diversified across major asset classes of stocks, bonds, and money market instruments and investment styles and who want professional, active management of a portfolio of Underlying Funds from well-known fund families. The Portfolios are suitable for intermediate or long-term investing, as well as retirement savings (including IRAs and other retirement plans). Each Portfolio is designed to provide a level of exposure to the growth potential and risks of the stock market different from that provided by the other Portfolios. The Portfolios also differ in the amount of assets they allocate among stock funds that invest primarily in large capitalization, small capitalization and international issues.

TYPES OF UNDERLYING FUNDS

INVESTMENT COMPANIES. The Portfolios normally invest in open-end management investment companies or series thereof. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. Each Portfolio may hold certain securities directly.

STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks and international stocks.

BOND FUNDS. Bond funds invest primarily in debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

MONEY MARKET FUNDS. The Portfolios may invest in Underlying Funds that are money market funds, which means that the fund invests in U.S.-dollar denominated short-term money market instruments that the Underlying Funds' have determined present minimal credit risk. Under normal circumstances, the Portfolios may invest their money market fund investments in affiliated money market Underlying Funds. The Portfolios may also invest directly in money market instruments, which include commercial paper and time deposits issued by large banks, repurchase agreements and U.S. Government securities.

EXPENSE INFORMATION

The following tables are to assist you in understanding the fees and expenses you bear directly or indirectly through investing a Portfolio's Class C shares. The tables do not reflect the operating expenses and investment advisory fees of the Underlying Funds. (See "Management" and "Portfolio Expenses" for further information.)

 SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge on Purchases                                      1.50%(1)
  Deferred Sales Charge or Redemption Fees                             None
Exchange Fees                                                          None


 ANNUAL PORTFOLIO OPERATING EXPENSES(2)

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Advisory Fee (fund selection and asset allocation services)            0.35%
12b-1 Fees(3)                                                          0.75%
Other Expenses (after fee waivers and expense reimbursements)(4)       0.15%


 TOTAL PORTFOLIO OPERATING EXPENSES

(AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS) (5)                     1.25%

(1) For information on reduced sales charges, see "Purchases and Redemptions of Shares -- General Purchase Information".
(2) The table is based on estimated expenses for the Portfolios' first fiscal year of operations ending May 31, 1998.
(3) The unaffiliated Underlying Funds in which a Portfolio invests may charge a Rule 12b-1 fee; in which event, shareholders of the Portfolio indirectly bear that expense.
(4) Other Expenses include Transfer Agent fees payable to Norwest Bank, which currently receives remuneration from unaffiliated fund companies participating in WealthBuilder II at an annual rate of 0.25% of the average daily net assets of a Norwest WealthBuilder II Portfolio invested in an Underlying Fund. Norwest and Norwest Bank provide investment advisory and other services to affiliated Underlying Funds and receive compensation from them. In light of this remuneration and compensation, Norwest Bank has agreed, through at least May 31, 1999, to waive the Portfolios' Transfer and Shareholder Service Agent fees, which normally total 0.25%. After that date, the fee waiver may be terminated, modified or continued.
(5) Without waivers and reimbursements, Other Expenses and Total Portfolio Operating Expenses would be 1.57% and 2.67%, respectively. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

EXAMPLE

The following Example indicates the expenses you would pay on a $1,000 investment in a Portfolio's Class C shares assuming: (1) a 5% annual return, (2) reinvestment of all dividends and distributions and (3) redemption at the end of each period. THIS IS ONLY AN EXAMPLE AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return neither predicts nor represents a Portfolio's projected returns; rather, it is required by government regulation.

HYPOTHETICAL EXPENSE EXAMPLE

NORWEST WEALTHBUILDER  II                  1 YEAR            3 YEARS           5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------

 GROWTH PORTFOLIO                            $25               $52               $80              $162
 GROWTH AND INCOME PORTFOLIO                 $25               $52               $80              $162
 GROWTH BALANCED PORTFOLIO                   $25               $52               $80              $162


The purpose of the table above is to help you understand the various costs and expenses that you bear directly or indirectly through investing in the Portfolios.

FINANCIAL HIGHLIGHTS

The following table provides financial highlights for each of the Portfolios. This information represents selected data for a single outstanding C Share of each Portfolio for the period ended November 30, 1997. The information for this period is unaudited. The Portfolios' financial statements for the period ended November 30, 1997 are contained in the Portfolios' Semi-Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Portfolio's performance is contained in the Portfolios' Semi-Annual Report which may be obtained from the Trust without charge.

                                                                                 NORWEST              NORWEST
                                                            NORWEST           WEALTHBUILDER        WEALTHBUILDER
                                                        WEALTHBUILDER II       II GROWTH &           II GROWTH
                                                        GROWTH PORTFOLIO     INCOME PORTFOLIO        BALANCED
                                                                                                     PORTFOLIO

                                                        -----------------    -----------------    -----------------


                                                                     Period ended November 30, 1997+

                                                        -----------------------------------------------------------


Net Asset Value, Beginning of Period(a)                      $10.00              $10.00                  $10.00
Investment Operations
  Net Investment Income (Loss)                                (0.01)               -                       -
  Net Realized and Unrealized Gain (Loss) on                  (0.10)              (0.27)                  (0.03)
Investments
Total from Investment Operations                              (0.11)              (0.27)                  (0.03)
Net Asset Value, End of Period                                $9.89               $9.73                   $9.97

Total Return(b)(c)                                            (1.10)%             (2.70)%                 (0.30)%

Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                     $730                $871                  $1,853
Ratios to Average Net Assets:
   Expenses including expense reimbursements/fee               1.27%               1.27%                   1.27%
                    waivers(d)
   Expenses excluding expense reimbursements/fee              23.60%              28.36%                  13.84%
                    waivers(d)
Net investment income (loss) including expense
reimbursements/fee waivers(d)                                 (0.71)%             (0.36)%                  0.44%
Portfolio Turnover Rate(e)                                    41.95%              15.81%                  61.93%


 ......................................................................


+    Unaudited.
(a) Each of the Portfolios commenced operations with the offering of C Shares on October 1, 1997.
(b) Total return does not include the effects of sales charges. Total return would have been lower absent expense reimbursements and/or fee waivers.
(c)  Not Annualized.
(d)  Annualized.
(e)  Portfolio turnover represents the rate of portfolio activity.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES.

There can be no assurance that a Portfolio or an Underlying Fund will achieve its investment objective.

Norwest WealthBuilder II Growth Portfolio seeks capital appreciation.

Norwest WealthBuilder II Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income.

Norwest WealthBuilder II Growth Balanced Portfolio seeks a balance of capital appreciation and income.

INVESTMENT POLICIES.

Each Portfolio invests in a combination of Underlying Funds and, subject to the Portfolio's investment objective, seeks to maintain different allocations between those types of funds depending on changing markets and favorable risk/return characteristics of the various asset classes. Allocating investments among stock, bond and money market funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The chart below illustrates each Portfolio's market-neutral position with regard to its investments in stock, bond and money market funds without adjustments based on market conditions or other factors:

            NORWEST WEALTHBUILDER II                      NEUTRAL POSITION             INVESTMENT RANGE
                   PORTFOLIO
-------------------------------------------------     -------------------------    -------------------------

GROWTH PORTFOLIO
Stock Funds                                                     98.50%                    97%-100%
    Domestic Large Company                                      49.00%                    20%-90%
    Domestic Small Company                                      20.00%                    5%-50%
    International                                               29.50%                    5%-55%
Money Market Funds                                               1.50%                    0%-3%

GROWTH & INCOME PORTFOLIO
Stock Funds                                                     98.50%                    97%-100%
    Domestic Large Company                                      70.00%                    50%-90%
    Domestic Small Company                                      14.25%                    5%-30%
    International                                               14.25%                    5%-30%
Money Market Funds                                               1.50%                    0%-3%

GROWTH BALANCED PORTFOLIO

Stock Funds                                                     65.00%                    45%-85%
Bond Funds                                                      33.50%                    15%-55%
Money Market Funds                                               1.50%                    0%-3%


Under normal market conditions, Growth Balanced Portfolio will invest at least 25% of its total assets in debt securities. Stock funds are funds that invest primarily in common stocks or securities convertible into or exchangeable for common stock, including domestic stocks and stocks of foreign issuers from developed or emerging countries. Bond funds are funds that invest primarily in
long  or  short-term   government  or  corporate   bonds  and  other  fixed-  or
variable-rate  income securities,  including  securities  issued,  guaranteed or insured by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. Money market funds are funds that invest in short-term money market instruments. To the extent a Portfolio focuses its investment in only a few Underlying Funds, the Portfolios may be exposed to greater risk than if it were to invest in a greater number of Underlying Funds. Assets that are not invested in stock funds, bond funds and money market funds may be invested in other types of funds and directly in domestic and foreign securities and other instruments.

Consistent with each Portfolio's investment objective and policies and under the general supervision of the Trust's Board of Trustees, the investment adviser has the authority to select for a Portfolio what it believes is the optimal combination of Underlying Funds at any time deemed appropriate, including in response to market and other conditions. In addition, the investment adviser may, at any time, invest a Portfolio's assets in an Underlying Fund that is different from or in addition to those presently used.

The investment adviser attempts to identify and select diversified portfolios of funds based on an analysis of many factors. In the fund selection process, the investment adviser uses quantitative techniques to analyze and rank potential Underlying Funds based on their historic total return, volatility and operating expenses over various time periods. The second step of the process involves a review of potential Underlying Funds' investment objectives and policies. Potential Underlying Funds that rank the highest by these criteria are then subject to further qualitative and quantitative evaluation of size, management, portfolio holdings, investment practices and policies, investment style of the funds and their managers, and other factors prior to their purchase by the Portfolios. The Portfolios do not invest in an Underlying Fund if the investment would be subject to a sales charge.


POLICIES AND RISK FACTORS. The Portfolios invest in affiliated Underlying Funds under exemptive relief granted to the Trust by the SEC under the Investment Company Act of 1940 ("1940 Act"). Investments in unaffiliated Underlying Funds will be deferred until the Trust obtains additional relief from the SEC. The 1940 Act currently provides that each Portfolio may not purchase the securities of an Underlying Fund if, as a result, the Portfolio, together with its affiliates, would own more than 3% of the total outstanding securities of that Underlying Fund. Thus, each Portfolios ability to invest in shares of certain Underlying Funds could be restricted, and the investment adviser may have to select alternative investments. The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Accordingly, if the Underlying Fund is an "open-end" fund, the Portfolio will consider shares of the Underlying Fund owned by the Portfolio in excess of 1% of the Underlying Fund's outstanding securities to be illiquid. (See "Investment Objectives and Policies -- Illiquid Securities.") There can be no assurance that the SEC will grant such relief.


The selection of affiliated funds is subject to the investment adviser's insight and judgment and the same conditions and criteria that apply to the selection of unaffiliated funds, except that the Portfolios will ordinarily invest all of their assets allocated to money market funds in affiliated money market funds.


The Portfolios (and many of the Underlying Funds) are diversified within the meaning of the 1940 Act. The level of diversification a Portfolio obtains from being invested in a number of Underlying Funds reduces the risk associated with an investment in a single Underlying Fund. This risk is further reduced because each Underlying Fund's investments are also spread over a range of issuers and industries.


No Portfolio will invest 25% or more of its assets in Underlying Funds that concentrate its investments in any one industry. A Portfolio may indirectly invest 25% or more of its assets in one industry, however, if the Underlying Funds invest their assets in the same industries. Because the scope of investment alternatives within an industry is limited, the value of the shares of an Underlying Fund that is concentrated in that industry may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities. In addition, the Underlying Funds may use certain investment strategies, such as trading in options and futures, which may also involve increased risks to the Portfolios.

Under certain circumstances, an Underlying Fund may determine to make payment of redemption by a Portfolio wholly or in part by an in-kind distribution of securities from its portfolio in lieu of cash. In such cases, the Portfolio may hold the securities distributed by an Underlying Fund until the investment adviser determines that it is appropriate to dispose of such securities. Investment decisions for the Underlying Funds are made independently of the Portfolios and their investment adviser. One Underlying Fund, therefore, may purchase shares of an issuer whose shares are being sold by another Underlying Fund. The result would be an indirect cost to a Portfolio without accomplishing any investment purpose. The Portfolios may purchase shares of no-load funds that are available without a transaction fee and load funds that are available to the Portfolios without a sales charge.

To seek to enhance each Portfolio's overall performance, the investment adviser uses various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assess the relative attractiveness of each asset class of stocks, bonds, or money market instruments. After identifying the most and least attractive asset classes, consideration is given to the expected returns from and risks of, an asset class before deciding whether to overweight or underweight that asset class.


ASSET ALLOCATION STRATEGY. Each Portfolio seeks to meet its investment objective by allocating among stock funds, bond funds and money market funds. The Financial Analysts Journal: Brinson, Singer, Beebower: May-June 1991, states that research shows that the greatest impact on investment returns is due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds. A study of the performance of pension funds indicated that over 90% of the pension fund performance was determined by asset mix.

PORTFOLIO ALLOCATION STRATEGY. The investment adviser seeks to enhance the overall performance while minimizing the risk of each Portfolio through the use of two proprietary asset allocation models. The Tactical Asset Allocation Model is a stock/bond model that identifies opportunities to add value by shifting assets between stocks and bonds. The Tactical Equity Allocation Model identifies opportunities to add value by shifting assets between different equity styles, such as domestic versus international, or large cap versus small cap or value versus growth. Portfolios are rebalanced to the appropriate mix when a five-percent deviation from the target is reached.

STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks and international stocks.

Large company stock funds are those that normally invest in U.S. companies with large and mid-size market capitalization. These companies generally have a market capitalization in excess of $1.5 billion. Many of these companies' stocks are included in the Standard & Poor's 500 Composite Stock Index, a widely recognized, unmanaged index of common stock prices. The Underlying Funds that invest in these stocks, and indirectly the Portfolios, are exposed to the possibility that stock prices, and therefore stock funds, may decline over short or even extended periods ("stock-market risks"). Norwest believes that a diverse portfolio of large company stock funds, each holding a diverse portfolio of stocks of various industries, should tend to reduce stock market risk.

Small company stock funds invest in companies with a market capitalization below that of large and mid-size companies. The market capitalization of these companies currently is less than $1.5 billion. Small company stocks have historically been characterized by greater total returns, greater volatility of price and returns, and lower dividend yields than large company stocks. The greater price volatility may result from there being less market liquidity and publicly available information regarding small company stock than large company stocks. Generally, fewer investors monitor the activities of small companies than large companies. Norwest believes that a diverse portfolio of small company stock funds, each holding a diverse portfolio of small company stocks of various industries, should tend to reduce the risks associated with small company stocks.

International stock funds generally invest in the securities of foreign issuers. The Portfolios' investments in international stock funds involves risks similar to those of investing directly in foreign stocks. Foreign stocks are stocks issued by publicly traded companies from all countries except the United States. The Portfolios will invest only in stock funds that invest primarily in publicly traded stock of foreign issuers. The Underlying Funds' investments may be denominated in foreign currencies, with the value of these investments affected by changes in currency exchange rates versus the U.S. dollar in addition to normal market fluctuations. The exchange rate between the U.S. dollar and foreign currencies is determined by the forces of supply and demand in foreign exchange markets, by changes in interest rates, as well as by political and economic factors. Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on portfolio holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital. These international investment risks are present when investing in both developed and developing emerging markets. Some of the Underlying Funds may attempt to hedge against currency fluctuations by entering into currency futures, options or forward contracts. The risks of such investments are discussed below.

As a portion of its foreign stock fund allocations and subject to its investment objective, a Portfolio may invest up to 15% of its net assets in Underlying Funds that invest primarily in developing or emerging market countries. These countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. The risks of investing in developing or emerging markets are similar to but greater than the risks of investing in developed foreign markets.

As a part of their stock fund allocations, the Portfolios may also invest in Underlying Funds that invest primarily in stock of issuers located throughout the world, including the United States. As these funds may invest in both developed and emerging market countries, they share the risks associated with investments in both markets, as discussed above. In addition, because these funds may also invest in the United States, they expose a Portfolio to the risks associated with investing in the stock of U.S. issuers.


BOND FUNDS. Bond funds seek current income and invest primarily in short- or longer-term U.S. government obligations, investment-grade corporate-debt obligations, and highly rated mortgage-backed and other asset-backed securities. Bond Funds are subject to the potential for decline in the market value of bonds, and therefore bond funds, due to interest rate changes or the ability of an issuer to meet its obligations ("bond risk"). The Underlying Funds may invest in bonds having either floating- or fixed-interest rates. The bond category also includes repurchase agreements collateralized by eligible investments.


The U.S. government obligations which the Underlying Funds may invest are issued or guaranteed by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises and include bills, notes, bonds, discount notes and stripped government securities. Not all obligations issued or guaranteed by U.S. Government agencies, instrumentalities and government-sponsored enterprises are backed by the full faith and credit of the United States. If it were not obligated to do so, there can be no assurance that the U.S. Government would provide financial support for obligations issued by its agencies, instrumentalities and government-sponsored enterprises.

Asset-backed securities, including mortgage-related securities, may also be included in the Underlying Funds' portfolios. Asset-backed securities may be secured by company receivables, home equity loans, truck and auto loans, leases or credit-card receivables. Mortgage-backed securities are securities collateralized by pools of mortgage loans and may be assembled by various governmental agencies and government-sponsored enterprises, such as GNMA, FNMA and FHLMC. When interest rates decline, there is an increased likelihood that the mortgages underlying a mortgage-backed security will be pre-paid, resulting in the loss of any unamortized premium paid for the securities and the probability of having to reinvest the proceeds at lower rates. The Portfolios will not select Underlying Funds that invest primarily in non-investment grade asset-backed obligations.

The market value of the Underlying Funds' debt investments changes in response to interest-rate fluctuations and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise; conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes in the rating of any debt security by an NSRSO and in the ability of an issuer to make payments of interest and repayments of principal also affect the value of these investments. Except under default conditions, changes in the value of portfolio securities do not affect cash income derived from these securities but do affect the Underlying Funds' net asset values.

A Portfolio may invest in "balanced funds," which are funds that normally seek to invest substantial portions of their assets in both stocks and bonds or preferred stock. Generally, a balanced fund must invest at least 25% of its assets in fixed-income senior securities. A Portfolio's investment in a balanced fund exposes the Portfolio to the risks, described above, of an investment in both a stock fund and a bond fund, because balanced funds invest in both of these instruments. Each Portfolio may invest more than 5% of its assets in balanced funds.


MONEY MARKET FUNDS. The Portfolios may invest in Underlying Funds that are money market funds, which are funds that invest in U.S. dollar denominated short-term money market instruments that the Underlying Funds' investment adviser has determined present minimal credit risk. Under normal circumstances and to the extent permitted by SEC order or interpretation, the Portfolios will invest their money market fund investments in affiliated money market Underlying Funds. The Portfolios may also invest directly in money market instruments.

Eligible instruments include:

1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks, having capital, surplus and undivided profits in excess of $100 million.

2. Commercial paper rated in one of the two highest rating categories by an NRSRO, or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

3. Obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises.

4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

CLOSED-END FUNDS. A closed-end fund is a fund with a fixed number of shares. While an open-end investment company must redeem its shares at net asset value when tendered for redemption by a shareholder, a closed-end investment company is not so required. Instead, shares of closed-end investment companies trade on exchanges and over the counter like conventional stocks.

Shares of a closed-end investment company may, and typically do, trade at a discount to net asset value. In addition, there may be no readily available market for closed-end investment company shares, in which case the shares are generally considered illiquid and subject to a Fund's restriction on holding illiquid securities.

BORROWING. As a fundamental policy, each Portfolio may borrow money from banks or by entering into reverse repurchase agreements and will limit bank borrowings to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets. Bank borrowing for other than temporary or emergency purposes or meeting redemption requests is not expected to exceed 5% of the value of any Portfolio's assets. Irrespective of the Portfolio's policy on borrowings, each Portfolio may enter into reverse repurchase agreements as described above (transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date).

ILLIQUID SECURITIES. No Portfolio may invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board of Trustees of the Trust (the "Board"). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and/or delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and, thereby, might experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An  institutional  market has  developed  for  certain  securities  that are not registered under the Securities Act of 1933 (the "1933 Act"), including repurchase agreements and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional  buyers  in  accordance  with Rule  144A  under the 1933 Act,  the investment adviser may determine that such securities are not illiquid securities under guidelines adopted by the Board. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be illiquid.

REPURCHASE AGREEMENTS and LENDING OF PORTFOLIO SECURITIES. Each Portfolio may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Portfolio may have difficulty in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price and future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Portfolio lends a security, it receives payment from the borrower or interest from investing cash collateral. The Trust maintains possession of the purchased securities and the collateral in lending transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Portfolios may pay fees to arrange securities loans and will limit securities lending to not more than 33 1/3% of the value of its total assets.

Each Portfolio may invest a certain portion of its cash reserves in repurchase agreements or an affiliated money market Underlying Fund. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments and serves as a short-term defense during periods of unusual volatility.

PORTFOLIO TURNOVER. The Portfolios anticipate that their annual portfolio turnover rate will not exceed 100%; there can be no guarantee, however, that a Portfolio's turnover rate, which is based on the turnover rate of the Underlying Funds, will be less than 100%.

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

Each Portfolio's investment objective and fundamental investment policies may not be changed without approval of the holders of a majority of the Portfolio's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of each Portfolio are not fundamental and may be changed by the Board without shareholder approval. A further description of the Portfolios' investment policies, including additional fundamental policies, is contained in the SAI.

As used herein, the term U.S. government obligations means obligations issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. All investment policies relate to each Portfolio and, unless otherwise noted, not to a portion of a Portfolio that invests in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Portfolio to hold or acquire the securities of issuers that are also lending clients of Norwest Bank. A lending relationship is not a factor in the selection of portfolio securities for a Portfolio.

YEAR 2000 COMPLIANCE. Like other mutual funds, financial and other business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by Norwest and other service providers to the Portfolios do not properly process and calculate date-related information and data from and after January 2000. Norwest has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolios' other major service providers. Norwest does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Portfolios with service at current levels.


MANAGEMENT OF THE PORTFOLIOS

GENERAL OVERSIGHT OF THE PORTFOLIOS. The Board meets regularly to review the Portfolios' general policies, investments, performance, expenses and other business affairs. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES. Subject to the general supervision of the Board, Norwest makes investment decisions for the Portfolios and continuously reviews and determines the allocation of the assets of the Portfolios among the various Underlying Funds in which the Portfolios invest. Norwest, located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of June 30, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of June 30, 1997, Norwest and its affiliates managed assets with a value of approximately $52.9 billion.

ADVISORY FEES. For its services, Norwest is entitled to receive investment advisory and allocation fees from each Portfolio at the annual rate 0.35% of the Portfolio's average daily net assets.


PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Portfolios. Galen Blomster, Ph.D., CFA, Vice President & Director of Research and Amala Thakkar, CFA, Institutional Product Manager, however, are primarily responsible for day-to-day management and allocation services and have been since the inception of each Portfolio. Mr. Blomster and Ms. Thakkar and have been employed by Norwest since 1977 and 1994, respectively. Prior to Norwest, from August 1991, Ms. Thakkar worked for ATE Enterprises in Bombay, India, as manager of corporate planning, where she was responsible for corporate financial investment planning. In addition to their responsibilities for the Portfolios, each portfolio manager may perform portfolio management and other duties for other funds of the Trust and for Norwest Bank.


MANAGEMENT and ADMINISTRATION. As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which it is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities and persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Portfolios by others, including the Portfolios' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Portfolio including, but not limited to: (1) assisting in the preparation, printing and periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (2) assisting in the preparation of proxy and information statements and any other communications to shareholders; (3) assisting the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assisting in preparation of periodic compliance reports; (4) having responsibility for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders;
(5) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (6) having responsibility for the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Trust and other appropriate purposes; and
(7) having responsibility for the determination of the amount of and supervise the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

As of June 30, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $25.5 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services with respect to each Portfolio, Forum and FAS each are entitled to receive a fee at an annual rate of 0.05% of the Portfolio's average daily net assets.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to each Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies that together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

DISTRIBUTION AND DISTRIBUTION PLAN. Forum acts as distributor of the Portfolios' shares. The Trust may compensate Forum under a distribution plan adopted under Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust for the Portfolio's shares. Forum, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of shares. The Distribution Plan authorizes monthly payments at an annual rate of up to 0.75% of the Portfolios' average daily net assets.

Payments under the Distribution Plan may be made for various types of costs, including: (1) advertising expenses; (2) costs of printing prospectuses and other materials to be given or sent to prospective investors; (3) expenses of sales employees or agents of Forum, including salary, commissions, travel and related expenses in connection with the distribution of shares; (4) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of shares; and (5) payments to banks, trust companies, broker-dealers (other than Forum) or other financial organizations (collectively, "Processing Organizations"). Payments to a particular Processing Organization under the Distribution Plan are calculated by reference to the average daily net assets of shares owned beneficially by investors who have a brokerage or other service relationship with the Processing Organization. A Portfolio will not be liable for distribution expenditures made by Forum in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including shares of a Portfolio, that have adopted a plan similar to that of the Portfolios. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

Forum receives no fees for its services as the distributor of the shares. From its own resources, Forum may pay fees to broker-dealers or other persons for distribution or other services related to the Portfolios.

TRANSFER AND SHAREHOLDER SERVICES AGENT. Norwest Bank which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as transfer and shareholder services agent for each Portfolio. As transfer agent, Norwest Bank maintains an account for each Portfolio shareholder (unless such accounts are maintained by sub-transfer agents or other processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The transfer agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the transfer agent. Sub-transfer agents and processing agents may be "Service Organizations" as described under "How to Buy Shares -- Purchase Procedures". The transfer agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the transfer agent with respect to the Portfolios. For its services, Norwest Bank is entitled to receive a fee with respect to each Portfolio at an annual rate of 0.25% of its average daily net assets.


Norwest Bank also serves as each Portfolio's custodian and may appoint subcustodians for any securities and other assets held in depositories. For its custodial services, Norwest Bank is entitled to receive a fee with respect to each Portfolio at an annual rates of: 0.02% of the first $100 million of a Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the Portfolio's remaining average daily net assets. No fee is directly payable by a Portfolio to the extent the Portfolio is invested in one or more Underlying Funds.


PORTFOLIO EXPENSES. Subject to the obligation of Norwest and Norwest Bank to waive fees and/or reimburse the Trust for certain expenses of the Portfolios, each Portfolio is responsible for all expenses related to its operations. Each Portfolio bears all costs of its operations other than expenses specifically assumed by the investment adviser. The costs borne by each Portfolio include a pro rata portion of the following: the Portfolio's share of the expenses of the Underlying Funds in which a Portfolio invests (borne indirectly by the Portfolio's shareholders); legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses;
brokerage fees and expenses; expenses of registering and qualifying the Portfolio's shares for sale with the SEC and with complying with various state securities laws and regulations; expenses of obtaining quotations on portfolio securities and pricing of the Portfolio's shares; a portion of the expenses of maintaining the Portfolio's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Portfolio are charged to the Portfolio; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. The investment adviser has undertaken voluntarily to waive a portion of its fees and or assume certain expenses of the Portfolio, if necessary, in order to limit total Portfolio expenses excluding taxes, interest, brokerage commissions and other Portfolio transaction expenses and extraordinary expenses to 1.25% of the Portfolio's average daily net assets. If expense reimbursements are required, they are made on a monthly basis.

Each Portfolio service provider may elect to waive all or a portion of its fees, which are accrued daily and paid monthly. Any such waivers have the effect of increasing a Portfolio's performance for the period during which the waiver is in effect. Except as described above, fee waivers are voluntary and may be reduced or eliminated at any time.

Each service provider to the Trust or its agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are Portfolio shareholders. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Portfolio.

PURCHASES AND REDEMPTIONS OF SHARES

Shares are continuously sold and redeemed at a price equal to their net asset value next determined plus any applicable sales charge, after receipt of an order on every weekday except customary national holidays and Good Friday ("Portfolio Business Day").

GENERAL PURCHASE INFORMATION

Investments in the Portfolios may be made either through certain financial institutions or by an investor directly. An investor who invests in a Portfolio directly is the shareholder of record. All transactions in the Portfolios' shares are effected through the transfer agent, which accepts orders for redemptions and subsequent purchases only from shareholders of record and new investors. Shareholders of record receive from the Trust periodic statements listing all account activity during the statement period. You must pay for your shares in U.S. dollars by check written to the Trust (drawn on a U.S. bank), by bank or federal funds wire transfer, or by Automatic Clearing House (ACH) electronic bank transfer; cash cannot be accepted.

When you sign your application for a new Portfolio account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Trust to withhold 31% of your distributions and redemptions.

Each Portfolio offers one class of shares -- Class C shares. Shares are sold to investors with an initial sales charge of 1.5%.

Purchase orders received by the transfer agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any Portfolio Business Day are priced at the net asset value determined that day (the "trade date"). Orders received by financial institutions prior to the close of regular trading on the NYSE on a Portfolio Business Day also are priced at the net asset value determined that day, provided the order is received by the Trust prior to 4:00 p.m. (Eastern time). For shares purchased through a financial institution that transmits its orders to the Portfolio, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Forum  may  pay  a  broker-dealers'   reallowance  to  selected   broker-dealers
purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum reallows discounts to selected broker-dealers. Forum reallows the entire sales charge to selected broker-dealers for all sales orders placed with Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 1.00% of the value of Portfolio shares purchased at net asset value.

In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (1) the provision of travel arrangements and lodging;
(2) tickets for entertainment events; and (3) merchandise.

In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Funds or who charge an asset based fee (whether or not they have a fiduciary relationship with their clients).

No sales charge is assessed on purchases: (1) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (2) by trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; or (3) by any registered investment adviser with whom Forum has entered into a share purchase agreement and that is acting on behalf of its fiduciary customer accounts. Shares sold without a sales charge may not be resold except to the Portfolios, and share purchases must be made for investment purposes.

REINSTATEMENT PRIVILEGE. If you have redeemed a Portfolio's Class C shares, you may, within 60 days following the redemption, purchase C shares, without payment of an additional a front-end sales charge, in any of the Norwest WealthBuilder II Portfolios in an amount up to the amount of your redemption. If you want to exercise this "Reinstatement Privilege," please contact the Trust for further information.


INVESTORS IN OTHER FUND FAMILIES. No sales charge is accessed on purchases of C Shares of a Portfolio with the proceeds of a redemption, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the C Shares of that Portfolio. Investors should contact the Trust for further information and to obtain the necessary forms.


REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, you or your Processing Organization must notify the transfer agent at the time of purchase of your intention to so qualify, and you must provide the transfer agent with sufficient information to verify that your purchase qualifies, for the reduced sales charges, which are as follows:

                                                                SALES CHARGE
                                                             AS A PERCENTAGE OF
                                               -----------------------------------------------

                                                                                                BROKER- DEALERS'

                                                                                                REALLOWANCE AS A
                                                                                                  PERCENTAGE OF
AMOUNT OF PURCHASE                                OFFERING PRICE        NET ASSET VALUE*         OFFERING PRICE
------------------                                --------------        ----------------        -----------------

$25,000 up to $250,00                                  1.5%                   1.52%                   1.50%
                                                                                                       ====
$250,000 up to $500,000                               1.25%                   1.27%                   1.25%
$500,000 up to 1,000,000                              1.00%                   1.01%                   1.00%
$1,000,000 and up                                     0.75%                   0.76%                   0.75%



Reduced sales charges may be modified or terminated at any time and are subject to confirmation of your holdings. Further information about reduced sales charges is contained in the SAI.

SELF-DIRECTED 401 PROGRAMS. Purchases of Portfolio shares through self-directed 401(k) programs and other qualified retirement plans offered by Norwest Bank, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $25,000 minimum initial investment in the Norwest WealthBuilder II Portfolios. There is a $500 minimum for subsequent purchases of Portfolio shares, except for IRA and systematic investing where the subsequent investment minimum is reduced to $150. The investment adviser may in its discretion waive the investment minimums.

PURCHASE PROCEDURES

INITIAL PURCHASES.  THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.

1. BY MAIL. Investors may send a check (cash cannot be accepted) along with a completed account application to the Trust at the address listed under "Account Application". Checks are accepted at full value subject to collection. If a check does not clear, the purchase order is canceled, and the investor is liable for any losses or fees incurred by the Trust, the transfer agent or Forum.


For individual or Uniform Gift to Minors Act accounts, your check used to purchase shares of a Portfolio must be made payable to Norwest WealthBuilder II Portfolios ["Portfolio Name"] or to one or more owners of that account and endorsed to Norwest WealthBuilder II Portfolios ["Portfolio Name"]. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, your check to purchase Portfolio shares must be made payable on its face to "Norwest WealthBuilder II Portfolios" ["Portfolio Name"]. No other method of payment by check is accepted.


2. BY BANK WIRE. You may make an initial investment in a Portfolio using the wire system for transmittal of money among banks. You should first telephone the transfer agent at [(612) 667-8833] or [(800) 338-1348] to obtain an account number. You then should instruct your bank to wire the money immediately to:

         NORWEST BANK MINNESOTA, N.A.
         ABA 091 000 019
         FOR CREDIT TO:  NORWEST WEALTHBUILDER II PORTFOLIOS
         0844-131
         RE:      [NAME OF PORTFOLIO]
                  ACCOUNT NO.:
                  ACCOUNT NAME:

You then should promptly complete and mail the account application form. Your bank may impose a charge on you for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers.
Payment by bank wire is treated as a federal funds payment when received.

3. THROUGH FINANCIAL INSTITUTIONS. You may purchase and redeem shares through Processing Organizations. The transfer agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase Class C shares, may receive payments from Forum with respect to sales of Class C shares, and may receive payments as a processing agent from the transfer agent. In addition, financial institutions, including Processing Organizations, may charge you a fee for their services; they are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

If you purchase shares through a Processing Organization, you are subject to the procedures of that Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Portfolio directly. You should acquaint yourself with the Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information that the Processing Organization has provided to you. If you purchase Portfolio shares through a Processing Organization, you may or may not be the shareholder of record and, subject to their and the Portfolios' procedures, you may have Portfolio shares transferred into the name of that
Processing Organization. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.

Certain shareholder services may not be available to you if you have purchased shares through a Processing Organization. You should contact your Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn would provide you with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to you or other customers.

SUBSEQUENT PURCHASES

Subsequent purchases may be made by mailing a check, by sending a bank wire, or through your Processing Organization as indicated above. All payments should clearly indicate your name and account number.

ACCOUNT APPLICATION

You may obtain an account application to open an account by writing the Trust at the following address:

         NORWEST WEALTHBUILDER II PORTFOLIOS
         [NAME OF PORTFOLIO]
         NORWEST BANK MINNESOTA, N.A.
         TRANSFER AGENT
         733 MARQUETTE AVENUE
         MINNEAPOLIS, MN 55479-0040

To participate in shareholder services not referenced on your account application or to change information on your account (such as addresses), please contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate any privilege and participation in any program at any time by writing the Trust.

GENERAL INFORMATION

Portfolio shares are continuously sold on every Portfolio Business Day. The purchase price for Portfolio shares equals their net asset value next-determined after receipt of an order plus any applicable sales charge imposed at the time of purchase.

Portfolio shares are entitled to receive dividends and distributions as of the first Portfolio Business Day after a purchase order is accepted. The Trust reserves the right to reject any purchase order for shares.

Investments in a Portfolio may be made either through certain Processing Organizations or by an investor directly. An investor who invests in a Portfolio directly is the shareholder of record. All transactions in Portfolio shares are effected through the transfer agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

HOW TO SELL SHARES

GENERAL INFORMATION

You may sell your Portfolio shares (redeem) at their net asset value on any Portfolio Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Your Portfolio shares are redeemed as of the next determination of the Portfolio's net asset value following acceptance by the transfer agent of your redemption order in proper form (and any supporting documentation that the transfer agent may require). You are not entitled to receive dividends declared on your redeemed shares after the day the redemption becomes effective.

Normally, your redemption proceeds are paid immediately, but in no event later than seven days following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase your shares being redeemed has been cleared by your bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers or ACH (Automatic Clearing House). Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address. Your right of redemption may not be suspended nor the payment date postponed for more than seven days after the tender of the shares to a Portfolio, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Portfolio of its portfolio securities or determination by the Portfolio of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

If you have invested through a Processing Organization, you may redeem your shares through the Processing Organization as described above. If you have invested directly in a Portfolio, you may redeem your shares as described below. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire, you must elect these options by properly completing the appropriate sections of your account application form. These privileges may not be available until several weeks after your application is received.

1. BY MAIL. You may redeem shares by sending a written request to the transfer agent. All written requests for redemption must be signed by the shareholder with signature guaranteed. (See "How to Sell Shares -- Other Redemption Matters".)

2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the transfer agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are
         registered   and  the   shareholder's   social
          security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "How to Sell Shares -- Other Redemption Matters".)

3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Portfolio to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the transfer agent.

OTHER REDEMPTION MATTERS

To protect shareholders and the Portfolios against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) instruction to change a shareholder's record name; (2) modification of a designated bank account for wire redemptions; (3) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan, (4) dividend and distribution election; (5) telephone redemption; (6) exchange option election or any other option election in connection with the shareholder's account; (7) written instruction to redeem Shares whose value exceeds $50,000; (8) redemption in an account in which the account address has changed within the last 30 days;
(9) redemption when the proceeds are deposited in a Portfolio account under a different account registration; and (10) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and transfer agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and transfer agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.
During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the transfer agent by telephone, requests may be mailed or hand-delivered to the transfer agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Portfolio account whose aggregate net asset value is less than $1,000 immediately following any redemption.

OTHER SHAREHOLDER SERVICES

EXCHANGES

You may exchange your shares for Class C shares of the other Norwest WealthBuilder II Portfolios. For information, please contact the transfer agent.

The Portfolios do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Trust reserves the right, however, to limit excessive exchanges by you or to impose a fee per exchange over a minimum amount. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Portfolio into which you are exchanging.

Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which your exchange is being made. You may only exchange into a Portfolio if that Portfolio's shares may legally be sold in your state of residence.

Under federal tax law, the Portfolios treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAI.)

SALES CHARGES. The exchange of C shares may result in additional sales charges. If an exchange of C shares is made into a Portfolio that imposes an initial sales charge, you are required to pay an amount equal to any excess of that Portfolio's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the C shares being exchanged. For example, if you paid a 1% initial sales charge in connection with a purchase of shares and then exchanged those shares into shares of another Portfolio subject to the 1.5% sales charge, you would pay the differential sales charge on the exchange. C shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

1. EXCHANGES BY MAIL. You may make exchanges by mail by writing to the transfer agent and sending any share certificates for the shares to be exchanged. You must sign all written requests for exchanges and endorse all certificates with signature guaranteed. (See "How to Sell Shares -- Other Redemption Matters".)

2. EXCHANGES BY TELEPHONE. If you have elected telephone exchange privileges, you may make a telephone exchange request by calling the transfer agent at (800) 338-1348 or (612) 667-8833 and providing your account number, the exact name in which your shares are registered and your social security or taxpayer identification number. (See "How to Sell Shares -- Other Redemption Matters".)

AUTOMATIC INVESTMENT PLAN

Under the Portfolios' Automatic Investment Plan, you may authorize monthly amounts of $150 or more to be withdrawn automatically from your designated bank account (other than a passbook savings account) and sent to the transfer agent for investment in Portfolio shares. If you wish to use this plan, you must complete an application, which may be obtained by writing or calling the transfer agent. The Trust may modify or terminate your automatic investment plan in the event that the Trust is unable to settle any transaction with your bank. If the Automatic Investment Plan is terminated before your account totals $25,000, the Trust reserves the right to close your account in accordance with the procedures described under "How to Sell Shares -- Other Redemption Matters".

RETIREMENT ACCOUNTS


The Portfolios may be a suitable investment vehicle for part or all of the assets you hold in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, contributions and investment earnings in an IRA generally are tax-deferred until you withdrawn them. In the case of a Roth IRA, if certain requirements are met, your investment earnings will not be taxed even when you withdraw them. You generally may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to your Traditional IRAs are tax deductible. However, your deduction is reduced if you or, in the case of a married individual, either you or the your spouse is an active participant in an employer-sponsored retirement plan and you (or, in some cases, you and your spouse) have adjusted gross income above certain levels. Your ability to make contributions to a Roth IRA is restricted if you (or, in some cases, you and your spouse) have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan", established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $6,000 annually to your

IRA, and your employer must generally match such contributions up to 3% of the your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of the your earned income or $160,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. You should consult your tax advisors with respect to their specific tax situation as well as with respect to state and local taxes.


AUTOMATIC WITHDRAWAL PLAN

If you have shares in a single account that total $25,000 or more, you may establish an automatic withdrawal plan to provide for the preauthorized payment from your account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the automatic withdrawal plan, sufficient shares in your account are redeemed to provide your periodic payment and any taxable gain or loss is recognized by your upon redemption of the shares. If you wish to utilize the withdrawal plan, you may do so by completing an application which may be obtained by writing or calling the transfer agent. The Trust may suspend your withdrawal privileges without notice if your account contains insufficient funds to effect a withdrawal or if your account balance averages less than $25,000 over a period of twelve (12) months.

REOPENING ACCOUNTS

You may reopen an account, without filing a new account application form, at any time within one year after the your account is closed, provided that the information on the account application form on file with the Trust is still applicable.

DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of each Portfolio's net investment income are declared and paid annually. Distributions of any net capital gain realized by a Portfolio are distributed annually.

You may choose to have dividends and distributions of a Portfolio reinvested in shares of that Portfolio (the "Reinvestment Option") or to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of certain series of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all of a Portfolio's dividends and distributions are automatically invested in additional shares of that Portfolio. All dividends and distributions are reinvested at a Portfolio's net asset value as of the payment date of the dividend or distribution. You are assigned this option unless you select another option. Under the Cash Option, all dividends and distributions are paid to you in cash. Under the Directed Dividend Option, if you own shares of a Portfolio totaling $25,000 or more in a single account, you may elect to have all dividends and distributions reinvested in shares of another Portfolio, provided that those shares are eligible for sale in your state of residence. For further information concerning the Directed Dividend Option, please contact the transfer agent.

TAX MATTERS

Each Portfolio intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, no Portfolio will be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Portfolio intends to distribute all of its net investment income and any net capital gain each year, each Portfolio should thereby avoid all federal income and excise taxes.

Dividends paid by a Portfolio out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Portfolio as ordinary income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains -- that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If you hold shares for six months or less and during that period receive a distribution of net capital gain, any loss realized on the sale of the shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Portfolio paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after your purchase of shares, although in effect a return of capital to you, will be taxable to you as described above.

To the extent a Portfolio or one of its Underlying Funds invests in the securities of domestic issuers, dividends received by corporate shareholders of the Portfolio may qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Portfolio's fiscal year.

Each Portfolio is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Portfolio with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Portfolio will be mailed to shareholders shortly after the close of each calendar year.

OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to a fund and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Funds and their shareholders. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Funds could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Portfolio is determined as of 4:00 p.m., Eastern time, on each Portfolio Business Day by dividing the value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or pursuant to procedures approved by the Board.

The Underlying Funds are valued at their respective net asset values as determined by those funds. The Underlying Funds that are money market funds value their portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The other Underlying Funds value their portfolio securities based on market quotes if they are readily available.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets normally is completed well before the close of business on each Portfolio Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Portfolio Business Days.

Trading may take place in various foreign markets, however, on days on which a Portfolio's net asset value is not calculated. Calculation of the net asset value per share of a Portfolio may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Portfolio's determination of net asset value will not be reflected in the Portfolio's calculation of net asset value unless Norwest determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank prior to the time of conversion.

PERFORMANCE INFORMATION

A Portfolio's performance may be quoted in terms of yield or total return. ALL PERFORMANCE INFORMATION IS BASED ON HISTORICAL RESULTS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. A Portfolio's yield is a way of showing the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate standardized yield, a Portfolio takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's share price at the end of the 30-day period. A Portfolio's total return shows its overall change in value, including changes in share price and assuming all the Portfolio's dividends and distributions are reinvested. A cumulative total return reflects a Portfolio's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Portfolios' returns, you should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Portfolio net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Portfolios' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of a Portfolio may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Portfolio that invests its assets using different investment styles. Indices are not used in the management of a Portfolio but rather are standards by which the investment adviser and shareholders may compare the performance of the Portfolio to an unmanaged composite of securities with similar, but not identical, characteristics as the Portfolio. This material is not to be considered representative or indicative of future performance. All performance information for a Portfolio is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Portfolio) and may divide portfolios or series into classes of shares (such as C shares); the costs of doing so is borne by the Trust or Portfolio in accordance with the Trust Instrument. Currently the authorized shares of the Trust are divided into thirty nine separate series. The Portfolios currently offer only one class of shares: C Class.

SHAREHOLDER VOTING and OTHER RIGHTS. Each share of each series or class thereof of the Trust has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of a class (and certain other expenses such as transfer agency and administration expenses) may be borne solely by those shares and each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular fund or class, except if the matter affects only one fund or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable shares are redeemable at net asset value, at the option of the shareholders. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Portfolio reserves the right to seek to achieve its investment objective by investing all of its assets in one or more registered investment companies having a substantially similar investment objective and policies.

From time to time certain shareholders may own a large percentage of the shares of a Portfolio and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE PORTFOLIOS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                             NORWEST ADVANTAGE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION





                                  APRIL 1, 1998







================================================================================

CASH INVESTMENT FUND                             STRATEGIC INCOME FUND
READY CASH INVESTMENT FUND                       MODERATE BALANCED FUND
U.S. GOVERNMENT FUND                             GROWTH BALANCED FUND
TREASURY FUND                                    AGGRESSIVE BALANCED-EQUITY FUND
MUNICIPAL MONEY MARKET FUND                      INDEX FUND
STABLE INCOME FUND                               INCOME EQUITY FUND
LIMITED TERM GOVERNMENT INCOME FUND              VALUGROWTHSM STOCK FUND
INTERMEDIATE GOVERNMENT INCOME FUND              DIVERSIFIED EQUITY FUND
DIVERSIFIED BOND FUND                            GROWTH EQUITY FUND
INCOME FUND                                      LARGE COMPANY GROWTH FUND
TOTAL RETURN BOND FUND                           SMALL COMPANY STOCK FUND
LIMITED TERM TAX-FREE FUND                       SMALL COMPANY GROWTH FUND
TAX-FREE INCOME FUND                             DIVERSIFIED SMALL CAP FUND
COLORADO TAX-FREE FUND                           SMALL CAP OPPORTUNITIES FUND
MINNESOTA INTERMEDIATE TAX-FREE FUND             CONTRARIAN STOCK FUND
MINNESOTA TAX-FREE FUND                          INTERNATIONAL FUND

                             NORWEST ADVANTAGE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                  APRIL 1, 1998


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                               DISTRIBUTION:
         Norwest Bank Minnesota, N.A.                         Forum Financial Services, Inc.
         Transfer Agent                                       Manager and Distributor
         733 Marquette Avenue                                 Two Portland Square
         Minneapolis, MN  55479-0040                          Portland, Maine 04101
         (612) 667-8833/(800) 338-1348                        (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.


This Statement of Additional Information supplements the Prospectuses dated April 1, 1998, as may be amended from time to time, offering the following classes of shares of the separate portfolios of Norwest Advantage Funds: Cash Investment Fund, Ready Cash Investment Fund (Institutional Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), A Shares, B Shares and I Shares of each of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund and I Shares of each of Limited Term Government Income Fund, Diversified Bond Fund, Limited Term Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Large Company Growth Fund, Small Company Growth Fund and Diversified Small Cap Fund.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.


                                                 TABLE OF CONTENTS
                                                                                                    Page
                                                                                                    ----
         Introduction                                                                               1

         1.  Investment Policies                                                                    4
                  Security Ratings Information                                                      4
                  Money Market Fund Matters                                                         5
                  Fixed Income Investments                                                          6
                  Mortgage-Backed And Asset-Backed  Securities                                     12
                  Interest Rate Protection Transactions                                            13
                  Hedging And Option Income Strategies                                             14
                  Foreign Currency Transactions                                                    22
                  Equity Securities and Additional Information Concerning the Equity Funds         23
                  Illiquid Securities and Restricted Securities                                    26
                  Borrowing And Transactions Involving Leverage                                    27
                  Repurchase Agreements                                                            30
                  Temporary Defensive Position                                                     30

         2.  Information Concerning Colorado and Minnesota                                         30
                  Colorado                                                                         31
                  Minnesota                                                                        33

         3.  Investment Limitations                                                                34
                  Fundamental Limitations                                                          34
                  Non-Fundamental Limitations                                                      38

         4.  Performance and Advertising Data                                                      41
                  SEC Yield Calculations                                                           41
                  Total Return Calculations                                                        42
                  Multiclass, Collective Trust Fund and Core-Gateway Performance                   43
                  Other Advertisement Matters                                                      43

         5.  Management                                                                            45
                  Trustees and Officers                                                            45
                  Investment Advisory Services                                                     51
                  Management and Administrative Services                                           57
                  Distribution                                                                     60
                  Transfer Agent                                                                   62
                  Custodian                                                                        62
                  Portfolio Accounting                                                             62
                  Expenses                                                                         64

         6.  Portfolio Transactions                                                                64

         7.  Additional Purchase and Redemption Information                                        68
                  Statement of Intention                                                           69
                  Exchanges                                                                        69
                  Redemptions                                                                      70
                  Contingent Deferred Sales Charge (A Shares)                                      70
                  Contingent Deferred Sales Charge (A Shares and B Shares)                         71
                  Conversion of B Shares and Exchange Shares                                       71


                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
         8.  Taxation                                                                             72

         9.  Additional Information About the Trust and the Shareholders of the Funds             73
                  Determination of Net Asset Value - Money Market Funds                           73
                  Counsel and Auditors                                                            73
                  General Information                                                             74
                  Recent Mergers                                                                  74
                  Shareholdings                                                                   74
                  Financial Statements                                                            75
                  Registration Statement                                                          75

         Appendix A - Description of Securities Ratings                                          A-1

         Appendix B - Miscellaneous Tables                                                       B-1
                  Table 1 - Investment Advisory Fees                                             B-1
                  Table 2 - Management Fees                                                      B-5
                  Table 3 - Distribution Fees                                                    B-13
                  Table 4 - Sales Charges                                                        B-15
                  Table 5 - Accounting Fees                                                      B-18
                  Table 6 - Commissions                                                          B-21
                  Table 7 - 5% Shareholders                                                      B-23

         Appendix C - Performance Data C-1 Table 1 - Money Market Fund C-1 Table
                  2 - Yields C-1 Table 3 - Total Returns C-4

                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On August 4, 1997, the Trust changed its name back to "Norwest Advantage Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class also was renamed I Shares.


Each  Fund's  investment   adviser  is  Norwest  Investment   Management,   Inc.
("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest also is the investment adviser of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio. Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

UNITED CAPITAL MANAGEMENT ("UCM") serves as investment subadviser of Contrarian Stock Fund.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard") serves as investment subadviser of Stable Income Fund/Stable Income Portfolio, Total Return Bond Fund/Strategic Value Bond Portfolio and Managed Fixed Income Portfolio. Galliard also serves as an investment subadviser of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.


CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone") serves as investment subadviser to Small Company Stock Fund/Small Company Stock Portfolio. Crestone also serves as investment subadviser of Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine") serves as investment subadviser of Small Company Growth Fund/Small Company Growth Portfolio, Positive Return Bond Portfolio, Large Company Growth Fund/Large Company Growth Portfolio and Small Company Value Portfolio. Peregrine also serves as an investment subadviser of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") serves as investment adviser to Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio. Schroder also serves as an investment subadviser of Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund.


SMITH ASSET MANAGEMENT GROUP, LP ("SMITH GROUP"). Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas, is a registered investment adviser. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of October 1, 1997, the Smith Group managed over $200 million in assets. Currently, the Smith Group manages all of Disciplined Growth Portfolio and Small Cap Value Portfolio.

FORUM FINANCIAL SERVICES, INC. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Fund's administrator.

Each of Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund and Small Cap Opportunities Fund invests all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio.

Each of Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund invests all of its investable assets in various portfolios
(each a "Core Portfolio") of a registered, open-end, management investment company portfolios (each a "Core Trust"). Each Core Portfolio invests using a different investment style.

The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Core Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described in each Fund's prospectus under "Investment Objectives and Policies."


Each of U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, ValuGrowth Stock Fund and Contrarian Stock Fund invests directly in portfolio securities.


The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolio(s) in which the Fund invests, which are borne indirectly by the Fund's shareholders.


As used in this SAI, the following terms shall have the meanings listed:

         "Advisers" or "Investment Advisers" shall mean, collectively, Norwest and Subadvisors.

         "Board" shall mean the Board of Trustees of the Trust.


         "Balanced Fund" shall mean each of Strategic Income Fund, Moderate Balanced Fund , Growth Balanced Fund and Aggressive Balanced-Equity Fund.


         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" shall mean the Board of Trustees of Core Trust.


         "Crestone" shall mean Crestone Capital Management, Inc., the investment subadvisor to Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and Small Company Stock Fund/ Small Company Stock Portfolio.


         "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.


         "Equity Fund" shall mean each of Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small

          Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund.


         "FAS" shall mean Forum Administrative Services, Limited Liability Company, the Trust's administrator.


         "Fitch" shall mean Fitch  IBCA, Inc.


         "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

         "Forum Accounting" shall mean Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.


         "Fund" shall mean each of the thirty-two separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

         "Galliard" shall mean Galliard Capital Management, Inc., the investment subadviser to Stable Income Fund, Stable Income Portfolio, Strategic Value Bond Portfolio, Managed Fixed Income Portfolio, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund , Growth Balanced Fund and Aggressive Balanced-Equity Fund.

         "Income  Funds"  shall mean each of Stable  Income  Fund,  Limited Term
         Government   Income   Fund,   Intermediate   Government   Income  Fund,
         Diversified Bond Fund, Income Fund and Total Return Bond Fund.


         "Money Market Funds" shall mean each of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund.

         "Moody's" shall mean Moody's Investors Service.

         "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

         "NRSRO" shall mean a nationally recognized statistical rating organization.

         "Peregrine" shall mean Peregrine Capital Management, Inc., the investment subadviser to Positive Return Bond Portfolio, Small Company Value Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund/Large Company Growth Portfolio, Small Company Growth Fund/Small Company Growth Portfolio.


         "Portfolio" shall mean Prime Money Market Portfolio, Money Market Portfolio, Positive Return Bond Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Strategic Value Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Disciplined Growth Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Cap Value Portfolio, Small Cap Index Portfolio and International Portfolio, sixteen separate portfolios of Core Trust.

         "Schroder" shall mean Schroder Capital Management Inc., the investment subadviser to Diversified Equity Fund, Growth Equity Fund, International Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund and investment adviser to Schroder EM Core Portfolio and International Portfolio.

         "Schroder Advisors" shall mean Schroder Fund Advisors Inc., the administrator to Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio.


         "Schroder Core" shall mean Schroder Capital Funds, an open-end, management investment company registered under the 1940 Act.

         "Schroder Core Board" shall mean the Board of Trustees of Schroder
         Core.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's.

         "Smith" shall mean Smith Asset Management Group, L.P.

         "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.


          "Subadvisers or "Investment Subadvisers" shall mean, collectively, Crestone Capital Management, Inc., Galliard Capital Management, Inc., Peregrine Capital Management, Inc. , Schroder Capital Management Inc., United Capital Management and Smith Asset Management Group, L.P..

         "Tax Free Income Fund" shall mean each of Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund.

         "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.


         "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.


         "UCM" shall mean United Capital Management, Inc., the investment subadviser to Contrarian Stock Fund.


         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.


1.       INVESTMENT POLICIES


The following discussion is intended to supplement the disclosure in each Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith (as well as those of any Portfolio(s), in which the Fund invests). Certain of the Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (i.e., investment in smaller capitalization companies). No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so. References to the investment policies and investment limitations of a Fund that invests all or a portion of its investable assets in one or more Core Portfolios refers to the Core Portfolio(s) in which that Fund currently invests its assets.


SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund-except in certain cases with respect to the Money Market Funds), Norwest will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, International Portfolio may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

MONEY MARKET FUND MATTERS

Pursuant to Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Investment Adviser to present minimal credit risks pursuant to procedures approved by the Board. In addition, the Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Unrated securities may also be eligible securities if the Investment Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board.

Under Rule 2a-7, except for Municipal Money Market Fund, a Money Market Fund may not invest more than five percent of its total assets in the securities of any one issuer other than with respect to U.S. Government Securities, provided that in certain cases a Fund may invest five percent of its assets in a single issuer for a period of up to three business days. Municipal Money Market Fund is, however, subject to the issuer diversification rules described in paragraph (1) under "Investment Limitations, Nonfundamental Limitations." Except for Municipal Money Market Fund, a Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Immediately after the acquisition of any put, no more than five percent of a Money Market Fund's total assets may be invested in securities issued by or subject to conditional puts from the same institution and no more than ten percent of a Money Market Fund's total assets may be invested in securities issued by or subject to unconditional puts (including guarantees) from the same institution. However, these restrictions only apply with respect to 75% of Municipal Money Market Fund's total assets.

INVESTMENT BY FEDERAL CREDIT UNIONS

U.S. Government Fund and Treasury Fund limit their investments, as described in each of the Prospectuses for those Funds, to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. Treasury Fund limits its investments to Treasury obligations, including Treasury STRIPS with a maturity of less than 13 months. U.S. Government Fund limits its investments to U.S. Government Securities (including Treasury STRIPS), repurchase agreements fully collateralized by U.S. Government Securities and other government related zero-coupon securities, such as TIGRs and CATs. All zero-coupon securities in which the Fund invests will have a maturity of less than 13 months. Certain U.S. Government Securities owned by the Fund may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk the Fund may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R. Section 703.5(i). Each Fund also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e).

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Funds (except Treasury Fund) may invest in U.S. Government Securities. Small Cap Opportunities Fund may invest in U.S. Government Securities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for

Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.

BANK OBLIGATIONS


Small Cap Opportunities Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of U.S. banks that have total assets at the time of purchase in excess of $1 billion and are members of the Federal Deposit Insurance Corporation. Each other Fund may, in accordance with the policies described in its Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Fund's Adviser believes do not present undue risk.


A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Funds (other than Small Cap Opportunities Fund) may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Fund may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Small Cap Opportunities Fund may invest in commercial paper, i.e., short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by Small Cap Opportunities Fund for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P. Except for the Money Market Funds and Small Cap Opportunities Fund, each Fund may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Certain additional Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Fixed Income Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities. For the purpose solely of an investment policy of investing at least 65% of a Fund's assets in U.S. Government Securities, such securities are currently not deemed to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

MUNICIPAL SECURITIES

Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized  according to
(i) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations, (ii) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and (iii) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks and broker-dealers which, in the Fund's Investment Adviser's opinion, present minimal credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Funds invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Money Market Funds may not invest in inverse floaters and certain other variable and floating rates securities that do not imply with Rule 2a-7.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Each Fund's investment adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Funds may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Funds' investment quality requirements.

Variable rate obligations purchased by the Funds may include participation interests in variable rate obligations purchased by the Funds from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Funds can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Fund's participation interest in the instrument, plus accrued interest, but will do so only (1) as required to provide liquidity to a Fund, (2) to maintain a high quality investment portfolio, or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Funds will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Funds from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Each Fund's investment adviser monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase such securities only when the Fund's investment adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Fund will be able to limit principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets (as defined in the Prospectus) to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories:
(1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

SMALL CAP OPPORTUNITIES FUND

COVERED CALLS AND HEDGING

As described in the Prospectus, the Schroder U.S. Smaller Companies Portfolio may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Portfolio's securities, to permit the Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Portfolio would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Portfolio will normally purchase and then terminate the hedging position), the Portfolio would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Portfolio's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Portfolio's activities in the underlying cash market.

Writing Covered Call Options. The Portfolio may write (I.E., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (I.E., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may be purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Portfolio will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio's hedging policies.

PURCHASING CALLS AND PUTS. The Portfolio may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (3) broadly-based stock indices. The Portfolio may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Portfolio may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When the Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Portfolio permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio's delivery of the underlying investment.

STOCK INDEX FUTURES. The Portfolio may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Portfolio buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the
"multiplier") which determines the total dollar value for each point of difference. When the Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Portfolio's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Portfolio's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise by the Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Portfolio will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Portfolio also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid assets in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

LIMITS ON USE OF HEDGING INSTRUMENTS. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification for taxable years beginning on or before August 5, 1997 is that less than 30% of its gross income in that year must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts held for less than three months; and (5) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Portfolio then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

Additionally, each other Fund (other than the Money Market Funds), may (i) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (ii) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that the Fund's Investment Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

         (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Fund of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the`currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION CONCERNING THE EQUITY FUNDS

CONTRARIAN STOCK FUND

Contrarian Stock Fund invests primarily in common stocks which may be out of favor with the investment community when purchased but for which Norwest believes there is significant potential for price appreciation. The basic premise to Norwest's "contrarian" investment approach is that security prices change more than fundamental investment values. Norwest monitors a universe of depressed issues as a starting point in making investment decisions for the Fund. It then projects the earnings of these depressed companies in normal and peak years and estimates how the market might value these earnings. Analysis of possible investments is intensive and fundamental, with emphasis on the quality of a firm's assets and its ability to earn good returns on those assets.

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Funds that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Investment Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Funds that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on

LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS


A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.


HIGH YIELD/JUNK BONDS


Each of Income Fund, Diversified Bond Fund, Total Return Bond Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund and Small Cap Opportunities Fund may invest in bonds rated below "Baa" by Moody's or "BBB" by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's investment adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Fund's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Investment Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Investment Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15 percent (ten percent in the case of the Money Market Funds) of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of the Portfolios, the Core Trust Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of each Fund, pursuant to guidelines approved by the applicable board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Advisers monitor the liquidity of the securities held by each Fund and report periodically on such decisions to the Board or Core Trust Board, as applicable.

In connection with a Fund's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Fund with the issuer at the time such securities are purchased by a Fund. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board or the Core Trust Board, the Investment Advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES


Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or an Adviser. The terms of the Portfolio's loans must meet certain tests under the Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.


BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Fund may purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and other liquid securities in accordance with SEC guidelines. The account value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include: (1) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Swap Agreements"); and (2) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account.

MARGIN AND SHORT SALES

Certain Funds may enter into short sales as described in the prospectus of that Fund. The Funds may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Counterparties to a Money Market Fund's reverse repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If an Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Small Cap Opportunities Fund may invest only in repurchase agreements maturing in seven days or less. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Counterparties to a Money Market Fund's repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Fund for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION


When a Fund other than a Money Market Fund, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) money market mutual funds.


II.      INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO

THE COLORADO STATE ECONOMY

Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. Between late 1984 and mid-1987, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1987 through 1996, there has been moderate but steady improvement in the Colorado economy: per-capita income increased approximately 54.9% (4.5% in 1996) and retail trade sales increased approximately 81.9% (6.9% in 1996). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1996 the State's unemployment rate was 4.2% and the United State's unemployment rate was 5.4%).

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

STATE REVENUES

The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the fiscal year ended June 30, 1996.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.5% and 53.2%, respectively, of total General Fund revenues during fiscal year 1995 and approximately 31.0% and 54.3%, respectively, of total General Fund revenues during fiscal year 1996. The ending General Fund balance for fiscal year 1995 was $488.5 million and for fiscal year 1996 was approximately $368.5 million.


The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notices to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1997, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.


TAX AND SPENDING LIMITATION AMENDMENT

On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts," which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. The State anticipates that revenues in excess of the limits applicable for the 1996 fiscal year will be refunded to certain taxpayers in the State in accordance with the Amendment. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

MINNESOTA

The following information has been derived from the 1997 edition of HISTORICAL ECONOMIC STATISTICS and the ECONOMIC REPORT TO THE GOVERNOR for 1993 and 1994, both prepared by the Economic Resource Group, and COMPARE MINNESOTA: AN ECONOMIC AND STATISTICAL FACT BOOK 1996/1997 by the Minnesota Department of Trade and Economic Development. In a number of instances, the information in these sources is current through 1994.

THE STRUCTURE OF THE MINNESOTA STATE'S ECONOMY

Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of the State's economy.

When viewed in 1994 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2.5 percentage points of national employment share.

Some unique characteristics of the State's economy are apparent in employment concentrations in many major industries. The State's high technology industries accounted for more than 7% of all employment in the State of 1994, and the State's concentration of high technology employment is 50% higher than the United States average. This emphasis is partly explained by the location in the State of Honeywell, IBM, 3M Company, Unisys and Seagate Technology.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. The State's concentration of employment in 1994 was 50% higher than the United States average in the food and kindred products industry and almost 50% higher in the forest and forestry products industry. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry.

The printing and publishing industry and medical products manufacturing industry are also relatively more important in the State than in the United States. From 1985 to 1994, employment in the State's printing and publishing industry grew 28.2%, compared to the United States growth rate of 7.8% over the same period. Printing and publishing companies provided 2.9% of all of the State's private industry jobs in 1994. In the medical products manufacturing industry, the State's concentration of employment in 1994 was the second highest in the nation and twice the United States average.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1994. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

EMPLOYMENT GROWTH IN THE STATE

In the period 1985 to 1994, employment in non-farm industries increased 24.1%, compared to an increase of 16.9% in the United States. Manufacturing has been a strong sector, with Minnesota employment outperforming its United States counterpart in the period from 1985 to 1994 with an increase of 10.5% compared to a decrease of 4.9% in the United States in the same period. Over 40% of the total increase in Minnesota non-farm employment between the years 1985-1994 resulted from a 45.5% increase in employees in the services industry during this period. Mining was the only industry where employment decreased between 1985-1994 in both Minnesota and the United States, dropping by 9.4% in Minnesota and 34.8% in the United States.

PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within three percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 102.6% of its U.S. counterpart.

In the level of personal income per capita, Minnesota ranked second among twelve north central states in both 1992 and 1994. During the period 1985 to 1994, Minnesota ranked second among such states in annual average growth of personal income and fifth during the period 1993 to 1994. Minnesota ranked twentieth nationally and third among the twelve north central states with a per capita disposable income of $18,792 in 1994. During 1990-1992, wage and salary disbursements which constitute some 60% of total personal income grew 12.3% in Minnesota as compared to 8.3% for the United States. Personal income in Minnesota grew more rapidly than seven other north central states' averages during 1993-1994, and faster than the United States average. From 1985 to 1994, Minnesota non-agricultural employment grew 24.1% while such employment in the
United   States   grew   16.9%.

During the 1990-1993 period, Minnesota non-agricultural employment increased 5.1%, while regional employment increased 1.3%.

The annual employment rate in Minnesota was below that of the United States and of the twelve north central states for every year during the ten-year period of 1985 to 1994. In 1994, the State's unemployment rate was 3.9% compared to the United States average of 6.1% and the twelve north central state's average of 5.1%.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,074,000 in 1980 to 4,565,000 in 1994, for a growth rate of 12.1%. The United States growth rate between 1980 and 1994 was 15.1% and the overall growth rate for the twelve north central states was 4.4%. Minnesota population is currently forecast to grow 12.3% between 1994 and 2010.

III.     INVESTMENT LIMITATIONS

For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

The Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Reference to any Fund that invests in one or more Core Portfolios includes reference to the Core Portfolio(s) in which that Fund invests, which has the same fundamental policies as the Fund.

(1)      DIVERSIFICATION

                  EACH FUND (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer

(2)      CONCENTRATION

         (a) CASH INVESTMENT FUND and READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies;
                    provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (c) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (d) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry;
                    (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940

                    Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (e) SMALL COMPANY STOCK FUND and CONTRARIAN STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, municipal securities are not treated as involving a single industry;
                    (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (f) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.
                    Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (g) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, and SMALL COMPANY GROWTH FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         (h) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) there is no limit on investment in issuers domiciled in a single country; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

         (a) Each MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, each TAX-FREE INCOME FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).



         (b) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).


(4)      ISSUANCE OF SENIOR SECURITIES

         NO FUND may issue senior securities except to the extent permitted by the 1940 Act.

(5)      UNDERWRITING ACTIVITIES

         NO FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)      MAKING LOANS

         NO FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)      PURCHASES AND SALES OF REAL ESTATE


         EACH FUND (other than DIVERSIFIED SMALL CAP FUND, and SMALL CAP OPPORTUNITIES FUND) may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.


         DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

(8)      PURCHASES AND SALES OF COMMODITIES

         EACH FIXED INCOME FUND, EQUITY FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

         DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. Reference to a Fund includes reference to its corresponding Portfolio, if applicable, which has the same fundamental policies as the Fund. The policies of a Fund may be changed by the Board, or in the case of its corresponding Portfolio, the Core Trust Board.

(1)      DIVERSIFICATION

         (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in the section as a single issuer or the Fund would own more than 10% of the outstanding rated securities of any single issuer.

         (b) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, the Fund is "non-diversified" as that term is defined in the 1940 Act.


         (c) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the Code, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.


(2)      BORROWING

         EACH FUND'S (other than INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

(3)      ILLIQUID SECURITIES

         (a) EACH MONEY MARKET FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

         (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

 (4)     OTHER INVESTMENT COMPANIES

         EACH FUND may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)      MARGIN AND SHORT SALES

         EACH FUND (other than LIMITED TERM GOVERNMENT INCOME FUND and INTERMEDIATE GOVERNMENT INCOME FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. EACH FUND may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND (other than [DIVERSIFIED SMALL CAP FUND] and SMALL CAP OPPORTUNITIES
         Fund) may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

(6)      UNSEASONED ISSUERS

         NO FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)      PLEDGING

         NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

 (9)     SECURITIES WITH VOTING RIGHTS

         NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(10)     LENDING OF PORTFOLIO SECURITIES


         NO FUND (other than SMALL CAP OPPORTUNITIES FUND) may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets, as determined by SEC guidelines.

         SMALL CAP OPPORTUNITIES FUND may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

(11)     REAL ESTATE LIMITED PARTNERSHIPS

         NO FUND may invest in real estate limited partnerships.

(12)     OPTIONS AND FUTURES CONTRACTS

          (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.


          (b) NO FIXED INCOME FUND, EQUITY FUND (other than SMALL CAP OPPORTUNITIES FUND) or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.


(13)     WARRANTS

         NO FUND may invest in warrants if: (1) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(14)     TREASURY FUND INVESTMENT LIMITATIONS

         TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(15)     PURCHASES AND SALES OF COMMODITIES

         NO MONEY MARKET FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

(16)     VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

         VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

IV.      PERFORMANCE AND ADVERTISING DATA


Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Funds will be able to maintain a stable net asset value of $1.00. For a listing of certain performance data as of November 30, 1997 (see Appendix C -- Performance Data, Table 3 --Total Returns).

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond

Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

 SEC YIELD CALCULATIONS


Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS

Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P =  a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return n = number of years
                  ERV = ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period


Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:


       P(1+U)n = ERV

Where    P = a hypothetical initial payment of $1,000.

         U = average annual total return assuming non payment of the maximum sales load at the beginning of the stated period.

         n =  number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period


In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above


MULTICLASS, COLLECTIVE INVESTMENT AND COMMON TRUST FUND AND CORE-GATEWAY PERFORMANCE


MULTICLASS PERFORMANCE


When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load and applicable 12b-1 fees on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

COLLECTIVE INVESTMENT AND COMMON TRUST FUND PERFORMANCE

Prior to November 11, 1994, Norwest Bank managed several collective investment funds each of which had an investment objective and investment policies that were in all material respects equivalent to a particular Fund which became the successor to the collective investment fund. Therefore, the performance for these Funds includes the performance of their predecessor collective investment funds for periods before those Funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds' 1994 estimate of their expense ratios for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). Prior to October 1, 1997, Norwest Bank managed a common trust fund which had an investment objective and investment policies that were in all material respects equivalent to one of the Funds which became the successor to the collective investment fund. Therefore, the performance for the Fund includes the performance of the predecessor common trust fund for the period before the Fund became a mutual fund on October 1, 1997. The common trust fund performance was adjusted to reflect the Fund's 1997 estimate of its expense ratio for the first year of operation as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment funds and common trust fund were not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance result. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which International Fund's predecessor collective investment fund invested.

CORE-GATEWAY PERFORMANCE

When a Fund (a "Gateway fund") invests all of its investable assets in another investment company (a "Core portfolio") that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core portfolio. That history may be restated to reflect the estimated expenses of the Gateway fund.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.


The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.


As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                           Total Invested $600       Average Price $15.17        Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.


In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm. V. MANAGEMENT


Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees and officers of the Trust and their principal occupations during the past five years and age as of April 1, 1998 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


JOHN Y. KEFFER, Chairman and President,* Age 54.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 65.

     Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age 70.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age 76.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age 63.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.


JOHN S. MCCUNE,* Trustee, Age 46.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.


TIMOTHY J. PENNY, Trustee, Age 45.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 56.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

 SARA M. MORRIS, Vice President and Treasurer, Age 33.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age 35.

     ** 1 Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.


THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 42.


     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

 PAMELA J. WHEATON, Assistant Treasurer, Age 38.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

MAX BERUEFFY, Assistant Secretary (age 44)

     Senior Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.


DON L. EVANS, Assistant Secretary, Age 49.


     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

 EDWARD C. LAWRENCE, Assistant Secretary, Age  28.

     Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.


COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1997, which was the fiscal year end of all of the Trust's portfolios.

                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS
                                                       --------------             ------------
         Mr. Brown                                        $30,942                    $31,000
         Mr. Burkhardt                                    $36,932                    $37,000
         Mr. Harris                                       $30,942                    $31,000
         Mr. Leach                                        $30,942                    $31,000
         Mr. Penny                                        $30,942                    $31,000
         Mr. Willeke                                      $30,942                    $31,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1997 total expenses of the Trustees (other than Mr. Keffer) was $22,804 and total expenses of the trustees of Norwest Select Funds was $46.


As of April 1, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.


TRUSTEES AND OFFICERS OF CORE TRUST


The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Butt, Sheehan, and Misses Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, (see "Management -- Trustees and Officers -- Trustees and Officers of the Trust.")


JOHN Y. KEFFER,* Chairman and President.

COSTAS AZARIADIS, Trustee, Age 53.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee, Age 54.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. MICHAEL PARISH, Trustee, Age 53.

     Partner at the law firm of Reid & Priest. Prior thereto he was a partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. His address is 40 Wall Street, New York, New York 10005.


 SARA M. MORRIS, Treasurer

 PAMELA J. WHEATON, Assistant Treasurer


DAVID I. GOLDSTEIN, Secretary.

THOMAS G. SHEEHAN, Assistant Secretary.


CATHERINE S. WOOLEDGE, 55, Two Portland Square, Portland, Maine - Assistant Secretary. Counsel, Forum Financial Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.


TRUSTEES AND OFFICERS OF SCHRODER CORE


The Trustees and officers of Schroder Core and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer and Sheehan, officers of Schroder Core, currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, (see "Management-Trustees and Officers - Trustees and Officers of the Trust.") Ms. Wooledge an officer of Schroder Core, currently serves as an officer of Core Trust. Accordingly, for background information pertaining to her, (see "Management- Trustees and Officers - Trustees and Officers of Core Trust.")


PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

MARK J. SMITH(b), 33 Gutter Lane, London, England - President and Trustee of the Trust - Senior Vice President and Director of Schroder; Director and Senior Vice President, Schroder Fund Advisors Inc..

ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice -President of the Trust - Director of Schroder and Schroder Capital Management International Ltd. since 1994; Senior Vice President and Director of Schroder; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON(b)(c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Senior Vice President and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.



RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of Schroder since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

CATHERINE S. WOOLEDGE, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust.

BARBARA GOTTLIEB(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust and Vice President of Schroder Fund Advisors Inc.; prior thereto held various positions with SWIS affiliates.

JOHN Y. KEFFER, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

JANE P. LUCAS, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President Schroder; Director of SCM since September 1995; Director of Schroder Fund Advisors Inc.; Assistant Director Schroder Investment Management Ltd. since June 1991.

GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, Schroder.

CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Fund Advisors Inc. since 1997; Group Vice President of Schroder; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Group Vice President of Schroder, employed in various positions in the investment research and portfolio management areas since 1987.

JOHN A. TROIANO(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of Schroder since October 1995; Director of Schroder Fund Advisors Inc.; Director of Schroder since 1991; prior thereto, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of Schroder since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust - First Vice President of Schroder; Fund Counsel and Senior Vice President of Schroder Fund Advisors Inc. since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Vice President of Schroder Fund Advisors Inc.


INVESTMENT ADVISORY SERVICES

GENERAL


Table 1 in Appendix B shows, with respect to each Fund, the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust or Norwest and Core Trust, if the Fund invests in one or more Portfolios, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows similar information with respect to Schroder for its services to International Portfolio and Schroder U.S. Smaller Companies Portfolio. The data is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. All investment advisory fees are accrued daily and paid monthly. Each investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.


In addition to receiving its advisory fee from the Funds, each investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT


Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. For further information about the investment subadvisory services for certain Funds and the advisory services for International Portfolio of Core Trust. (See "Management -- Investment Advisory Services -- Schroder Capital Management International, Inc.," "--Sub- Advisers" -- Crestone Capital Management, Inc.," "-- Galliard Capital Management, Inc.," "-- Peregrine Capital Management, Inc.," "-- United Capital Management, Inc." And "-- Smith Asset Management Group, L.P.") Under its various Investment Advisory Agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. With respect to each Fund, the Investment Advisory Agreement between the Trust and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.


Each Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser or (2) by the Adviser on 60 days' written notice to the Trust. Each Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreements also provide that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.


Norwest acts as investment adviser to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Diversified Small Cap Fund, Contrarian Stock Fund and International Fund. The investment advisory agreements between Norwest and Core Trust on behalf of the portfolios are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters.


Norwest Investment Management, Inc. Is a part of Norwest Corporation which as of June 30, 1997, was a $83.6 billion financial services company providing banking, insurance, investments, mortgage and consumer finance through 3,844 stores in all 50 states, Canada, the Caribbean, Central America and elsewhere internationally.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.-- SCHRODER U.S. SMALLER COMPANIES PORTFOLIO/INTERNATIONAL PORTFOLIO


Small Cap Opportunities Fund invests all of its assets in Schroder U.S. Smaller Companies Portfolio and International Fund invests all of its assets in International Portfolio and Schroder EM Core Portfolio. Pursuant to a separate Advisory Agreement between Schroder Core and Schroder, Schroder acts as investment adviser to Schroder U.S. Smaller Companies Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing Schroder U.S. Smaller Companies Portfolio's investments and effecting portfolio transactions for Schroder U.S. Smaller Companies Portfolio. Pursuant to a separate Advisory Agreement between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing International Portfolio's investments and effecting portfolio transactions for International Portfolio. The Advisory Agreements between Schroder U.S. Smaller Companies Portfolio, International Portfolio, Schroder EM Core Portfolio and Schroder will continue in effect only if such continuance is specifically approved at least annually: (1) by the applicable Trust Board or by vote of a majority of the outstanding voting interests of the Portfolio, and, in either case (2) by a majority of the applicable Trust's trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the applicable Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Agreement is not approved as to a Portfolio, the Adviser may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.


On behalf of each Fund that invests all or a portion of its assets in Schroder U.S. Smaller Companies Portfolio or International Portfolio, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. An Investment Subadvisory Agreement would become operative and Schroder would directly manage a Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in smaller companies or international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement Schroder would makes investment decisions directly for a Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest has so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Funds' investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreements will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (2) by a majority of the applicable Trust's trustees who are not parties to the Investment Subadvisory Agreements or interested persons of any such party (other than as trustees of the applicable Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreements or the continuation of the Agreements is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

Each Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreements also provide that, with respect to the Funds, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreements. The Investment Subadvisory Agreements provide that Schroder may render services to others.

No payments are made under the Funds' Investment Subadvisory Agreements with Schroder because no assets are allocated to Schroder to manage directly.


The Advisory Agreements between Schroder and Core Trust and Schroder and Schroder Core on behalf of International Portfolio, Schroder EM Core Portfolio and Schroder U.S. Smaller Companies Portfolio, respectively are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters.


SUB-ADVISERS


The Adviser pays a fee to each of the Subadvisers. These fees do not increase the fees paid by shareholders of the Funds. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of the Subadviser in managing the Fund and the nature and magnitude of the expenses incurred by the Subadviser in managing the Fund's assets and by the Adviser in overseeing and administering management of the Fund. However, the contractual fee payable to each Fund by Norwest for investment advisory services will not vary as a result of those negotiations.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with the Fund's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Board of Trustees replace one or more Subadvisers or appoint additional Subadvisers, depending on the Adviser's assessment of what combination of Subadvisers it believes will optimize each Fund's chances of achieving its investment objectives. The sub-advisory agreements with respect to the Funds and, with respect to the Portfolios, are identical, except for the fees payable and certain other non-material matters.


CRESTONE CAPITAL MANAGEMENT, INC.


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with the Small Company Stock Fund (the "Fund"), Norwest has entered into an Investment Subadvisory Agreement with Crestone, located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Crestone is registered with the

SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Crestone as a subadviser. Currently, Crestone manages the entire portfolio of the Fund and has done so since the Fund's inception. Norwest supervises the performance of Crestone including its adherence to the Fund's investment objectives and policies and pays Crestone a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Crestone a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million. For the Fund's fiscal years ended May 31, 1996, 1995 and 1994, Norwest paid Crestone subadvisory fees of $180,748, $137,862 and $8,792, respectively.


Under its Investment Subadvisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Crestone is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.


The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Crestone on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Fund, neither Crestone nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Crestone against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Crestone's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Crestone may render services to others.

GALLIARD CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund , Growth Balanced Fund and Aggressive Balanced-Equity Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services.

Under its Investment Subadvisory Agreement, Galliard makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Galliard on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC.


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund (the "Funds"), Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Peregrine makes investment decisions for each of the Funds and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages the entire portfolio of each Fund and has done so since the Fund's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolio's investment objectives and policies and pays Peregrine a fee for its investment management services.


Under its Investment Subadvisory Agreement, Peregrine makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Fund's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Peregrine on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Fund, neither Peregrine nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Peregrine against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Peregrine's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Peregrine may render services to others.

UNITED CAPITAL MANAGEMENT


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Contrarian Stock Fund (the "Fund"), Norwest has entered into an Investment Subadvisory Agreement with UCM, located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274. UCM is registered with the SEC as an investment adviser and is a division of Norwest Bank Colorado, N.A.. Pursuant to the Sub-Investment Advisory Agreement, UCM makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using UCM as a subadviser. Currently, UCM manages the entire portfolio of the Fund and has done so since the Fund's inception. Norwest supervises the performance of UCM including its adherence to the Fund's investment objective and policies and pays UCM a fee for its investment management services.

Under its Investment Subadvisory Agreement, UCM makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. UCM is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Fund the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by UCM on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Fund, neither UCM nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect UCM against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of UCM's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that UCM may render services to others.


SMITH ASSET MANAGEMENT GROUP, L.P.


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Smith is registered with the SEC as an investment adviser . Pursuant to the Sub-Investment Advisory
Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages the entire portfolio of each Portfolio and has done so since the Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolio's investment objectives and policies and pays Smith a fee for its investment management services. As of October 1, 1997, for its services under the Investment Subadvisory Agreement, Norwest pays Smith a fee based on Disciplined Growth Portfolio's and Small Cap Value Portfolio's average daily net assets at an annual rate of 0.35% and 0.45%, respectively.


Under its Investment Subadvisory Agreement, Smith makes investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Smith may render services to others.

Smith also currently serves as Investment Subadviser to the Funds pursuant to an investment advisory agreement between Smith and Norwest. The investment subadvisory agreement with respect to the Funds is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAS, Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees: (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.


The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Advisers, the officers of the

Trust and  other  relevant  parties,  is  responsible  for the  preparation  and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, respectively. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to the portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and FAS perform for the Blended Funds under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure. Forum and FAS waive their fees payable by each of the Blended Funds under the Management and Administration Agreements to the extent those Funds incur indirectly management fees charged by Forum to a Blended Portfolio.

NORWEST ADMINISTRATIVE SERVICES


Under an Administrative Servicing Agreement between the Trust and Norwest with respect to Small Cap Opportunities Fund and International Fund, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest gathers performance and other data from Schroder as the adviser of Schroder U.S. Smaller Companies Portfolio and International Portfolio and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest under the Administrative Servicing Agreement unless the each of the Fund's assets are invested solely in Schroder U.S. Smaller Companies Portfolio or International Portfolio and Schroder EM Core Portfolio (in the case of Small Cap Opportunities Fund and International Fund, respectively) or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.


The Administrative Service Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Table 2 in Appendix B shows the dollar amount of fees payable under the Servicing Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest for the past three fiscal years of the Fund.

SCHRODER ADMINISTRATIVE SERVICES

Schroder  Core  has  entered  into an  Administrative  Services  Agreement  with
Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of Schroder U.S. Smaller Companies Portfolio, including coordination of the services performed by the Portfolio's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of Schroder, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For these services, Schroder Advisors will receive a fee from Schroder Core at the annual rate of 0.10% of the average daily net assets of the Portfolio. The Administrative Services Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the trustees of Schroder Core who are not "interested persons" of Schroder Core and who have no direct or indirect financial interest in the operation of the Administrative Services Agreement, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Portfolio, or, upon 60 days' notice, by Schroder Advisors. The Administrative Services Agreement will terminate automatically in the event of its assignment.

On behalf of the Portfolio, Schroder Core has entered into a Sub-Administration Agreement with Forum. Pursuant to the Sub-Administration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the
Administrative Services Agreement, including shareholder reporting and regulatory compliance.

The Sub-Administration Agreement is terminable with respect to the Portfolio without penalty, at any time, by the board of trustees of Schroder Core upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Portfolio.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. With respect to B Shares of each Fund that offers B Shares, and with respect to Exchange Shares of Ready Cash Investment Fund, the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares and Exchange Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plan is "semi-enhanced" in that under the circumstances described below, payments to Forum under the Plan continue while there are uncovered distribution charges even though the Plan has been terminated. Uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. The Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (1) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (2) the Trust does not alter the terms of the CDSC applicable to the B Shares of the Fund outstanding at the time of the termination; (3) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (4) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares.

In the event of a termination of the Plan that does not satisfy clauses (2), (3) and (4) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Contrarian Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination.

In addition, pursuant to the Plan, each of Stable Income Fund, Income Equity Fund, Intermediate Government Income Fund, Diversified Equity Fund and Growth Equity Fund may, subject to approval by the Trustees, assume and pay: (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1994, 1995 and 1996. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund (0.20% plus expenses in the case of Cash Investment Fund and 0.10% plus expenses in the case of Municipal Money Market Fund - Institutional Shares).

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio's) custodian (in this capacity the "Custodian"). The Chase Manhattan Bank, N.A., acts as custodian for Schroder U.S. Smaller Companies Portfolio, but plays no role in making decisions as to the purchase or sale of portfolio securities. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Core Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.


Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund (other than a Gateway Fund) a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month;
(2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds
- $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.


Forum Accounting receives from the Trust with respect to each Gateway Fund a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Gateway Fund operating pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Gateway Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)


Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through

December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable


Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Table 5 in Appendix B shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

VI.      PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

Purchases and sales of portfolio securities for the Money Market Funds and Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, Core Trust Board and Schroder Core Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust and Schroder Core Boards have adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services.

From time to time, a Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Norwest Corporation. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.

                                                                                        PERCENTAGE OF
                                                                                         COMMISSION
                                                       AGGREGATE       PERCENTAGE       TRANSACTIONS
                                                      COMMISSIONS    OF COMMISSIONS       EXECUTED
                                                     PAID TO NISI     PAID TO NISI      THROUGH NISI
VALUGROWTH STOCK FUND                                ------------     ------------      ------------
---------------------

Year Ended May 31, 1997                                $41,474             8.25%            8.05%
Year Ended May 31, 1996                                $10,494             2.41%            1.73%
Year Ended May 31, 1995                                $12,213             1.78%            2.28%


The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Investment Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or
(2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective investment adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the investment advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1997.

                                                    REGULAR BROKER                        VALUE OF
                                                       OR DEALER                       SECURITIES HELD
                                                       ---------                       ---------------
CASH INVESTMENT FUND                        Bear, Stearns & Company                       $75,000,000
                                            CS First Boston                               $15,000,000
                                            Merrill Lynch & Co.                           $47,497,784
                                            Morgan Stanley                               $345,781,386

READY CASH INVESTMENT FUND                  Bear, Stearns & Company                       $50,000,000
                                            CS First Boston                               $10,000,000
                                            Merrill Lynch & Co.                           $37,499,817
                                            Morgan Stanley                                $55,000,000

U.S. GOVERNMENT FUND                        Bank of America Securities                    345,781,386

TREASURY FUND                               None                                                    0

MUNICIPAL MONEY MARKET FUND                 None                                                    0

STABLE INCOME FUND                          Lehman Brothers Holdings                        1,043,889

INTERMEDIATE GOVERNMENT FUND                None                                                    0

DIVERSIFIED BOND FUND                       Lehman Brothers Holdings                        1,092,216
                                            Paine Webber Group, Inc.                          991,450
                                            Dean Witter                                       977,500
                                            Charles Schwab Corporation                        562,630

INCOME FUND                                 None                                                    0

TOTAL RETURN BOND FUND                      Salomon Brothers Inc.                           1,205,617

LIMITED TERM TAX-FREE FUND                  None                                                    0

TAX-FREE INCOME FUND                        None                                                    0

COLORADO TAX FREE FUND                      None                                                    0

MINNESOTA TAX FREE FUND`                    None                                                    0

STRATEGIC INCOME FUND                       Charles Schwab Corporation                        187,544
                                            Dean Witter                                       293,598
                                            Paine Webber Group, Inc.                          495,725

                                       68

                                            Salomon Brothers Inc.                             497,433
                                            Bear Stearns Company                              500,232
                                            Charles Schwab Corporation                        487,425
                                            Donaldson, Lufkin & Jenrette, Inc.                111,562

MODERATE BALANCED FUND                      Charles Schwab Corporation                        562,630
                                            Dean Witter                                       636,131
                                            Lehman Brothers Inc.                              819,162
                                            Paine Webber Group, Inc.                        1,090,595
                                            Salomon Brothers Inc.                             895,522
                                            Charles Schwab Corporation                      1,940,000
                                            Donaldson, Lufkin & Jenrette, Inc.                427,126

GROWTH BALANCED FUND                        Charles Schwab Corporation                        562,629
                                            Dean Witter                                       636,130
                                            Lehman Brothers, Inc.                             819,162
                                            Paine Webber Group, Inc.                          991,450
                                            Salomon Brothers Inc.                             497,432
                                            Charles Schwab Corp.                            3,533,225
                                            Donaldson, Lufkin & Jenrette, Inc.                784,125

INCOME EQUITY FUND                          None                                                    0

INDEX FUND                                  Merrill Lynch & Co., Inc.                         498,575
                                            Morgan Stanley Group, Inc.                        336,600
                                            Salomon Brothers, Inc.                            192,626

VALUGROWTH STOCK FUND                       None                                                    0

DIVERSIFIED EQUITY FUND                     Charles Schwab Corporation                      9,971,600
                                            Donaldson, Lufkin & Jenrette, Inc.              2,218,502

GROWTH EQUITY FUND                          Charles Schwab Corporation                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500

LARGE COMPANY GROWTH FUND                   Charles Schwab Corporation                     11,300,500
                                            Donaldson, Lufkin & Jenrette, Inc.              2,524,500

SMALL COMPANY STOCK FUND                    None                                                    0

SMALL COMPANY GROWTH FUND                   None                                                    0

CONTRARIAN STOCK FUND                       None                                                    0

INTERNATIONAL FUND                          None                                                    0


PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to qualify as a regulated investment company for Federal tax purposes for taxable years beginning on or before August 5, 1997, less than 30% of the gross income of the Fund in that year must be derived from the sale of securities held by the Fund for less than three months. See "Taxation" below. Portfolio turnover rates are set forth under "Financial Highlights" in the Funds Prospectuses. The change in portfolio turnover rate for Income Fund and Intermediate Government Income Fund from 1995 to

1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.


VII.     ADDITIONAL PURCHASE, REDEMPTION AND
         EXCHANGE INFORMATION GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS

As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the follow-up business day and the investor's access to the fund would be temporarily limited.

CLASS A SHARES

OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of the Fixed Income and Equity Funds' in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1997. The maximum sales charge as of October 1, 1997 are 5.5% for each Equity Fund and 4.0% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 5.5% would equal 0.055).

                                                                            NET ASSET        OFFERING
                                                                         VALUE PER SHARE       PRICE
                                                                         ---------------       -----
         STABLE INCOME FUND                                                  $10.24           $10.39
         INTERMEDIATE GOVERNMENT INCOME FUND                                 $10.84           $11.27
         INCOME FUND                                                        $  9.27          $  9.64
         TOTAL RETURN BOND FUND                                             $  9.40          $  9.78
         TAX-FREE INCOME FUND                                                $10.05           $10.45
         COLORADO TAX-FREE FUND                                              $10.22           $10.63
         MINNESOTA TAX-FREE FUND                                             $10.57           $10.99
         INCOME EQUITY FUND                                                  $33.16           $34.98
         VALUGROWTH STOCK FUND                                               $25.06           $26.44
         DIVERSIFIED EQUITY FUND                                             $36.51           $38.52
         GROWTH EQUITY FUND                                                  $32.49           $34.28
         SMALL COMPANY STOCK FUND                                            $13.95           $14.72
         SMALL CAP OPPORTUNITIES FUND                                        $19.83           $20.92
         INTERNATIONAL FUND                                                  $21.66           $22.85

STATEMENT OF INTENTION

As more fully described in the Prospectus, investors may obtain reduced sales charges with respect to the purchase of A Shares of the Funds by means of a written Statement of Intention, which expresses the investor's intention to invest $50,000 or more within a period of 13 months in A Shares of a Fund. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds or Institutional Shares of Ready Cash Investment Fund or Municipal Money Market Fund or shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust.

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES)

A Shares of the Funds on which no initial sales charge was assessed pursuant to the Right of Accumulation or Statement of Intention, that are redeemed within specified periods after the purchase date will be subject to a contingent deferred sales charge upon redemption.

RIGHT OF ACCUMULATION

Contingent deferred sales charges may be charged on A Shares purchased without an initial sales charge pursuant to the Cumulative Quantity Discount (Right of Accumulation) that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case the contingent deferred sales charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the contingent deferred sales charge. The $900,000 of A Shares is not subject to the contingent deferred sales charge.

STATEMENT OF INTENTION

Contingent deferred sales charges may be charged on redemptions of A Shares purchased without an initial sales charge pursuant to a Statement of Intention ("SOI") that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. However, the contingent deferred sales charge will apply with respect to the entire amount purchased amount if the shareholder never purchases $1,000,000 or more of A Shares under the SOI. The contingent deferred sales charge will not apply to SOIs of under $1,000,000 and will not be applied to SOIs for a greater amount. The holding period for each A Share, however, shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a contingent deferred sales charge will be charged at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI and will be assessed at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

REINSTATEMENT PRIVILEGE

A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES AND B SHARES)

With respect to A Shares and B Shares of the Funds, certain redemptions are not subject to any contingent deferred sales charge. No contingent deferred sales charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; and (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code and (2) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

VIII.    TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund or Core Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund or Core Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund or Core Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund or Core Portfolio upon the lapse or sale of such options held by such Fund or Core Portfolio will be either long-term or short-term capital gain or loss depending upon the Fund's (or Core Portfolio's) holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund or Core Portfolio will be treated as short-term capital gain or loss. In general, if a Fund or Core Portfolio exercises an option, or an option that a Fund or Core Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund or Core Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's (or Core Portfolio's) gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's (or Core Portfolio's) holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund or Core Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund or Core Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Fund's (or Core Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund or Core Portfolio may be forced to sell other portfolio securities.

If International Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to: (1) include in gross income rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes.

No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

IX.  ADDITIONAL INFORMATION ABOUT THE TRUST AND
     THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS

Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust is divided into thirty nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's A Shares, B Shares and I Shares, among Ready Cash Investment Fund's Institutional, Investor and Exchange Shares and between Municipal Money Market Fund's Institutional and Investor Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

RECENT MERGERS

As of May 17, 1996, three portfolios of the Trust, Adjustable U.S. Government Reserve Fund, Government Income Fund and Income Stock Fund (the "Acquired Funds") were reorganized into Stable Income Fund, Intermediate Government Income Fund and Income Equity Fund (the "Acquiring Funds"), respectively through the acquisition of all the assets and liabilities of the Acquired Funds by the corresponding Acquiring Funds. Each Acquiring Fund commenced operations prior to that date and was the entity that continued its existence after the transactions. Performance information for the Acquiring Funds only reflects the Acquiring Funds, performance and all fees listed in this Statement of Additional Information reflect the fees paid by the Acquiring Funds.

SHAREHOLDINGS


Table 7 to Appendix A lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of March 2, 1998.


FINANCIAL STATEMENTS


The financial statements of each Fund for the semi-annual period ended November 30, 1997 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Semi-Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The financial statements of each Fund for the year ended May 31, 1997 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, portfolios of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.


REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

           MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)


MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated "Aaa" are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the "Aa", "A", "Baa", "Ba" or "B" groups which Moody's believes possess the strongest investment attributes are designated by the symbols "Aa1", "A1", "Baa1", "Ba1", and "B1".

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" typically are subordinated to senior debt which as assigned an actual or implied "CCC" debt rating. This rating may also be used to indicate imminent default.

The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "Cl" is reserved for income bonds on which no interest is being paid.

Bonds are rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

DUFF & PHELPS CREDIT RATING CO. ("D&P")

Duff & Phelps Long-Term Rating Scale

         AAA:     Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD:      Defaulted debt obligations.  Issuer failed to meet schedule principal and/or interest payments.

FITCH IBCA, INC . ("FITCH")


Fitch rates corporate bond issues, including convertible debt issues, as follows:

"AAA" Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

"A" Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

"B" Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC" Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

"CC" Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

"C" Bonds are in imminent default in payment of interest or principal.

"DDD", "DD", and "D" Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "DDD", "DD", or "D" categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

"AAA" is the highest  rating that is assigned by S&P to a preferred  stock issue
and  indicates  an  extremely   strong  capacity  to  pay  the  preferred  stock
obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is "MIG-1/VMIG-1". A rating of "MIG-1/VMIG-1" denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the "MIG-2/VMIG-2" designation are of high quality. Margins of protection are ample although not so large as in the "MIG-1/VMIG-1" group. A rating of "MIG-3/VMIG-3" denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of "MIG- 4/VMIG-4" denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is "SP-1". S&P states that short-term municipal securities bearing the "SP-1" designation have very strong or strong capacity to pay principal and interest. Those issues rated "SP-1" which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated "SP-2" have satisfactory capacity to pay principal and interest.
Issues rated "SP-3" have speculative capacity to pay principal and interest.


FITCH IBCA, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


Short-term issues rated "F-1+" are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of "F-1" reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of "F-2" have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are "Prime-1" and "Prime-2". Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated "Prime-1" but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S

S&P's two highest commercial paper ratings are "A-1" and "A-2". Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An "A-1" designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". "A-3" issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "A-2" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


FITCH  IBCA, INC.


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

"F-1+". Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1". Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES


The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreements between Schroder and Core Trust with respect to International Portfolio and Small Cap Opportunities Fund, the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND                                   ---------        --------         ----------

     Year Ended May 31, 1997                         2,805,919                 0        2,805,919
     Year Ended May 31, 1996                         2,383,128                 0        2,383,128
     Year Ended May 31, 1995                         2,067,323                 0        2,067,323

READY CASH INVESTMENT FUND

     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897
     Year Ended May 31, 1996                         4,128,532            44,547        4,083,985
     Year Ended May 31, 1995                         2,153,906            71,093        2,082,813

U.S. GOVERNMENT FUND

     Year Ended May 31, 1997                         2,538,240                 0        2,538,240
     Year Ended May 31, 1996                         2,205,102                 0        2,205,102
     Year Ended May 31, 1995                         1,687,958                 0        1,687,958

TREASURY FUND

     Year Ended May 31, 1997                         1,548,275                 0        1,548,275
     Year Ended May 31, 1996                         1,308,984                 0        1,308,984
     Year Ended May 31, 1995                         1,152,801                 0        1,152,801

MUNICIPAL MONEY MARKET FUND

     Year Ended May 31, 1997                         2,394,475           369,405        2,025,070
     Year Ended May 31, 1996                         1,907,103           303,321        1,603,782
     Year Ended May 31, 1995                           987,273           175,377          811,896

STABLE INCOME FUND

     Year Ended May 31, 1997                           334,768                 0          334,768
     Year Ended May 31, 1996                           106,127                 0          106,127
     Year End October 31, 1995                         114,429                 0          114,429

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        --------         -------          --------

INTERMEDIATE GOVERNMENT INCOME FUND

     Year Ended May 31, 1997                         1,355,907                 0        1,355,907
     Year Ended May 31, 1996                           142,125                 0          142,125
     Year End October 31, 1995                         160,764                 0          160,764

DIVERSIFIED BOND FUND

     Year Ended May 31, 1997                           598,019                 0          598,019
     Year Ended May 31, 1996                           344,777                 0          344,777
     Year End October 31, 1995                         607,061                 0          607,061

INCOME FUND

     Year Ended May 31, 1997                         1,385,988           277,198        1,108,790
     Year Ended May 31, 1996                           981,244           196,249          784,995
     Year Ended May 31, 1995                           560,463           149,529          410,934

TOTAL RETURN BOND FUND

     Year Ended May 31, 1997                           651,181           357,998          293,183
     Year Ended May 31, 1996                           584,872           352,590          232,282
     Year Ended May 31, 1995                           305,162           244,711           60,451

LIMITED TERM TAX-FREE FUND

     Year Ended May 31, 1997                            88,741            63,145           25,596
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND

     Year Ended May 31, 1997                         1,537,966         1,236,539          301,427
     Year Ended May 31, 1996                         1,187,026         1,032,179          154,847
     Year Ended May 31, 1995                           671,570           306,789          364,781

COLORADO TAX-FREE FUND

     Year Ended May 31, 1997                           299,582           238,690           60,892
     Year Ended May 31, 1996                           286,768           286,768                0
     Year Ended May 31, 1995                           257,147           257,147                0

MINNESOTA TAX-FREE FUND

     Year Ended May 31, 1997                           212,616           190,702           21,914
     Year Ended May 31, 1996                           154,733           154,733                0
     Year Ended May 31, 1995                            67,504            67,504                0

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
STRATEGIC INCOME FUND

     Year Ended May 31, 1997                           589,365                 0          589,365
     Year Ended May 31, 1996                           376,529                 0          376,529
     Year Ended October 31, 1995                       547,353                 0          547,353

MODERATE BALANCED FUND

     Year Ended May 31, 1997                         2,185,490                 0        2,185,490
     Year Ended May 31, 1996                         1,208,825                 0        1,208,825
     Year End October 31, 1995                       1,722,174                 0        1,722,174

GROWTH BALANCED FUND

     Year Ended May 31, 1997                         2,688,223                 0        2,688,223
     Year Ended May 31, 1996                         1,424,260                 0        1,424,260
     Year End October 31, 1995                       1,849,672                 0        1,849,672

INCOME EQUITY FUND

     Year Ended May 31, 1997                         1,906,693                 0        1,906,693
     Year Ended May 31, 1996                           227,790                 0          227,790
     Year End October 31, 1995                         187,584                 0         187,584

INDEX FUND

     Year Ended May 31, 1997                           563,081           212,327          350,754
     Year Ended May 31, 1996                           193,373           143,795           49,578
     Year End October 31, 1995                         212,875                 0          212,875

VALUGROWTH STOCK FUND

     Year Ended May 31, 1997                         1,475,664            18,446        1,457,218
     Year Ended May 31, 1996                         1,335,281            16,691        1,318,590
     Year Ended May 31, 1995                         1,132,507             4,813        1,127,694

DIVERSIFIED EQUITY FUND

     Year Ended May 31, 1997                         6,874,776                 0        6,874,776
     Year Ended May 31, 1996                         3,038,858                 0        3,038,858
     Year End October 31, 1995                       3,737,147                 0        3,737,147

                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
GROWTH EQUITY FUND

     Year Ended May 31, 1997                         7,205,405                 0        7,205,405
     Year Ended May 31, 1996                         3,342,391                 0        3,342,390
     Year End October 31, 1995                       3,961,897                 0        3,961,897

LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1997                           651,110                 0          651,110
     Year Ended May 31, 1996                           274,152                 0          274,152
     Year End October 31, 1995                         362,480                 0          362,480

SMALL COMPANY STOCK FUND

     Year Ended May 31, 1997                         1,481,914           419,413        1,062,501
     Year Ended May 31, 1996                           909,200           327,218          581,982
     Year Ended May 31, 1995                           322,908           322,908                0

SMALL COMPANY GROWTH FUND

     Year Ended May 31, 1997                         3,513,581                 0        3,513,581
     Year Ended May 31, 1996                         1,653,578                 0        1,653,578
     Year End October 31, 1995                       1,984,348                 0        1,984,348

DIVERSIFIED SMALL CAP FUND

     Year Ended May 31, 1997                               N/A               N/A              N/A

SMALL CAP OPPORTUNITIES FUND

     Year Ended May 31, 1997                               N/A               N/A              N/A

CONTRARIAN STOCK FUND

     Year Ended May 31, 1997                           161,601            61,290          100,311
     Year Ended May 31, 1996                           349,877            70,170          279,707
     Year Ended May 31, 1995                           258,669           128,979          129,690

INTERNATIONAL FUND*

     Year Ended May 31, 1997                           812,485                 0          812,485
     Year Ended May 31, 1996                           316,701                 0          316,701
     Year End October 31, 1995                         367,007                 0          367,007

* Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.

TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to: (1) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding); (2) Norwest for its administrative services with respect to International Fund; and (3) Forum with respect to its administrative securities with respect to International Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

(I) MANAGEMENT FEES TO FORUM
                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND                                    -------          ------           --------

     Year Ended May 31, 1997                         1,252,466           127,192        1,125,274
     Year Ended May 31, 1996                         1,076,303           160,959          915,344
     Year Ended May 31, 1995                           944,718           263,073          681,645

U.S. GOVERNMENT FUND

     Year Ended May 31, 1997                         1,140,934            12,114        1,128,820
     Year Ended May 31, 1996                         1,002,126            40,949          961,177
     Year Ended May 31, 1995                           786,649           135,127          651,522

TREASURY FUND

     Year Ended May 31, 1997                           728,447           595,668          132,779
     Year Ended May 31, 1996                           627,992           448,841          179,151
     Year Ended May 31, 1995                           558,734           467,978           90,756

READY CASH INVESTMENT FUND

Investor Shares
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572
     Year Ended May 31, 1996                           760,979            60,072          700,907
     Year Ended May 31, 1995                           391,466           147,704          243,762
Institutional Shares
     Year Ended May 31, 1997                         2,595,399         2,413,208          182,191
     Year Ended May 31, 1996                         1,569,081         1,569,081                0
     Year Ended May 31, 1995                           739,794           589,996          149,797
Exchange Shares
     Year Ended May 31, 1997                               850               850                0
     Year Ended May 31, 1996                               273               273                0
     Year Ended May 31, 1995                               417               331               86

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
MUNICIPAL MONEY MARKET FUND

Investor Shares
     Year Ended May 31, 1997                           121,330            78,834           42,496
     Year Ended May 31, 1996                           115,294            65,869           49,425
     Year Ended May 31, 1995                            82,763            75,983            6,780
Institutional Shares
     Year Ended May 31, 1997                         1,275,270         1,017,363          257,907
     Year Ended May 31, 1996                           990,763           814,669          176,094
     Year Ended May 31, 1995                           481,393           393,600           87,793

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1997                            12,730            12,730                0
     Year Ended May 31, 1996                               623               623                0
B Shares
     Year Ended May 31, 1997                               799               799                0
     Year Ended May 31, 1996                                33                33                0
I Shares
     Year Ended May 31, 1997                            98,060            98,060                0
     Year Ended May 31, 1996                            34,720            34,720                0
     Year End October 31, 1995                          38,143            38,143                0

INTERMEDIATE GOVERNMENT INCOME FUND

A Shares
     Year Ended May 31, 1997                            14,471            14,471                0
     Year Ended May 31, 1996                               666               666                0
B Shares
     Year Ended May 31, 1997                             9,953             9,953                0
     Year Ended May 31, 1996                               412               412                0
I Shares
     Year Ended May 31, 1997                           386,457           151,928          234,529
     Year Ended May 31, 1996                            41,991            41,991                0
     Year End October 31, 1995                          48,716            48,716                0

DIVERSIFIED BOND FUND

I Shares
     Year Ended May 31, 1997                           170,862           110,901           59,961
     Year Ended May 31, 1996                            98,508            69,269           29,239
     Year Ended October 31, 1995                       173,446           147,461           25,985

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
INCOME FUND

A Shares
     Year Ended May 31, 1997                            10,585            10,585                0
     Year Ended May 31, 1996                            11,894            11,894                0
     Year Ended May 31, 1995                            12,210            11,607              603
B Shares
     Year Ended May 31, 1997                             6,826             6,826                0
     Year Ended May 31, 1996                             6,732             6,732                0
     Year Ended May 31, 1995                             5,559             3,553            2,006
I Shares
     Year Ended May 31, 1997                           536,985           436,300          100,685
     Year Ended May 31, 1996                           373,872           353,908           19,964
     Year Ended May 31, 1995                           206,416           124,725           81,691

TOTAL RETURN BOND FUND

A Shares
     Year Ended May 31, 1997                             5,187             5,187                0
     Year Ended May 31, 1996                             2,416             2,416                0
     Year Ended May 31, 1995                               674               674                0
B Shares
     Year Ended May 31, 1997                              4508              4508                0
     Year Ended May 31, 1996                             3,264             3,264                0
     Year Ended May 31, 1995                               923               923                0
I Shares
     Year Ended May 31, 1997                           250,777            24,127          226,650
     Year Ended May 31, 1996                           228,269            12,744          215,525
     Year Ended May 31, 1995                           120,468            17,639          102,829

LIMITED TERM TAX-FREE FUND
I Shares
     Year Ended May 31, 1997                            17,748            17,748                0
     Year Ended May 31, 1996                               N/A               N/A              N/A

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
TAX-FREE INCOME FUND

A Shares
     Year Ended May 31, 1997                            58,862            42,638           16,224
     Year Ended May 31, 1996                            67,046            27,085           39,961
     Year Ended May 31, 1995                            64,084            64,084                0
B Shares
     Year Ended May 31, 1997                            13,295            13,295                0
     Year Ended May 31, 1996                             9,866             9,866                0
     Year Ended May 31, 1995                             6,348             5,591              757
I Shares
     Year Ended May 31, 1997                           543,029           288,245          254,784
     Year Ended May 31, 1996                           397,898           304,725           93,173
     Year Ended May 31, 1995                           198,196           139,199           58,997

COLORADO TAX-FREE FUND

A Shares
     Year Ended May 31, 1997                            54,902            49,840            5,062
     Year Ended May 31, 1996                            53,988            48,022            5,966
     Year Ended May 31, 1995                            56,039            40,684           15,355
B Shares
     Year Ended May 31, 1997                            13,532            13,115              417
     Year Ended May 31, 1996                            11,566            11,566                0
     Year Ended May 31, 1995                             9,429             7,791            1,638
I Shares
     Year Ended May 31, 1997                            51,399            44,432            6,967
     Year Ended May 31, 1996                            49,153            41,507            7,646
     Year Ended May 31, 1995                            37,392            31,974            5,418

MINNESOTA TAX-FREE FUND

A Shares
     Year Ended May 31, 1997                            51,795            33,434           18,361
     Year Ended May 31, 1996                            43,885            26,289           17,596
     Year Ended May 31, 1995                            19,236            19,236                0
B Shares
     Year Ended May 31, 1997                            20,364            14,581            5,783
     Year Ended May 31, 1996                            13,910            10,499            3,411
     Year Ended May 31, 1995                             5,974             5,974                0
I Shares
     Year Ended May 31, 1997                            12,888            10,362            2,526
     Year Ended May 31, 1996                             4,098             2,630            1,468
     Year Ended May 31, 1995                             1,781             1,622              159

STRATEGIC INCOME FUND

     Year Ended May 31, 1997                           130,970           115,223           15,747
     Year Ended May 31, 1996                            83,673            69,584           14,089
     Year Ended October 31, 1995                        121,634          121,634              0

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MODERATE BALANCED FUND                                  -------          ------           --------

     Year Ended May 31, 1997                           412,357           278,998          133,359
     Year Ended May 31, 1996                           228,080           126,077          102,003
     Year Ended October 31, 1995                       324,938           212,921          112,017

GROWTH BALANCED FUND

     Year Ended May 31, 1997                           463,486           303,389          160,097
     Year Ended May 31, 1996                           245,562           136,905          108,657
     Year Ended October 31, 1995                       318,909           209,411          109,498

INCOME EQUITY FUND

A Shares
     Year Ended May 31, 1997                            37,101            30,944            6,157
     Year Ended May 31, 1996                             1,196             1,196                0
B Shares
     Year Ended May 31, 1997                            23,583            23,583                0
     Year Ended May 31, 1996                               670               670                0
I Shares
     Year Ended May 31, 1997                           320,654           168,477          152,177
     Year Ended May 31, 1996                            43,691            43,691                0
     Year Ended October 31, 1995                        37,517            37,517                0

INDEX FUND

     Year Ended May 31, 1997                           375,387           213,759          161,628
     Year Ended May 31, 1996                           128,916            93,961           34,955
     Year Ended October 31, 1995                       141,917           141,917                0

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1997                            33,232            29,323            3,909
     Year Ended May 31, 1996                            27,427            27,427                0
     Year Ended May 31, 1995                            24,465            24,465                0
B Shares
     Year Ended May 31, 1997                            11,318            11,318                0
     Year Ended May 31, 1996                             8,763             8,763                0
     Year Ended May 31, 1995                             5,593             4,617              976
I Shares
     Year Ended May 31, 1997                           324,366           194,534          129,832
     Year Ended May 31, 1996                           297,630           147,086          150,544
     Year Ended May 31, 1995                           253,243           148,800          104,443

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
                                                        -------          ------           --------
DIVERSIFIED EQUITY FUND

A Shares
     Year Ended May 31, 1997                            14,322            14,322                0
     Year Ended May 31, 1996                                99                99                0
B Shares
     Year Ended May 31, 1997                            15,913            15,913                0
     Year Ended May 31, 1996                                96                96                0
I Shares
     Year Ended May 31, 1997                         1,027,423           723,040          304,383
     Year Ended May 31, 1996                           467,322           238,224          229,098
     Year Ended October 31, 1995                       574,946           287,473          287,473

GROWTH EQUITY FUND

A Shares
     Year Ended May 31, 1997                            10,336            10,336                0
     Year Ended May 31, 1996                               100               100                0
B Shares
     Year Ended May 31, 1997                             4,347             4,347                0
     Year Ended May 31, 1996                                25                25                0
I Shares

     Year Ended May 31, 1997                           785,917           545,815          240,102
     Year Ended May 31, 1996                           371,252           187,661          183,591
     Year Ended October 31, 1995                       440,211          286,104          154,107


LARGE COMPANY GROWTH FUND

     Year Ended May 31, 1997                           100,171            87,896           12,275
     Year Ended May 31, 1996                            42,177            40,150            2,027
     Year Ended October 31, 1995                        55,766            55,766                0

SMALL COMPANY STOCK FUND

A Shares
     Year Ended May 31, 1997                            11,966            10,318            1,648
     Year Ended May 31, 1996                             5,800             5,800                0
     Year Ended May 31, 1995                             1,655             1,515              140

B Shares
     Year Ended May 31, 1997                             8,329             8,329                0
     Year Ended May 31, 1996                             4,426             4,426                0
     Year Ended May 31, 1995                             1,051             1,051                0
I Shares
     Year Ended May 31, 1997                           276,089            90,214          185,875
     Year Ended May 31, 1996                           171,614            15,664          155,950
     Year Ended May 31, 1995                            61,876            14,997           46,878

                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                       PAYABLE            WAIVED         RETAINED
SMALL COMPANY GROWTH FUND                              -------            ------         --------

     Year Ended May 31, 1997                           390,398           185,644          204,754
     Year Ended May 31, 1996                           183,731            76,278          107,453
     Year Ended October 31, 1995                       220,483           177,287           43,196

SMALL CAP OPPORTUNITIES FUND

A Shares
     Year Ended May 31, 1997                               122               122                0
B Shares
     Year Ended May 31, 1997                                44                44                0
I Shares
     Year Ended May 31, 1997                            26,560            26,560                0

CONTRARIAN STOCK FUND

A Shares
     Year Ended May 31, 1997                               995               995                0
     Year Ended May 31, 1996                             1,439             1,439                0
     Year Ended May 31, 1995                               646               646                0
B Shares
     Year Ended May 31, 1997                               668               668                0
     Year Ended May 31, 1996                             1,194             1,194                0
     Year Ended May 31, 1995                               328               328                0
I Shares
     Year Ended May 31, 1997                            38,738            35,577            3,160
     Year Ended May 31, 1996                            84,836            37,213           47,623
     Year Ended May 31, 1995                            63,693               543           63,150

INTERNATIONAL FUND

A Shares
     Year Ended May 31, 1997                             1,494             1,494                0
     Year Ended May 31, 1996                               345               345                0
B Shares
     Year Ended May 31, 1997                             1,247             1,247                0
     Year Ended May 31, 1996                               395               395                0
I Shares
     Year Ended May 31, 1997                           177,707             4,264          173,443
     Year Ended May 31, 1996                            69,616                 0           69,616
     Year Ended October 31, 1995                       205,140            41,566          163,574


(II) ADMINISTRATIVE FEES TO NORWEST

INTERNATIONAL FUND

     Year Ended May 31, 1997                           451,118                 0          451,118
     Year Ended May 31, 1996                           175,887                 0          175,887
     Year Ended October 31, 1995                       205,150                 0          205,150


(III) ADMINISTRATIVE FEES TO FORUM

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1997                           270,828                 0          270,828
     Year Ended May 31, 1996                           105,567            11,873           93,694
     Year Ended October 31, 1995                       122,669            70,043           52,626

TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1995 and 1996. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.

                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
READY CASH INVESTMENT FUND                              -------          ------           --------
Exchange Shares
     Year Ended May 31, 1997                             4,249             1,062            3,187
     Year Ended May 31, 1996                             1,023             1,023                0
     Year Ended May 31, 1995                             2,050             2,050                0

STABLE INCOME FUND
B Shares
     Year Ended May 31, 1997                             7,992             1,998            5,994
     Year Ended May 31, 1996                               245               245                0

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
     Year Ended May 31, 1997                            99,968            24,882           75,086
     Year Ended May 31, 1996                             2,646             2,646                0

INCOME FUND
B Shares
     Year Ended May 31, 1997                            34,127             8,532           25,595
     Year Ended May 31, 1996                            25,247             6,666           18,581
     Year Ended May 31, 1995                            27,796             6,949           20,847

TOTAL RETURN BOND FUND
B Shares
     Year Ended May 31, 1997                            22,540             5,635           16,905
     Year Ended May 31, 1996                            12,239             3,619            8,620
     Year Ended May 31, 1995                             4,612             1,153            3,459

TAX-FREE INCOME FUND
B Shares
     Year Ended May 31, 1997                            66,476            16,619           49,857
     Year Ended May 31, 1996                            36,997             2,390           34,607
     Year Ended May 31, 1995                            31,738             7,934           23,803

COLORADO TAX-FREE FUND
B Shares
     Year Ended May 31, 1997                            67,660            16,915           50,745
     Year Ended May 31, 1996                            43,374               207           43,167
     Year Ended May 31, 1995                            47,144            11,786           35,358

                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MINNESOTA TAX-FREE FUND                                 -------          ------           --------
B Shares
     Year Ended May 31, 1997                           101,817            25,454           76,363
     Year Ended May 31, 1996                            52,163                 0           52,163
     Year Ended May 31, 1995                            30,386             8,880           21,506

INCOME EQUITY FUND
B Shares
     Year Ended May 31, 1997                           235,827            58,957          176,872
     Year Ended May 31, 1996                             5,031                 0            5,031

VALUGROWTH STOCK FUND
B Shares
     Year Ended May 31, 1997                            56,592            14,148           42,444
     Year Ended May 31, 1996                            32,860             5,269           27,591
     Year Ended May 31, 1995                            27,965             6,991           20,974

DIVERSIFIED EQUITY FUND
B Shares
     Year Ended May 31, 1997                           159,132            39,783          119,349
     Year Ended May 31, 1996                               719               719                0

GROWTH EQUITY FUND
B Shares
     Year Ended May 31, 1997                            43,471            10,868           32,603
     Year Ended May 31, 1996                               187               187                0

SMALL COMPANY STOCK FUND
B Shares
     Year Ended May 31, 1997                            41,641            10,410           31,231
     Year Ended May 31, 1996                            16,598             4,077           12,521
     Year Ended May 31, 1995                             5,256             2,038            3,218

SMALL CAP OPPORTUNITIES FUND
B Shares
     Year Ended May 31, 1997                               431               108              323

CONTRARIAN STOCK FUND
B Shares
     Year Ended May 31, 1997                             3,340               835            2,505
     Year Ended May 31, 1996                             4,479             4,479                0
     Year Ended May 31, 1995                             1,642               411            1,232

INTERNATIONAL FUND
B Shares
     Year Ended May 31, 1997                            12,465             3,116            9,349
     Year Ended May 31, 1996                             2,959             2,930               29

TABLE 4 - SALES CHARGES

The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares); (2) the amount of sales charge retained by Forum and not reallowed to other persons; and (3) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID
                                                        -------          ------             ----
STABLE INCOME FUND
A Shares
     Year Ended May 31, 1997                             3,200               320               --
     Year Ended May 31, 1996                               423                52               --
B Shares
     Year Ended May 31, 1997                                --                --            6,526
     Year Ended May 31, 1996                                --                --               75

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1997                            13,182             1,187               --
     Year Ended May 31, 1996                             1,482               129               --
B Shares
     Year Ended May 31, 1997                                --                --           31,694
     Year Ended May 31, 1996                                --                --              964

INCOME FUND
A Shares
     Year Ended May 31, 1997                            11,979             1,121               --
     Year Ended May 31, 1996                         1,567,755             4,428               --
B Shares
     Year Ended May 31, 1997                                --                --           11,887
     Year Ended May 31, 1996                                --                --            8,272

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1997                             3,908               363               --
     Year Ended May 31, 1996                         1,194,198             3,074               --
B Shares
     Year Ended May 31, 1997                                --                --            7,505
     Year Ended May 31, 1996                                --                --            2,853

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1997                            74,101             6,646               --
     Year Ended May 31, 1996                         5,429,389            12,264               --
B Shares
     Year Ended May 31, 1997                                --                --           15,724
     Year Ended May 31, 1996                                --                --            6,576


                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID
COLORADO TAX-FREE FUND                                  -------          ------             ----
A Shares
     Year Ended May 31, 1997                            38,085             3,321               --
     Year Ended May 31, 1996                         2,889,945             7,135               --
B Shares
     Year Ended May 31, 1997                                --                --           11,889
     Year Ended May 31, 1996                                --                --           12,557

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1997                            53,290             4,744               --
     Year Ended May 31, 1996                         4,598,204            12,506               --
B Shares
     Year Ended May 31, 1997                                --                --           13,097
     Year Ended May 31, 1996                                --                --            8,412

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1997                           320,385             1,121               --
     Year Ended May 31, 1996                            10,996             1,088               --
B Shares
     Year Ended May 31, 1997                                --                --           38,812
     Year Ended May 31, 1996                                --                --              570

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1997                            38,540             3,759               --
     Year Ended May 31, 1996                         1,162,647             4,628               --
B Shares
     Year Ended May 31, 1997                                --                --           10,770
     Year Ended May 31, 1996                                --                --           12,911

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1997                           485,324             8,286               --
     Year Ended May 31, 1996                            50,658                15               --
B Shares
     Year Ended May 31, 1997                                --                --           23,510
     Year Ended May 31, 1996                                --                --                0

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1997                           175,495             5,347               --
     Year Ended May 31, 1996                            26,825                 7               --
B Shares
     Year Ended May 31, 1997                                --                --            6,972
     Year Ended May 31, 1996                                --                --                0

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID
SMALL COMPANY STOCK FUND                                -------          ------             ----
A Shares
     Year Ended May 31, 1997                            23,419             2,335               --
     Year Ended May 31, 1996                         1,309,565             5,153            2,972
B Shares
     Year Ended May 31, 1997                                --                --            6,411
     Year Ended May 31, 1996                                --                --               --

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1997                            11,604             1,178               --
B Shares
     Year Ended May 31, 1997                                --                --               --

CONTRARIAN STOCK FUND
A Shares
     Year Ended May 31, 1997                                40                 1               --
     Year Ended May 31, 1996                           103,499               425               --
B Shares
     Year Ended May 31, 1997                                --                --            4,630
     Year Ended May 31, 1996                                --                --            1,432

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1997                             8,728               874               --
     Year Ended May 31, 1996                               269                30               --
B Shares
     Year Ended May 31, 1997                                --                --            2,086
     Year Ended May 31, 1996                                --                --              213

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to Forum Accounting for its accounting services with respect to each Fund, the amount of fee that was waived by Forum Accounting, if any, and the actual fee received by Forum Accounting. The table also shows similar information with respect to International Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND                                    -------          ------           --------
     Year Ended May 31, 1997                            65,000                 0           65,000
     Year Ended May 31, 1996                            49,000                 0           49,000
     Year Ended May 31, 1995                            36,000                 0           36,000

U.S. GOVERNMENT FUND
     Year Ended May 31, 1997                            60,000                 0           60,000
     Year Ended May 31, 1996                            46,000                 0           46,000
     Year Ended May 31, 1995                            36,000                 0           36,000

TREASURY FUND
     Year Ended May 31, 1997                            54,500                 0           54,500
     Year Ended May 31, 1996                            43,500                 0           43,500
     Year Ended May 31, 1995                            36,000                 0           36,000

READY CASH INVESTMENT FUND
     Year Ended May 31, 1997                            86,000                 0           86,000
     Year Ended May 31, 1996                            63,000                 0           63,000
     Year Ended May 31, 1995                            48,000                 0           48,000

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1997                            90,000                 0           90,000
     Year Ended May 31, 1996                            72,500                 0           72,500
     Year Ended May 31, 1995                            60,000                 0           60,000

STABLE INCOME FUND
     Year Ended May 31, 1997                            92,500            26,041           66,459
     Year Ended May 31, 1996                            37,452             7,136           30,316
     Year Ended October 31, 1995                        51,700                 0           51,700

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1997                            85,500            24,146           61,354
     Year Ended May 31, 1996                            29,452             5,322           24,130
     Year Ended October 31, 1995                        52,700                 0           52,700

DIVERSIFIED BOND FUND
     Year Ended May 31, 1997                            54,000            15,223           38,777
     Year Ended May 31, 1996                            29,500             5,561           23,939
     Year Ended October 31, 1995                        36,700                 0           36,700

INCOME FUND
     Year Ended May 31, 1997                            93,000                 0           93,000
     Year Ended May 31, 1996                            79,500                 0           79,500
     Year Ended May 31, 1995                            64,000                 0           64,000

                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
TOTAL RETURN BOND FUND                                  -------          ------           --------
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            50,000                 0           50,000

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1997                            24,000                 0           24,000
     Year Ended May 31, 1996                               N/A               N/A              N/A

TAX-FREE INCOME FUND
     Year Ended May 31, 1997                            91,000                 0           91,000
     Year Ended May 31, 1996                            66,000                 0           66,000
     Year Ended May 31, 1995                            62,000                 0           62,000

COLORADO TAX-FREE FUND
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            60,000                 0           60,000
     Year Ended May 31, 1995                            55,000                 0           55,000

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1997                            64,000                 0           64,000
     Year Ended May 31, 1996                            56,000                 0           56,000
     Year Ended May 31, 1995                            55,300                 0           55,300

STRATEGIC INCOME  FUND
     Year Ended May 31, 1997                            60,000            17,019           42,981
     Year Ended May 31, 1996                            32,500             6,054           26,446
     Year Ended October 31, 1995                        54,266                 0           54,266

MODERATE BALANCED FUND
     Year Ended May 31, 1997                            62,000            17,546           44,454
     Year Ended May 31, 1996                            36,000             7,104           28,896
     Year Ended October 31, 1995                        52,266                 0           52,266

GROWTH BALANCED FUND
     Year Ended May 31, 1997                            61,000            17,237           43,763
     Year Ended May 31, 1996                            34,000             6,591           27,409
     Year Ended October 31, 1995                        50,833                 0           50,833

INCOME EQUITY FUND
     Year Ended May 31, 1997                            71,500            20,160           51,340
     Year Ended May 31, 1996                            22,935             4,293           18,642
     Year Ended October 31, 1995                        34,700                 0           34,700

VALUGROWTH STOCK FUND
     Year Ended May 31, 1997                            66,000                 0           66,000
     Year Ended May 31, 1996                            57,500                 0           57,500
     Year Ended May 31, 1995                            48,500                 0           48,500

                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
INDEX FUND                                              -------          ------           --------
     Year Ended May 31, 1997                            60,000             8,393           51,607
     Year Ended May 31, 1996                            30,500             5,659           24,841
     Year Ended October 31, 1995                        46,266                 0           46,266

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1997                            81,500            22,995           58,505
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

GROWTH EQUITY FUND
     Year Ended May 31, 1997                            79,000            22,311           56,689
     Year Ended May 31, 1996                            30,306             6,216           24,090
     Year Ended October 31, 1995                        34,700                 0           34,700

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1997                            38,000            10,750           27,250
     Year Ended May 31, 1996                            21,000             3,755           17,245
     Year Ended October 31, 1995                        34,700                 0           34,700

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1997                            76,000                 0           76,000
     Year Ended May 31, 1996                            60,500                 0           60,500
     Year Ended May 31, 1995                            51,000                 0           51,000

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1997                            55,000             5,536           49,464
     Year Ended May 31, 1996                            30,000             5,759           24,241
     Year Ended October 31, 1995                        36,700                 0           36,700

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1997                            26,057            26,057                0

CONTRARIAN STOCK FUND
     Year Ended May 31, 1997                            60,000                 0           60,000
     Year Ended May 31, 1996                            52,000                 0           52,000
     Year Ended May 31, 1995                            50,000                 0           50,000

INTERNATIONAL FUND
     Year Ended May 31, 1997                            36,000            10,148           25,852
     Year Ended May 31, 1996                            23,000             3,952           19,048
     Year Ended October 31, 1995                        51,766            39,766           12,000

INTERNATIONAL PORTFOLIO
     Year Ended May 31, 1997                            90,000                 0           90,000
     Year Ended May 31, 1996                            50,500             8,500           42,000
     Year Ended October 31, 1995                        77,967             8,567           69,400

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID

DIVERSIFIED BOND FUND
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                               5,261
     Year Ended October 31, 1995                                           1,750

STRATEGIC INCOME FUND
     Year Ended May 31, 1997                                              14,867
     Year Ended May 31, 1996                                               8,406
     Year Ended October 31, 1995                                           9,298

MODERATE BALANCED FUND
     Year Ended May 31, 1997                                              50,414
     Year Ended May 31, 1996                                              54,332
     Year Ended October 31, 1995                                          57,931

GROWTH BALANCED FUND
     Year Ended May 31, 1997                                              83,720
     Year Ended May 31, 1996                                              69,732
     Year Ended October 31, 1995                                          66,361

INCOME EQUITY FUND
     Year Ended May 31, 1997                                             301,308
     Year Ended May 31, 1996                                              52,904
     Year Ended October 31, 1995                                          25,321

INDEX FUND
     Year Ended May 31, 1997                                             157,319
     Year Ended May 31, 1996                                             121,170
     Year Ended October 31, 1995                                         107,321

VALUGROWTH STOCK FUND
     Year Ended May 31, 1997                                             502,785
     Year Ended May 31, 1996                                             436,274
     Year Ended May 31, 1995                                             485,176
     Year Ended May 31, 1994                                             553,049

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1997                                             226,652
     Year Ended May 31, 1996                                             175,648
     Year Ended October 31, 1995                                         180,093

                                                                       AGGREGATE
                                                                   COMMISSIONS PAID
GROWTH EQUITY FUND
     Year Ended May 31, 1997                                             130,483
     Year Ended May 31, 1996                                             127,666
     Year Ended October 31, 1995                                         115,993

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1997                                              59,924
     Year Ended May 31, 1996                                              42,229
     Year Ended October 31, 1995                                          60,264

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1997                                             458,447
     Year Ended May 31, 1996                                             208,021
     Year Ended May 31, 1995                                              67,471

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1997                                           1,365,750
     Year Ended May 31, 1996                                             785,875
     Year Ended October 31, 1995                                         600,341

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1997                                                 N/A

CONTRARIAN STOCK FUND
     Year Ended May 31, 1997                                              74,313
     Year Ended May 31, 1996                                              52,162
     Year Ended May 31, 1995                                              43,397

INTERNATIONAL FUND*
     Year Ended May 31, 1997                                                 N/A
     Year Ended May 31, 1996                                             188,849
     Year Ended October 31, 1995                                         348,358

* Reflects commission paid by International Portfolio; International Fund paid no commissions directly during either year.

TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of March 2, 1998, as well as their percentage holding of all shares of the Fund. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.

                                                                             SHARE             % OF       % OF FUND
                                   NAME AND ADDRESS                          BALANCE           CLASS
                                   ----------------                       --------------       -----      ----------
CASH INVESTMENT FUND
                                   Norwest Investment Services         2,207,848,268.120       48.40%     48.40%
                                   c/o Greg Wraalstad
                                   608 2nd Ave S, 8th Fl, MS 0162
                                   Minneapolis  MN  55479-0162

                                   Norwest Bank Minnesota NA           1,367,230,791.280       29.97%     29.97%
                                   VP 4500022
                                   Attn: Cash Sweep Processing-Judy
                                   Jeska
                                   733 Marquette Ave, 4th Fl.
                                   Minneapolis  MN  55479-0050

                                   Dentru & Co.                          364,761,198.820         8.00%    8.00%
                                   Non Discretionary
                                   1740 Broadway MS  8751
                                   Denver  CO  80274
READY CASH INVESTMENT FUND
         Investor Shares           Norwest Investment Services            720,411,442.640       99.25%     99.16%
                                   c/o Greg  Wraalstad
                                   608 2nd Avenue South 8th
                                   Floor, MS 0162
                                   Minneapolis MN 55479-0162

         Exchange Shares           Stephen P. Arkulary                         59,361.080       18.09%       0.01%
                                   and Helen M. Doane
                                   JT TEN  711266
                                   595 W. Wabasha Street
                                   Duluth  MN  55803

                                   BHC Securities Inc.                          31,184.840        9.50%      0.004%
                                   One Commerce Square
                                   2005 Market Street
                                   Philadelphia  PA  19103-3212

                                   Norwest Investment Services, Inc.            49,481.870        15.08%       0.01%
                                   FBO 730593391
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162


                                   Norwest Investment Services, Inc.            97,291.960        29.65%       0.01%
                                   FBO 731891281
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162

                                   Norwest Investment Services, Inc.            28,346.450         8.64%      0.004%
                                   FBO 731273341
                                   Northstar Building East - 8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162
U.S. GOVERNMENT FUND
                                   Alpine & Co                             179,889,137.810         8.17%      8.17%
                                   Non-Discretionary
                                   1740 Broadway MS 8751
                                   Denver  CO 80274

                                   Norwest Bank Minnesota NA AMS         1,608,964,126.150        73.09%     73.09%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn:  Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis  MN 55479- 0050

                                   Norwest Investment Services            350,988,522.820       15.94%      15.94%
                                   c/o Greg Wraalstad
                                   608 2nd Avenue South
                                   8th Floor - MS 0162
                                   Minneapolis  MN  55479-0162
TREASURY FUND
                                   Norwest Investment Services            484,757,671.580       33.37%     33.37%
                                   c/o Greg Wraalstad
                                   608 2nd Avenue South
                                   8th Floor -- MS 0162
                                   Minneapolis  MN  55479-0162

                                   Norwest Bank Minnesota NA AMS          723,380,111.920       49.79%   49.79%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn: Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis  MN 55479- 0050


 MUNICIPAL MONEY MARKET FUND
          Investor Shares          Norwest Investment Services              50,654,517.200       97.85%      20.37%
                                     c/o Greg Wraalstad
                                   608 2nd Ave S.
                                   8th Floor  MS - 0162
                                   Minneapolis  MN  55479-0162

         Institutional Shares      Norwest Bank Minnesota NA AMS           363,794,657.470        39.32%      37.23%
                                   Collective Trust Funds
                                     Clearing Account
                                   Attn: Cash Sweep Processing -
                                   Judy Jeska
                                   733 Marquette Ave., 4th Floor
                                   Minneapolis  MN  55479-0050

                                   Norwest Bank Minnesota NA               190,810,496.740        20.62%      19.53%
                                   VP4620002
                                   Attn: Cash Sweep Processing-
                                   Judy Jeska
                                   733 Marquette Avenue 4th Floor
                                   Minneapolis  MN 55479- 0050

                                   Finaba                                   53,565,530.440         5.79%       5.48%
                                   Non Discretionary Cash Acct.
                                   Attn:  Jon Rutter
                                   1314 Avenue K
                                   Lubbock  TX   79401

                                   Kiro & Co.                              110,549,797.330        11.95%      11.31%
                                   C/O Norwest Bank TX Mutual Funds
                                   P.O. Box  6000
                                   San Antonio  TX  78286-9646

                                   Norwest Investment Services             148,374,181.670        16.04%      20.37%
                                   c/o Greg Wraalstad
                                   608 2nd Ave. S, 8th Fl MS 0162
                                   Minneapolis  MN  55479- 0162
STABLE INCOME FUND
         A Shares                  Norwest Investment Services Inc.            216,969.473        25.78%       1.59%
                                   FBO 018193581
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162

                                   Norwest Investment Services, Inc.           136,738.146        16.25%       1.00%
                                   FBO 015642691
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162



                                   Norwest Investment Services Inc.             90,810.627       10.79%      0.66%
                                   FBO 021219031
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162

                                   Norwest Investment Services Inc.             45,360.579       5.39%        0.33%
                                   FBO 021263991
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

         B Shares                  Fred P. Mattson                               7,979.911         5.34%       0.06%
                                   and Betty J. Mattson
                                   JT Ten
                                   P.O. Box 248
                                   Elmwood  WI 54740-0248

                                   Charles Amjad-Ali                             9,916.390         6.64%       0.07%
                                   1305 Dayton Avenue
                                   St. Paul  MN  55104

                                   UTE Plumbing Heating, Inc.                   16,882.142        11.31%       0.12%
                                   Retirement Account
                                   Employee Pension Plan Trust
                                   U A DTD 07-01-86
                                   2315 Bott Ave.
                                   Colorado Springs  CO 80904-3727

                                   Norwest Investment Svcs., Inc.               19,118.713       12.81%        0.14%S
                                   FBO  102953761
                                   Northstar  Building  E -  8th
                                   Floor 608 Second Ave. S
                                   Minneapolis MN 55479- 0162
INTERMEDIATE GOVERNMENT INCOME
FUND

          A Shares                 Norwest Investment Services,                 70,686.721         6.27%       0.20%
                                   Inc. and FBO 016176381
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162



                                   Wealthbuilder II Growth Balanced             56,486.299         5.01%       0.16%
                                   Intermediate US Govt. Fund
                                   c/o Mutual Fund Processing
                                   P.O. Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477

INCOME FUND
         A Shares                  Norwest Wealthbuilder                       43,865.642          7.21%        0.15%
                                   Reinvest Account
                                   733 Marquette Ave.
                                   Minneapolis  MN  55479-0040

         I Shares                  Dentru & Co.                              5,795,445.700        20.26%      19.55%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO  80274

                                   FINABA                                    2,657,154.537        9.29%        8.96%
                                   Non-Discretionary Cash Acct.
                                   Attn: Jon Rutter
                                   PO Box 10523
                                   Lubbock  TX  79408
TOTAL RETURN BOND FUND
         A Shares                  Norwest Wealthbuilder                       187,235.052        57.38%      0.72%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN 55479- 0040

         B Shares                  Norwest Investment Services, Inc.            13,332.139         5.06%       0.11%
                                   FBO 100293201
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

         I Shares                  Kiwils & Co.                                678,176.811         5.85%       5.56%
                                   Discretionary Reinvest
                                   1700 Broadway MS 0076
                                   Denver  CO  80274

                                   Dentru & Co                               3,261,248.631        28.12%      26.76%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO 80274

                                   Seret & Co.                               4,732,140.102        40.80%     38.83%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver  CO 80274



 LIMITED TERM TAX-FREE FUND
         I Shares                  Finaba                                    1,270,711.809        24.97%     24.97%
                                   Non Discretionary Cash Acct.
                                   Attn:  Jon Rutter
                                   P.O. Box 10523
                                   Lubbock  TX  79408

                                   Victoria & Co.                              616,209.760        12.11%      12.11%
                                   c/o Regional Mutual Funds
                                   P.O. Box 6000
                                   San Antonio  TX  78286-9646

                                   Norwest Bank North Dakota NA                719,319.454        14.14%      14.14%
                                   Trst Acme Electric IMA
                                   U/A/DT 11-25-97
                                   733 Marquette Ave. MS 0036
                                   Minneapolis  MN  55479-0036
TAX-FREE INCOME FUND
         A Shares                  Norwest Wealthbuilder                       190,002.692         6.32%       0.63%
                                   Reinvest Account
                                   733 Marquette Ave.
                                   Minneapolis  MN  55479-0040

         B Shares                  Norwest Investment Services, Inc.            47,824.431         5.02%       0.16%
                                   FBO 015757941
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

         I Shares                  Dentru & Co                               7,666,457.659        29.11%      25.31%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO 80274

                                   FINABA                                    1,631,598.809        6.20%        5.39%
                                   Non-Discretionary Cash Acct.
                                   ATTN:  Jon Rutter
                                   PO Box 10523
                                   Lubbock  TX 79408
COLORADO TAX-FREE FUND
          A Shares                 Norwest Investment Services, Inc.           562,299.463        18.76%       8.57%
                                   FBO 017337991
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162



         B Shares                  Norwest Investment Services, Inc.            41,213.594         5.04%       0.63%
                                   FBO 300319751
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

         I Shares                  Dentru & Co                               2,630,664.278        95.81%      40.10%
                                   Non Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO 80274

MINNESOTA TAX-FREE FUND
         I Shares                  Norwest Bank Minnesota, NA                  178,848.533        10.64%       2.96%
                                   Agnt Madri Inc. Agency
                                   U/A/DT 5/14/96
                                   733 Marquette Avenue MS-0036
                                   Minneapolis  MN 55479-0036
VALUGROWTH STOCK FUND
         A Shares                  Norwest WealthBuilder                        54,819.238         5.60%       0.21%
                                   Reinvest Account
                                   733 Marquette Ave.
                                   Minneapolis  MN  55479-0040
VALUGROWTH STOCK FUND
          I Shares                 Dentru & Co.                              3,333,942.905        13.54%      12.85%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO  80274

                                   EMSEG & Co.                              17,643,611.066        71.65%      68.02%
                                   Valugrowth Stock Fund I
                                   c/o Mutual Fund Processing
                                   P.O. Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477
 GROWTH EQUITY FUND
          A Shares                 Norwest Wealthbuilder                       211,211.674        34.92%       0.69%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN  55479-0040
SMALL COMPANY STOCK FUND
         A Shares                  Norwest Wealthbuilder                       155,613.543        18.63%       1.20%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN 55479-0040

                                   Koch Industries Inc.                        94,334.148        11.29%        0.73%
                                   c/o Wilshire Asset Mgmt.
                                   1299 Ocean Ave. Suite 700
                                   Santa Monica  CA  90401



         B Shares                  Norwest Investment Services, Inc.           34,177.234         6.87%       0.26%
                                   FBO 731400141
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162

         I Shares                  Dentru & Co                              2,026,569.109         17.42%      15.63%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO 80274

                                   EMSEG & Co.                              8,511,597.138         73.15%      65.64%
                                   Small Company Stock Fund I
                                   c/o Mutual Fund Processing
                                   PO Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477
SMALL CAP OPPORTUNITIES FUND
         A Shares                  Norwest Investment Services, Inc.           10,309.659          5.23%       0.09%
                                   FBO 302660761
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

                                   Wells Fargo Bank NA                          13,443.346         6.82%       0.12%
                                   Agnt Noggle Crat I Trust
                                   MAC 913-027
                                   Mutual Fund Transfer Unit
                                   26610 West Agoura Rd.
                                   Calabasa  CA  91302

                                   Norwest Investment Services, Inc.            9,886.372          5.01%       0.09%
                                   FBO 102739511
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162
CONTRARIAN STOCK FUND
          I Shares                 Dentru & Co                                  51,225.808        12.56%      12.56%
                                   Non-Discretionary Cash
                                   1740 Broadway Mail 8676
                                   Denver  CO 80274

                                   Kiwils & Co.                                 47,731.162        11.70%      11.70%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver  CO  80274



                                   Seret & Co.                                  44,642.176        10.94%      10.94%
                                   Discretionary Reinvest
                                   1740 Broadway MS 8751
                                   Denver  CO 80274

                                   Emseg & Co.                                 132,534.030        32.49%      32.49%
                                   Contrarian Stock Fund I
                                   c/o Mutual Fund Processing
                                   P.O. Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477

                                   Norwest Investment Services Inc.             52,524.471        12.88%      12.88%
                                   FBO 302137221
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

                                   Norwest Investment Services Inc.             52,524.937        12.88%      12.88%
                                   FBO 017259691
                                   Northstar Buildilng East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479-0162

INTERNATIONAL  FUND
         A Shares                  Norwest Wealthbuilder                        45,489.224        32.20%       0.39%
                                   Reinvest Account
                                   733 Marquette Avenue
                                   Minneapolis  MN 55479- 0040

                                   Wells Fargo Bank NA                          15,295.794        10.83%       0.13%
                                   Agnt Noggle Crat I Trust
                                   MAC 913-027
                                   Mutual Fund Transfer Unit
                                   26610 West Agoura Rd.
                                   Calabasa  CA  91302
         B Shares
                                   Norwest Investment Services, Inc.             9,936.114         10.51%       0.08%
                                   FBO 015097851
                                   Northstar Building E - 8th Fl.
                                   608 Second Ave. S
                                   Minneapolis  MN  55479-0162




                                   Norwest Investment Services Inc.              4,779.933         5.05%         0.04%
                                   FBO 012957081
                                   Northstar Building East-8th Fl.
                                   608 Second Avenue South
                                   Minneapolis  MN  55479- 0162

         I Shares                  Emseg & Co.                               9,036,156.177        78.85%         77.26%
                                   International Fund I
                                   c/o Mutual Fund Porcessing
                                   P.O. Box 1450 NW 8477
                                   Minneapolis  MN  55480-8477

                                   Dentru & Co.                              1,167,178.741        10.18%         9.98%
                                   1740 Broadway Mail 8676
                                   Denver  CO  80274



                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - MONEY MARKET FUND YIELDS

As of May 31, 1997, the seven day yield, seven day effective yield and, for Municipal Money Market Fund, the seven day tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed federal income tax rate is 39.6%.

                                                               EFFECTIVE      TAX-EQUIVALENT       TAX-EQUIVALENT
                                               YIELD             YIELD             YIELD           EFFECTIVE YIELD
                                               -----             -----             -----           ----------------
CASH INVESTMENT FUND                           5.26%             5.40%              N/A                  N/A

READY CASH INVESTMENT FUND
     Investor Shares                           4.92%             5.04%              N/A                  N/A
     Institutional Shares                      5.26%             5.40%              N/A                  N/A
     Exchange Shares                           4.17%             4.26%              N/A                  N/A

U.S. GOVERNMENT FUND                           5.00%             5.13%              N/A                  N/A

TREASURY FUND                                  4.85%             4.96%              N/A                  N/A

MUNICIPAL MONEY MARKET FUND
     Investor Shares                           3.34%             3.40%              N/A                  N/A
     Institutional Shares                      3.54%             3.61%              N/A                  N/A

TABLE 2 - YIELDS

For the 30-day period ended May 31, 1997 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds, Balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively. Limited Term Tax-Free Fund had not commenced operations as of November 30, 1996.

                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
STABLE INCOME FUND
     A Shares                                                              5.84%              N/A
     B Shares                                                              5.18%              N/A
     I Shares                                                              5.93%              N/A

INTERMEDIATE GOVERNMENT INCOME FUND
     A Shares                                                              5.81%              N/A
     B Shares                                                              5.29%              N/A
     I Shares                                                              6.03%              N/A

DIVERSIFIED BOND FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              6.03%              N/A

INCOME FUND
     A Shares                                                              6.09%              N/A
     B Shares                                                              5.59%              N/A
     I Shares                                                              6.34%              N/A

TOTAL RETURN BOND FUND
     A Shares                                                              5.70%              N/A
     B Shares                                                              5.15%              N/A
     I Shares                                                              5.92%              N/A

LIMITED TERM TAX-FREE FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              4.65%             7.69%

TAX-FREE INCOME FUND
     A Shares                                                              5.18%             8.57%
     B Shares                                                              4.63%             7.66%
     I Shares                                                              5.38%             8.90%

COLORADO TAX-FREE FUND
     A Shares                                                              5.22%             9.09%
     B Shares                                                              4.66%             8.12%
     I Shares                                                              5.42%             9.45%

MINNESOTA TAX-FREE FUND
     A Shares                                                              4.93%             8.91%
     B Shares                                                              4.36%             7.90%
     I Shares                                                              5.12%             9.26%

STRATEGIC INCOME FUND
     I Shares                                                               N/A               N/A

MODERATE BALANCED FUND
     I Shares                                                               N/A               N/A

GROWTH BALANCED FUND
     I Shares                                                               N/A               N/A

DIVERSIFIED EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

GROWTH EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INDEX FUND
     I Shares                                                              2.44%              N/A

                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
VALUGROWTH STOCK FUND
     A Shares                                                              1.03%              N/A
     B Shares                                                              0.40%              N/A
     I Shares                                                              1.08%              N/A

INCOME EQUITY FUND
     A Shares                                                              2.38%              N/A
     B Shares                                                              1.76%              N/A
     I Shares                                                              2.50%              N/A

LARGE COMPANY GROWTH FUND
     I Shares                                                              0.08%              N/A

SMALL COMPANY STOCK FUND
     A Shares                                                              0.56%              N/A
     B Shares                                                              1.26%              N/A
     I Shares                                                              0.59%              N/A

SMALL COMPANY GROWTH FUND
     I Shares                                                              0.80%              N/A

SMALL CAP OPPORTUNITIES FUND
     A Shares                                                              N/A                N/A
     B Shares                                                              N/A                N/A
     I Shares                                                              N/A                N/A
CONTRARIAN STOCK FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                              0.39%              N/A

INTERNATIONAL FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A


TABLE 3 - TOTAL RETURNS


The average annual total return of each class of each Fund for the periods ended November 30, 1997 was as follows. For the money market funds, the yields shown in Table 1 more closely reflect the current earnings of each fund than the total return quotation. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund or a common trust fund prior to its conversion into the Fund. (See "Performance and Advertising Data -- Multiclass, Collective Investment Fund, Common Trust Fund and Core-Gateway Performance.") Prior to 1989, the collective investment funds and common trust fund were valued on the calendar quarter; therefore the following chart does not reflect a Since Inception figure as of the fiscal year end for those funds adopting collective investment or common trust fund performance. Calendar quarter performance is available from the adviser.

                     SEC STANDARDIZED RETURNS

                               ONE YEAR   FIVE      TEN YEARS    SINCE
                                           YEARS               INCEPTION
                               --------   ------    ---------  ---------
CASH INVESTMENT FUND           5.33%      4.62%     5.79%      5.81%
READY CASH INVESTMENT FUND
    Investor Shares            4.98%      4.27%     N/A        5.43%
    Institutional Shares       5.29%      4.54%     N/A        5.57%
    Exchange Shares            4.20%      N/A       N/A        4.10%
U.S. GOVERNMENT FUND           5.14%      4.45%     5.57%      5.57%
TREASURY FUND                  4.93%      4.25%     N/A        4.41%
MUNICIPAL MONEY MARKET FUND
    Investor Shares            3.18%      2.85%     N/A        3.71%
    Institutional Shares       3.38%      3.02%     N/A        3.80%
STABLE INCOME FUND
    A Shares                   4.55%      N/A       N/A        6.00%
    B Shares                   4.56%      N/A       N/A        5.11%
    I Shares                   6.08%      N/A       N/A        6.49%
LIMITED TERM GOVERNMENT
INCOME FUND
    I Shares                   N/A        N/A       N/A        6.72%
INTERMEDIATE GOVERNMENT
INCOME FUND*
    A Shares                   2.22%      4.63%     6.74%      7.46%
    B Shares                   3.74%      N/A       N/A        5.83%
    I Shares                   6.52%      5.50%     7.21%      7.80%
DIVERSIFIED BOND FUND*
    I Shares                   7.97%      6.02%     7.58%      8.53%
INCOME FUND
    A Shares                   3.44%      5.13%     7.72%      7.65%
    B Shares                   4.95%      N/A       N/A        4.26%
    I Shares                   7.75%      5.97%     N/A        8.06%
TOTAL RETURN BOND FUND
    A Shares                   2.21%      N/A       N/A        4.81%
    B Shares                   3.65%      N/A       N/A        4.97%
    I Shares                   6.44%      N/A       N/A        5.95%
LIMITED TERM TAX-FREE FUND
    I Shares                   5.37%      N/A       N/A        9.37%
TAX-FREE INCOME FUND
    A Shares                   3.56%      6.02%     N/A        6.42%
    B Shares                   5.07%      N/A       N/A        5.60%
    I Shares                   7.96%      6.90%     N/A        6.96%
COLORADO TAX-FREE FUND
    A Shares                   3.87%      N/A       N/A        5.61%
    B Shares                   5.54%      N/A       N/A        5.78%
    I Shares                   8.35%      N/A       N/A        6.59%


                               ONE YEAR   FIVE      TEN YEARS    SINCE
                                           YEARS               INCEPTION
                               --------   ------    ---------  ---------
MINNESOTA INTERMEDIATE
TAX-FREE FUND*
    I Shares                   N/A        N/A       N/A        5.74%
MINNESOTA TAX-FREE FUND
    A Shares                   2.66%      5.77%     N/A        6.53%
    B Shares                   4.29%      N/A       N/A        5.20%
    I Shares                   6.98%      6.64%     N/A        6.97%
STRATEGIC INCOME FUND*
    I Shares                   11.55%     8.80%     N/A        9.40%
MODERATE BALANCED FUND*
    I Shares                   13.92%     10.55%    N/A        11.05%
GROWTH BALANCED FUND*
    I Shares                   18.12%     13.36%    N/A        13.01%
INCOME EQUITY FUND*
    A Shares                   16.56%     17.50%    N/A        16.29%
    B Shares                   19.39%     N/A       N/A        21.75%
    I Shares                   23.30%     18.85%    N/A        17.09%
INDEX FUND*
    I Shares                   28.14%     19.42%    18.07%     14.95%
VALUGROWTH STOCK FUND
    A Shares                   13.01%     11.94%    N/A        13.25%
    B Shares                   15.71%     N/A       N/A        14.17%
    I Shares                   19.54%     13.15%    N/A        13.87%
DIVERSIFIED EQUITY FUND*
    A Shares                   15.89%     16.12%    N/A        16.17%
    B Shares                   18.72%     N/A       N/A        20.66%
    I Shares                   22.61%     17.52%    N/A        17.05%
GROWTH EQUITY FUND*
    A Shares                   12.71%     14.96%    N/A        15.38%
    B Shares                   15.36%     N/A       N/A        14.50%
    I Shares                   19.25%     16.41%    N/A        16.38%
LARGE COMPANY GROWTH FUND*
    I Shares                   29.40%     15.89%    17.92%     15.58%
SMALL COMPANY STOCK FUND
    A Shares                   7.47%      N/A       N/A        13.00%
    B Shares                   9.88%      N/A       N/A        13.41%
    I Shares                   13.71%     N/A       N/A        14.52%
SMALL COMPANY GROWTH FUND*
    I Shares                   26.59%     20.70%    24.01%     18.57%
SMALL CAP OPPORTUNITIES FUND
    A Shares                   20.82%     N/A       N/A        24.11%
    B Shares                   23.91%     N/A       N/A        24.92%
    I Shares                   27.84%     N/A       N/A        25.75%
CONTRARIAN STOCK FUND
    A Shares                   N/A        N/A       N/A        N/A
    B Shares                   N/A        N/A       N/A        N/A
    I Shares                   16.48%     N/A       N/A        8.77%
INTERNATIONAL FUND*
    A Shares                   -3.40%     11.85%    9.12%      6.50%
    B Shares                   -1.61%     N/A       N/A        6.17%
    I Shares                   2.13%      13.12%    9.73%      7.11%



NON STANDARDIZED RETURNS (WITHOUT A SALES LOAD)

                                                    CALENDAR
                               ONE MONTH   THREE    YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                           MONTHS      DATE                 YEARS     YEARS               INCEPTION
                               ---------   ------   ---------   --------  -------    ------    ---------  ---------
CASH INVESTMENT FUND           0.44%       1.32%     4.87%       5.33%     5.43%      4.62%     5.79%       5.81%
READY CASH INVESTMENT FUND
    Investor Shares             0.41%      1.25%     4.56%       4.98%     5.10%      4.27%     N/A         5.43%
    Institutional Shares        0.43%      1.29%     4.83%       5.29%     5.44%      4.54%     N/A         5.57%
    Exchange Shares             0.35%      1.06%     3.85%       4.20%     4.31%      N/A       N/A         4.10%
U.S. GOVERNMENT FUND            0.42%      1.28%     4.71%       5.14%     5.23%      4.45%     5.77%       5.57%
TREASURY FUND                   0.40%      1.22%     4.51%       4.93%     5.02%      4.25%     N/A         4.41%
MUNICIPAL MONEY MARKET FUND
    Investor Shares             0.27%      0.80%     2.91%       3.18%     3.27%      2.85%     N/A         3.71%
    Institutional Shares        0.28%      0.85%     3.10%       3.38%     3.48%      3.02%     N/A         3.80%
STABLE INCOME FUND
    A Shares                    0.25%      1.76%     5.88%       6.18%     N/A        N/A       N/A         6.52%
    B Shares                    0.09%      1.47%     5.15%       5.31%     N/A        N/A       N/A         5.58%
    I Shares                    0.15%      1.66%     5.77%       6.08%     6.53%      N/A       N/A         6.49%
LIMITED TERM GOVERNMENT
INCOME FUND
    I Shares                    0.19%       N/A       N/A         N/A        N/A      N/A       N/A         6.72%
INTERMEDIATE GOVERNMENT
INCOME FUND*
    A Shares                    0.31%      3.45%     7.72%       6.52%     8.24%      5.49%     7.18%       7.76%
    B Shares                    0.25%      3.26%     6.95%       5.74%     N/A        N/A       N/A         7.08%
    I Shares                    0.31%      3.45%     7.72%       6.52%     8.23%      5.48%     7.18%       7.75%
DIVERSIFIED BOND FUND*
    I Shares                    0.62%      4.75%     8.80%       7.97%     8.42%      6.00%     7.54%       8.48%
INCOME FUND
    A Shares                    0.52%      4.37%     9.00%       7.75%     9.47%      5.99%     8.16%       8.07%
    B Shares                    0.35%      4.19%     8.15%       6.95%     8.68%      N/A       N/A         4.26%
    I Shares                    0.52%      4.38%     9.00%       7.75%     9.48%      5.97%     N/A         8.06%
TOTAL RETURN BOND FUND
    A Shares                    0.19%      2.95%     7.82%       6.44%     8.27%      N/A       N/A         5.91%
    B Shares                    0.23%      2.76%     7.20%       5.65%     7.49%      N/A       N/A         5.19%
    I Shares                    0.19%      2.95%     7.82%       6.44%     8.31%      N/A       N/A         5.95%
LIMITED TERM TAX-FREE FUND
    I Shares                    0.27%      1.80%     5.58%       5.37%     N/A        N/A       N/A         9.37%
TAX-FREE INCOME FUND
    A Shares                    0.81%      2.86%     8.12%       7.86%     10.60%     6.88%     N/A         6.95%
    B Shares                    0.75%      2.67%     7.40%       7.07%     9.77%      N/A       N/A         5.60%
    I Shares                    0.91%      2.96%     8.23%       7.96%     10.59%     6.90%     N/A         6.96%
COLORADO TAX-FREE FUND
    A Shares                    0.61%      3.02%     8.28%       8.23%     10.67%     N/A       N/A         6.57%
    B Shares                    0.64%      2.92%     7.65%       7.54%     9.88%      N/A       N/A         5.78%
    I Shares                    0.70%      3.12%     8.39%       8.35%     10.71%     N/A       N/A         6.59%


                                                    CALENDAR
                               ONE MONTH   THREE    YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                           MONTHS      DATE                 YEARS     YEARS               INCEPTION
                               ---------   -------  --------    --------  -------    ------    ---------- ---------
MINNESOTA INTERMEDIATE
TAX-FREE FUND*
    I Shares                   0.32%        N/A       N/A         N/A       N/A       6.67%      7.75%        6.74%
MINNESOTA TAX-FREE FUND
    A Shares                    0.59%      2.73%     7.43%       6.98%     10.24%     6.64%      N/A          6.97%
    B Shares                    0.52%      2.54%     6.70%       6.29%      9.41%      N/A       N/A          5.20%
    I Shares                    0.59%      2.64%     7.43%       6.98%     10.24%     6.64%      N/A          6.97%
STRATEGIC INCOME FUND*
    I Shares                    0.96%      4.08%     12.00%      11.55%    11.88%     8.76%      N/A          9.35%
MODERATE BALANCED FUND*
    I Shares                    1.34%      4.05%     14.56%      13.92%    14.59%    10.51%      N/A         10.97%
GROWTH BALANCED FUND*
    I Shares                    1.91%      4.41%     19.14%      18.12%    19.09%    13.29%      N/A         12.91%
INCOME EQUITY FUND*
    A Shares                    4.77%      6.66%     25.66%      23.34%    28.39%    18.83%      N/A         17.05%
    B Shares                    4.73%      6.49%     24.80%      22.39%     N/A        N/A       N/A         23.43%
    I Shares                    4.77%      6.69%     25.66%      23.30%    28.39%    18.83%      N/A         17.05%
INDEX FUND*
    I Shares                    4.58%      6.54%     30.96%      28.14%    30.19%    19.40%     18.03%       14.91%
VALUGROWTH STOCK FUND
    A Shares                    2.21%      2.08%     21.81%      19.61%    22.13%    13.22%      N/A         13.89%
    B Shares                    2.17%      1.92%     20.97%      18.71%    21.20%     N/A        N/A         14.46%
    I Shares                    2.17%      2.04%     21.74%      19.54%    22.10%    13.15%      N/A         13.87%
DIVERSIFIED EQUITY FUND*
    A Shares                    2.64%      4.28%     23.94%      22.64%    25.57%    17.44%      N/A         16.91%
    B Shares                    2.59%      4.11%     23.11%      21.72%     N/A        N/A       N/A         22.37%
    I Shares                    2.61%      4.26%     23.95%      22.61%    25.56%    17.43%      N/A         16.91%
GROWTH EQUITY FUND*
    A Shares                   -0.03%      1.58%     18.91%      19.25%    21.58%    16.26%      N/A         16.14%
    B Shares                   -0.06%      1.42%     18.10%      18.36%     N/A        N/A       N/A         16.25%
    I Shares                    N/A        1.61%     18.91%      19.25%    21.58%    16.26%      N/A         16.14%
LARGE COMPANY GROWTH FUND*
    I Shares                    3.07%      6.09%     31.09%      29.40%    28.88%    15.87%    17.88%        15.54%
SMALL COMPANY STOCK FUND
    A Shares                   -4.48%     -4.42%     10.03%      13.72%    20.04%     N/A       N/A          14.64%
    B Shares                   -4.54%     -4.60%      9.32%      12.88%    19.16%     N/A       N/A          13.77%
    I Shares                   -4.44%     -4.37%     10.09%      13.71%    20.08%     N/A       N/A          14.52%
SMALL COMPANY GROWTH FUND*
    I Shares                   -2.68%      1.94%     23.87%      26.59%    29.45%    20.67%    23.96%        18.52%
SMALL CAP OPPORTUNITIES FUND
    A Shares                   -0.79%      1.16%     26.40%      27.85%    33.33%     N/A       N/A          25.74%
    B Shares                   -0.84%      0.98%     25.54%      26.91%     N/A       N/A       N/A          27.70%
    I Shares                   -0.74%      1.20%     26.39%      27.84%    33.35%     N/A       N/A          25.75%
CONTRARIAN STOCK FUND
    A Shares                   N/A          N/A       N/A         N/A       N/A       N/A       N/A          N/A
    B Shares                   N/A          N/A       N/A         N/A       N/A       N/A       N/A          N/A
    I Shares                   -2.51%     -7.00%     16.21%      16.48%    11.68%     N/A       N/A           8.77%
INTERNATIONAL FUND*
    A Shares                   -1.83%     -3.27%      2.26%       2.21%     7.49%    13.13%    9.74%          7.11%
    B Shares                   -1.89%     -3.44%      1.56%       1.39%      N/A        N/A     N/A           7.23%
    I Shares                   -1.83%     -3.27%      2.25%       2.13%     7.49%    13.12%    9.73%          7.11%


                                 PERFORMA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION





                                  APRIL 1, 1998





                        PERFORMA DISCIPLINED GROWTH FUND
                          PERFORMA SMALL CAP VALUE FUND
                       PERFORMA STRATEGIC VALUE BOND FUND
                           PERFORMA GLOBAL GROWTH FUND

                                 PERFORMA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                  APRIL 1, 1998


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                               DISTRIBUTION:
         Norwest Bank Minnesota, N.A.                         Forum Financial Services, Inc.
         Transfer Agent                                       Manager and Distributor
         733 Marquette Avenue                                 Two Portland Square
         Minneapolis, MN  55479-0040                          Portland, Maine 04101
         (612) 667-8833/(800) 338-1348                        (207) 879-1900

The Performa Funds are separate series of Norwest Advantage Funds, an open-end, management investment company registered under the Investment Company Act of 1940, as amended.


This Statement of Additional Information supplements the Prospectus dated April 1, 1998, as may be amended from time to time, offering shares of Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Strategic Value Bond Fund and Performa Global Growth Fund.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A THE CURRENT PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                                 TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----

         Introduction                                                                               1

         1.  Investment Policies                                                                    3
                  Security Ratings Information                                                      3
                  Fixed Income Investments                                                          3
                  Mortgage-Backed And Asset-Backed  Securities                                      7
                  Interest Rate Protection Transactions                                             8
                  Hedging And Option Income Strategies                                              9
                  Foreign Currency Transactions                                                    13
                  Equity Securities and Additional Information                                     14
                  Illiquid Securities and Restricted Securities                                    17
                  Loans of Portfolio Securities                                                    18
                  Borrowing And Transactions Involving Leverage                                    18
                  Repurchase Agreements                                                            21
                  Temporary Defensive Position                                                     21

         2.  Investment Limitations                                                                21
                  Fundamental Limitations                                                          22
                  Non-Fundamental Limitations                                                      23

         3.  Performance and Advertising Data                                                      24
                  SEC Yield Calculations                                                           25
                  Total Return Calculations                                                        25
                  Other Advertisement Matters                                                      26

         4.  Management                                                                            27
                  Trustees and Officers                                                            27
                  Investment Advisory Services                                                     33
                  Management and Administrative Services                                           36
                  Distribution                                                                     38
                  Transfer Agent                                                                   39
                  Custodian                                                                        39
                  Portfolio Accounting                                                             40
                  Expenses                                                                         41

         5.  Portfolio Transactions                                                                41

         6.  Additional Purchase and Redemption Information                                        43
                  General                                                                          43
                  Exchanges                                                                        43
                  Redemptions                                                                      43

         7.  Taxation                                                                              44


                                                 TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----


         8.  Additional Information About the Trust and the Shareholders of the Funds                45
                  Counsel and Auditors                                                               45
                  General Information                                                                45
                  Shareholdings                                                                      46
                  Financial Statements                                                               46
                  Registration Statement                                                             46


         Appendix A - Description of Securities Ratings                                             A-1


                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1997, the Trust changed its name to "Norwest Advantage Funds."

Each  Fund's  investment   adviser  is  Norwest  Investment   Management,   Inc.
("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest also is the investment adviser of each Core Portfolio (other than Schroder Global Growth Portfolio). Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Smith Asset Management Group, LP ("Smith") serves as investment subadviser of Performa Disciplined Growth Fund/ Disciplined Growth Portfolio and Performa Small Cap Value Fund/ Small Cap Value Portfolio.

Galliard Capital Management, Inc. ("Galliard") serves as investment subadviser of Performa Strategic Value Bond Fund/Strategic Value Bond Portfolio.

Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to Schroder Global Growth Portfolio. Schroder also serves as an investment subadviser of Performa Global Growth Fund.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Fund's administrator.

As used in this SAI, the following terms shall have the meanings listed:

         "Advisers" or "Investment Advisers" shall mean, collectively, Norwest, Schroder and the Subadvisers.

         "Board" shall mean the Board of Trustees of the Trust.

         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

         "Core Trust Board" shall mean the Board of Trustees of Core Trust.

         "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

         "Bond" includes fixed income investments issued with a final maturity of 3 years or more, or that on their face are described as "bonds."

         "FAS" shall mean Forum Administrative Services, Limited Liability Company, the Trust's administrator.


         "Fitch" shall mean Fitch  IBCA, Inc.


         "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

         "Forum Accounting" shall mean Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

         "Fund" shall mean each of the four separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

         "Galliard" shall mean Galliard Capital Management, Inc., the investment subadviser to Performa Strategic Value Bond Fund/Strategic Value Bond Portfolio.

         "Moody's" shall mean Moody's Investors Service.

         "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

         "NRSRO"   shall  mean  a  nationally   recognized  statistical   rating
         organization.

         "Performa Funds" shall mean the Funds set forth on the cover page of this Statement of Additional Information.

         "Portfolio" shall mean, Disciplined Growth Portfolio, Small Cap Value Portfolio, Strategic Value Bond Portfolio and Schroder Global Growth Portfolio, each a separate portfolio of Core Trust.


         "Schroder" shall mean Schroder Capital Management International Inc., the investment adviser to Schroder Global Growth Portfolio.


         "Schroder Core" shall mean Schroder Capital Funds, open-end, management investment company registered under the 1940 Act.

         "Schroder Core Board" shall mean the Board of Trustees of Schroder Capital Funds.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's.

         "Smith" shall mean Smith Asset Management Group, L.P.

         "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

         "Subadvisers or "Investment Subadvisers: shall mean, collectively, Galliard Capital Management, Inc., Smith Asset Management Group, LP and Schroder Capital Management Inc., as applicable.

         "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

         "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

The following discussion is intended to supplement the discussion in the Prospectus concerning each Portfolio's investments, investment techniques and strategies and the risks associated therewith (as well as those of each Fund, to the extent that the Fund is invested in a Portfolio). Certain of the Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (i.e., investment in smaller capitalization companies). No Fund or Portfolio may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund or Portfolio. For example, while the SAI describes "swap" transactions below, only those Funds or Portfolios whose investment policies, as described in the Prospectus, allow the Fund or Portfolio to invest in swap transactions may do so. The discussion below refers to the investment policies of the Portfolios. Because the investment policies of each Fund are substantially similar to the investment policies of the Portfolio in which the Fund invests, the discussion below is equally applicable to the Fund.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Portfolios may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Portfolio (neither event requiring sale of such security by a Portfolio, the Portfolio's Adviser will determine whether the Portfolio should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Portfolio may purchase unrated securities if its Adviser determines the security to be of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may not be as actively traded as rated securities. A Portfolio may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Portfolio.

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each Fund may invest in U.S. Government Securities. Agencies, instrumentalities and government sponsored enterprises that issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Some are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Portfolio will invest in the obligations of such agencies or instrumentalities only when its Adviser believes that the credit risk with respect thereto is consistent with the Portfolio's investment policies.

BANK OBLIGATIONS

Each Portfolio may, in accordance with the policies described in the Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Portfolio's Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Portfolios may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Portfolio may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Portfolio.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Each Portfolio may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Certain Portfolios may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

Strategic Value Bond Portfolio may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Portfolio will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of the Portfolio, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires a Portfolio to accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Portfolio and must be distributed to its shareholders. The Portfolios distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently, U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities.



VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Portfolios invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Portfolio may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Portfolio's, yield.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Portfolio to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Portfolio is not entitled to exercise any demand rights it may have. A Portfolio could, for this or other reasons, suffer a loss with respect to an instrument. Each Portfolio's Adviser monitors the liquidity of the Portfolios' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Portfolios may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolios' investment quality requirements.

Variable rate obligations purchased by the Portfolios may include participation interests in variable rate obligations purchased by the Portfolios from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Portfolios can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Portfolio's participation interest in the instrument, plus accrued interest, but will do so only: (1) as required to provide liquidity to a Portfolio; (2) to maintain a high quality investment portfolio; or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Portfolio might be entitled to less than the initial principal amount of the security upon the security's maturity. The Portfolios intend to purchase such securities only when the Portfolio's Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Portfolio may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Portfolio will be able to limit principal fluctuations and, accordingly, a Portfolio may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Portfolio may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Portfolio may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Portfolios may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

A Portfolio may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Portfolios believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolios also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into interest rate protection transactions only with banks and other institutions believed by the adviser to the Portfolio to present minimal credit risks. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Each Portfolio may: (1) purchase or sell (write) put and call options on securities to enhance the Portfolio's performance and (2) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Portfolios currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Portfolio. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's Investment Adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Portfolio invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Portfolios will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Portfolio will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Portfolios will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Portfolio may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Portfolio may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Portfolio will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Portfolios.

Upon selling an option, a Portfolio receives a premium from the purchaser of the option. Upon purchasing an option the Portfolio pays a premium to the seller of the option. The amount of premium received or paid by the Portfolio is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Portfolios may purchase call options on debt securities that the adviser intends to include in the Portfolio's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Portfolio may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An investment adviser of a Portfolio may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Portfolios may purchase and write put and call options on fixed income or equity security indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies --Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Portfolio may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Portfolio wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Portfolio. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Portfolio would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Portfolio may result in material losses to the Portfolio.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Portfolio may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Portfolio may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Portfolio may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Portfolio may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Portfolio's foreign securities holdings. A Portfolio may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Portfolio against such increase. A Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Portfolio may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Portfolio is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Portfolio of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Portfolio will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Portfolio may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Portfolio may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Portfolio will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Pursuant to that section, a Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Portfolio will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Portfolio into the currency. The Portfolio may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.

When required by applicable regulatory guidelines, a Portfolio will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters, such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Portfolios that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the investing Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Portfolio s that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Portfolio will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

HIGH YIELD/JUNK BONDS

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Portfolio under supervision of the Board of Trustees, may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Portfolio's Investment Adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Portfolio's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, the Adviser may be forced to sell the Portfolio's higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities, and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of the Portfolios, the Core Trust Board and Schroder Core Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the investment adviser of each Portfolio, pursuant to guidelines approved by the applicable board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The investment advisers monitor the liquidity of the securities held by each Portfolio and report periodically on such decisions to the Board, Core Trust Board or Schroder Core Board, as applicable.

In connection with a Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by a Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board, Core Trust Board and Schroder Core Board, the investment advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio 's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Core Trust or Schroder Core Board. No Portfolio will lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Portfolio's Adviser. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Portfolio's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Portfolio may purchase securities for investment while any borrowing equaling five percent or more of the Portfolio's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Portfolio's total assets. A Portfolio's use of borrowed proceeds to make investments would subject the Portfolio to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Portfolios may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Portfolio through the investment technique is used to make additional portfolio investments. A Portfolio uses these investment techniques only when the Portfolio's Adviser believes that the leveraging and the returns available to the Portfolio from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Portfolio achieves the right to a return on a capital base that exceeds the amount the Portfolio has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio. Leverage may involve the creation of a liability that requires the Portfolio to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Portfolio's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Core Trust or Schroder Core custodian will setup and maintain in a segregated account for each Portfolio cash, U.S. Government Securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Portfolio's commitments include the Portfolio's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other assets with its custodian. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

MARGIN AND SHORT SALES

The Portfolios may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Portfolio must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against the box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Portfolio's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Portfolio will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued and delayed delivery transactions enables the Portfolio to hedge against anticipated changes in interest rates and prices. If an investment adviser were to forecast incorrectly the direction of interest rate movements, however, a Portfolio advised by the investment adviser might be required to complete when-issued or delayed delivery transactions at prices inferior to the current market values. When-issued securities and delayed delivery transactions may be sold prior to the settlement date, but a Portfolio enters into when-issued and delayed delivery transaction only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. For purposes of the Portfolios' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase.

REPURCHASE AGREEMENTS

The Portfolio s may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Each Adviser will, with respect to the Funds it advises, monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, a Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Securities subject to repurchase agreements will be held by the Portfolio's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Portfolio for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Portfolio, in accordance with the policies described in the Prospectus, assumes a temporary defensive position, it may invest without limit in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and
(5) money market mutual funds.

2.       INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental  investment  policies of each
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Each Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act or other applicable law.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Each Portfolio has the same fundamental investment policies as the Fund that invests in the Portfolio.

1.       DIVERSIFICATION

                  No Fund may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.       INDUSTRY CONCENTRATION

                  No Fund may purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

                  For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.       BORROWING

                  No Fund may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

4.       REAL ESTATE

                  No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.       LENDING

                  No Fund may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

                  No Fund may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Fund's total assets.

6.       COMMODITIES

                  No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       UNDERWRITING

                  No Fund may  underwrite  (as that term is  defined in the 1933
                  Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

8.       SENIOR SECURITIES

                  No Fund may issue senior securities except to the extent permitted by the 1940 Act.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. A nonfundamental policy will not be used to defeat a fundamental limitation of a Portfolio. Reference to a Fund includes reference to its corresponding Portfolio, if applicable, which has the same fundamental policies as the Fund. The policies of a Fund may be changed by the Board, or in the case of its corresponding Portfolio, the Core Trust or Schroder Core Board, if applicable.

1.       BORROWING

                    For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities);
                    (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 3 "Borrowing" above.

2.       LIQUIDITY

                  No Fund may invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.       EXERCISING CONTROL OF ISSUERS

                  No Fund may make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.       OTHER INVESTMENT COMPANIES

                  No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.       SHORT SALES AND PURCHASING ON MARGIN

                  No Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  No Fund may purchase securities on margin, except that a Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6.       OPTIONS, WARRANTS AND FUTURES CONTRACTS

                  No Fund may invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.


                  No Fund: (1) will hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will buy call options with a value exceeding 5% of the Fund's total assets.


3.       PERFORMANCE AND ADVERTISING DATA


Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indices, including but not limited to, the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australasia and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's dividends and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T = average annual total return n = number of years
                  ERV = ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

CORE-GATEWAY PERFORMANCE


When a Fund (a "Gateway fund") invests all of its investable assets in another investment company (a "Core portfolio") that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core portfolio. That history may be restated to reflect the estimated expenses of the Gateway fund.


OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily);
(4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81


In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial services firm.

4.       MANAGEMENT

The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees and officers of the Trust and their principal occupations during the past five years and age as of April 1, 1998 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


John Y. Keffer, Chairman and President,* Age 54.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert C. Brown, Trustee,* Age 65.

          Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993.
          Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

John S. McCune,* Trustee, Age 46.


          President,   Norwest  Investment   Services,   Inc.  (a  broker-dealer
          subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.


Timothy J. Penny, Trustee, Age 45.

          Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.


 Sara M. Morris, Vice President and Treasurer, Age 33.

          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary, Age 35.

          Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.


Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.


          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

 Pamela J. Wheaton, Assistant Treasurer, Age 38.

          Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

          Senior Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 49.


          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

 Edward C. Lawrence, Assistant Secretary, Age  28.

          Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.


COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1997, which was the fiscal year end of all of the Trust's portfolios.

                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS
                                                       --------------             ------------

         Mr. Brown                                       $30,942                    $31,000
         Mr. Burkhardt                                   $36,932                    $37,000
         Mr. Harris                                      $30,942                    $31,000
         Mr. Leach                                       $30,942                    $31,000
         Mr. Penny                                       $30,942                    $31,000
         Mr. Willeke                                     $30,942                    $31,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1997 total expenses of the Trustees (other than Mr. Keffer) was $22,804 and total expenses of the trustees of Norwest Select Funds was $46.

As of April 1, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST


The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Sheehan, and Misses. Clark and Wheaton, officers of Core Trust, all currently serve as officers of the Trust.
Accordingly, for background information pertaining to these officers, (see "Management - Trustees and Officers - Trustees and Officers of the Trust.")

John Y. Keffer,* Trustee, Chairman and President (age 55)

Costas Azariadis, Trustee (age 54)


         Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.


James C. Cheng, Trustee (age 55)

         President of Technology Marketing Associates (a marketing consulting company) since September 1991. His address is Two Portland Square, Portland, Maine 04101.

J. Michael Parish, Trustee (age 54)

         Partner at the law firm of Reid & Priest. Prior to 1995, Mr. Parish was a partner at Winthrop Stimson Putnam & Roberts since 1989. His address is 40 West 57th Street, New York, New York 10019.

Sara M. Morris, Vice President and Treasurer (age 34)

David I. Goldstein, Vice President and Secretary (age 36)

Thomas G. Sheehan, Vice President and Assistant Secretary (age 43)

Pamela J. Wheaton, Assistant Treasurer, Age 38.

Catherine S. Wooledge, Assistant  Secretary (age 54)

         Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster from September 1994 through October 1996; associate corporate counsel at Franklin Resources, Inc. September 1993 through September 1994; and prior thereto, associate at Drinker Biddle & Reath, Washington, D.C.

TRUSTEES AND OFFICERS OF SCHRODER CORE

The Trustees and officers of Schroder Core and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer and Sheehan, officers of Schroder Core, currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, (see "Management - Trustees and Officers - Trustees and Officers of the Trust.") Ms. Wooledge an officer of Schroder Core, currently serves as an officer of Core Trust. Accordingly, for background information pertaining to her, (see "Management-Trustees and Officers - Trustees and Officers of Core Trust.")


         PETER E. GUERNSEY, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

         JOHN I. HOWELL, Greenwich, Connecticut - Trustee of the Trust - Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

         CLARENCE F. MICHALIS, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).


         MARK J. SMITH(b), 33 Gutter Lane, London, England - President and Trustee of the Trust - Senior Vice President and Director of Schroder ; Director and Senior Vice President, Schroder Fund Advisors Inc..

         ROBERT G. DAVY, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of Schroder and Schroder Capital Management International Ltd. since 1994; Senior Vice President and Director of Schroder ; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

         MARGARET H. DOUGLAS-HAMILTON(b)(c), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Secretary of SCM since July 1995; Senior Vice President and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.


         RICHARD R. FOULKES, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of Schroder since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.


         CATHERINE S. WOOLEDGE, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust.

         BARBARA GOTTLIEB(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust and Vice President of Schroder Fund Advisors Inc.; prior thereto held various positions with SWIS affiliates. JOHN
         Y. KEFFER, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

         JANE P. LUCAS, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President Schroder; Director of SCM since September 1995; Director of Schroder Fund Advisors Inc.; Assistant Director Schroder Investment Management Ltd. since June 1991.


          GERARDO MACHADO, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, Schroder.


         CATHERINE A. MAZZA, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Fund Advisors Inc. since 1997; Group Vice President of Schroder ; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.


          THOMAS G. SHEEHAN, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.


         FARIBA TALEBI, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Group Vice President of Schroder , employed in various positions in the investment research and portfolio management areas since 1987.

         JOHN A. TROIANO(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of Schroder since October 1995; Director of Schroder Fund Advisors Inc.; Director of Schroder since 1991; prior thereto, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas since 1981.


         IRA L. UNSCHULD, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of Schroder since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.


         ALEXANDRA POE, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust-First Vice President of Schroder ; Fund Counsel and Senior Vice President of Schroder Fund Advisors Inc. since August 1996; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

          MARY KUNKEMUELLER, 787 Seventh Avenue, New York, New York - Vice President of Schroder Fund Advisors Inc.


INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for each Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. To the extent that a Fund invests in one or more core portfolios, the advisory fee paid by the Fund will be with respect to the core portfolio for advisory services rendered at the portfolio level.

All investment advisory fees are accrued daily and paid monthly. Each investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances an investment adviser or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the investment adviser or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (except Schroder Global Growth Portfolio). Under an Investment Advisory Agreement between Norwest and Core Trust on behalf of the Portfolios (other than Schroder Global Growth Portfolio), Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, interestholders, with respect to all or a portion of the assets of the Portfolio. The Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by vote of the shareholders, and in either case, by a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser or (2) by the Adviser on 60 days' written notice to the Core Trust. Each Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory
Agreements also provide that, with respect to the Portfolios (other than Schroder Global Growth Portfolio), neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment

Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest also currently acts as investment adviser to each Performa Fund. The investment advisory agreements between Norwest and the Trust on behalf of the Funds are identical to the Investment Advisory Agreements between Core Trust and Norwest on behalf of the Portfolios (other than Schroder Global Growth Portfolio), except for the fees payable thereunder (no fee is payable to the extent that a Fund is invested in an investment company) and certain immaterial matters.


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL, INC.


Pursuant to a separate Advisory Agreement between Schroder Core and Schroder, Schroder acts as investment adviser to Schroder Global Growth Portfolio and is required to furnish at its expenses all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio. The Advisory Agreement between Schroder Core and Schroder will continue in effect only if such continuance is specifically approved at least annually: (1) by the Schroder Core Board or by vote of a majority of the outstanding voting interests of the Portfolio, and , in either case, (2) by a majority of Schroder Core's trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Schroder Core); provided further, however, that if the Advisory Agreement or the continuation of the Agreement is not approved as to the Portfolio, the adviser may continue to render to the Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.


On behalf of Performa Global Growth Fund, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. The Investment Subadvisory Agreement would become operative and Schroder would directly manage the Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement, Schroder would make investment decisions directly for the Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest had so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements. If the Investment Subadvisory Agreement is not approved as to the Fund, the Subadviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Fund, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Schroder against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Schroder may render services to others.

No payments currently are made under the Fund's Investment Subadvisory Agreement with Schroder because the Fund currently invests all its investable assets in the Portfolio.

SUB-ADVISERS

Norwest pays a fee to each of the Subadvisers. These fees do not increase the fees paid by shareholders of the Funds. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Portfolio, the increased cost and complexity of providing services to the Portfolio, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by the Adviser in overseeing and administering management of the Portfolio. However, the contractual fee payable to each Portfolio by Norwest for investment advisory services will not vary as a result of those negotiations.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques for the Portfolio, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Core Trust Board replace one or more Subadvisers or appoint additional Subadvisers, depending on the Norwest's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

GALLIARD


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Performa Strategic Value Bond Fund, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of the Portfolio and has done so since the Fund's inception. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Portfolio's investments and effecting portfolio transactions for each Fund (to the extent of Norwest's delegation). Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. As of October 1, 1997, for its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on each Fund's average daily net assets at an annual rate of 0.50%.


The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Core Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Core Board, or by Galliard on 60 days written notice to Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Galliard may render services to others.

Galliard also currently serves as investment subadviser to Performa Strategic Value Bond Fund pursuant to an investment subadvisory agreement between Galliard and Norwest. The investment subadvisory agreement with respect to the Fund is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement to the extent that the Fund is invested in an investment company) and certain immaterial matters.

SMITH ASSET MANAGEMENT GROUP, L.P.


To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Performa Disciplined Growth Fund and Performa Small Cap Value Fund, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Smith is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Pursuant to the Sub-Investment Advisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolios' investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages the entire investment portfolio of each Portfolio and has done so since the Portfolios' inception. Norwest supervises the performance of Smith including its adherence to the Portfolio's investment objectives and policies and pays Smith a fee for its investment management services. As of October 1, 1997, for its services under the Investment Subadvisory Agreement, Norwest pays Smith a fee based on Disciplined Growth Portfolio's and Small Cap Value Portfolio's average daily net assets at an annual rate of 0.35% and 0.45%, respectively.


Under its Investment Subadvisory Agreement, Smith makes investment decisions for each Portfolio and continuously reviews, supervises and administers each Portfolios' investment program with respect to that portion, if any, of the Portfolio's portfolio for which Norwest has delegated management responsibility. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation).


During the past 17 years, Smith, the portfolio manager of Performa Disciplined Growth Fund and Performa Small Cap Value Fund, has developed a proprietary model investment style which utilizes the concept of earnings surprise to aid in successful stock selection. This proprietary model, known as the EARNINGS SURPRISE PREDICTOR ("ESP") model, is based on the idea that companies reporting positive earnings surprises have consistently outperformed those companies reporting negative earnings surprises. The ESP model works on the following three-discipline approach: (1) Buy Discipline - buy based on an objective strategy driven by earnings surprise; (2) Portfolio Discipline - eliminate factors that may dilute the positive impact of earnings surprise on return; and
(3) Sell Discipline - sell using objective criteria to eliminate factors that cloud judgment, including emotion.


The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment.

The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Smith may render services to others. Smith also currently serves as Investment Subadviser to the Funds pursuant to an investment advisory agreement between Smith and Norwest. The investment subadvisory agreement with respect to the Funds is identical to the Investment Subadvisory Agreement, except for the fees payable thereunder (no fee is payable under the investment subadvisory agreement with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, any other Investment Adviser or Investment Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other Investment Adviser or Investment Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, FAS has entered into an Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assists in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board;
(6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, as applicable. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to the Portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the interestholders and, in either case, by a majority of the trustees who are not interested persons of any party to the Core Trust Management Agreement.

Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and FAS perform under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure.

NORWEST ADMINISTRATIVE SERVICES


Under an Administrative Servicing Agreement between the Trust and Norwest with respect to certain funds of the Trust, Norwest performs ministerial, administrative and oversight functions for the Funds and undertakes to reimburse certain excess expenses of the Funds. Among other things, Norwest gathers performance and other data from Schroder as the adviser of certain Portfolios and from other sources, formats the data and prepares reports to the Funds' shareholders and the Trustees. Norwest also ensures that Schroder is aware of pending net purchases or redemptions of each Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse each Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest under the Administrative Servicing Agreement unless the assets of each Fund that is subject to the agreement are invested in a portfolio of another registered investment company. The Administrative Servicing Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.


The Administrative Servicing Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party.

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty by the Board or by a vote of the Fund's shareholders on 60 days' written notice to Forum; or by FAS on 60 days' written notice to the Trust.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Fund's and each Portfolio's custodian (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Portfolio in which it invests.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.


Under the Fund Accounting Agreement, Forum Accounting prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Fund a fee of $1,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Forum Accounting receives from the Trust with respect to each Gateway Fund a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. Forum Accounting also receives a fee of $2,000 per month for each Gateway Fund operating pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, Forum Accounting is entitled to receive from the Trust with respect to each Gateway Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)


Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1997. On January 1, 1998, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.

Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

Forum Accounting performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintenance of its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) expenses incurred pursuant to state securities laws; 14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

5.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring generally to the Funds, relates equally to the Portfolios.

Purchases and sales of portfolio securities for Funds that invest in fixed-income investments usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, each of the Board, and Core Trust Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust has adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services. The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

From time to time, a Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

A Fund or Portfolio may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Investment Adviser of the Fund or Portfolio takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Investment Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Investment Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Certain Funds may acquire securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year, (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Fund must be desired from the sale of securities held by the Fund for less than three months. (See "Taxation.")

6.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Shares may purchase, with the proceeds from a redemption of all or part of their shares, Shares of the other Funds.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Funds have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

7.       TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by such Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a

Portfolio exercises an option, or an option that a Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Portfolio has unrealized gains with respect to the other position in such straddle; (2) a Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Portfolio's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Portfolio to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Portfolio may be forced to sell other portfolio securities.


If Performa Global Growth Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Schroder Global Growth Portfolio. Pursuant to this election, a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes considered to have been paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes considered to have been paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.


8.   ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS
     OF THE FUNDS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, serve as the independent auditors for the Trust.


OWNERSHIP OF FUND SHARES

The following persons owned of record 5% or more of the outstanding shares of a Fund as of March 2, 1998:

                                                                         SHARE BALANCE         % OF      % OF FUND
                               NAME AND ADDRESS                                                CLASS
                               ----------------                          -------------         ------    ----------
PERFORMA DISCIPLINED GROWTH
FUND                           EMSEG & Co.                                     107,089.159       17.88%      17.88%
                               Performa Disciplined Growth Fund
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis  MN  55480-8477

                               FUNDA & Co.                                      41,257.775        6.89%       6.89%
                               Non-Discretionary Reinvest
                               1740 Broadway MS 8751
                               Denver, CO 80274-8751

                               DENTRU & Co.                                    277,506.191       46.34%      46.34%
                               Non-Discretionary Cash
                               1740 Broadway MS 8751
                               Denver, CO 80274-8751

                               FINABA                                           95,525.714       15.95%      15.95%
                               Non-Discretionary Cash Acct.
                               Attn: Jon Rutter
                               P.O. Box 10523
                               Lubbock, TX 79408
PERFORMA SMALL CAP VALUE
FUND                           EMSEG & Co.                                     198,116.785       70.51%      70.51%
                               Performa Small Cap Value Fund
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis  MN  55480-8477

                               DENTRU & Co.                                     17,438.727        6.21%       6.21%
                               Non-Discretionary Cash
                               1740 Broadway MS 8751
                               Denver, CO 80274-8751

                               FINABA                                           42,990.711       15.30%      15.30%
                               Non-Discretionary Cash Acct.
                               Attn: Jon Rutter
                               P.O. Box 10523
                               Lubbock, TX 79408





PERFORMA STRATEGIC VALUE
BOND FUND                      EMSEG & Co.                                     663,814.834       87.47%      87.47%
                               Performa Strategic Value Bond Fund
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis  MN  55480-8477
PERFORMA GLOBAL GROWTH FUND
                               EMSEG & Co.                                      54,970.275       74.64%      74.64%
                               Performa Global Growth Fund
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis  MN  55480-8477
                                                                                10,553.871       14.33%      14.33%
                               DENTRU & Co.
                               Non-Discretionary Cash
                               1740 Broadway MS 8751
                               Denver, CO 80274-8751
                                                                                 5,684.247        7.72%       7.72%
                               FINABA
                               Non-Discretionary Cash Acct.
                               Attn: Jon Rutter
                               P.O. Box 10523
                               Lubbock, TX 79408


GENERAL INFORMATION

The Trust is divided into thirty-nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, and separate classes of shares under the provisions of 1940 Act.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.


In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest. FINANCIAL STATEMENTS


The fiscal year end of the Funds is May 31. Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH  IBCA, INC. ("FITCH")


Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.


FITCH IBCA, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


FITCH  IBCA, INC.


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                       NORWEST WEALTHBUILDER II PORTFOLIOS

                       STATEMENT OF ADDITIONAL INFORMATION




                                  APRIL 1, 1998





                    NORWEST WEALTHBUILDER II GROWTH PORTFOLIO
              NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
               NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO

                          NORWEST ADVANTAGE PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION


                                  APRIL 1, 1998


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                               DISTRIBUTION:
         Norwest Bank Minnesota, N.A.                         Forum Financial Services, Inc.
         Transfer Agent                                       Manager and Distributor
         733 Marquette Avenue                                 Two Portland Square
         Minneapolis, MN  55479-0040                          Portland, Maine 04101
         (612) 667-8833/(800) 338-1348                        (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.


This Statement of Additional Information supplements the Prospectus dated April 1, 1998, as may be amended from time to time, offering Class C shares of the
Norwest WealthBuilder II Portfolios of Norwest Advantage Funds: Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A THE CURRENT PROSPECTUS OF THE PORTFOLIOS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                                 TABLE OF CONTENTS
                                                                                                  Page
                                                                                                  ----

         Introduction                                                                               1

         1.  Investment Policies                                                                    3
                  Security Ratings Information                                                      3
                  Fixed Income Investments                                                          3
                  Mortgage-Backed And Asset-Backed  Securities                                      9
                  Interest Rate Protection Transactions                                            11
                  Hedging And Option Income Strategies                                             11
                  Foreign Currency Transactions                                                    19
                  Equity Securities                                                                20
                  Illiquid Securities and Restricted Securities                                    23
                  Loans of Portfolio Securities                                                    24
                  Borrowing And Transactions Involving Leverage                                    24
                  Repurchase Agreements                                                            27
                  Temporary Defensive Position                                                     27

         2.  Investment Limitations                                                                27
                  Fundamental Limitations                                                          27
                  Non-Fundamental Limitations                                                      29

         3.  Performance and Advertising Data                                                      30
                  SEC Yield Calculations                                                           30
                  Total Return Calculations                                                        31
                  Other Advertisement Matters                                                      32

         4.  Management                                                                            33
                  Trustees and Officers                                                            33
                  Investment Advisory Services                                                     36
                  Management and Administrative Services                                           36
                  Distribution                                                                     38
                  Transfer Agent                                                                   40
                  Custodian                                                                        40
                  Portfolio Accounting                                                             40
                  Expenses                                                                         41

         5.  Portfolio Transactions                                                                41

         6.  Additional Purchase and Redemption Information                                        43
                  General                                                                          43
                  Exchanges                                                                        43
                  Redemptions                                                                      44

         7.  Taxation                                                                              44


                                                 TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----


         8.  Additional Information About the Trust and the Shareholders of the Portfolios           45
                  Counsel and Auditors                                                               45
                  General Information                                                                45
                  Shareholdings                                                                      46
                  Financial Statements                                                               46
                  Registration Statement                                                             46


         Appendix A - Investments, Strategies and Risk Considerations                               A-1

         Appendix B - Description of Securities Ratings                                             B-1


                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Portfolios, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On August 4, 1997, the Trust changed its name back to "Norwest Advantage Funds." The Portfolios currently offer one class of shares: Class C shares.

Each Portfolio's investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank").
Norwest Bank, a subsidiary of Norwest Corporation, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, Limited Liability Company ("FAS") serves as each Portfolio's administrator.

As used in this SAI, the following terms shall have the meanings listed:

         "Adviser" or "Investment Adviser" shall mean Norwest.

         "Board" shall mean the Board of Trustees of the Trust.

         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Custodian" shall mean Norwest acting in its capacity as custodian of a Portfolio.

         "FAS" shall mean Forum Administrative Services, LLC, the Trust's administrator.


         "Fitch" shall mean Fitch  IBCA, Inc.


         "Forum" shall mean Forum Financial Services, Inc., a registered broker-dealer and distributor of the Trust's shares.

         "Forum Accounting" shall mean Forum Accounting Services, LLC, the Trust's accountant.

         "Portfolio" shall mean each of the three separate series of the Trust to which this Statement of Additional Information relates as identified on the cover page.

         "Moody's" shall mean Moody's Investors Service.

         "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

         "NRSRO" shall mean a nationally recognized statistical rating organization.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's.

         "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

         "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Portfolio.

         "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

         "Underlying Funds" means the affiliated and non-affiliated open-end, management investment companies or series in which the Portfolios invest.

         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in each Prospectus concerning each Portfolio's investments, investment techniques and strategies and the risks associated therewith. No Portfolio may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Portfolio. Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds. Accordingly, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. Therefore, although the following discusses the investment policies of the Portfolios, it applies equally to the Underlying Funds.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Portfolios may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Portfolio (neither event requiring sale of such security by a Portfolio), Norwest will determine whether the Portfolio should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Portfolio may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may not be as actively traded as rated securities. A Portfolio may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Portfolio.

To limit credit risks, certain Portfolios may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Portfolios may invest in U.S. Government Securities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Portfolio will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Portfolio's investment policies.

BANK OBLIGATIONS

Each Portfolio may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Investment Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Portfolios may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Portfolio may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Portfolio.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Each Portfolio may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Portfolios also may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit Portfolio on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit Portfolio. A Portfolio will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Portfolio accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Portfolio and must be distributed to its shareholders. The Portfolios distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently, U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities.

MUNICIPAL SECURITIES

Municipal securities are issued by the States, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the States, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized according to:
(1) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations, (2) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and (3) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Portfolios may acquire "puts" with respect to municipal securities. A put gives the Portfolio the right to sell the municipal security at a specified price at any time on or before a specified date. The Portfolios may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Portfolio upon its exercise of a "put" is normally: (1) the Portfolio's acquisition cost of the municipal securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Portfolios to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Portfolio's assets at a rate of return more favorable than that of the underlying security. The Portfolios expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Portfolios intend to enter into puts only with dealers, banks and broker-dealers which, in Norwest's opinion, present minimal credit risks.

The Portfolios may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Portfolio pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. A Portfolio acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Portfolios' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Portfolio are valued at zero in determining net asset value. When a Portfolio pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Portfolios invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Portfolio may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Portfolio's, yield.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Portfolio to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Portfolio is not entitled to exercise any demand rights it may have. A Portfolio could, for this or other reasons, suffer a loss with respect to an instrument. The Portfolios' Investment Adviser monitors the liquidity of the Portfolios' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Portfolios may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolios' investment quality requirements.

Variable rate obligations purchased by the Portfolios may include participation interests in variable rate obligations purchased by the Portfolios from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Portfolios can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Portfolio's participation interest in the instrument, plus accrued interest, but will do so only: (1) as required to provide liquidity to a Portfolio; (2) to maintain a high quality investment portfolio; or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Portfolios will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Portfolios from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Each Portfolio's investment adviser monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Portfolio on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Portfolio might be entitled to less than the initial principal amount of the security upon the security's maturity. The Portfolios intend to purchase such securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Portfolio may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Portfolio will be able to limit principal fluctuations and, accordingly, a Portfolio may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Portfolio may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Portfolio may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Portfolio may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Portfolios may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Portfolio expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

A Portfolio may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Portfolios believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized. Accordingly, those instruments are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

COVERED CALLS AND HEDGING

The Portfolios may write covered calls on up to 100% of their total assets or may employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of its securities, to permit the it to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures.

When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which a Portfolio will normally purchase and then terminate the hedging position), a Portfolio would:
(1) purchase Stock Index Futures or (2) purchase calls on such Futures or on securities. The Portfolios' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Portfolios' activities in the underlying cash market.

WRITING COVERED CALL OPTIONS. A Portfolio may write (I.E., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (I.E., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

A Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Portfolio will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio's hedging policies.

PURCHASING CALLS AND PUTS. A Portfolio may purchase put options ("puts") which relate to: (1) securities held by it, (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (3) broadly-based stock indices. A Portfolio may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Portfolio may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by a Portfolio would not exceed 5% of the Portfolio's total assets.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When a Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future a Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Portfolio permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When a Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio's delivery of the underlying investment.

STOCK INDEX FUTURES. A Portfolio may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the futures contract is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Portfolio buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. A Portfolio's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. The OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

A Portfolio's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise by a Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. A Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Except as permitted by the CFTC Rule, no Portfolio will, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets. Under the CFTC Rule also, a Portfolio must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid assets in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

LIMITS ON USE OF HEDGING INSTRUMENTS. Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, each Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts held for less than three months; and (5) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, a Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where a Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If a Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Portfolio then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

Additionally, each Portfolio may: (1) purchase or sell (write) put and call options on securities to enhance the Portfolio's performance and (2) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Portfolios currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Portfolio. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Portfolio invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, a Portfolio will not use leverage in its option income and hedging strategies. In the case of transactions entered into as a hedge, a Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Portfolio will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Portfolios will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount.

Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Portfolio may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Portfolio may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Portfolio will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option.
Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Portfolios.

Upon selling an option, a Portfolio receives a premium from the purchaser of the option. Upon purchasing an option the Portfolio pays a premium to the seller of the option. The amount of premium received or paid by the Portfolio is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Portfolios may purchase call options on debt securities that Norwest intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Portfolio may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Portfolios may purchase and write put and call options on fixed income or equity security indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies --Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Portfolio may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Portfolio wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Portfolio. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Portfolio would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Portfolio may result in material losses to the Portfolio.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Portfolio may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Portfolio may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Portfolio may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Portfolio may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Portfolio's foreign securities holdings. A Portfolio may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Portfolio against such increase. A Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Portfolio may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Portfolio is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

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

         (1) Successful use by a Portfolio of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Portfolio will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a

Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Portfolio may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Portfolio may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Portfolio will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section a Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis and will not do so with respect to a Portfolio if, as a result, a Portfolio will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Portfolio into the currency. The Portfolio may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Portfolio engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Portfolio will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Portfolios that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Portfolios that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs`are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Portfolio will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

HIGH YIELD/JUNK BONDS

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Portfolio may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Investment Adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Portfolio's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Investment Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, the Investment Adviser may be forced to sell the Portfolio's higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of the Portfolios, pursuant to guidelines approved by the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Adviser monitors the liquidity of the securities held by each Portfolio and reports periodically on such decisions to the Board.

In connection with a Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board, the Investment Adviser may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Adviser. The terms of a Portfolio's loans must meet certain tests under the Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts not expected to exceed five (5) percent of the value of any Portfolio's assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed Portfolios (or on the assets that were retained rather than sold to meet the needs for which Portfolios were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Portfolio may purchase securities for investment while any borrowing equaling five percent or more of the Portfolio's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Portfolio's total assets. A Portfolio's use of borrowed proceeds to make investments would subject the Portfolio to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Portfolios may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Portfolios may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to a Portfolio through the investment technique is used to make additional portfolio investments. The Portfolios use these investment techniques only when Norwest believes that the leveraging and the returns available to the Portfolio from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Portfolio achieves the right to a return on a capital base that exceeds the investment the Portfolio has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio. Leverage may involve the creation of a liability that requires the Portfolio to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Portfolio's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set and maintain in a segregated account cash, U.S. Government Securities and liquid securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Portfolio's commitments include the Portfolio's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

MARGIN AND SHORT SALES

Prohibitions on entering short sales do not restrict a Portfolio's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Portfolio will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued and delayed delivery transactions enables the Portfolio to hedge against anticipated changes in interest rates and prices. If the Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Portfolio might be required to complete when-issued or delayed delivery transactions at prices inferior to the current market values. Securities purchased pursuant to when-issued and delayed delivery transactions may be sold prior to the settlement date, but a Portfolio enters into when-issued and delayed delivery transactions only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. For purposes of the Portfolios' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase.

REPURCHASE AGREEMENTS

The Portfolios may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, a Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements.

Securities subject to repurchase agreements will be held by the Portfolio's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Portfolio for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Portfolio, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest without limit in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and
(5) money market mutual funds.

2.       INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental  investment  policies of each
Portfolio: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Portfolio may rely and
(2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Portfolio may rely.

Each Portfolio has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is Fundamental, the Portfolio has not adopted any Fundamental policies except as required by the 1940 Act.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A Fundamental policy of a Portfolio cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% of the shares of the Portfolio present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present or represented.

FUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following investment limitations that are fundamental policies.

(1)      DIVERSIFICATION

                  No Portfolio may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

2.       INDUSTRY CONCENTRATION

                  No Portfolio may purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

                  For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.       BORROWING

                  No Portfolio may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Portfolio's total assets.

4.       REAL ESTATE

                  No Portfolio may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.       LENDING

                  No Portfolio may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

                  No Portfolio may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Portfolio's total assets.

6.       COMMODITIES

                  No Portfolio may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       UNDERWRITING

                  No Portfolio may underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Portfolio's assets, the Portfolio may be deemed to be an underwriter.

8.       SENIOR SECURITIES

                  No Portfolio may issue senior securities except to the extent permitted by the 1940 Act.

NONFUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following investment limitations which are not fundamental policies of the Portfolio. A nonfundamental policy will not be used to defeat a fundamental limitation of a Portfolio. These nonfundamental policies may be changed by the Board.

1.       BORROWING

                  For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities);
                  (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions").

2.       LIQUIDITY

                  No Portfolio may invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

3.       EXERCISING CONTROL OF ISSUERS

                  No Portfolio may make investments for the purpose of exercising control of an issuer. Investments by a Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.
4.       OTHER INVESTMENT COMPANIES

                  No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.       SHORT SALES AND PURCHASING ON MARGIN

                  Under normal circumstances, no Portfolio may sell securities short, provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  No Portfolio may purchase securities on margin, except that a Portfolio may use short-term credit for the clearance of the Portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6.       OPTIONS, WARRANTS AND FUTURES CONTRACTS

                  No Portfolio may invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

                  No Portfolio: (1) will hedge more than [50%] of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will buy futures contracts or write put options whose underlying value exceeds [25%] of the Portfolio's total assets; and (3) will buy call options with a value exceeding [5%] of the Portfolio's total assets.

3.       PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Portfolios is historical and is not intended to indicate future returns. Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

In performance advertising, the Portfolios may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Portfolio Tracking Companies"). The Portfolios may also compare any of their performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley-Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolios may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Portfolios may also refer in such materials to mutual Portfolio performance rankings and other data published by Portfolio Tracking

Companies. Performance advertising may also refer to discussions of the Portfolios' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Portfolio's performance, investors should be aware that each Portfolio's yield fluctuates from day to day and that the Portfolio's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Portfolio fees in connection with an investment in a Portfolio, which will have the effect of reducing the Portfolio's net yield to those shareholders. The yields of a Portfolio are not fixed or guaranteed, and an investment in a Portfolio is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Portfolio with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Portfolio's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

FIXED INCOME AND EQUITY PORTFOLIOS


Standardized yields for the Portfolios used in advertising are computed by dividing a Portfolio's dividends and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.


Income calculated for the purpose of determining each Portfolio's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distribution the Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Portfolio. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P =  a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return n = number of years
                  ERV  = ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period


Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:

       P(1+U)n = ERV

Where    P = a hypothetical initial payment of $1,000.
         U = average annual total return assuming non payment of the maximum sales load at the beginning of the stated period.
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period


In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return
                  The other definitions are the same as in average annual total return above

OTHER ADVERTISEMENT MATTERS

The Portfolios may advertise other forms of performance. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Portfolio's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Portfolios may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual Portfolios that may be employed by an investor to meet specific financial goals, such as fund retirement, paying for children's education and financially supporting aging parents; (3) information

(including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the  annual  rates  of  inflation  were 4%,  5%,  6% and 7%,  respectively;  (5)
information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Portfolios' portfolio managers and the portfolio management staff of the Investment Adviser or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Portfolio over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Portfolio or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Portfolio as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Portfolio's performance.

The Portfolios may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Portfolio at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Portfolio the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81

In connection with its advertisements each Portfolio may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Portfolio's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

4.       MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees and officers of the Trust and their principal occupations during the past five years and age as of April 1, 1998 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


John Y. Keffer, Chairman and President,* Age 54.


     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.


Robert C. Brown, Trustee,* Age 65.

     Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.


John S. McCune,* Trustee, Age 46.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.


Timothy J. Penny, Trustee, Age 45.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

Sara M. Clark, Vice President and  Treasurer, Age 33.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.



David I. Goldstein, Vice President and Secretary, Age 35.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.


Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.


     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

 Pamela J. Wheaton, Assistant Treasurer, Age 38.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

     Senior Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.


Don L. Evans, Assistant Secretary, Age 49.


     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

 Edward C. Lawrence, Assistant Secretary, Age  28.

     Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.


COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1997, which was the fiscal year end of all of the Trust's portfolios.

                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS
                                                       --------------             ------------

         Mr. Brown                                       $30,942                    $31,000
         Mr. Burkhardt                                   $36,932                    $37,000
         Mr. Harris                                      $30,942                    $31,000
         Mr. Leach                                       $30,942                    $31,000
         Mr. Penny                                       $30,942                    $31,000
         Mr. Willeke                                     $30,942                    $31,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1997 total expenses of the Trustees (other than Mr. Keffer) was $22,804 and total expenses of the trustees of Norwest Select Funds was $46.

As of April 1, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Portfolios.

INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for each Portfolio is based on the average daily net assets of the Portfolio at the annual rate disclosed in the Portfolio's prospectus.

All investment advisory fees are accrued daily and paid monthly. Norwest, the investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Portfolios, the investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. The Investment Advisory Agreement between each Portfolio and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio to the Adviser or
(2) by the Adviser on 60 days' written notice to the Trust. The Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreement also provides that, with respect to the Portfolios, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreement provides that Norwest may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Portfolio except those which are the responsibility of FAS, Norwest, any other investment adviser or investment subadviser to a Portfolio, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Portfolio, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Portfolio,  Forum:  (1) oversees
(a) the preparation and maintenance by the Adviser and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and Portfolio accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law;
(b) the reconciliation of account information and balances among the Adviser and the Trust's custodian, transfer agent, dividend disbursing agent and Portfolio accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Adviser of available funds for investment; and (e) the performance of Portfolio accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and Portfolio accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Adviser and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Portfolio shares, to ensure that such shares are properly and duly registered with the SEC and that appropriate action has been taken under applicable state law; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Portfolio by vote of that Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAS manages all aspects of the Trust's operations with respect to each Portfolio except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Portfolio, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Portfolio, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Portfolio, FAS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Adviser in monitoring Portfolio holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Adviser, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board;
(6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and other applicable securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Portfolio as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Portfolio by vote of that Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAS's Administration Agreement, respectively. Forum and FAS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAS pursuant to their Management and Administration Agreements with the Trust.


 The Administration Agreement became effective on June 1, 1997.


DISTRIBUTION

Forum also acts as distributor of the shares of each Portfolio. Forum acts as the agent of the Trust in connection with the offering of shares of the Portfolios on a "best efforts" basis pursuant to a Distribution Services Agreement. Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Portfolio's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Portfolio, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Portfolio for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Portfolio or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Portfolio, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Portfolio's shareholders or, with respect to each class of a Portfolio for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.


Under the Distribution Services Agreement, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of C Shares of the Portfolios. With respect to C Shares of each Portfolio,

Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes monthly payments to Forum under the Distribution Services Agreement of a distribution services fee, at an annual rate of up to 0.75% of the average daily net assets of the Portfolio attributable to the C Shares.


The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolios and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that, with respect to each class of each Portfolio to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes. TRANSFER AGENT


Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Portfolio may be effected and certain other matters pertaining to the Portfolios; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Portfolio, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to each class of the Portfolio.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Portfolio's custodian (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Portfolio investments. The fee is computed and paid monthly, based on the average daily net assets of the Portfolios, the number of portfolio transactions of the Portfolios and the number of securities in each Portfolio's portfolio.

Pursuant to rules adopted under the 1940 Act, a Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Portfolio assets. The Custodian employs qualified foreign subcustodians to provide custody of the Portfolios foreign assets in accordance with applicable regulations.

PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of Forum, performs portfolio accounting services for each Portfolio pursuant to a Portfolio Accounting Agreement with the Trust. The Portfolio Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Portfolio Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Portfolio Accounting Agreement.


Under the Portfolio Accounting Agreement, Forum Accounting prepares and maintains books and records of each Portfolio on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Portfolio (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, Forum Accounting receives from the Trust with respect to each Portfolio a fee of $1,000 per month plus for each additional class of the Portfolio above one $1,000 per month. In addition, Forum Accounting is paid additional surcharges for each of the following: (1) Portfolios with asset levels exceeding $100 million - $500/month, Portfolios with asset levels exceeding $250 million - $1000/month, Portfolios with asset levels exceeding $500 million - $1,500/month, Portfolios with asset levels exceeding $1,000 million - $2,000/month (2) Portfolios requiring international custody - $1,000/month, (3) Portfolios with more than 30 international positions - $1,000/month (4) Portfolios with more than 25% of net assets invested in asset backed securities - $1,000/month, (5) Portfolios with more than 50% of net assets invested in asset backed securities - $2,000/month, (6) Portfolios with more than 100 security positions - $1,000/month; and (7) Portfolios with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.


Forum Accounting is required to use its best judgment and efforts in rendering Portfolio accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its Portfolio accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless Forum Accounting, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (9) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (10) costs of corporate meetings; (11) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (12) state securities law registration fees and related expenses; (13) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (14) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

5.       PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolios usually are principal transactions. Debt instruments and shares of open-end investment companies are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. The Portfolios will not invest in an Underlying Fund if the investment would be subject to a sales charge. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of each Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.
In all cases the Portfolios will attempt to negotiate best execution.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Investment Adviser to employ its affiliates to effect securities transactions of the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Portfolio's policy that commissions paid to Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of the Adviser by the Portfolios satisfy the foregoing standards.

No Portfolio has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of the Investment Adviser, and will not direct brokerage to the affiliate of an Investment Adviser in recognition of research services. The practice of placing orders with NISI is consistent with each Portfolio's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

From time to time, a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

The Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Investment Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Portfolio: (1) to the Portfolio or (2) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Adviser in connection with services to clients other than the Portfolios, and not all such services may be used by the Investment Adviser in connection with the Portfolios. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, the Investment Adviser may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Investment Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Portfolio and other client accounts managed by the Investment Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Portfolio must be desired from the sale of securities held by the Portfolio for less than three months. (See "Taxation.") Portfolio turnover rates are set forth under "Financial Highlight's" in the Portfolios Prospectus.

6.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of all Portfolios are sold on a continuous basis by the distributor.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Shares making an exchange will be subject to the applicable sales charge of any Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (E.G., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Portfolio's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Portfolio. The Portfolios have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Other Information - Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

7.       TAXATION

Each Portfolio intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by such Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that a Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Portfolio has unrealized gains with respect to the other position in such straddle; (2) a Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income and ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Portfolio's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Portfolio to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Portfolio may be forced to sell other portfolio securities.

8.   ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS
     OF THE PORTFOLIOS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, serve as the independent auditors for the Trust.

OWNERSHIP OF PORTFOLIO SHARES

As of March 2, 1998, the following persons owned of record 5% or more of the outstanding shares of a Portfolio:

                                                                         SHARE BALANCE         % OF      % OF FUND
                               NAME AND ADDRESS                                                CLASS
                               ----------------   `                      -------------         -----     ---------
WEALTHBUILDER II
GROWTH PORTFOLIO               Norwest Investment Services Inc.                 17,247.953        5.74%       5.74%
                               FBO 731508561
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services Inc.                 57,398.038       19.09%      19.09%
                               FBO 730742961
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services Inc.                 16,975.508        5.65%       5.65%
                               FBO 016650171
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services Inc.                 16,377.649        5.45%       5.45%
                               FBO 021455891
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162





WEALTHBUILDER II GROWTH AND
INCOME PORTFOLIO               Norwest Investment Services Inc.                 19,483.137        5.15%       5.15%
                               FBO 010262691
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services Inc.                 47,801.147       12.65%      12.65%
                               FBO 704370411
                               Northstar Building East- 8th Floor
                               608 2nd Ave S,
                               Minneapolis  MN  55479-0162
WEALTHBUILDER II GROWTH
BALANCED PORTFOLIO             Norwest Investment Services, Inc.                34,670.474        7.09%       7.09%
                               FBO 103873061
                               Northstar Building East - 8th Fl.
                               608 Second Avenue South
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services, Inc.                24,606.299        5.03%       5.03%
                               FBO 703706631
                               Northstar Building East - 8th Fl.
                               608 Second Avenue South
                               Minneapolis  MN  55479-0162

                               Norwest Investment Services, Inc.                47,755.492        9.76%       9.76%
                               FBO 103686601
                               Northstar Building East - 8th Fl.
                               608 Second Avenue South
                               Minneapolis  MN  55479-0162


GENERAL INFORMATION

The Trust is divided into thirty-nine separate series representing shares of the Trust Portfolios. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing Portfolios; however, the Trust currently issues and operates the various Portfolios, separate classes of shares under the provisions of 1940 Act.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Advantage Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Portfolio whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Portfolio to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

 FINANCIAL STATEMENTS


The fiscal year end of the Portfolios is May 31. Financial statements for each Portfolio's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Portfolio.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                                   APPENDIX A

                 INVESTMENTS, STRATEGIES AND RISK CONSIDERATIONS


Each of the Portfolios may invest in certain Underlying Funds which may have investment objectives or investment policies which allow the Underlying Funds to invest in one or more of the following types of investments:

COMMON STOCKS, WARRANTS AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Portfolio's entire investment therein).

CONVERTIBLE SECURITIES

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS"), and Liquid Yield Option Notes ("LYONS"). Equity-Linked

Securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

ADRS AND EDRS

A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

The term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Portfolio may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Portfolios may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on
Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolios may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER

The corporate debt securities in which a Portfolio may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

A Portfolio may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay Portfolios deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

PARTICIPATION INTERESTS

A Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in a loan or security in the proportion that the Portfolio's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days notice, for all or a part of the Portfolio's participation interest.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

A Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933
("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. An
institutional   market  has  developed  for  certain
securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Underlying Fund's investment adviser may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed Portfolios (or on the assets that were retained rather than sold to meet the needs for which Portfolios were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings.

PURCHASING SECURITIES ON MARGIN

When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Portfolio's purchase of securities on margin is subject to the limitations and risks described in "Borrowing" above. In addition, if the value of the securities purchased on margin decreases such that the Portfolio's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Portfolio will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions and may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Fund's commitments may include: (1) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor; and (2) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Portfolio's portfolio being 100 percent leveraged.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS. A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including "dollar roll" transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security.

SECURITIES LENDING. A Portfolio may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans.

REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Portfolio. A Portfolio will use the proceeds of reverse repurchase agreements to Fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Portfolio makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or a missed opportunity to make an alternative investment. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If the Underlying Funds were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund.

When-issued securities and forward commitments may be sold prior to the settlement date. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Portfolios net asset value per share.

DOLLAR ROLL TRANSACTIONS. A Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which a Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities.

SWAP AGREEMENTS

To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

MUNICIPAL SECURITIES

The municipal securities in which the Portfolios may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve Fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.

PARTICIPATION INTERESTS. The Portfolios may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Funds will obtain appropriate assurances that the interest earned by the Funds from the obligations in which it holds participation interests is exempt from federal and, in the case of state tax-free Funds, applicable state income tax.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Portfolio pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Portfolio the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its Funds at more favorable rates. The Portfolios may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

SHORT SALES

Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and to make short sales of securities which they does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Portfolio's ability to enter into short sales transactions is limited by certain tax requirements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types of mortgages. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged, however, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages.

Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMCs national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Portfolio will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Portfolio's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if Fund shares were sold before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide Portfolios to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class).

ASSET-BACKED SECURITIES

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Portfolio may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No Portfolio intends to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. A Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Norwest fails to predict currency values correctly.

FUTURES CONTRACTS AND OPTIONS

A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Portfolio's obligation under the option. Certain futures strategies employed by a Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Portfolio may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Portfolio's total assets.

RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on Investment
Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. Except for the futures contracts strategies of a Portfolio used for making temporary allocations among bonds and stocks, the Portfolios have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Certain Underlying Portfolios may purchase a call or put only if, after such purchase, the value of all put and call options held by the Underlying Portfolio would not exceed 5% of its total assets. No Portfolio may sell a put option if the exercise value of all put options written by the Portfolio would exceed 50 percent of the Portfolio's total assets or sell a call option if the exercise value of all call options written by the Portfolio would exceed the value of the Portfolio's assets. In addition, the current market value of all open futures positions held by a Portfolio will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS


MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)


MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH  IBCA, INC. ("FITCH")


Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking Portfolio payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.


FITCH IBCA, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on Portfolios employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


FITCH  IBCA, INC.


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE PORTFOLIOS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                     PART C
                                OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS.

Included in the Prospectus:

         Financial Highlights.

Included in the Statement of Additional Information:

         For all Funds (A Shares, B Shares and I Shares) for which a Prospectus is contained in this amendment to the Registration Statement:

         Audited financial statements for the fiscal year ended May 31, 1997 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Auditors.

         Unaudited financial statements for the six months ended November 30, 1997 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights and Portfolio of Investments.

 (B)     EXHIBITS.

NOTE: "*" INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE. ALL REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-9645.

(1)* Trust Instrument of Registrant as now in effect (filed as Exhibit 1 to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(2)* By-Laws of Registrant as now in effect (filed as Exhibit 2 to PEA No. 35 via EDGAR on March 8, 1996, accession number
         0000912057-96-004243).

(3)      Not Applicable.

(4)* Specimen Certificate for shares of beneficial interest of each class of each portfolio of Registrant. Except for the names of the classes of shares and CUSIP numbers. The certificate of each class of each portfolio of Registrant is substantially the same as the specimen certificate, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 4 to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(5) (a)* Form of Investment Advisory Agreement between Registrant and Norwest Investment Management, Inc. relating to Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Short Maturity Government Bond Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced Fund, Index Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund, International Fund, Norwest WealthBuilder II High Growth Portfolio, Norwest

          WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Balanced Portfolio, Performa Smith Disciplined Growth Fund, Performa Smith Small Cap Value Fund, Performa Large Cap Value Fund, Performa Galliard Strategic Value Bond Fund and Performa Schroder Global Growth Fund. Except for the names of each series of the Registrant, the Investment Advisory Agreement of each series of Registrant is substantially the same as the Investment Advisory Agreement, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 5(a) to PEA No. 43 via EDGAR on July 16, 1997, accession number 0000912057-97-024361).

     (b)* Investment Sub-Advisory Agreement between Registrant and Crestone Capital Management, Inc. relating to Small Company Stock Fund (filed as Exhibit 5(c) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

     (c)* Investment Sub-Advisory Agreement between Registrant and Schroder Capital Management International Inc. relating to the Diversified Equity Fund, Growth Equity Fund, International Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund (filed as
          Exhibit 5(d) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).


     (e)* Form of Investment Sub-Advisory Agreement between Registrant and Galliard Capital Management International Inc. relating to the Stable Income Fund (filed as Exhibit 5(e) to PEA No. 43 via EDGAR on July 16, 1997, accession number 0000912057-97-024361).

     (f)* Form of Investment Sub-Advisory Agreement between Registrant and Peregrine Capital Management International Inc. relating to the Small Company Growth Fund and Large Company Growth Fund (filed as Exhibit
          5(f) to PEA No. 43 via EDGAR on July 16, 1997, accession number 0000912057-97-024361).

     (g)* Form of Investment Sub-Advisory Agreement between Registrant and United Capital Management relating to Total Return Bond Fund and Contrarian Stock Fund (filed as Exhibit 5(g) to PEA No. 43 via EDGAR on July 16, 1997, accession number 0000912057-97-024361).

          (h)* Form of Investment Sub-Advisory Agreement between Registrant and Galliard Capital Management International Inc. relating to Performa Galliard Strategic Value Bond Fund (filed as Exhibit 5(c) to PEA No. 35 via EDGAR on March 8, 1997, accession number 0000912057-96-004243).

     (i)* Form of Investment Sub-Advisory Agreement between Registrant and Smith Asset Management Group, LP relating to Performa Smith Disciplined Growth Fund and Performa Smith Small Cap Value Fund (filed as Exhibit 5(i) to PEA No. 46 via EDGAR on September 30, 1997, accession number 00000912057-97-032214).

(6)*      Distribution   Agreement   between   Registrant  and  Forum  Financial
          Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 6 to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(7)       Not Applicable.

(8) (a)* Custodian Agreement between Registrant and Norwest Bank Minnesota, N.A. dated August 1, 1993 as amended November 11, 1994 (filed as
          Exhibit 8(a) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

     (b)* Transfer Agency Agreement to be between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 8(b) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(9) (a)* Management Agreement between Registrant and Forum Financial Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 9(a) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

     (b)* Fund Accounting Agreement between Registrant and Forum Financial Corp. (filed as Exhibit 9(b) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

     (c)* Administration Services Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to International Fund (filed as Exhibit 9(c) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(10) (a)* Opinion of Seward & Kissel (filed on December 31, 1986 as Exhibit 10(a) of PreEA 2).

     (b)* Opinion of Seward & Kissel (filed as Exhibit 10(a) to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(11) (a)  Consent  of  KPMG  Peat  Marwick  LLP,   independent  auditors  (filed
          herewith).

(11) (b)  Not applicable.

(12)     Not Applicable.

(13)* Investment representation letter of John Y. Keffer as initial purchaser of shares of stock of Registrant (filed on December 31, 1986 as Exhibit 13 of PreEA 2).

(14)*    Individual Retirement Account materials (filed on April 22, 1994 as
         Exhibit 14 to PEA 24).

(15)* Rule 12b-1 Plan adopted by Registrant with respect to the Income Fund, Tax-Free Income Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Adjustable U.S. Government Reserve Fund, Colorado Tax-Free Fund, Income Stock Fund, Arizona Tax-Free Fund, Contrarian Stock Fund, Small Company Stock Fund, Government Income Fund, Total Return Bond Fund, Stable Income Fund, Income Equity Fund, Diversified Equity Fund, Intermediate U.S. Government Fund, Growth Equity Fund and Exchange Shares of Ready
         Cash Investment Fund (filed as Exhibit 15 to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(16) Schedule for Computation of each Performance Quotation provided in the Registration Statement in response to Item 22 (filed herewith).

(17)* Financial Data Schedule (filed as Exhibit 17 to PEA No. 46 via EDGAR on September 30, 1997, accession number 00000912057-97-032214).

(18)* Multiclass (Rule 18f-3) Plan adopted by Registrant (filed as Exhibit 18 to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

OTHER EXHIBITS

(A)* Power of Attorney of James C. Harris, Trustee of Registrant (filed as Other Exhibit A to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(B)* Power of Attorney of Richard M. Leach, Trustee of Registrant (filed as Other Exhibit B to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(C)* Power of Attorney of Robert C. Brown, Trustee of Registrant (filed as Other Exhibit C to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(D)* Power of Attorney of Donald H. Burkhardt, Trustee of Registrant (filed as Other Exhibit D to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(E)* Power of Attorney of John Y. Keffer, Trustee of Registrant (filed as Other Exhibit E to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(F)* Power of Attorney of Donald C. Willeke, Trustee of Registrant (filed as Other Exhibit F to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(G)* Power of Attorney of Timothy J. Penny, Trustee of Registrant (filed as Other Exhibit G to PEA No. 35 via EDGAR on March 8, 1996, accession number 0000912057-96-004243).

(H)* Power of Attorney of John S. McCune, Trustee of Registrant (filed as Other Exhibit H to PEA No. 46 via EDGAR on September 30, 1997, accession number 00000912057-97-032214).


ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF MARCH 2, 1998.

                                                                    NUMBER OF
TITLE OF CLASS OF UNIT OF BENEFICIAL INTEREST                     RECORD HOLDERS
---------------------------------------------                     --------------
CASH INVESTMENT FUND  73

U.S. GOVERNMENT FUND  33

TREASURY FUND                                                                 30

MUNICIPAL MONEY MARKET FUND
         Investor Shares                                                      20
         Institutional Shares                                                 17

READY CASH INVESTMENT FUND
         Investor Shares                                                     192
         Exchange Class                                                       19

INCOME FUND
         A Shares 382
         B Shares                                                            302
         I Shares                                                          3,021

TOTAL RETURN BOND FUND
         A Shares 110
         B Shares                                                            208
         I Shares                                                            350

LIMITED TERM TAX-FREE FUND
         I Shares                                                            348

COLORADO TAX-FREE FUND
         A Shares 462
         B Shares                                                            197
         I Shares                                                            350

MINNESOTA TAX-FREE FUND
         A Shares 546
         B Shares                                                            405
         I Shares                                                            176

MINNESOTA INTERMEDIATE TAX-FREE FUND
         I Shares                                                          1,375

TAX-FREE INCOME FUND
         A Shares 645
         B Shares                                                            271
         I Shares                                                          1,391

VALUGROWTH STOCK FUND
         A Shares 1,682
         B Shares                                                            787
         I Shares                                                             47

CONTRARIAN STOCK FUND
         A Shares 0
         B Shares                                                              0
         I Shares                                                             52

SMALL COMPANY STOCK FUND
         A Shares 780
         B Shares                                                            710
         I Shares                                                            232

DIVERSIFIED EQUITY FUND
         A Shares 3,203
         B Shares                                                          4,935
         I Shares                                                            827

GROWTH EQUITY FUND
         A Shares 1,195
         B Shares                                                          1,576
         I Shares                                                            760

LARGE COMPANY GROWTH FUND
         I Shares                                                            316

SMALL COMPANY GROWTH FUND
         I Shares                                                            125

DIVERSIFIED SMALL CAP FUND
         I Shares                                                              3

SMALL CAP OPPORTUNITIES FUND
         A Shares 576
         B Shares                                                            581
         I Shares                                                            206

INTERNATIONAL FUND
         A Shares 271
         B Shares                                                            255
         I Shares                                                            198

INCOME EQUITY FUND
         A Shares 3,626
         B Shares                                                          3,838
         I Shares                                                            423

INDEX FUND
         I Shares                                                            459

STRATEGIC INCOME FUND
         I Shares                                                            170

MODERATE BALANCED FUND
         I Shares                                                            433

GROWTH BALANCED FUND
         I Shares                                                            548

AGGRESSIVE BALANCED-EQUITY FUND
         I Shares                                                              6

LIMITED TERM GOVERNMENT INCOME FUND
         I Shares                                                          1,354

INTERMEDIATE GOVERNMENT INCOME FUND
         A Shares 542
         B Shares                                                            449
         I Shares                                                            100

DIVERSIFIED BOND FUND
         I Shares                                                            143

STABLE INCOME FUND
         A Shares 98
         B Shares                                                             65
         I Shares                                                            309

ITEM 27.   INDEMNIFICATION.

The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of
Section 10.02 of Registrant's Trust Instrument contained in this Registration Statement as Exhibit 1 and incorporated herein by reference.

Registrant's Investment Advisory Agreements, Investment Subadvisory Agreements, Management and Distribution Agreements and Distribution Services Agreements provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the
Management Agreement and Transfer Agency and Fund Accounting Agreement. Registrant's principal underwriter is also provided with indemnification against various liabilities and expenses under the Management and Distribution Agreements and Distribution Services Agreements between Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under those agreements. Registrant's transfer agent and fund accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under the Transfer Agency and Fund Accounting Agreements between Registrant and the transfer agent and fund accountant; provided, however, that in no event shall the transfer agent, fund accountant or such persons be indemnified against any liability or expense that is the direct result of willful misfeasance, bad faith or gross negligence by the transfer agent or such persons.

The preceding paragraph is modified in its entirety by the provisions of the Investment Advisory Agreements, Investment SubAdvisory Agreements, Management
and Distribution Agreements, Distribution Services Agreements, Management Agreements, Transfer Agency Agreement and Fund Accounting Agreement of Registrant filed as Exhibits 5, 6, and 9 to Registrant's Registration Statement and incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

NORWEST INVESTMENT MANAGEMENT, INC.

The description of Norwest Investment Management, Inc., under the caption "Management -- Advisor" or Management of the Funds -- Norwest Investment Management" in each Prospectus and under the caption "Management -- Adviser" or "Management -Investment Advisory Services -- Norwest Investment Management" in each Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The following are the directors and principal executive officers of NIM, including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A. ("Norwest Bank"), which is the parent of NIM, is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, MN 55479.

         P. Jay Kiedrowski, Chairman, Chief Executive Officer and President, has been affiliated with NIM since 1989. Mr. Kiedrowski is also Executive Vice President of Norwest Bank Minnesota, N.A., and has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates since August, 1987.

         James W. Paulsen, Chief Investment Officer, has served in this capacity since January, 1997.

         Stephen P. Gianoli, Senior Vice President and Chief Executive Officer has been affiliated with NIM in various capacities since 1986.

         David S. Lunt, Vice President and Senior Portfolio Manager has been affiliated with NIM since 1997.

         Richard C. Villars, Vice President and Senior Portfolio Manager has been affiliated with NIM since 1997.

         Lee K. Chase, Vice President, has been affiliated with NIM since 1997.

         Andrew Owen, Vice President, has been affiliated with NIM since 1997.

         Eileen A. Kuhry, Investment Compliance Specialist, has been affiliated with NIM since 1997.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

The description of Schroder Capital Management International Inc. ("Schroder") under the caption "Management of the Funds -- Investment Advisory Services -- Schroder Capital Management International Inc." in the Prospectus and "Management -- Investment Advisory Services" in the Statement of Additional Information relating to International Fund, Diversified Equity Fund, Growth Equity Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Schroder, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services international clients located principally in the United States.

          David M. Salisbury. Chief Executive Officer, Director and Chairman of SCMI; Joint Chief Executive and Director of Schroder Ltd.

          Richard R. Foulkes. Deputy Chairman/Executive Vice President of SCMI. Mr. Foulkes is also a Director of Schroder Ltd.

          John A. Troiano. Chief Executive and Director of SCMI. Mr. Troiano is also a Director of Schroder Ltd.

          David Gibson. Senior Vice President and Director of SCMI. Director of Schroder Capital Management and Senior Vice President of Schroder Ltd.

          John S. Ager. Senior Vice President and Director of SCMI. Mr. Ager is also a Director of Schroder Ltd.

          Sharon L. Haugh. Executive Vice President and Director of SCMI, Director and Chairman of Schroder Advisors Inc., and Director of Schroder Ltd.

          Gavin D. L. Ralston. Senior Vice President and Managing Director of SCMI; Director of Schroder Ltd.

          Mark J. Smith. Senior Vice President and Director of SCMI. Mr. Smith is also Director of Schroder Ltd.

          Robert G. Davy. Senior Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

          Jane P. Lucas. Senior Vice President and Director of SCMI; Director of Schroder Advisors Inc.; Director of Schroder Capital Management.

          C. John Govett. Director of SCMI; Group Managing Director of Schroder Ltd. And Director of Schroders plc.

          Phillipa J. Gould. Senior Vice President and Director of SCMI.

          Louise Croset. First Vice President and Director of SCMI, also First Vice President of Schroder Ltd.

          Abdallah Nauphal, Group Vice President and Director of SCMI.

CRESTONE CAPITAL MANAGEMENT, INC.

The description of Crestone Capital Management, Inc. ("Crestone") under the caption "Management -- SubAdviser" in the Prospectus and "Management -- Adviser -- SubAdviser -- Small Company Stock Fund" in the Statement of Additional Information relating to the Small Company Stock Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Crestone, including their business connections which are of a substantial nature. The address of Crestone is 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

          Kirk McCown, President and Director.

          Mark Steven Sunderhuse, Senior Vice President and Director.

          P. Jay Kiedrowski, Director. Mr. Kiedrowski is also President and Chairman of the Board of Norwest and an Executive Vice President of Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

          Steven P. Gianoli, Director. Mr. Gianoli is a Vice President of Norwest and Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

          Susan Koonsman, Director. Ms. Koonsman is President of Norwest Investments & Trust. Her address is 1740 Broadway, Denver, Colorado 80274.

PEREGRINE CAPITAL MANAGEMENT, INC.

The description of Peregrine Capital Management, Inc. ("Peregrine") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund in the Statement of Additional Information relating to Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Peregrine, including their business connections which are of a substantial nature. The address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

          James  R.  Campbell,   Director.  Mr.  Campbell  is  President,  Chief
          Executive Officer and a Director of Norwest Bank. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0116

          Patricia D. Burns, Senior Vice President.

          Tasso H. Coin, Senior Vice President.

          John S. Dale, Senior Vice President.

          Julie M. Gerend, Senior Vice President. Prior to September, 1995, Ms. Gerend was Manager, Account Executive at Fidelity Institutional Retirement Services, Co.

          William D. Giese, Senior Vice President.

          Daniel J. Hagen, Vice President. Prior to May, 1996, Mr. Hagen was Managing Director of Piper Jaffray, Inc.

          Ronald G. Hoffman, Senior Vice President and Secretary.

          Frank T. Matthews, Vice President.

          Jeannine McCormick, Senior Vice President.

          Barbara K. McFadden, Senior Vice President.

          Robert B. Mersky, Chairman, President and Chief Executive Officer.

          Gary E. Nussbaum, Senior Vice President.

          James P. Ross, Vice President. Prior to November, 1996, Mr. Ross was Vice President of Norwest Bank.

          Jonathan L. Scharlau, Assistant Vice President.

          Jay H. Strohmaier, Senior Vice President. Prior to September, 1996, Mr. Strohmaier was Senior Vice President/Managed Accounts for Voyageur Asset Management.

          Paul E. von Kuster, Senior Vice President.

          Janelle M. Walter, Assistant Vice President.

          Paul R. Wurm, Senior Vice President.

          J. Daniel Vandermark, Vice President. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-1013

          Albert J. Edwards, Senior Vice President. Prior to June 9, 1997, Mr. Edwards was Vice President/Marketing for U.S. Trust Company of California.

GALLIARD CAPITAL MANAGEMENT, INC.

The description of Galliard Capital Management, Inc. ("Galliard") under the caption "Management -- SubAdviser" in the Prospectus and "Management -- Adviser -- SubAdviser -- Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund" in the Statement of Additional Information relating to the Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund and Growth Balanced Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Galliard, including their business connections which are of a substantial nature. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

          Peter Jay Kiedrowski, Chairman. Mr. Kiedrowski is President and Chief Executive Officer of NIM; Chairman of Crestone and Executive Vice President of Norwest Bank.

          Richard Merriam, Principal and Senior Portfolio Manager.

          John Caswell, Principal and Senior Portfolio Manager.

          Karl Tourville, Principal and Senior Portfolio Manager.

          Laura Gideon, Senior Vice President of Marketing.

          Leela Scattum, Vice President of Operations.

UNITED CAPITAL MANAGEMENT

The description of United Capital Management ("UCM") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Contrarian Stock Fund" in the Statement of Additional Information relating to Contrarian Stock Fund" constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of UCM, including their business connections which are of a substantial nature. The address of UCM is 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

          W. Lon Schreur, President. Mr. Schreur is Senior Vice President of Norwest Bank Colorado, N.A..

          John T. Groton, Vice President. Mr. Groton is Vice President of Norwest Bank Colorado, N.A.

          David B. Kinney, Vice President. Mr. Kinney is Vice President of Norwest Bank Colorado, N.A.

          James C. Peery, Senior Vice President. Mr. Peery is Vice President of Norwest Bank Colorado, N.A.

          Leona F. Bennett, Vice President. Ms. Bennett is Vice President of Norwest Bank Colorado, N.A.

          Denise B. Johnson, Vice President. Ms. Johnson is Vice President of Norwest Bank Colorado, N.A.

SMITH ASSET MANAGEMENT GROUP

The description of Smith Asset Management Group ("Smith") under the caption "Management -- SubAdviser" in the Prospectus and "Management -- Adviser --
SubAdviser -- Performa Disciplined Growth Fund and Performa Small Cap Value Fund" in the Statement of Additional Information relating to Performa Disciplined Growth Fund and Performa Small Cap Value Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal executive officers of Smith, including their business connections which are of a substantial nature. The address of Smith is 500 Crescent Court, Suite 250, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

          Stephen  S.  Smith,  President.  Mr.  Smith  is  President  and  Chief
          Executive   Officer.   Mr.  Smith  is  also  a  partner  of  Discovery
          Management.

          Stephen J. Summers, Chief Operating Officer. Mr. Summers is also a partner of Discovery Management.

          Sarah C. Castleman, Vice President. Ms. Castleman is also a partner of Discovery Management and prior thereto was an Assistant Vice President at NationsBank, 901 Main Street, 16th Floor, Dallas, Texas 75201.

ITEM 29.   PRINCIPAL UNDERWRITERS.

(a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Core Trust (Delaware), The CRM Funds, The Cutler Trust, Forum Funds, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds, Sound Shore Fund, Inc. and Trans Adviser Funds, Inc.

(b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of Registrant. Their business address is Two Portland Square, Portland, Maine.

(c)      Not Applicable.

ITEM 30.   LOCATION OF BOOKS AND RECORDS.

The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101, at Forum Financial Corp., Two Portland Square, Portland, Maine 04101 and Forum Administrative Services, Limited Liability Company, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

Additional records are maintained at the offices of Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's investment adviser, custodian and transfer agent.

ITEM 31.   MANAGEMENT SERVICES.

Not Applicable.

ITEM 32.   UNDERTAKINGS.

(i) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of Registrant's Securities Act of 1933 Registration Statement relating to the prospectuses offering those shares or the commencement of public shares of the respective shares; and,

(ii) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 17th day of March, 1998.

                                               NORWEST ADVANTAGE FUNDS


                                               By:      /s/ John Y. Keffer
                                                   ---------------------------
                                                        John Y. Keffer
                                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 17th day of March, 1998.

                         SIGNATURES                             TITLE

(a)      Principal Executive Officer

           /s/ John Y. Keffer                                   Chairman and
          -----------------------------                         President
              John Y. Keffer


(b)      Principal Financial and Accounting Officer

         /s/ Sara M. Morris                                     Treasurer
         ------------------------------
         Sara M. Morris

(c)      A Majority of the Trustees

              /s/ John Y. Keffer                                Chairman
         ------------------------------
              John Y. Keffer

              Robert C. Brown*                                  Trustee
              Donald H. Burkhardt*                              Trustee
              James C. Harris*                                  Trustee
              Richard M. Leach*                                 Trustee
              Donald C. Willeke*                                Trustee
              Timothy J. Penny*                                 Trustee
              John S. McCune*                                   Trustee

         *By:  /s/ John Y. Keffer
             --------------------------
              John Y. Keffer
              Attorney in Fact

                                   SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Advantage Funds, solely with respect to Small Cap Opportunities Fund and Performa Global Growth Fund, each a series of Norwest Advantage Funds, to be signed in the City of New York, State of New York on the 18th day of March, 1998.

                                                SCHRODER CAPITAL FUNDS

                                                By:  /s/ Catherine A. Mazza
                                                   ---------------------------
                                                    Catherine A. Mazza

This amendment to the Registration Statement of Norwest Advantage Funds, solely with respect to Small Cap Opportunities Fund and Performa Global Growth Fund, each a series of Norwest Advantage Funds, has been signed below by the following persons in the capacities indicated on the 18th day of March, 1998.

         SIGNATURES                                 TITLE

(a)      Principal Executive Officer

         MARK J. SMITH

         *By: /s/ Thomas G. Sheehan                 President and Trustee
             --------------------------
                  Thomas G. Sheehan
                  Attorney-in-Fact

(b)      Principal Financial and
         Accounting Officer

          /s/ Fergal Cassidy                        Treasurer
         ------------------------------
         Fergal Cassidy

(c)      Majority of the Trustees

         PETER E. GUERNSEY*                         Trustee
         JOHN I. HOWELL*                            Trustee
         HERMANN C. SCHWAB*                         Trustee
         CLARENCE F. MICHALIS*                      Trustee
         MARK J. SMITH*                             Trustee
         HON. DAVID N. DINKINS*                     Trustee
         PETER S. KNIGHT*                           Trustee
         SHARON L. HAUGH*                           Trustee


         *By:  Thomas G. Sheehan
             ---------------------------
                  Thomas G. Sheehan
                  Attorney-in-Fact

                                INDEX TO EXHIBITS


                                                                      Sequential
Exhibit                                                              Page Number
-------                                                              -----------

   11         Consent of KPMG Peat Marwick LLP, Independent Auditors.

   16 Schedule for Computation of each Performance Quotation provided in the Registration Statement in response to Item 22.

                                                                      EXHIBIT 11

                         Consent of Independent Auditors






The Board of Trustees and Shareholders
Norwest Advantage Funds:


We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Counsel and Auditors" in the Statement of Additional Information included herein.



                                                      KPMG Peat Marwick LLP





Boston, Massachusetts
March 30, 1998

                                                                      EXHIBIT 16

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       Norwest Performa Disciplined Growth

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,023.70       -           -           -           -           -          -         952.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         31.69        -           -           -           -           -          -        (31.75)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------


2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------


b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,023.70       -           -           -           -           -          -         952.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -         2.37         -           -           -           -           -          -         (4.80)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        Norwest Performa Small Cap Value

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,001.10       -           -           -           -           -          -         930.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         1.27         -           -           -           -           -          -        (43.08)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,001.10       -           -           -           -           -          -         930.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -          .11         -           -           -           -           -          -         (7.00)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        Norwest Performa Strategic Value

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,004.40       -           -           -           -           -          -        1,015.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         5.26         -           -           -           -           -          -         12.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,004.40       -           -           -           -           -          -        1,015.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -          .44         -           -           -           -           -          -          1.55
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
       10,316.93               1,354.53              177,117.49                10.10                   6.09
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         Norwest Performa Global Growth

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        993.60        -           -           -           -           -          -         933.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -        (7.27)        -           -           -           -           -          -        (41.64)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        993.60        -           -           -           -           -          -         933.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -         (.64)        -           -           -           -           -          -         (6.70)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on las
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     Norwest Minnesota Intermediate Tax-Free

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .17
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,003.20       -           -           -           -           -          -        1,009.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         3.79         -           -           -           -           -          -          5.74
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .17
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,003.20       -           -           -           -           -          -        1,009.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -          .32         -           -           -           -           -          -          .95
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
      830,512.26              103,375.26            21,070,292.34               9.96                   4.19
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                          44.80                                                       7.59
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     Norwest Limited Term Government Income

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,001.90       -           -           -           -           -          -        1,010.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         2.23         -           -           -           -           -          -          6.72
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         .16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -       1,001.90       -           -           -           -           -          -        1,010.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -          .19         -           -           -           -           -          -          1.09
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
      309,493.83               20,763.66            6,402,736.49                9.85                   5.56
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        WealthBuilder II Growth Portfolio

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        997.10        -           -           -           -           -          -         975.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -        (3.46)        -           -           -           -           -          -        (14.50)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1012.30       -           -           -           -           -          -         989.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         15.46        -           -           -           -           -          -         (6.40)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        997.10        -           -           -           -           -          -         975.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -        (0.29)        -           -           -           -           -          -         (2.50)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1012.30       -           -           -           -           -          -         989.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -         1.23         -           -           -           -           -          -         (1.10)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                   WealthBuilder II Growth & Income Portfolio

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        999.40        -           -           -           -           -          -         958.40
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -        (0.75)        -           -           -           -           -          -        (22.45)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1014.60       -           -           -           -           -          -         973.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         18.61        -           -           -           -           -          -        (15.11)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        999.40        -           -           -           -           -          -         958.40
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -        (0.06)        -           -           -           -           -          -         (4.16)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1014.60       -           -           -           -           -          -         973.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -         1.46         -           -           -           -           -          -         (2.70)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------









              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                   WealthBuilder II Growth Balanced Portfolio

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period S = Maximum
                                    initial sales charge R = Maximum  redemption
                                    charge  (calculated  based on _______)(i.e.,
                                    lower  of  purchase   amount  or  redemption
                                    amount)

a.       AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        986.00        -           -           -           -           -          -         982.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -        (15.77)       -           -           -           -           -          -        (10.27)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1001.00       -           -           -           -           -          -         997.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)         -         1.19         -           -           -           -           -          -         (1.78)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where: C = cumulative total return of the investment over the specified period T = average annual total return (see above) P = initial payment of $1,000 n = number of years ERV = ending redeemable value of the initial payment at the end of the period

a.       CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        986.00        -           -           -           -           -          -         982.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S           -         1.50         -           -           -           -           -          -          1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -        (1.40)        -           -           -           -           -          -         (1.80)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)         -         1/12        1/4         1/2          1           3           5          10         0.16
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV          -        1001.00       -           -           -           -           -          -         997.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)         -         0.10         -           -           -           -           -          -         (0.30)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          N/A                     N/A                    N/A                    N/A                     N/A
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
                           N/A                                                        N/A
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last
                                        day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
            N/A                           N/A                           N/A                          N/A
----------------------------- ----------------------------- ---------------------------- ----------------------------